UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Floating Rate High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 2.75% sales charge)(dagger)	1.53%	4.61%	4.01%
Class T (incl. 2.75% sales charge)	1.43%	4.53%	3.91%
Class B (incl. contingent deferred sales charge) B	0.33%	4.34%	3.84%
Class C (incl. contingent deferred sales charge) C	2.60%	4.50%	3.73%

A From August 16, 2000.

B Class B shares' contingent deferred charges included in the past one year, past five years, and life of fund total return figures are 3.5%, 1.5%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

8 The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 3.75%.

Annual Report

Performance - continued

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Class T on August 31, 2000, and the current 2.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® (S&P®)/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period. Effective May 1, 2007, the fund changed its benchmark from the Credit Suisse Leveraged Loan Index to the S&P/LSTA Leveraged Performing Loan Index because the S&P/LSTA Leveraged Performing Loan Index conforms more closely to the fund's investment strategy.

* From August 31, 2000 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The Standard & Poor's® (S&P®)/LSTA Leveraged Performing Loan Index returned 4.38% during the year ending October 31, 2007, comprising 7.74% from income and 3.36% of price degradation. Profit performance in the second half of the period of approximately 0.55% was hurt by what S&P described as a "six sigma" event in market volatility. Demand in the first half of the period was strong, with the market capitalization of the index growing 33%. Collateralized loan obligations (CLOs) represented 62% of that demand. By late spring, the new-issue calendar grew to exceed $300 billion, comprising predominantly large merger-and-acquisition transactions. At that time, financing for structured vehicles became more challenging due to concerns about the housing market, and anticipated demand from CLOs disappeared. New issues could not clear the market and underwriters were unable to place commitments. The technical imbalance pushed prices down and spreads wider. At the trough, B+ loans traded at a spread of more than 400 basis points (bps) and a yield of 9.5%, with the default rate at 0.5%. According to S&P, the historical average spread was 283 bps with a default rate of 3.2%. Technicals improved in August as new investors were drawn to opportunities in loans, and supply was cancelled or postponed.

During the year, the fund's Class A, Class T, Class B and Class C shares returned 4.40%, 4.30%, 3.76% and 3.58%, respectively (excluding sales charges), versus 4.38% for the S&P/LSTA index - which became the fund's primary benchmark on May 1, 2007, because it conforms more closely to the fund's investment strategy. The fund's previous benchmark, the Credit Suisse Leveraged Loan Index, returned 4.15%. The fund was defensively positioned with a cash position and an overweighting in names rated BB or higher. According to S&P, BBs outperformed, increasing 3.24%, while Bs rose 2.69%. Favorable security selection in publishing, with an underweighting in newspapers (Tribune and Star Tribune), helped performance relative to the S&P/LSTA index, as did successful security selection and an underweighting in building and development (Landsource). An overweighting in telecommunications (including Qwest) and an underweighting in services in general also helped performance. Performance was hurt by an underweighting in leisure and a position in sports promotion company Zuffa, with underperformance coming from cable and satellite television (Charter Communications) as well. Further, Fresenius Medical and Ford Motor Credit Company lagged. Some securities I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,009.20	$ 5.22
Hypothetical A	$ 1,000.00	$ 1,020.01	$ 5.24
Class T
Actual	$ 1,000.00	$ 1,008.30	$ 5.01
Hypothetical A	$ 1,000.00	$ 1,020.21	$ 5.04
Class B
Actual	$ 1,000.00	$ 1,005.70	$ 7.63
Hypothetical A	$ 1,000.00	$ 1,017.59	$ 7.68
Class C
Actual	$ 1,000.00	$ 1,004.40	$ 8.89
Hypothetical A	$ 1,000.00	$ 1,016.33	$ 8.94
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,010.90	$ 3.55
Hypothetical A	$ 1,000.00	$ 1,021.68	$ 3.57
Institutional Class
Actual	$ 1,000.00	$ 1,009.70	$ 3.70
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.03%
Class T	.99%
Class B	1.51%
Class C	1.76%
Fidelity Floating Rate High Income Fund	.70%
Institutional Class	.73%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.8	2.4
Charter Communications Operating LLC	2.8	0.5
CSC Holdings, Inc.	2.3	2.2
NRG Energy, Inc.	2.0	2.3
Georgia-Pacific Corp.	2.0	1.8
	11.9
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	11.1	9.4
Cable TV	8.8	8.7
Electric Utilities	6.5	5.4
Technology	6.0	5.5
Telecommunications	5.9	7.6
Quality Diversification (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
BBB 3.5%	BBB 4.8%
BB 55.8%	BB 47.5%
B 18.7%	B 20.1%
CCC,CC,C 0.5%	CCC,CC,C 0.1%
Not Rated 10.8%	Not Rated 17.9%
Short-Term Investments and Net Other Assets 10.7%	Short-Term Investments and Net Other Assets 9.6%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2007 *		As of April 30, 2007 **
	Floating Rate Loans 86.6%		Floating Rate Loans 80.9%
	Nonconvertible Bonds 2.7%		Nonconvertible Bonds 9.5%
	Short-Term Investments and Net Other Assets 10.7%		Short-Term Investments and Net Other Assets 9.6%
* Foreign investments	3.9%	** Foreign investments	5.2%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Floating Rate Loans (d) - 86.6%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
BE Aerospace, Inc. term loan B 7.0417% 8/24/12 (c)	$ 5,935	$ 5,935
McKechnie Aerospace Holdings Ltd. Tranche 1LN, term loan 7.2% 5/11/14 (c)	2,464	2,365
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 6.9013% 12/31/11 (c)	11,857	11,739
TransDigm, Inc. term loan 7.2% 6/23/13 (c)	17,340	17,037
Wesco Aircraft Hardware Corp. Tranche 1LN, term loan 7.45% 9/29/13 (c)	7,576	7,472
		44,548
Air Transportation - 0.2%
Delta Air Lines, Inc. Tranche 1LN, Revolving Credit-Linked Deposit 6.8291% 4/30/12 (c)	6,000	5,850
United Air Lines, Inc. Tranche B, term loan 7.0006% 2/1/14 (c)	3,980	3,801
		9,651
Auto Parts Distribution - 1.9%
Delphi Corp. term loan:
7.375% 12/31/07 (c)	3,000	3,000
7.875% 12/31/07 (c)	34,000	34,000
Tenneco, Inc. Credit-Linked Deposit 6.6206% 3/16/14 (c)	6,000	5,820
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 6.43% 4/30/14 (c)	29,000	28,130
TRW Automotive Holdings Corp. Tranche B1, term loan 6.4065% 2/9/14 (c)	4,988	4,950
		75,900
Automotive - 2.0%
AM General LLC:
Tranche B, term loan 8.2395% 9/30/13 (c)	2,758	2,748
8.125% 9/30/12 (c)	97	96
Dana Corp. term loan 7.98% 4/13/08 (c)	6,120	6,082
Ford Motor Co. term loan 8.7% 12/15/13 (c)	11,823	11,379
General Motors Corp. term loan 7.615% 11/29/13 (c)	13,126	12,863
Navistar International Corp.:
term loan 8.2338% 1/19/12 (c)	9,533	9,414
Credit-Linked Deposit 8.2793% 1/19/12 (c)	3,467	3,423
Oshkosh Truck Co. Tranche B, term loan 7.4503% 12/6/13 (c)	24,668	24,205
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Automotive - continued
Rexnord Corp. Tranche B, term loan 7.6032% 7/19/13 (c)	$ 1,989	$ 1,971
Visteon Corp. term loan 8.38% 6/13/13 (c)	4,000	3,810
		75,991
Broadcasting - 4.8%
Citadel Broadcasting Corp. Tranche B, term loan 6.6315% 6/12/14 (c)	25,000	23,750
Discovery Communications, Inc. term loan 7.1981% 5/14/14 (c)	29,047	28,648
Emmis Operating Co. Tranche B, term loan 7.1981% 11/1/13 (c)	4,845	4,742
Entravision Communication Corp. term loan 6.73% 3/29/13 (c)	5,880	5,762
Knology, Inc. term loan 7.48% 4/6/12 (c)	998	963
Liberty Cablevision of Puerto Rico LTC term loan 7.6944% 6/15/14 (c)	3,327	3,210
Local TV Finance LLC term loan 7.31% 5/7/13 (c)	3,122	3,013
Montecito Broadcast Group LLC Tranche 1, term loan 7.8587% 1/27/13 (c)	1,965	1,945
Nexstar Broadcasting, Inc. Tranche B, term loan 6.9481% 10/1/12 (c)	17,769	17,103
Paxson Communications Corp. term loan 8.4925% 1/15/12 (c)	6,000	5,910
Raycom Media, Inc. Tranche B, term loan 6.3125% 6/25/14 (c)	6,430	6,237
Telesat Holding, Inc. term loan:
10/15/14 (e)	315	311
7.9006% 10/15/14 (c)	3,685	3,644
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2042% 9/29/14 (c)	57,987	54,942
Tranche DD 1LN, term loan 9/29/14 (e)	2,013	1,908
VNU, Inc. term loan 7.36% 8/9/13 (c)	26,596	25,864
		187,952
Building Materials - 0.1%
Goodman Global Holdings, Inc. Tranche C, term loan 7.1875% 12/23/11 (c)	1,386	1,372
Nortek Holdings, Inc. Tranche B, term loan 7.0544% 8/27/11 (c)	3,701	3,609
		4,981
Cable TV - 8.7%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (c)	114,000	109,440
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
CSC Holdings, Inc. Tranche B, term loan 6.875% 3/31/13 (c)	$ 91,609	$ 89,205
DIRECTV Holdings LLC Tranche B, term loan 6.2525% 4/13/13 (c)	33,892	33,638
Insight Midwest Holdings LLC Tranche B, term loan 7% 4/6/14 (c)	10,000	9,775
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche D1, term loan 6.61% 1/31/15 (c)	3,901	3,764
Mediacom LLC Tranche C1, term loan 6.61% 1/31/15 (c)	2,784	2,686
NTL Cable PLC Tranche B, term loan 7.2238% 1/10/13 (c)	21,680	21,355
PanAmSat Corp. Tranche B2, term loan 7.1238% 1/3/14 (c)	29,700	29,329
San Juan Cable, Inc. Tranche 1, term loan 7.62% 10/31/12 (c)	4,792	4,600
UPC Broadband Holding BV Tranche N1, term loan 7.13% 12/31/14 (c)	35,008	33,914
		337,706
Capital Goods - 2.8%
Amsted Industries, Inc.:
term loan 7.2788% 4/5/13 (c)	4,764	4,651
Tranche DD, term loan 7.2662% 4/5/13 (c)	3,095	3,022
Ashtead Group PLC term loan 7.125% 8/31/11 (c)	4,950	4,851
Baldor Electric Co. term loan 6.96% 1/31/14 (c)	7,012	6,933
Bucyrus International, Inc. Tranche B, term loan 6.9039% 5/4/14 (c)	10,344	10,215
Chart Industries, Inc. Tranche B, term loan 7.3516% 10/17/12 (c)	2,806	2,771
Dresser, Inc. Tranche B 1LN, term loan 7.9885% 5/4/14 (c)	16,698	16,364
EnergySolutions, Inc.:
Credit-Linked Deposit 7.295% 6/7/13 (c)	189	186
term loan 7.66% 6/7/13 (c)	5,449	5,360
Flowserve Corp. term loan 6.7837% 8/10/12 (c)	25,650	25,265
Hexcel Corp. Tranche B, term loan 6.9128% 3/1/12 (c)	2,616	2,563
Invensys International Holding Ltd.:
term loan 7.3563% 12/15/10 (c)	1,920	1,882
Tranche B, term loan 7.2438% 1/15/11 (c)	2,080	2,038
Kinetek Industries, Inc. Tranche B, term loan 7.6082% 11/10/13 (c)	3,275	3,177
Rexnord Corp. Tranche B A0, term loan 7.6419% 7/19/13 (c)	4,938	4,888
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - continued
Sensus Metering Systems, Inc. Tranche B term loan 7.3253% 12/17/10 (c)	$ 1,792	$ 1,756
Terex Corp. term loan 6.9481% 7/14/13 (c)	13,835	13,697
		109,619
Chemicals - 4.1%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 6.8738% 4/2/13 (c)	5,526	5,353
term loan 6.9788% 4/2/14 (c)	36,892	36,154
Georgia Gulf Corp. term loan 7.6306% 10/3/13 (c)	2,939	2,892
Hercules, Inc. Tranche B, term loan 6.714% 10/8/10 (c)	3,607	3,571
Huntsman International LLC Tranche B, term loan 6.6425% 8/16/12 (c)	19,730	19,533
INEOS US Finance:
Tranche B, term loan 7.3573% 1/31/13 (c)	4,729	4,669
Tranche C, term loan 7.8573% 1/31/14 (c)	4,729	4,669
Innophos, Inc. Tranche B, term loan 7.01% 8/13/10 (c)	2,650	2,624
Lyondell Chemical Co. term loan 6.2515% 8/16/13 (c)	26,693	26,559
MacDermid, Inc. Tranche B, term loan 7.1981% 4/12/14 (c)	5,214	5,057
Momentive Performance Materials, Inc. Tranche B1, term loan 7.8125% 12/4/13 (c)	11,880	11,642
Nalco Co. Tranche B, term loan 6.9739% 11/4/10 (c)	23,152	23,036
Rockwood Specialties Group, Inc. Tranche E, term loan 6.46% 7/30/12 (c)	13,343	13,076
		158,835
Consumer Products - 0.5%
Central Garden & Pet Co. Tranche B, term loan 6.5612% 9/12/12 (c)	2,930	2,666
Jarden Corp.:
term loan 6.9481% 1/24/12 (c)	5,030	4,917
Tranche B2, term loan 6.9481% 1/24/12 (c)	2,632	2,580
Jostens IH Corp. Tranche C, term loan 7.1981% 10/4/11 (c)	5,366	5,312
Sealy Mattress Co. Tranche E, term loan 6.4741% 8/25/12 (c)	4,875	4,802
		20,277
Consumer Services - 0.2%
Weight Watchers International, Inc. Tranche B, term loan 6.75% 1/26/14 (c)	7,940	7,861
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Containers - 1.8%
Berry Plastics Holding Corp. Tranche C, term loan 7.3595% 4/3/15 (c)	$ 1,983	$ 1,933
Bluegrass Container Co. LLC Tranche 1, term loan 7.3958% 6/30/13 (c)	9,764	9,715
BWAY Corp. Tranche B, term loan 7.1875% 7/17/13 (c)	2,104	2,072
Crown Holdings, Inc.:
term loan B 7.3075% 11/15/12 (c)	15,345	15,115
Tranche B, term loan 7.3075% 11/15/12 (c)	9,697	9,551
Owens-Brockway Glass Container, Inc. Tranche B, term loan 6.5913% 6/14/13 (c)	27,122	26,647
Solo Cup Co. Tranche B1, term loan 8.6154% 2/27/11 (c)	6,421	6,405
		71,438
Diversified Financial Services - 0.5%
Ameritrade Holding Corp. Tranche B, term loan 6.25% 1/23/13 (c)	10,753	10,619
Cognis GmbH Tranche B, term loan 6.73% 9/15/13 (c)	1,000	960
LandSource Communities Development LLC Tranche B 1LN, term loan 8.2488% 2/27/13 (c)	2,948	2,579
LPL Investment Holdings, Inc. Tranche D, term loan 7.1981% 6/28/13 (c)	2,067	2,026
Millennium America/Millennium Inorganic Chemicals Ltd. Tranche 1LN, term loan 9.6981% 5/15/14 (c)	2,970	2,851
		19,035
Diversified Media - 0.8%
Lamar Media Corp. Tranche F, term loan 6.5% 3/31/14 (c)	7,650	7,574
LBI Media, Inc. Tranche B, term loan 6.3188% 3/31/12 (c)	2,266	2,164
NextMedia Operating, Inc. Tranche 1, term loan 7.0687% 11/18/12 (c)	3,683	3,499
Quebecor Media, Inc. Tranche B, term loan 7.2425% 1/17/13 (c)	4,913	4,827
R.H. Donnelley Corp. Tranche D1, term loan 7.0454% 6/30/11 (c)	9,330	9,143
Thomson Media, Inc. Tranche B1, term loan 7.2209% 11/8/11 (c)	3,002	2,912
		30,119
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 6.0%
AES Corp. term loan 7.125% 8/10/11 (c)	$ 10,071	$ 10,008
Boston Generating LLC:
Credit-Linked Deposit 7.5731% 12/20/13 (c)	1,032	1,011
Tranche 1LN, revolver loan 7.5731% 12/20/13 (c)	289	283
Tranche B 1LN, term loan 7.4481% 12/20/13 (c)	4,629	4,536
Calpine Corp. Tranche D, term loan 7.4481% 3/29/09 (c)	14,403	14,223
Covanta Energy Corp.:
term loan 6.8759% 2/9/14 (c)	5,997	5,817
6.4981% 2/9/14 (c)	2,967	2,878
Dynegy Holdings, Inc.:
Revolving Credit-Linked Deposit 6.3188% 4/2/13 (c)	15,319	14,783
Tranche B, term loan 6.6263% 4/2/13 (c)	2,681	2,587
6.3188% 4/2/13 (c)	14,000	13,510
Energy Investors Funds term loan 6.9635% 4/11/14 (c)	4,988	4,751
LS Power Acquisition Corp.:
Tranche 1LN, term loan 7.19% 5/1/14 (c)	12,720	12,466
Tranche 2LN, term loan 8.94% 11/1/14 (c)	3,000	2,925
MACH Gen LLC:
term loan 7.5% 2/22/14 (c)	3,598	3,490
7.2% 2/22/13 (c)	375	364
Mirant North America LLC term loan 6.5025% 1/3/13 (c)	21,904	21,630
NRG Energy, Inc.:
term loan:
6/8/14 (e)	6,869	6,732
6.9481% 2/1/13 (c)	40,945	40,126
6.8481% 2/1/13 (c)	21,976	21,537
NSG Holdings LLC:
term loan 7.21% 6/15/14 (c)	6,178	5,915
7.21% 6/15/14 (c)	714	684
Reliant Energy, Inc. 6.8775% 6/30/14 (c)	12,150	11,725
Texas Competitive Electric Holdings Co. LLC:
Tranche B2, term loan 8.6219% 10/10/14 (c)	20,000	19,975
Tranche B3, term loan 8.39625% 10/10/14 (c)	10,000	10,000
		231,956
Energy - 3.1%
Alon USA, Inc. term loan 7.0268% 6/22/13 (c)	3,950	3,861
Ashmore Energy International:
Revolving Credit-Linked Deposit 8.0981% 3/30/12 (c)	348	339
term loan 8.1981% 3/30/14 (c)	2,624	2,558
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Citgo Petroleum Corp. Tranche B, term loan 6.2213% 11/15/12 (c)	$ 11,990	$ 11,930
Coffeyville Resources LLC:
Credit-Linked Deposit 8.5806% 12/28/10 (c)	486	480
Tranche D, term loan 8.5275% 12/28/13 (c)	1,587	1,567
Compagnie Generale de Geophysique SA term loan 7.1288% 1/12/14 (c)	6,931	6,861
El Paso Corp. 7.32% 7/31/11 (c)	27,981	27,701
Energy Transfer Equity LP term loan 7.1063% 11/1/12 (c)	4,000	3,950
Kinder Morgan, Inc. Tranche B, term loan 6.3147% 5/30/14 (c)	10,579	10,288
MEG Energy Corp.:
term loan 7.2% 4/3/13 (c)	2,463	2,413
Tranche DD, term loan 7.23% 4/3/13 (c)(e)	2,500	2,425
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 8.125% 11/1/13 (c)	7,299	6,897
Tranche B, Credit-Linked Deposit 7.75% 11/1/13 (c)	892	843
Petroleum Geo-Services ASA term loan 6.95% 6/29/15 (c)	4,988	4,913
Sandridge Energy, Inc. term loan 8.8538% 4/1/14 (c)	8,000	7,940
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.3231% 10/31/12 (c)	2,505	2,480
term loan 7.5253% 10/31/12 (c)	4,491	4,446
Vulcan/Plains Resources, Inc. term loan 7.1213% 8/12/11 (c)	2,884	2,826
Western Refining, Inc. term loan 6.5688% 5/30/14 (c)	16,469	16,078
		120,796
Entertainment/Film - 1.8%
AMC Entertainment, Inc. term loan 6.6063% 1/26/13 (c)	6,326	6,208
Cinemark USA, Inc. term loan 7.245% 10/5/13 (c)	13,771	13,427
MGM Holdings II, Inc. Tranche B, term loan 8.4481% 4/8/12 (c)	10,200	9,792
National CineMedia LLC term loan 7.46% 2/13/15 (c)	16,000	15,440
Regal Cinemas Corp. term loan 6.6981% 10/27/13 (c)	20,084	19,582
Zuffa LLC term loan 7.5625% 6/19/15 (c)	5,985	5,416
		69,865
Environmental - 1.3%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 6.6206% 3/28/14 (c)	17,595	17,199
term loan 6.5813% 3/28/14 (c)	32,711	31,975
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Environmental - continued
Casella Waste Systems, Inc. Tranche B, term loan 7.3306% 4/28/10 (c)	$ 1,990	$ 1,950
Synagro Technologies, Inc. Tranche 1LN, term loan 7.5% 3/30/14 (c)	469	455
		51,579
Food and Drug Retail - 1.1%
Rite Aid Corp. Tranche ABL, term loan 6.7868% 6/4/14 (c)	28,000	27,160
SUPERVALU, Inc. Tranche B, term loan 6.6219% 6/2/12 (c)	15,691	15,534
The Pantry, Inc.:
term loan 6.51% 5/15/14 (c)	776	737
Tranche DD, term loan 5/15/14 (e)	222	211
		43,642
Food/Beverage/Tobacco - 1.9%
Bumble Bee Foods LLC Tranche B, term loan 7.2073% 5/2/12 (c)	3,000	2,948
Constellation Brands, Inc. Tranche B, term loan 6.6875% 6/5/13 (c)	35,032	34,419
Dean Foods Co. Tranche B, term loan 6.7% 4/2/14 (c)	17,893	17,222
Del Monte Corp. Tranche B, term loan 6.4514% 2/8/12 (c)	12,186	12,064
Herbalife International, Inc. term loan 6.26% 7/21/13 (c)	3,719	3,644
Michael Foods, Inc. Tranche B, term loan 7.3609% 11/21/10 (c)	2,020	1,998
Reddy Ice Group, Inc. term loan 6.9975% 8/12/12 (c)	2,000	1,960
		74,255
Gaming - 2.0%
Alliance Gaming Corp. term loan 8.6363% 9/5/09 (c)	3,454	3,359
Ameristar Casinos, Inc. term loan 7.4275% 11/10/12 (c)	5,944	5,900
Choctaw Resort Development Enterprise term loan 6.9481% 11/4/11 (c)	1,864	1,826
Golden Nugget, Inc.:
term loan 6.9405% 6/30/14 (c)	1,273	1,235
Tranche DD, term loan 6/30/14 (e)	727	705
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 7.4129% 2/16/14 (c)	3,777	3,683
Greenwood Racing, Inc. term loan 7.01% 11/28/11 (c)	1,985	1,940
Penn National Gaming, Inc. Tranche B, term loan 6.9006% 10/31/12 (c)	14,209	14,103
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Seminole Tribe of Florida:
Tranche B1, term loan 6.9723% 3/5/14 (c)	$ 907	$ 898
Tranche B2, term loan 7.125% 3/5/14 (c)	3,061	3,030
Tranche B3, term loan 6.75% 3/5/14 (c)	3,032	3,002
Town Sports International LLC term loan 7.5% 2/27/14 (c)	3,970	3,752
Tropicana Entertainment term loan 7.4481% 7/3/08 (c)	6,700	6,533
Trump Entertainment Resorts Holdings LP Tranche B, term loan 7.9056% 5/20/12 (c)	10,325	10,171
Venetian Macau Ltd. Tranche B, term loan:
7.45% 5/26/12 (c)	779	764
7.45% 5/26/13 (c)	3,881	3,803
Venetian Macau US Finance, Inc. Tranche B, term loan 7.45% 5/25/13 (c)	4,000	3,920
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 7.005% 8/15/13 (c)	9,180	9,146
		77,770
Healthcare - 11.1%
Advanced Medical Optics, Inc. term loan 7.0255% 4/2/14 (c)	2,527	2,395
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 7.7121% 2/7/12 (c)	9,966	9,741
Bausch & Lomb, Inc. term loan:
4/26/15 (e)	2,400	2,400
8.1425% 4/26/15 (c)	9,600	9,600
Community Health Systems, Inc.:
term loan 7.7563% 7/25/14 (c)	63,793	62,437
Tranche DD, term loan 7/25/14 (e)	4,207	4,118
Concentra Operating Corp. Tranche B 1LN, term loan 7.4481% 6/25/14 (c)	5,985	5,790
DaVita, Inc. Tranche B1, term loan 6.7801% 10/5/12 (c)	38,257	37,396
DJO, Inc. Tranche B, term loan 6.6349% 4/7/13 (c)	2,116	2,111
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 6.7028% 3/31/12 (c)	26,989	26,584
Gentiva Health Services, Inc. term loan 7.1773% 3/31/13 (c)	1,703	1,669
HCA, Inc. Tranche B, term loan 7.4481% 11/17/13 (c)	113,130	110,295
Health Management Associates, Inc. Tranche B, term loan 6.9481% 2/28/14 (c)	27,683	26,438
HealthSouth Corp. term loan 7.6278% 3/10/13 (c)	4,914	4,815
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Hologic, Inc. Tranche B1, term loan 7.5% 3/31/13 (c)	$ 4,000	$ 3,970
IASIS Healthcare Corp.:
term loan 7.0657% 3/15/14 (c)	6,652	6,336
Tranche DD, term loan 7.6981% 3/15/14 (c)(e)	2,287	2,178
7.32% 3/15/14 (c)	610	581
Inverness Medical Innovations, Inc. Tranche 1LN, term loan 7.1981% 6/26/14 (c)	12,050	11,779
LifePoint Hospitals, Inc. Tranche B, term loan 7.165% 4/15/12 (c)	12,368	12,059
National Renal Institutes, Inc. term loan 7.5% 3/31/13 (c)	3,417	3,263
Polypore, Inc. Tranche B, term loan 7.07% 7/3/14 (c)	3,990	3,850
Psychiatric Solutions, Inc. term loan 7.1775% 7/1/12 (c)	13,284	12,985
PTS Acquisition Corp. term loan 7.4481% 4/10/14 (c)	13,965	13,424
Renal Advantage, Inc. Tranche B, term loan 8.0998% 9/30/12 (c)	6,583	6,418
Skilled Healthcare Group, Inc. Tranche 1, term loan 6.9596% 6/15/12 (c)	3,910	3,822
Sun Healthcare Group, Inc.:
Tranche B, term loan 7.1249% 4/19/14 (c)	4,254	4,116
Tranche DD, term loan 7.065% 4/19/14 (c)(e)	621	601
7.2288% 4/19/13 (c)	966	934
Team Health, Inc. term loan 7.3471% 11/22/12 (c)	16,211	15,401
U.S. Oncology, Inc. Tranche B, term loan 7.2865% 8/20/11 (c)	6,423	6,326
Vanguard Health Holding Co. I term loan 7.4481% 9/23/11 (c)	3,701	3,632
VCA Antech, Inc. term loan 6.3125% 5/16/11 (c)	3,980	3,900
Vicar Operating, Inc. term loan 6.3125% 5/16/11 (c)	9,765	9,570
		430,934
Homebuilding/Real Estate - 0.9%
Blount, Inc. Tranche B1, term loan 6.8775% 8/9/10 (c)	1,632	1,566
CB Richard Ellis Group, Inc. Tranche B, term loan 6.4975% 12/20/13 (c)	6,956	6,800
General Growth Properties, Inc. Tranche A1, term loan 6.38% 2/24/10 (c)	13,803	13,596
Realogy Corp.:
Tranche B, term loan 8.24% 10/10/13 (c)	6,287	5,816
8.24% 10/10/13 (c)	1,697	1,570
Tishman Speyer Properties term loan 6.88% 12/27/12 (c)	5,000	4,913
		34,261
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Insurance - 0.1%
USI Holdings Corp. Tranche B, term loan 7.95% 5/4/14 (c)	$ 1,995	$ 1,935
Leisure - 0.7%
Cedar Fair LP term loan 6.7525% 8/30/12 (c)	1,895	1,857
London Arena & Waterfront Finance LLC Tranche A, term loan 8.2038% 3/8/12 (c)	2,955	2,925
Six Flags, Inc. Tranche B, term loan 7.75% 4/30/15 (c)	5,985	5,686
Universal City Development Partners Ltd. term loan 7.3265% 6/9/11 (c)	16,741	16,532
		27,000
Metals/Mining - 1.4%
Aleris International, Inc. term loan 7.0625% 12/19/13 (c)	2,274	2,172
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 6.9481% 10/26/12 (c)	14,750	14,676
Compass Minerals Tranche B, term loan 6.7027% 12/22/12 (c)	9,033	8,942
Noranda Aluminium Acquisition Corp. Tranche B, term loan 7.51% 5/18/14 (c)	7,721	7,566
Novelis Corp. term loan 7.2% 7/6/14 (c)	9,975	9,676
Oxbow Carbon LLC:
Tranche B, term loan 7.2217% 5/8/14 (c)	7,319	7,035
Tranche DD, term loan 7.1981% 5/8/14 (c)	643	618
Stillwater Mining Co. term loan 7.0625% 7/30/10 (c)	2,113	2,089
		52,774
Paper - 3.3%
Appleton Papers, Inc. Tranche B, term loan 7.0162% 6/5/14 (c)	1,995	1,915
Boise Cascade Holdings LLC:
Tranche DD E, term loan 6.7188% 4/30/14 (c)	3,133	3,109
Tranche E, term loan 6.4906% 4/30/14 (c)	13,917	13,813
Georgia-Pacific Corp.:
term loan 7.3718% 12/29/13 (c)	14,888	14,497
Tranche B1, term loan 7.4119% 12/23/12 (c)	63,713	62,040
NewPage Corp. term loan 7.4685% 5/2/11 (c)	3,990	3,970
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 7.23% 11/1/10 (c)	4,164	4,081
Tranche B, term loan 7.4281% 11/1/11 (c)	6,103	6,042
Tranche C, term loan 7.6103% 11/1/11 (c)	7,757	7,679
Tranche C1, term loan 7.3054% 11/1/11 (c)	2,489	2,464
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Paper - continued
Verso Paper Holdings LLC Tranche B, term loan 7% 8/1/13 (c)	$ 5,414	$ 5,251
Xerium Technologies, Inc. Tranche B, term loan 7.9481% 5/18/12 (c)	4,474	4,189
		129,050
Publishing/Printing - 3.6%
Cenveo Corp.:
term loan 6.9875% 6/21/13 (c)	5,473	5,282
Tranche DD, term loan 6.9875% 6/21/13 (c)	192	185
Dex Media East LLC Tranche B, term loan 6.88% 10/24/14 (c)(e)	15,000	15,019
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 6.7308% 9/9/09 (c)	2,413	2,389
Tranche B, term loan 7.0291% 3/9/10 (c)	11,143	11,073
Tranche B1, term loan 7.0426% 3/10/10 (c)	11,248	11,136
Idearc, Inc. term loan 7.2% 11/17/14 (c)	30,720	30,183
MediMedia USA, Inc. Tranche B, term loan 7.3743% 10/5/13 (c)	2,762	2,679
R.H. Donnelley Corp. Tranche D2, term loan 6.9871% 6/30/11 (c)	28,228	27,663
The Reader's Digest Association, Inc. term loan 7.5436% 3/2/14 (c)	12,547	11,794
Tribune Co. term loan 7.7438% 5/17/09 (c)	4,933	4,872
Yell Group PLC Tranche B1, term loan 6.7525% 2/10/13 (c)	20,200	19,847
		142,122
Railroad - 0.5%
Kansas City Southern Railway Co.:
Tranche B, term loan 6.678% 4/28/13 (c)	16,788	16,536
Tranche C, term loan 6.5406% 4/28/13 (c)	2,993	2,940
		19,476
Restaurants - 0.8%
Burger King Corp. Tranche B1, term loan 6.75% 6/30/12 (c)	17,476	17,302
Del Taco Tranche B, term loan 7.45% 3/29/13 (c)	2,925	2,706
OSI Restaurant Partners, Inc.:
term loan 7.0625% 6/14/14 (c)	12,344	11,897
7.7731% 6/14/13 (c)	910	877
		32,782
Services - 3.6%
Acosta, Inc. term loan 7.38% 7/28/13 (c)	2,963	2,892
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Services - continued
ARAMARK Corp.:
term loan 7.1981% 1/26/14 (c)	$ 51,939	$ 50,641
7.1981% 1/26/14 (c)	3,712	3,619
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 7.5282% 2/7/14 (c)	4,766	4,587
Central Parking Corp.:
Tranche B 1LN, term loan 7.6153% 5/22/14 (c)	2,386	2,321
7.4375% 5/22/14 (c)	704	684
Coinmach Corp. Tranche B1, term loan 7.7383% 12/19/12 (c)	5,958	5,913
Coinstar, Inc. term loan 7.13% 7/1/11 (c)	5,491	5,409
Dollar Thrifty Automotive Group, Inc. term loan 7.045% 6/15/14 (c)	2,374	2,327
Education Management LLC/Education Management Finance Corp. Tranche B, term loan 7% 6/1/13 (c)	4,842	4,673
Hertz Corp.:
Credit-Linked Deposit 6.9875% 12/21/12 (c)	1,140	1,120
Tranche B, term loan 6.8709% 12/21/12 (c)	6,337	6,226
Maxim Crane Works LP Tranche B, term loan 7.36% 6/29/14 (c)	2,993	2,828
RSC Equipment Rental term loan 6.9985% 11/30/12 (c)	2,970	2,933
The Geo Group, Inc. term loan 6.3436% 1/24/14 (c)	1,767	1,761
Thomson Learning, Inc. term loan 7.95% 7/5/14 (c)	28,000	27,020
United Rentals, Inc.:
term loan 7.32% 2/14/11 (c)	1,232	1,226
Tranche B, Credit-Linked Deposit 7.57% 2/14/11 (c)	340	339
West Corp. term loan 7.2727% 10/24/13 (c)	13,030	12,769
		139,288
Specialty Retailing - 0.8%
Claire's Stores, Inc. term loan 7.9481% 5/29/14 (c)	8,975	8,459
GNC Corp. term loan 7.48% 9/16/13 (c)	6,965	6,617
Michaels Stores, Inc. term loan 7.6185% 10/31/13 (c)	15,950	15,212
		30,288
Super Retail - 1.4%
Buhrmann US, Inc. Tranche D1, term loan 7.2993% 12/31/10 (c)	5,505	5,436
FTD, Inc. term loan 7.3575% 7/28/13 (c)	3,461	3,426
Gold Toe Investment Corp. Tranche 1LN, term loan 7.6% 10/30/13 (c)	5,955	5,806
J. Crew Group, Inc. term loan 6.7863% 5/15/13 (c)	4,258	4,173
Neiman Marcus Group, Inc. term loan 7.4481% 4/6/13 (c)	8,743	8,590
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
PETCO Animal Supplies, Inc. term loan 7.3282% 10/26/13 (c)	$ 11,865	$ 11,598
The Pep Boys - Manny, Moe & Jack term loan 7.54% 10/27/13 (c)	3,672	3,617
Toys 'R' US, Inc. term loan 8.1288% 12/9/08 (c)	13,000	12,854
		55,500
Technology - 5.5%
Acxiom Corp. term loan 6.795% 9/15/12 (c)	2,524	2,486
Affiliated Computer Services, Inc.:
term loan 6.8188% 3/20/13 (c)	13,096	12,900
Tranche B2, term loan 6.9572% 3/20/13 (c)	8,878	8,745
AMI Semiconductor, Inc. term loan 6.8188% 4/1/12 (c)	1,473	1,417
First Data Corp.:
Tranch B3, term loan 7.96% 9/24/14 (c)	3,000	2,903
Tranche B2, term loan 7.96% 9/24/14 (c)	8,660	8,368
Flextronics International Ltd.:
Tranche B-A, term loan 7.3944% 10/1/14 (c)	3,884	3,845
Tranche B-A1, term loan 7.455% 10/1/14 (c)	1,116	1,105
Tranche B-B, term loan 7.455% 10/1/12 (c)	5,000	4,950
Freescale Semiconductor, Inc. term loan 7.33% 12/1/13 (c)	32,708	31,236
Global Tel*Link Corp.:
term loan 8.6981% 2/14/13 (c)	1,538	1,519
8.6968% 2/14/13 (c)	435	429
IPC Systems, Inc. Tranche B1 1LN, term loan 7.4481% 5/31/14 (c)	2,000	1,850
Iron Mountain, Inc. term loan 7.0625% 4/16/14 (c)	9,975	9,925
Itron, Inc. term loan 6.9808% 4/18/14 (c)	2,398	2,368
Kronos, Inc.:
Tranche 1LN, term loan 7.4481% 6/11/14 (c)	6,983	6,738
Tranche 2LN, term loan 10.9481% 6/11/15 (c)	4,000	3,720
Metavante Technologies, Inc. Tranche B, term loan 6.66% 11/1/14 (c)	3,000	2,925
ON Semiconductor Corp. term loan 6.9481% 9/6/13 (c)	4,697	4,580
Open Solutions, Inc. term loan 7.275% 1/23/14 (c)	2,478	2,385
Open Text Corp. term loan 7.0025% 10/2/13 (c)	5,020	4,920
Riverdeep Interactive Learning USA, Inc. term loan:
7.9481% 12/20/13 (c)	24,258	24,137
11.9375% 12/21/07 (c)	4,955	4,906
Serena Software, Inc. term loan 7.175% 3/10/13 (c)	5,175	5,059
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
SunGard Data Systems, Inc. term loan 7.3563% 2/28/14 (c)	$ 59,180	$ 58,440
Verifone, Inc. Tranche B, term loan 6.7092% 10/31/13 (c)	4,253	4,221
		216,077
Telecommunications - 5.4%
American Cellular Corp. Tranche DD, term loan 3/15/14 (e)	774	768
Centennial Cellular Operating Co. LLC term loan 7.2228% 2/9/11 (c)	18,835	18,458
Cincinnati Bell, Inc. Tranche B, term loan 7.0197% 8/31/12 (c)	6,890	6,735
Consolidated Communications, Inc. Tranche D, term loan 6.9481% 10/14/11 (c)	2,000	1,980
Crown Castle International Corp. Tranche B, term loan 6.7306% 3/6/14 (c)	9,945	9,672
Digicel International Finance Ltd. term loan 7.75% 3/30/12 (c)	16,000	15,600
Intelsat Bermuda Ltd. term loan 7.8587% 1/12/14 (c)	20,000	19,750
Intelsat Ltd. Tranche B, term loan 7.1238% 7/3/13 (c)	29,370	29,040
Leap Wireless International, Inc. Tranche B, term loan 7.4481% 6/16/13 (c)	8,910	8,776
Level 3 Communications, Inc. term loan 7.4925% 3/13/14 (c)	19,000	18,454
MetroPCS Wireless, Inc. Tranche B, term loan 7.5789% 11/3/13 (c)	15,835	15,518
NTELOS, Inc. Tranche B1, term loan 7.01% 8/24/11 (c)	3,748	3,711
Paetec Communications, Inc. Tranche B, term loan 7.2525% 2/28/13 (c)	2,577	2,545
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (c)	11,000	11,275
Time Warner Telecom, Inc. Tranche B, term loan 6.82% 1/7/13 (c)	3,960	3,881
Triton PCS, Inc. term loan 8.01% 11/18/09 (c)	7,729	7,709
Wind Telecomunicazioni SpA:
Tranche B, term loan 7.5694% 9/21/13 (c)	7,500	7,463
Tranche C, term loan 8.3194% 9/21/14 (c)	7,500	7,463
Windstream Corp. Tranche B1, term loan 6.7144% 7/17/13 (c)	20,504	20,299
		209,097
Textiles & Apparel - 0.8%
Hanesbrands, Inc. Tranche B 1LN, term loan 6.743% 9/5/13 (c)	15,566	15,371
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Textiles & Apparel - continued
Levi Strauss & Co. term loan 7.5681% 4/4/14 (c)	$ 3,000	$ 2,798
Warnaco Group, Inc. term loan 6.673% 1/31/13 (c)	4,951	4,889
William Carter Co. term loan 6.4029% 6/29/12 (c)	6,848	6,754
		29,812
TOTAL FLOATING RATE LOANS (Cost $3,450,601)		3,374,172
Nonconvertible Bonds - 2.7%

Auto Parts Distribution - 0.1%
The Goodyear Tire & Rubber Co. 9.1348% 12/1/09 (c)	2,000	2,025
Automotive - 0.6%
Ford Motor Credit Co. LLC 7.9925% 1/13/12 (c)	26,620	24,690
Broadcasting - 0.1%
Radio One, Inc. 8.875% 7/1/11	4,000	3,940
Building Materials - 0.1%
General Cable Corp. 7.6056% 4/1/15 (c)	3,000	2,970
Cable TV - 0.1%
CSC Holdings, Inc. 7.25% 7/15/08	2,000	2,005
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,963	2,022
		4,027
Capital Goods - 0.0%
Esco Corp. 9.5694% 12/15/13 (b)(c)	2,000	2,000
Chemicals - 0.0%
Georgia Gulf Corp. 9.5% 10/15/14	1,360	1,183
Containers - 0.1%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	3,000	3,030
Electric Utilities - 0.5%
Energy Future Holdings 10.875% 11/1/17 (b)	10,000	10,100
NRG Energy, Inc. 7.375% 2/1/16	9,000	9,000
		19,100
Gaming - 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	3,000	2,940
Metals/Mining - 0.0%
Noranda Aluminium Acquisition Corp. 9.36% 5/15/15 pay-in-kind (b)(c)	2,000	1,860
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Technology - 0.5%
Freescale Semiconductor, Inc. 9.5694% 12/15/14 (c)	$ 10,000	$ 9,188
Intelsat Ltd. 11.4091% 6/15/13 (c)	2,000	2,075
NXP BV 7.9925% 10/15/13 (c)	9,000	8,528
		19,791
Telecommunications - 0.5%
Centennial Communications Corp. 10.9806% 1/1/13 (c)	2,000	2,000
IPCS, Inc. 7.4813% 5/1/13 (c)	3,000	2,910
Level 3 Financing, Inc. 9.15% 2/15/15 (c)	4,000	3,590
Rural Cellular Corp.:
8.25% 3/15/12	6,000	6,270
8.6213% 6/1/13 (b)(c)	3,000	3,060
		17,830
TOTAL NONCONVERTIBLE BONDS (Cost $109,009)		105,386
Money Market Funds - 11.8%
	Shares
Fidelity Cash Central Fund, 4.97% (a)	459,184,799	459,185
Fidelity Money Market Central Fund, 5.37% (a)	288,123	288
TOTAL MONEY MARKET FUNDS (Cost $459,473)		459,473
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $4,019,083)		3,939,031
NET OTHER ASSETS - (1.1)%		(42,009)
NET ASSETS - 100%		$ 3,897,022
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,020,000 or 0.4% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $26,096,000 and $25,626,000 respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 21,812
Fidelity Money Market Central Fund	1,023
Total	$ 22,835
Income Tax Information
At October 31, 2007, the fund had a capital loss carryforward of approximately $16,995,874 all of which will expire on October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,559,610)	$ 3,479,558
Fidelity Central Funds (cost $459,473)	459,473
Total Investments (cost $4,019,083)		$ 3,939,031
Cash		4,286
Receivable for investments sold		14,552
Receivable for fund shares sold		3,698
Interest receivable		30,297
Distributions receivable from Fidelity Central Funds		1,960
Prepaid expenses		2
Total assets		3,993,826

Liabilities
Payable for investments purchased	$ 81,554
Payable for fund shares redeemed	8,449
Distributions payable	3,889
Accrued management fee	1,849
Distribution fees payable	471
Other affiliated payables	491
Other payables and accrued expenses	101
Total liabilities		96,804

Net Assets		$ 3,897,022
Net Assets consist of:
Paid in capital		$ 3,995,810
Distributions in excess of net investment income		(1,059)
Accumulated undistributed net realized gain (loss) on investments		(17,677)
Net unrealized appreciation (depreciation) on investments		(80,052)
Net Assets		$ 3,897,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($257,009 ÷ 26,372 shares)	$ 9.75

Maximum offering price per share (100/97.25 of $9.75)	$ 10.03
Class T: Net Asset Value and redemption price per share ($308,661 ÷ 31,710 shares)	$ 9.73

Maximum offering price per share (100/97.25 of $9.73)	$ 10.01
Class B: Net Asset Value and offering price per share ($100,262 ÷ 10,301 shares)A	$ 9.73

Class C: Net Asset Value and offering price per share ($345,261 ÷ 35,434 shares)A	$ 9.74

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($2,678,799 ÷ 275,170 shares)	$ 9.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($207,030 ÷ 21,280 shares)	$ 9.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Interest		$ 311,243
Income from Fidelity Central Funds		22,835
Total income		334,078

Expenses
Management fee	$ 27,095
Transfer agent fees	5,182
Distribution fees	6,119
Accounting fees and expenses	1,363
Custodian fees and expenses	108
Independent trustees' compensation	16
Registration fees	233
Audit	160
Legal	42
Miscellaneous	36
Total expenses before reductions	40,354
Expense reductions	(109)	40,245
Net investment income		293,833
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(20,062)
Change in net unrealized appreciation (depreciation) on investment securities		(93,038)
Net gain (loss)		(113,100)
Net increase (decrease) in net assets resulting from operations		$ 180,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 293,833	$ 258,782
Net realized gain (loss)	(20,062)	3,037
Change in net unrealized appreciation (depreciation)	(93,038)	(12,428)
Net increase (decrease) in net assets resulting from operations	180,733	249,391
Distributions to shareholders from net investment income	(295,734)	(254,554)
Distributions to shareholders from net realized gain	(932)	-
Total distributions	(296,666)	(254,554)
Share transactions - net increase (decrease)	(601,645)	327,553
Redemption fees	917	305
Total increase (decrease) in net assets	(716,661)	322,695

Net Assets
Beginning of period	4,613,683	4,290,988
End of period (including distributions in excess of net investment income of $1,059 and undistributed net investment income of $3,814, respectively)	$ 3,897,022	$ 4,613,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.97	$ 9.88	$ 9.45
Income from Investment Operations
Net investment income C	.621	.571	.404	.285	.292
Net realized and unrealized gain (loss)	(.196)	(.022)	(.008)	.098	.447
Total from investment operations	.425	.549	.396	.383	.739
Distributions from net investment income	(.625)	(.560)	(.397)	(.295)	(.311)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.627)	(.560)	(.407)	(.295)	(.311)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.75	$ 9.95	$ 9.96	$ 9.97	$ 9.88
Total Return A,B	4.40%	5.66%	4.05%	3.96%	7.95%
Ratios to Average Net Assets D,F
Expenses before reductions	1.02%	1.05%	1.06%	1.08%	1.10%
Expenses net of fee waivers, if any	1.02%	1.05%	1.06%	1.08%	1.10%
Expenses net of all reductions	1.02%	1.05%	1.06%	1.08%	1.09%
Net investment income	6.28%	5.73%	4.05%	2.90%	3.04%
Supplemental Data
Net assets, end of period (in millions)	$ 257	$ 285	$ 312	$ 299	$ 88
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income C	.621	.564	.396	.276	.285
Net realized and unrealized gain (loss)	(.206)	(.022)	(.007)	.098	.446
Total from investment operations	.415	.542	.389	.374	.731
Distributions from net investment income	(.625)	(.553)	(.390)	(.286)	(.303)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.627)	(.553)	(.400)	(.286)	(.303)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A,B	4.30%	5.60%	3.98%	3.87%	7.87%
Ratios to Average Net Assets D,F
Expenses before reductions	1.03%	1.11%	1.13%	1.17%	1.18%
Expenses net of fee waivers, if any	1.03%	1.11%	1.13%	1.17%	1.18%
Expenses net of all reductions	1.02%	1.11%	1.13%	1.17%	1.18%
Net investment income	6.28%	5.67%	3.98%	2.81%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 472	$ 511	$ 389	$ 113
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income C	.569	.513	.346	.231	.243
Net realized and unrealized gain (loss)	(.206)	(.022)	(.008)	.096	.444
Total from investment operations	.363	.491	.338	.327	.687
Distributions from net investment income	(.573)	(.502)	(.339)	(.239)	(.259)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.575)	(.502)	(.349)	(.239)	(.259)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A,B	3.76%	5.06%	3.46%	3.38%	7.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.55%	1.63%	1.64%	1.65%	1.64%
Expenses net of fee waivers, if any	1.55%	1.63%	1.64%	1.65%	1.63%
Expenses net of all reductions	1.55%	1.62%	1.64%	1.65%	1.63%
Net investment income	5.75%	5.16%	3.47%	2.33%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$ 100	$ 143	$ 173	$ 184	$ 134
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.97	$ 9.87	$ 9.45
Income from Investment Operations
Net investment income C	.553	.508	.341	.224	.235
Net realized and unrealized gain (loss)	(.207)	(.022)	(.008)	.107	.434
Total from investment operations	.346	.486	.333	.331	.669
Distributions from net investment income	(.556)	(.497)	(.334)	(.233)	(.251)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.558)	(.497)	(.344)	(.233)	(.251)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.74	$ 9.95	$ 9.96	$ 9.97	$ 9.87
Total Return A,B	3.58%	5.00%	3.40%	3.41%	7.18%
Ratios to Average Net Assets D,F
Expenses before reductions	1.71%	1.68%	1.69%	1.71%	1.72%
Expenses net of fee waivers, if any	1.71%	1.68%	1.69%	1.71%	1.71%
Expenses net of all reductions	1.71%	1.68%	1.69%	1.71%	1.71%
Net investment income	5.59%	5.10%	3.42%	2.27%	2.42%
Supplemental Data
Net assets, end of period (in millions)	$ 345	$ 450	$ 539	$ 524	$ 269
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income B	.650	.593	.427	.309	.311
Net realized and unrealized gain (loss)	(.196)	(.021)	(.008)	.099	.450
Total from investment operations	.454	.572	.419	.408	.761
Distributions from net investment income	(.654)	(.583)	(.420)	(.320)	(.333)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.656)	(.583)	(.430)	(.320)	(.333)
Redemption fees added to paid in capital B	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.74	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A	4.72%	5.92%	4.30%	4.22%	8.20%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.73%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.72%	.81%	.82%	.84%	.86%
Net investment income	6.58%	5.97%	4.29%	3.14%	3.27%
Supplemental Data
Net assets, end of period (in millions)	$ 2,679	$ 2,989	$ 2,471	$ 1,982	$ 811
Portfolio turnover rate D	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.86	$ 9.44
Income from Investment Operations
Net investment income B	.647	.591	.424	.304	.312
Net realized and unrealized gain (loss)	(.206)	(.021)	(.007)	.110	.436
Total from investment operations	.441	.570	.417	.414	.748
Distributions from net investment income	(.651)	(.581)	(.418)	(.316)	(.330)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.653)	(.581)	(.428)	(.316)	(.330)
Redemption fees added to paid in capital B	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.86
Total ReturnA	4.58%	5.89%	4.27%	4.29%	8.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.76%	.84%	.85%	.87%	.90%
Expenses net of fee waivers, if any	.76%	.84%	.85%	.87%	.89%
Expenses net of all reductions	.76%	.83%	.85%	.87%	.89%
Net investment income	6.55%	5.95%	4.26%	3.11%	3.24%
Supplemental Data
Net assets, end of period (in millions)	$ 207	$ 275	$ 285	$ 182	$ 36
Portfolio turnover rate D	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 829
Unrealized depreciation	(80,588)
Net unrealized appreciation (depreciation)	(79,759)
Capital loss carryforward	(16,996)

Cost for federal income tax purposes	$ 4,018,790

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 295,734	$ 254,554
Long-term Capital Gains	932	-
Total	$ 296,666	$ 254,554

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities and U.S. government securities, aggregated $2,815,855 and $3,351,997, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% (.55% prior to February 1, 2007) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .59% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 557	$ 51
Class T	0%	.25%	1,020	5
Class B	.55%	.15%	865	680
Class C	.75%	.25%	3,677	497
			$ 6,119	$ 1,233

On January 18, 2007, the Board of Trustees approved an increase in Class A's service fee from .15% to .25% and an increase in Class C's distribution fee from .55% to ..75%. The new fee rates were effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A and Class T shares (3.75% for Class A shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 118
Class T	26
Class B*	223
Class C*	87
$ 454

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 483.18
Class T	575.14
Class B	264.21
Class C	667.17
Fidelity Floating Rate High Income Fund	2,859.09
Institutional Class	334.12
	$ 5,182

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $10

Annual Report

7. Committed Line of Credit - continued

and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $87. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 1
Fidelity Floating Rate High Income Fund	8
$ 9

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 16,980	$ 17,229
Class T	25,808	27,896
Class B	7,185	7,934
Class C	22,768	24,590
Fidelity Floating Rate High Income Fund	205,034	159,948
Institutional Class	17,959	16,957
Total	$ 295,734	$ 254,554
From net realized gain
Class A	$ 56	$ -
Class T	92	-
Class B	28	-
Class C	89	-
Fidelity Floating Rate High Income Fund	612	-
Institutional Class	55	-
Total	$ 932	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	13,247	12,422	$ 130,736	$ 123,689
Reinvestment of distributions	1,258	1,255	12,401	12,492
Shares redeemed	(16,816)	(16,310)	(165,336)	(162,319)
Net increase (decrease)	(2,311)	(2,633)	$ (22,199)	$ (26,138)
Class T
Shares sold	10,196	17,758	$ 101,349	$ 176,613
Reinvestment of distributions	2,326	2,513	22,926	24,979
Shares redeemed	(28,319)	(24,131)	(278,187)	(239,998)
Net increase (decrease)	(15,797)	(3,860)	$ (153,912)	$ (38,406)
Class B
Shares sold	1,012	1,874	$ 10,008	$ 18,623
Reinvestment of distributions	543	591	5,357	5,877
Shares redeemed	(5,618)	(5,517)	(55,301)	(54,870)
Net increase (decrease)	(4,063)	(3,052)	$ (39,936)	$ (30,370)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	6,240	9,134	$ 61,832	$ 90,864
Reinvestment of distributions	1,565	1,673	15,441	16,649
Shares redeemed	(17,554)	(19,730)	(172,933)	(196,393)
Net increase (decrease)	(9,749)	(8,923)	$ (95,660)	$ (88,880)
Fidelity Floating Rate High Income Fund
Shares sold	157,899	141,867	$ 1,564,638	$ 1,411,172
Reinvestment of distributions	17,687	13,747	174,341	136,672
Shares redeemed	(201,041)	(103,278)	(1,967,636)	(1,027,044)
Net increase (decrease)	(25,455)	52,336	$ (228,657)	$ 520,800
Institutional Class
Shares sold	16,545	16,093	$ 164,024	$ 159,986
Reinvestment of distributions	883	756	8,716	7,512
Shares redeemed	(23,840)	(17,805)	(234,021)	(176,951)
Net increase (decrease)	(6,412)	(956)	$ (61,281)	$ (9,453)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians, agent banks and brokers; where replies were not received from these financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 24, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates $230,222,964 of distributions paid during the period January 1, 2007 to October 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, as available, the cumulative total returns of Fidelity Floating Rate High Income (retail class) and Class C, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Floating Rate High Income (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Floating Rate High Income (retail class) was in the second quartile for the one-year period and the first quartile for the three-year period. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because of the small size of the peer group. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 58% means that 42% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2006. The Board considered that the fund's investment strategy of normally investing at least 80% of the fund's assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and the ASPG.

Furthermore, the Board considered that, on January 18, 2007, after the periods shown in the chart above, it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that, if the individual fund fee reduction had been in effect in 2006, the fund's management fee would have ranked below the median of its Total Mapped Group and below the median of its ASPG.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2006, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that, if the fund's amended management contract had been in effect (and the fund's individual fund fee rate had been reduced) in 2006, each class's total expenses would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AFR-UANN-1207
1.784741.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Floating Rate High Income

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Institutional Class	4.58%	5.41%	4.59%

A From August 16, 2000.

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Floating Rate High Income Fund - Institutional Class on August 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® (S&P®)/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period. Effective May 1, 2007, the fund changed its benchmark from Credit Suisse Leveraged Loan Index to the S&P/LSTA Leveraged Performing Loan Index because the S&P/LSTA Leveraged Performing Loan Index conforms more closely to the fund's investment strategy.

* From August 31, 2000 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity® Advisor Floating Rate High Income Fund

The Standard & Poor's®/LSTA Leveraged Performing Loan Index returned 4.38% during the year ending October 31, 2007, comprising 7.74% from income and 3.36% of price degradation. Profit performance in the second half of the period of approximately 0.55% was hurt by what S&P described as a "six sigma" event in market volatility. Demand in the first half of the period was strong, with the market capitalization of the index growing 33%. Collateralized loan obligations (CLOs) represented 62% of that demand. By late spring, the new-issue calendar grew to exceed $300 billion, comprising predominantly large merger-and-acquisition transactions. At that time, financing for structured vehicles became more challenging due to concerns about the housing market, and anticipated demand from CLOs disappeared. New issues could not clear the market and underwriters were unable to place commitments. The technical imbalance pushed prices down and spreads wider. At the trough, B+ loans traded at a spread of more than 400 basis points (bps) and a yield of 9.5%, with the default rate at 0.5%. According to S&P, the historical average spread was 283 bps with a default rate of 3.2%. Technicals improved in August as new investors were drawn to opportunities in loans, and supply was cancelled or postponed.

During the year, the fund's Institutional Class shares returned 4.58%, versus 4.38% for the S&P/LSTA index - which became the fund's primary benchmark on May 1, 2007, because it conforms more closely to the fund's investment strategy. The fund's previous benchmark, the Credit Suisse Leveraged Loan Index, returned 4.15%. The fund was defensively positioned with a cash position and an overweighting in names rated BB or higher. According to S&P, BBs outperformed, increasing 3.24%, while Bs rose 2.69%. Favorable security selection in publishing, with an underweighting in newspapers (Tribune and Star Tribune), helped performance relative to the S&P/LSTA index, as did successful security selection and an underweighting in building and development (Landsource). An overweighting in telecommunications (including Qwest) and an underweighting in services in general also helped performance. Performance was hurt by an underweighting in leisure and a position in sports promotion company Zuffa, with underperformance coming from cable and satellite television (Charter Communications) as well. Further, Fresenius Medical and Ford Motor Credit Company lagged. Some securities I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,009.20	$ 5.22
Hypothetical A	$ 1,000.00	$ 1,020.01	$ 5.24
Class T
Actual	$ 1,000.00	$ 1,008.30	$ 5.01
Hypothetical A	$ 1,000.00	$ 1,020.21	$ 5.04
Class B
Actual	$ 1,000.00	$ 1,005.70	$ 7.63
Hypothetical A	$ 1,000.00	$ 1,017.59	$ 7.68
Class C
Actual	$ 1,000.00	$ 1,004.40	$ 8.89
Hypothetical A	$ 1,000.00	$ 1,016.33	$ 8.94
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,010.90	$ 3.55
Hypothetical A	$ 1,000.00	$ 1,021.68	$ 3.57
Institutional Class
Actual	$ 1,000.00	$ 1,009.70	$ 3.70
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.03%
Class T	.99%
Class B	1.51%
Class C	1.76%
Fidelity Floating Rate High Income Fund	.70%
Institutional Class	.73%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.8	2.4
Charter Communications Operating LLC	2.8	0.5
CSC Holdings, Inc.	2.3	2.2
NRG Energy, Inc.	2.0	2.3
Georgia-Pacific Corp.	2.0	1.8
	11.9
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	11.1	9.4
Cable TV	8.8	8.7
Electric Utilities	6.5	5.4
Technology	6.0	5.5
Telecommunications	5.9	7.6
Quality Diversification (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
BBB 3.5%	BBB 4.8%
BB 55.8%	BB 47.5%
B 18.7%	B 20.1%
CCC,CC,C 0.5%	CCC,CC,C 0.1%
Not Rated 10.8%	Not Rated 17.9%
Short-Term Investments and Net Other Assets 10.7%	Short-Term Investments and Net Other Assets 9.6%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2007 *		As of April 30, 2007 **
	Floating Rate Loans 86.6%		Floating Rate Loans 80.9%
	Nonconvertible Bonds 2.7%		Nonconvertible Bonds 9.5%
	Short-Term Investments and Net Other Assets 10.7%		Short-Term Investments and Net Other Assets 9.6%
* Foreign investments	3.9%	** Foreign investments	5.2%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Floating Rate Loans (d) - 86.6%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
BE Aerospace, Inc. term loan B 7.0417% 8/24/12 (c)	$ 5,935	$ 5,935
McKechnie Aerospace Holdings Ltd. Tranche 1LN, term loan 7.2% 5/11/14 (c)	2,464	2,365
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 6.9013% 12/31/11 (c)	11,857	11,739
TransDigm, Inc. term loan 7.2% 6/23/13 (c)	17,340	17,037
Wesco Aircraft Hardware Corp. Tranche 1LN, term loan 7.45% 9/29/13 (c)	7,576	7,472
		44,548
Air Transportation - 0.2%
Delta Air Lines, Inc. Tranche 1LN, Revolving Credit-Linked Deposit 6.8291% 4/30/12 (c)	6,000	5,850
United Air Lines, Inc. Tranche B, term loan 7.0006% 2/1/14 (c)	3,980	3,801
		9,651
Auto Parts Distribution - 1.9%
Delphi Corp. term loan:
7.375% 12/31/07 (c)	3,000	3,000
7.875% 12/31/07 (c)	34,000	34,000
Tenneco, Inc. Credit-Linked Deposit 6.6206% 3/16/14 (c)	6,000	5,820
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 6.43% 4/30/14 (c)	29,000	28,130
TRW Automotive Holdings Corp. Tranche B1, term loan 6.4065% 2/9/14 (c)	4,988	4,950
		75,900
Automotive - 2.0%
AM General LLC:
Tranche B, term loan 8.2395% 9/30/13 (c)	2,758	2,748
8.125% 9/30/12 (c)	97	96
Dana Corp. term loan 7.98% 4/13/08 (c)	6,120	6,082
Ford Motor Co. term loan 8.7% 12/15/13 (c)	11,823	11,379
General Motors Corp. term loan 7.615% 11/29/13 (c)	13,126	12,863
Navistar International Corp.:
term loan 8.2338% 1/19/12 (c)	9,533	9,414
Credit-Linked Deposit 8.2793% 1/19/12 (c)	3,467	3,423
Oshkosh Truck Co. Tranche B, term loan 7.4503% 12/6/13 (c)	24,668	24,205
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Automotive - continued
Rexnord Corp. Tranche B, term loan 7.6032% 7/19/13 (c)	$ 1,989	$ 1,971
Visteon Corp. term loan 8.38% 6/13/13 (c)	4,000	3,810
		75,991
Broadcasting - 4.8%
Citadel Broadcasting Corp. Tranche B, term loan 6.6315% 6/12/14 (c)	25,000	23,750
Discovery Communications, Inc. term loan 7.1981% 5/14/14 (c)	29,047	28,648
Emmis Operating Co. Tranche B, term loan 7.1981% 11/1/13 (c)	4,845	4,742
Entravision Communication Corp. term loan 6.73% 3/29/13 (c)	5,880	5,762
Knology, Inc. term loan 7.48% 4/6/12 (c)	998	963
Liberty Cablevision of Puerto Rico LTC term loan 7.6944% 6/15/14 (c)	3,327	3,210
Local TV Finance LLC term loan 7.31% 5/7/13 (c)	3,122	3,013
Montecito Broadcast Group LLC Tranche 1, term loan 7.8587% 1/27/13 (c)	1,965	1,945
Nexstar Broadcasting, Inc. Tranche B, term loan 6.9481% 10/1/12 (c)	17,769	17,103
Paxson Communications Corp. term loan 8.4925% 1/15/12 (c)	6,000	5,910
Raycom Media, Inc. Tranche B, term loan 6.3125% 6/25/14 (c)	6,430	6,237
Telesat Holding, Inc. term loan:
10/15/14 (e)	315	311
7.9006% 10/15/14 (c)	3,685	3,644
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2042% 9/29/14 (c)	57,987	54,942
Tranche DD 1LN, term loan 9/29/14 (e)	2,013	1,908
VNU, Inc. term loan 7.36% 8/9/13 (c)	26,596	25,864
		187,952
Building Materials - 0.1%
Goodman Global Holdings, Inc. Tranche C, term loan 7.1875% 12/23/11 (c)	1,386	1,372
Nortek Holdings, Inc. Tranche B, term loan 7.0544% 8/27/11 (c)	3,701	3,609
		4,981
Cable TV - 8.7%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (c)	114,000	109,440
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
CSC Holdings, Inc. Tranche B, term loan 6.875% 3/31/13 (c)	$ 91,609	$ 89,205
DIRECTV Holdings LLC Tranche B, term loan 6.2525% 4/13/13 (c)	33,892	33,638
Insight Midwest Holdings LLC Tranche B, term loan 7% 4/6/14 (c)	10,000	9,775
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche D1, term loan 6.61% 1/31/15 (c)	3,901	3,764
Mediacom LLC Tranche C1, term loan 6.61% 1/31/15 (c)	2,784	2,686
NTL Cable PLC Tranche B, term loan 7.2238% 1/10/13 (c)	21,680	21,355
PanAmSat Corp. Tranche B2, term loan 7.1238% 1/3/14 (c)	29,700	29,329
San Juan Cable, Inc. Tranche 1, term loan 7.62% 10/31/12 (c)	4,792	4,600
UPC Broadband Holding BV Tranche N1, term loan 7.13% 12/31/14 (c)	35,008	33,914
		337,706
Capital Goods - 2.8%
Amsted Industries, Inc.:
term loan 7.2788% 4/5/13 (c)	4,764	4,651
Tranche DD, term loan 7.2662% 4/5/13 (c)	3,095	3,022
Ashtead Group PLC term loan 7.125% 8/31/11 (c)	4,950	4,851
Baldor Electric Co. term loan 6.96% 1/31/14 (c)	7,012	6,933
Bucyrus International, Inc. Tranche B, term loan 6.9039% 5/4/14 (c)	10,344	10,215
Chart Industries, Inc. Tranche B, term loan 7.3516% 10/17/12 (c)	2,806	2,771
Dresser, Inc. Tranche B 1LN, term loan 7.9885% 5/4/14 (c)	16,698	16,364
EnergySolutions, Inc.:
Credit-Linked Deposit 7.295% 6/7/13 (c)	189	186
term loan 7.66% 6/7/13 (c)	5,449	5,360
Flowserve Corp. term loan 6.7837% 8/10/12 (c)	25,650	25,265
Hexcel Corp. Tranche B, term loan 6.9128% 3/1/12 (c)	2,616	2,563
Invensys International Holding Ltd.:
term loan 7.3563% 12/15/10 (c)	1,920	1,882
Tranche B, term loan 7.2438% 1/15/11 (c)	2,080	2,038
Kinetek Industries, Inc. Tranche B, term loan 7.6082% 11/10/13 (c)	3,275	3,177
Rexnord Corp. Tranche B A0, term loan 7.6419% 7/19/13 (c)	4,938	4,888
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - continued
Sensus Metering Systems, Inc. Tranche B term loan 7.3253% 12/17/10 (c)	$ 1,792	$ 1,756
Terex Corp. term loan 6.9481% 7/14/13 (c)	13,835	13,697
		109,619
Chemicals - 4.1%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 6.8738% 4/2/13 (c)	5,526	5,353
term loan 6.9788% 4/2/14 (c)	36,892	36,154
Georgia Gulf Corp. term loan 7.6306% 10/3/13 (c)	2,939	2,892
Hercules, Inc. Tranche B, term loan 6.714% 10/8/10 (c)	3,607	3,571
Huntsman International LLC Tranche B, term loan 6.6425% 8/16/12 (c)	19,730	19,533
INEOS US Finance:
Tranche B, term loan 7.3573% 1/31/13 (c)	4,729	4,669
Tranche C, term loan 7.8573% 1/31/14 (c)	4,729	4,669
Innophos, Inc. Tranche B, term loan 7.01% 8/13/10 (c)	2,650	2,624
Lyondell Chemical Co. term loan 6.2515% 8/16/13 (c)	26,693	26,559
MacDermid, Inc. Tranche B, term loan 7.1981% 4/12/14 (c)	5,214	5,057
Momentive Performance Materials, Inc. Tranche B1, term loan 7.8125% 12/4/13 (c)	11,880	11,642
Nalco Co. Tranche B, term loan 6.9739% 11/4/10 (c)	23,152	23,036
Rockwood Specialties Group, Inc. Tranche E, term loan 6.46% 7/30/12 (c)	13,343	13,076
		158,835
Consumer Products - 0.5%
Central Garden & Pet Co. Tranche B, term loan 6.5612% 9/12/12 (c)	2,930	2,666
Jarden Corp.:
term loan 6.9481% 1/24/12 (c)	5,030	4,917
Tranche B2, term loan 6.9481% 1/24/12 (c)	2,632	2,580
Jostens IH Corp. Tranche C, term loan 7.1981% 10/4/11 (c)	5,366	5,312
Sealy Mattress Co. Tranche E, term loan 6.4741% 8/25/12 (c)	4,875	4,802
		20,277
Consumer Services - 0.2%
Weight Watchers International, Inc. Tranche B, term loan 6.75% 1/26/14 (c)	7,940	7,861
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Containers - 1.8%
Berry Plastics Holding Corp. Tranche C, term loan 7.3595% 4/3/15 (c)	$ 1,983	$ 1,933
Bluegrass Container Co. LLC Tranche 1, term loan 7.3958% 6/30/13 (c)	9,764	9,715
BWAY Corp. Tranche B, term loan 7.1875% 7/17/13 (c)	2,104	2,072
Crown Holdings, Inc.:
term loan B 7.3075% 11/15/12 (c)	15,345	15,115
Tranche B, term loan 7.3075% 11/15/12 (c)	9,697	9,551
Owens-Brockway Glass Container, Inc. Tranche B, term loan 6.5913% 6/14/13 (c)	27,122	26,647
Solo Cup Co. Tranche B1, term loan 8.6154% 2/27/11 (c)	6,421	6,405
		71,438
Diversified Financial Services - 0.5%
Ameritrade Holding Corp. Tranche B, term loan 6.25% 1/23/13 (c)	10,753	10,619
Cognis GmbH Tranche B, term loan 6.73% 9/15/13 (c)	1,000	960
LandSource Communities Development LLC Tranche B 1LN, term loan 8.2488% 2/27/13 (c)	2,948	2,579
LPL Investment Holdings, Inc. Tranche D, term loan 7.1981% 6/28/13 (c)	2,067	2,026
Millennium America/Millennium Inorganic Chemicals Ltd. Tranche 1LN, term loan 9.6981% 5/15/14 (c)	2,970	2,851
		19,035
Diversified Media - 0.8%
Lamar Media Corp. Tranche F, term loan 6.5% 3/31/14 (c)	7,650	7,574
LBI Media, Inc. Tranche B, term loan 6.3188% 3/31/12 (c)	2,266	2,164
NextMedia Operating, Inc. Tranche 1, term loan 7.0687% 11/18/12 (c)	3,683	3,499
Quebecor Media, Inc. Tranche B, term loan 7.2425% 1/17/13 (c)	4,913	4,827
R.H. Donnelley Corp. Tranche D1, term loan 7.0454% 6/30/11 (c)	9,330	9,143
Thomson Media, Inc. Tranche B1, term loan 7.2209% 11/8/11 (c)	3,002	2,912
		30,119
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 6.0%
AES Corp. term loan 7.125% 8/10/11 (c)	$ 10,071	$ 10,008
Boston Generating LLC:
Credit-Linked Deposit 7.5731% 12/20/13 (c)	1,032	1,011
Tranche 1LN, revolver loan 7.5731% 12/20/13 (c)	289	283
Tranche B 1LN, term loan 7.4481% 12/20/13 (c)	4,629	4,536
Calpine Corp. Tranche D, term loan 7.4481% 3/29/09 (c)	14,403	14,223
Covanta Energy Corp.:
term loan 6.8759% 2/9/14 (c)	5,997	5,817
6.4981% 2/9/14 (c)	2,967	2,878
Dynegy Holdings, Inc.:
Revolving Credit-Linked Deposit 6.3188% 4/2/13 (c)	15,319	14,783
Tranche B, term loan 6.6263% 4/2/13 (c)	2,681	2,587
6.3188% 4/2/13 (c)	14,000	13,510
Energy Investors Funds term loan 6.9635% 4/11/14 (c)	4,988	4,751
LS Power Acquisition Corp.:
Tranche 1LN, term loan 7.19% 5/1/14 (c)	12,720	12,466
Tranche 2LN, term loan 8.94% 11/1/14 (c)	3,000	2,925
MACH Gen LLC:
term loan 7.5% 2/22/14 (c)	3,598	3,490
7.2% 2/22/13 (c)	375	364
Mirant North America LLC term loan 6.5025% 1/3/13 (c)	21,904	21,630
NRG Energy, Inc.:
term loan:
6/8/14 (e)	6,869	6,732
6.9481% 2/1/13 (c)	40,945	40,126
6.8481% 2/1/13 (c)	21,976	21,537
NSG Holdings LLC:
term loan 7.21% 6/15/14 (c)	6,178	5,915
7.21% 6/15/14 (c)	714	684
Reliant Energy, Inc. 6.8775% 6/30/14 (c)	12,150	11,725
Texas Competitive Electric Holdings Co. LLC:
Tranche B2, term loan 8.6219% 10/10/14 (c)	20,000	19,975
Tranche B3, term loan 8.39625% 10/10/14 (c)	10,000	10,000
		231,956
Energy - 3.1%
Alon USA, Inc. term loan 7.0268% 6/22/13 (c)	3,950	3,861
Ashmore Energy International:
Revolving Credit-Linked Deposit 8.0981% 3/30/12 (c)	348	339
term loan 8.1981% 3/30/14 (c)	2,624	2,558
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Citgo Petroleum Corp. Tranche B, term loan 6.2213% 11/15/12 (c)	$ 11,990	$ 11,930
Coffeyville Resources LLC:
Credit-Linked Deposit 8.5806% 12/28/10 (c)	486	480
Tranche D, term loan 8.5275% 12/28/13 (c)	1,587	1,567
Compagnie Generale de Geophysique SA term loan 7.1288% 1/12/14 (c)	6,931	6,861
El Paso Corp. 7.32% 7/31/11 (c)	27,981	27,701
Energy Transfer Equity LP term loan 7.1063% 11/1/12 (c)	4,000	3,950
Kinder Morgan, Inc. Tranche B, term loan 6.3147% 5/30/14 (c)	10,579	10,288
MEG Energy Corp.:
term loan 7.2% 4/3/13 (c)	2,463	2,413
Tranche DD, term loan 7.23% 4/3/13 (c)(e)	2,500	2,425
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 8.125% 11/1/13 (c)	7,299	6,897
Tranche B, Credit-Linked Deposit 7.75% 11/1/13 (c)	892	843
Petroleum Geo-Services ASA term loan 6.95% 6/29/15 (c)	4,988	4,913
Sandridge Energy, Inc. term loan 8.8538% 4/1/14 (c)	8,000	7,940
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.3231% 10/31/12 (c)	2,505	2,480
term loan 7.5253% 10/31/12 (c)	4,491	4,446
Vulcan/Plains Resources, Inc. term loan 7.1213% 8/12/11 (c)	2,884	2,826
Western Refining, Inc. term loan 6.5688% 5/30/14 (c)	16,469	16,078
		120,796
Entertainment/Film - 1.8%
AMC Entertainment, Inc. term loan 6.6063% 1/26/13 (c)	6,326	6,208
Cinemark USA, Inc. term loan 7.245% 10/5/13 (c)	13,771	13,427
MGM Holdings II, Inc. Tranche B, term loan 8.4481% 4/8/12 (c)	10,200	9,792
National CineMedia LLC term loan 7.46% 2/13/15 (c)	16,000	15,440
Regal Cinemas Corp. term loan 6.6981% 10/27/13 (c)	20,084	19,582
Zuffa LLC term loan 7.5625% 6/19/15 (c)	5,985	5,416
		69,865
Environmental - 1.3%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 6.6206% 3/28/14 (c)	17,595	17,199
term loan 6.5813% 3/28/14 (c)	32,711	31,975
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Environmental - continued
Casella Waste Systems, Inc. Tranche B, term loan 7.3306% 4/28/10 (c)	$ 1,990	$ 1,950
Synagro Technologies, Inc. Tranche 1LN, term loan 7.5% 3/30/14 (c)	469	455
		51,579
Food and Drug Retail - 1.1%
Rite Aid Corp. Tranche ABL, term loan 6.7868% 6/4/14 (c)	28,000	27,160
SUPERVALU, Inc. Tranche B, term loan 6.6219% 6/2/12 (c)	15,691	15,534
The Pantry, Inc.:
term loan 6.51% 5/15/14 (c)	776	737
Tranche DD, term loan 5/15/14 (e)	222	211
		43,642
Food/Beverage/Tobacco - 1.9%
Bumble Bee Foods LLC Tranche B, term loan 7.2073% 5/2/12 (c)	3,000	2,948
Constellation Brands, Inc. Tranche B, term loan 6.6875% 6/5/13 (c)	35,032	34,419
Dean Foods Co. Tranche B, term loan 6.7% 4/2/14 (c)	17,893	17,222
Del Monte Corp. Tranche B, term loan 6.4514% 2/8/12 (c)	12,186	12,064
Herbalife International, Inc. term loan 6.26% 7/21/13 (c)	3,719	3,644
Michael Foods, Inc. Tranche B, term loan 7.3609% 11/21/10 (c)	2,020	1,998
Reddy Ice Group, Inc. term loan 6.9975% 8/12/12 (c)	2,000	1,960
		74,255
Gaming - 2.0%
Alliance Gaming Corp. term loan 8.6363% 9/5/09 (c)	3,454	3,359
Ameristar Casinos, Inc. term loan 7.4275% 11/10/12 (c)	5,944	5,900
Choctaw Resort Development Enterprise term loan 6.9481% 11/4/11 (c)	1,864	1,826
Golden Nugget, Inc.:
term loan 6.9405% 6/30/14 (c)	1,273	1,235
Tranche DD, term loan 6/30/14 (e)	727	705
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 7.4129% 2/16/14 (c)	3,777	3,683
Greenwood Racing, Inc. term loan 7.01% 11/28/11 (c)	1,985	1,940
Penn National Gaming, Inc. Tranche B, term loan 6.9006% 10/31/12 (c)	14,209	14,103
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Seminole Tribe of Florida:
Tranche B1, term loan 6.9723% 3/5/14 (c)	$ 907	$ 898
Tranche B2, term loan 7.125% 3/5/14 (c)	3,061	3,030
Tranche B3, term loan 6.75% 3/5/14 (c)	3,032	3,002
Town Sports International LLC term loan 7.5% 2/27/14 (c)	3,970	3,752
Tropicana Entertainment term loan 7.4481% 7/3/08 (c)	6,700	6,533
Trump Entertainment Resorts Holdings LP Tranche B, term loan 7.9056% 5/20/12 (c)	10,325	10,171
Venetian Macau Ltd. Tranche B, term loan:
7.45% 5/26/12 (c)	779	764
7.45% 5/26/13 (c)	3,881	3,803
Venetian Macau US Finance, Inc. Tranche B, term loan 7.45% 5/25/13 (c)	4,000	3,920
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 7.005% 8/15/13 (c)	9,180	9,146
		77,770
Healthcare - 11.1%
Advanced Medical Optics, Inc. term loan 7.0255% 4/2/14 (c)	2,527	2,395
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 7.7121% 2/7/12 (c)	9,966	9,741
Bausch & Lomb, Inc. term loan:
4/26/15 (e)	2,400	2,400
8.1425% 4/26/15 (c)	9,600	9,600
Community Health Systems, Inc.:
term loan 7.7563% 7/25/14 (c)	63,793	62,437
Tranche DD, term loan 7/25/14 (e)	4,207	4,118
Concentra Operating Corp. Tranche B 1LN, term loan 7.4481% 6/25/14 (c)	5,985	5,790
DaVita, Inc. Tranche B1, term loan 6.7801% 10/5/12 (c)	38,257	37,396
DJO, Inc. Tranche B, term loan 6.6349% 4/7/13 (c)	2,116	2,111
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 6.7028% 3/31/12 (c)	26,989	26,584
Gentiva Health Services, Inc. term loan 7.1773% 3/31/13 (c)	1,703	1,669
HCA, Inc. Tranche B, term loan 7.4481% 11/17/13 (c)	113,130	110,295
Health Management Associates, Inc. Tranche B, term loan 6.9481% 2/28/14 (c)	27,683	26,438
HealthSouth Corp. term loan 7.6278% 3/10/13 (c)	4,914	4,815
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Hologic, Inc. Tranche B1, term loan 7.5% 3/31/13 (c)	$ 4,000	$ 3,970
IASIS Healthcare Corp.:
term loan 7.0657% 3/15/14 (c)	6,652	6,336
Tranche DD, term loan 7.6981% 3/15/14 (c)(e)	2,287	2,178
7.32% 3/15/14 (c)	610	581
Inverness Medical Innovations, Inc. Tranche 1LN, term loan 7.1981% 6/26/14 (c)	12,050	11,779
LifePoint Hospitals, Inc. Tranche B, term loan 7.165% 4/15/12 (c)	12,368	12,059
National Renal Institutes, Inc. term loan 7.5% 3/31/13 (c)	3,417	3,263
Polypore, Inc. Tranche B, term loan 7.07% 7/3/14 (c)	3,990	3,850
Psychiatric Solutions, Inc. term loan 7.1775% 7/1/12 (c)	13,284	12,985
PTS Acquisition Corp. term loan 7.4481% 4/10/14 (c)	13,965	13,424
Renal Advantage, Inc. Tranche B, term loan 8.0998% 9/30/12 (c)	6,583	6,418
Skilled Healthcare Group, Inc. Tranche 1, term loan 6.9596% 6/15/12 (c)	3,910	3,822
Sun Healthcare Group, Inc.:
Tranche B, term loan 7.1249% 4/19/14 (c)	4,254	4,116
Tranche DD, term loan 7.065% 4/19/14 (c)(e)	621	601
7.2288% 4/19/13 (c)	966	934
Team Health, Inc. term loan 7.3471% 11/22/12 (c)	16,211	15,401
U.S. Oncology, Inc. Tranche B, term loan 7.2865% 8/20/11 (c)	6,423	6,326
Vanguard Health Holding Co. I term loan 7.4481% 9/23/11 (c)	3,701	3,632
VCA Antech, Inc. term loan 6.3125% 5/16/11 (c)	3,980	3,900
Vicar Operating, Inc. term loan 6.3125% 5/16/11 (c)	9,765	9,570
		430,934
Homebuilding/Real Estate - 0.9%
Blount, Inc. Tranche B1, term loan 6.8775% 8/9/10 (c)	1,632	1,566
CB Richard Ellis Group, Inc. Tranche B, term loan 6.4975% 12/20/13 (c)	6,956	6,800
General Growth Properties, Inc. Tranche A1, term loan 6.38% 2/24/10 (c)	13,803	13,596
Realogy Corp.:
Tranche B, term loan 8.24% 10/10/13 (c)	6,287	5,816
8.24% 10/10/13 (c)	1,697	1,570
Tishman Speyer Properties term loan 6.88% 12/27/12 (c)	5,000	4,913
		34,261
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Insurance - 0.1%
USI Holdings Corp. Tranche B, term loan 7.95% 5/4/14 (c)	$ 1,995	$ 1,935
Leisure - 0.7%
Cedar Fair LP term loan 6.7525% 8/30/12 (c)	1,895	1,857
London Arena & Waterfront Finance LLC Tranche A, term loan 8.2038% 3/8/12 (c)	2,955	2,925
Six Flags, Inc. Tranche B, term loan 7.75% 4/30/15 (c)	5,985	5,686
Universal City Development Partners Ltd. term loan 7.3265% 6/9/11 (c)	16,741	16,532
		27,000
Metals/Mining - 1.4%
Aleris International, Inc. term loan 7.0625% 12/19/13 (c)	2,274	2,172
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 6.9481% 10/26/12 (c)	14,750	14,676
Compass Minerals Tranche B, term loan 6.7027% 12/22/12 (c)	9,033	8,942
Noranda Aluminium Acquisition Corp. Tranche B, term loan 7.51% 5/18/14 (c)	7,721	7,566
Novelis Corp. term loan 7.2% 7/6/14 (c)	9,975	9,676
Oxbow Carbon LLC:
Tranche B, term loan 7.2217% 5/8/14 (c)	7,319	7,035
Tranche DD, term loan 7.1981% 5/8/14 (c)	643	618
Stillwater Mining Co. term loan 7.0625% 7/30/10 (c)	2,113	2,089
		52,774
Paper - 3.3%
Appleton Papers, Inc. Tranche B, term loan 7.0162% 6/5/14 (c)	1,995	1,915
Boise Cascade Holdings LLC:
Tranche DD E, term loan 6.7188% 4/30/14 (c)	3,133	3,109
Tranche E, term loan 6.4906% 4/30/14 (c)	13,917	13,813
Georgia-Pacific Corp.:
term loan 7.3718% 12/29/13 (c)	14,888	14,497
Tranche B1, term loan 7.4119% 12/23/12 (c)	63,713	62,040
NewPage Corp. term loan 7.4685% 5/2/11 (c)	3,990	3,970
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 7.23% 11/1/10 (c)	4,164	4,081
Tranche B, term loan 7.4281% 11/1/11 (c)	6,103	6,042
Tranche C, term loan 7.6103% 11/1/11 (c)	7,757	7,679
Tranche C1, term loan 7.3054% 11/1/11 (c)	2,489	2,464
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Paper - continued
Verso Paper Holdings LLC Tranche B, term loan 7% 8/1/13 (c)	$ 5,414	$ 5,251
Xerium Technologies, Inc. Tranche B, term loan 7.9481% 5/18/12 (c)	4,474	4,189
		129,050
Publishing/Printing - 3.6%
Cenveo Corp.:
term loan 6.9875% 6/21/13 (c)	5,473	5,282
Tranche DD, term loan 6.9875% 6/21/13 (c)	192	185
Dex Media East LLC Tranche B, term loan 6.88% 10/24/14 (c)(e)	15,000	15,019
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 6.7308% 9/9/09 (c)	2,413	2,389
Tranche B, term loan 7.0291% 3/9/10 (c)	11,143	11,073
Tranche B1, term loan 7.0426% 3/10/10 (c)	11,248	11,136
Idearc, Inc. term loan 7.2% 11/17/14 (c)	30,720	30,183
MediMedia USA, Inc. Tranche B, term loan 7.3743% 10/5/13 (c)	2,762	2,679
R.H. Donnelley Corp. Tranche D2, term loan 6.9871% 6/30/11 (c)	28,228	27,663
The Reader's Digest Association, Inc. term loan 7.5436% 3/2/14 (c)	12,547	11,794
Tribune Co. term loan 7.7438% 5/17/09 (c)	4,933	4,872
Yell Group PLC Tranche B1, term loan 6.7525% 2/10/13 (c)	20,200	19,847
		142,122
Railroad - 0.5%
Kansas City Southern Railway Co.:
Tranche B, term loan 6.678% 4/28/13 (c)	16,788	16,536
Tranche C, term loan 6.5406% 4/28/13 (c)	2,993	2,940
		19,476
Restaurants - 0.8%
Burger King Corp. Tranche B1, term loan 6.75% 6/30/12 (c)	17,476	17,302
Del Taco Tranche B, term loan 7.45% 3/29/13 (c)	2,925	2,706
OSI Restaurant Partners, Inc.:
term loan 7.0625% 6/14/14 (c)	12,344	11,897
7.7731% 6/14/13 (c)	910	877
		32,782
Services - 3.6%
Acosta, Inc. term loan 7.38% 7/28/13 (c)	2,963	2,892
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Services - continued
ARAMARK Corp.:
term loan 7.1981% 1/26/14 (c)	$ 51,939	$ 50,641
7.1981% 1/26/14 (c)	3,712	3,619
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 7.5282% 2/7/14 (c)	4,766	4,587
Central Parking Corp.:
Tranche B 1LN, term loan 7.6153% 5/22/14 (c)	2,386	2,321
7.4375% 5/22/14 (c)	704	684
Coinmach Corp. Tranche B1, term loan 7.7383% 12/19/12 (c)	5,958	5,913
Coinstar, Inc. term loan 7.13% 7/1/11 (c)	5,491	5,409
Dollar Thrifty Automotive Group, Inc. term loan 7.045% 6/15/14 (c)	2,374	2,327
Education Management LLC/Education Management Finance Corp. Tranche B, term loan 7% 6/1/13 (c)	4,842	4,673
Hertz Corp.:
Credit-Linked Deposit 6.9875% 12/21/12 (c)	1,140	1,120
Tranche B, term loan 6.8709% 12/21/12 (c)	6,337	6,226
Maxim Crane Works LP Tranche B, term loan 7.36% 6/29/14 (c)	2,993	2,828
RSC Equipment Rental term loan 6.9985% 11/30/12 (c)	2,970	2,933
The Geo Group, Inc. term loan 6.3436% 1/24/14 (c)	1,767	1,761
Thomson Learning, Inc. term loan 7.95% 7/5/14 (c)	28,000	27,020
United Rentals, Inc.:
term loan 7.32% 2/14/11 (c)	1,232	1,226
Tranche B, Credit-Linked Deposit 7.57% 2/14/11 (c)	340	339
West Corp. term loan 7.2727% 10/24/13 (c)	13,030	12,769
		139,288
Specialty Retailing - 0.8%
Claire's Stores, Inc. term loan 7.9481% 5/29/14 (c)	8,975	8,459
GNC Corp. term loan 7.48% 9/16/13 (c)	6,965	6,617
Michaels Stores, Inc. term loan 7.6185% 10/31/13 (c)	15,950	15,212
		30,288
Super Retail - 1.4%
Buhrmann US, Inc. Tranche D1, term loan 7.2993% 12/31/10 (c)	5,505	5,436
FTD, Inc. term loan 7.3575% 7/28/13 (c)	3,461	3,426
Gold Toe Investment Corp. Tranche 1LN, term loan 7.6% 10/30/13 (c)	5,955	5,806
J. Crew Group, Inc. term loan 6.7863% 5/15/13 (c)	4,258	4,173
Neiman Marcus Group, Inc. term loan 7.4481% 4/6/13 (c)	8,743	8,590
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
PETCO Animal Supplies, Inc. term loan 7.3282% 10/26/13 (c)	$ 11,865	$ 11,598
The Pep Boys - Manny, Moe & Jack term loan 7.54% 10/27/13 (c)	3,672	3,617
Toys 'R' US, Inc. term loan 8.1288% 12/9/08 (c)	13,000	12,854
		55,500
Technology - 5.5%
Acxiom Corp. term loan 6.795% 9/15/12 (c)	2,524	2,486
Affiliated Computer Services, Inc.:
term loan 6.8188% 3/20/13 (c)	13,096	12,900
Tranche B2, term loan 6.9572% 3/20/13 (c)	8,878	8,745
AMI Semiconductor, Inc. term loan 6.8188% 4/1/12 (c)	1,473	1,417
First Data Corp.:
Tranch B3, term loan 7.96% 9/24/14 (c)	3,000	2,903
Tranche B2, term loan 7.96% 9/24/14 (c)	8,660	8,368
Flextronics International Ltd.:
Tranche B-A, term loan 7.3944% 10/1/14 (c)	3,884	3,845
Tranche B-A1, term loan 7.455% 10/1/14 (c)	1,116	1,105
Tranche B-B, term loan 7.455% 10/1/12 (c)	5,000	4,950
Freescale Semiconductor, Inc. term loan 7.33% 12/1/13 (c)	32,708	31,236
Global Tel*Link Corp.:
term loan 8.6981% 2/14/13 (c)	1,538	1,519
8.6968% 2/14/13 (c)	435	429
IPC Systems, Inc. Tranche B1 1LN, term loan 7.4481% 5/31/14 (c)	2,000	1,850
Iron Mountain, Inc. term loan 7.0625% 4/16/14 (c)	9,975	9,925
Itron, Inc. term loan 6.9808% 4/18/14 (c)	2,398	2,368
Kronos, Inc.:
Tranche 1LN, term loan 7.4481% 6/11/14 (c)	6,983	6,738
Tranche 2LN, term loan 10.9481% 6/11/15 (c)	4,000	3,720
Metavante Technologies, Inc. Tranche B, term loan 6.66% 11/1/14 (c)	3,000	2,925
ON Semiconductor Corp. term loan 6.9481% 9/6/13 (c)	4,697	4,580
Open Solutions, Inc. term loan 7.275% 1/23/14 (c)	2,478	2,385
Open Text Corp. term loan 7.0025% 10/2/13 (c)	5,020	4,920
Riverdeep Interactive Learning USA, Inc. term loan:
7.9481% 12/20/13 (c)	24,258	24,137
11.9375% 12/21/07 (c)	4,955	4,906
Serena Software, Inc. term loan 7.175% 3/10/13 (c)	5,175	5,059
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
SunGard Data Systems, Inc. term loan 7.3563% 2/28/14 (c)	$ 59,180	$ 58,440
Verifone, Inc. Tranche B, term loan 6.7092% 10/31/13 (c)	4,253	4,221
		216,077
Telecommunications - 5.4%
American Cellular Corp. Tranche DD, term loan 3/15/14 (e)	774	768
Centennial Cellular Operating Co. LLC term loan 7.2228% 2/9/11 (c)	18,835	18,458
Cincinnati Bell, Inc. Tranche B, term loan 7.0197% 8/31/12 (c)	6,890	6,735
Consolidated Communications, Inc. Tranche D, term loan 6.9481% 10/14/11 (c)	2,000	1,980
Crown Castle International Corp. Tranche B, term loan 6.7306% 3/6/14 (c)	9,945	9,672
Digicel International Finance Ltd. term loan 7.75% 3/30/12 (c)	16,000	15,600
Intelsat Bermuda Ltd. term loan 7.8587% 1/12/14 (c)	20,000	19,750
Intelsat Ltd. Tranche B, term loan 7.1238% 7/3/13 (c)	29,370	29,040
Leap Wireless International, Inc. Tranche B, term loan 7.4481% 6/16/13 (c)	8,910	8,776
Level 3 Communications, Inc. term loan 7.4925% 3/13/14 (c)	19,000	18,454
MetroPCS Wireless, Inc. Tranche B, term loan 7.5789% 11/3/13 (c)	15,835	15,518
NTELOS, Inc. Tranche B1, term loan 7.01% 8/24/11 (c)	3,748	3,711
Paetec Communications, Inc. Tranche B, term loan 7.2525% 2/28/13 (c)	2,577	2,545
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (c)	11,000	11,275
Time Warner Telecom, Inc. Tranche B, term loan 6.82% 1/7/13 (c)	3,960	3,881
Triton PCS, Inc. term loan 8.01% 11/18/09 (c)	7,729	7,709
Wind Telecomunicazioni SpA:
Tranche B, term loan 7.5694% 9/21/13 (c)	7,500	7,463
Tranche C, term loan 8.3194% 9/21/14 (c)	7,500	7,463
Windstream Corp. Tranche B1, term loan 6.7144% 7/17/13 (c)	20,504	20,299
		209,097
Textiles & Apparel - 0.8%
Hanesbrands, Inc. Tranche B 1LN, term loan 6.743% 9/5/13 (c)	15,566	15,371
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Textiles & Apparel - continued
Levi Strauss & Co. term loan 7.5681% 4/4/14 (c)	$ 3,000	$ 2,798
Warnaco Group, Inc. term loan 6.673% 1/31/13 (c)	4,951	4,889
William Carter Co. term loan 6.4029% 6/29/12 (c)	6,848	6,754
		29,812
TOTAL FLOATING RATE LOANS (Cost $3,450,601)		3,374,172
Nonconvertible Bonds - 2.7%

Auto Parts Distribution - 0.1%
The Goodyear Tire & Rubber Co. 9.1348% 12/1/09 (c)	2,000	2,025
Automotive - 0.6%
Ford Motor Credit Co. LLC 7.9925% 1/13/12 (c)	26,620	24,690
Broadcasting - 0.1%
Radio One, Inc. 8.875% 7/1/11	4,000	3,940
Building Materials - 0.1%
General Cable Corp. 7.6056% 4/1/15 (c)	3,000	2,970
Cable TV - 0.1%
CSC Holdings, Inc. 7.25% 7/15/08	2,000	2,005
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,963	2,022
		4,027
Capital Goods - 0.0%
Esco Corp. 9.5694% 12/15/13 (b)(c)	2,000	2,000
Chemicals - 0.0%
Georgia Gulf Corp. 9.5% 10/15/14	1,360	1,183
Containers - 0.1%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	3,000	3,030
Electric Utilities - 0.5%
Energy Future Holdings 10.875% 11/1/17 (b)	10,000	10,100
NRG Energy, Inc. 7.375% 2/1/16	9,000	9,000
		19,100
Gaming - 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	3,000	2,940
Metals/Mining - 0.0%
Noranda Aluminium Acquisition Corp. 9.36% 5/15/15 pay-in-kind (b)(c)	2,000	1,860
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Technology - 0.5%
Freescale Semiconductor, Inc. 9.5694% 12/15/14 (c)	$ 10,000	$ 9,188
Intelsat Ltd. 11.4091% 6/15/13 (c)	2,000	2,075
NXP BV 7.9925% 10/15/13 (c)	9,000	8,528
		19,791
Telecommunications - 0.5%
Centennial Communications Corp. 10.9806% 1/1/13 (c)	2,000	2,000
IPCS, Inc. 7.4813% 5/1/13 (c)	3,000	2,910
Level 3 Financing, Inc. 9.15% 2/15/15 (c)	4,000	3,590
Rural Cellular Corp.:
8.25% 3/15/12	6,000	6,270
8.6213% 6/1/13 (b)(c)	3,000	3,060
		17,830
TOTAL NONCONVERTIBLE BONDS (Cost $109,009)		105,386
Money Market Funds - 11.8%
	Shares
Fidelity Cash Central Fund, 4.97% (a)	459,184,799	459,185
Fidelity Money Market Central Fund, 5.37% (a)	288,123	288
TOTAL MONEY MARKET FUNDS (Cost $459,473)		459,473
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $4,019,083)		3,939,031
NET OTHER ASSETS - (1.1)%		(42,009)
NET ASSETS - 100%		$ 3,897,022
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,020,000 or 0.4% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $26,096,000 and $25,626,000 respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 21,812
Fidelity Money Market Central Fund	1,023
Total	$ 22,835
Income Tax Information
At October 31, 2007, the fund had a capital loss carryforward of approximately $16,995,874 all of which will expire on October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,559,610)	$ 3,479,558
Fidelity Central Funds (cost $459,473)	459,473
Total Investments (cost $4,019,083)		$ 3,939,031
Cash		4,286
Receivable for investments sold		14,552
Receivable for fund shares sold		3,698
Interest receivable		30,297
Distributions receivable from Fidelity Central Funds		1,960
Prepaid expenses		2
Total assets		3,993,826

Liabilities
Payable for investments purchased	$ 81,554
Payable for fund shares redeemed	8,449
Distributions payable	3,889
Accrued management fee	1,849
Distribution fees payable	471
Other affiliated payables	491
Other payables and accrued expenses	101
Total liabilities		96,804

Net Assets		$ 3,897,022
Net Assets consist of:
Paid in capital		$ 3,995,810
Distributions in excess of net investment income		(1,059)
Accumulated undistributed net realized gain (loss) on investments		(17,677)
Net unrealized appreciation (depreciation) on investments		(80,052)
Net Assets		$ 3,897,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($257,009 ÷ 26,372 shares)	$ 9.75

Maximum offering price per share (100/97.25 of $9.75)	$ 10.03
Class T: Net Asset Value and redemption price per share ($308,661 ÷ 31,710 shares)	$ 9.73

Maximum offering price per share (100/97.25 of $9.73)	$ 10.01
Class B: Net Asset Value and offering price per share ($100,262 ÷ 10,301 shares)A	$ 9.73

Class C: Net Asset Value and offering price per share ($345,261 ÷ 35,434 shares)A	$ 9.74

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($2,678,799 ÷ 275,170 shares)	$ 9.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($207,030 ÷ 21,280 shares)	$ 9.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Interest		$ 311,243
Income from Fidelity Central Funds		22,835
Total income		334,078

Expenses
Management fee	$ 27,095
Transfer agent fees	5,182
Distribution fees	6,119
Accounting fees and expenses	1,363
Custodian fees and expenses	108
Independent trustees' compensation	16
Registration fees	233
Audit	160
Legal	42
Miscellaneous	36
Total expenses before reductions	40,354
Expense reductions	(109)	40,245
Net investment income		293,833
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(20,062)
Change in net unrealized appreciation (depreciation) on investment securities		(93,038)
Net gain (loss)		(113,100)
Net increase (decrease) in net assets resulting from operations		$ 180,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 293,833	$ 258,782
Net realized gain (loss)	(20,062)	3,037
Change in net unrealized appreciation (depreciation)	(93,038)	(12,428)
Net increase (decrease) in net assets resulting from operations	180,733	249,391
Distributions to shareholders from net investment income	(295,734)	(254,554)
Distributions to shareholders from net realized gain	(932)	-
Total distributions	(296,666)	(254,554)
Share transactions - net increase (decrease)	(601,645)	327,553
Redemption fees	917	305
Total increase (decrease) in net assets	(716,661)	322,695

Net Assets
Beginning of period	4,613,683	4,290,988
End of period (including distributions in excess of net investment income of $1,059 and undistributed net investment income of $3,814, respectively)	$ 3,897,022	$ 4,613,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.97	$ 9.88	$ 9.45
Income from Investment Operations
Net investment income C	.621	.571	.404	.285	.292
Net realized and unrealized gain (loss)	(.196)	(.022)	(.008)	.098	.447
Total from investment operations	.425	.549	.396	.383	.739
Distributions from net investment income	(.625)	(.560)	(.397)	(.295)	(.311)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.627)	(.560)	(.407)	(.295)	(.311)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.75	$ 9.95	$ 9.96	$ 9.97	$ 9.88
Total Return A,B	4.40%	5.66%	4.05%	3.96%	7.95%
Ratios to Average Net Assets D,F
Expenses before reductions	1.02%	1.05%	1.06%	1.08%	1.10%
Expenses net of fee waivers, if any	1.02%	1.05%	1.06%	1.08%	1.10%
Expenses net of all reductions	1.02%	1.05%	1.06%	1.08%	1.09%
Net investment income	6.28%	5.73%	4.05%	2.90%	3.04%
Supplemental Data
Net assets, end of period (in millions)	$ 257	$ 285	$ 312	$ 299	$ 88
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income C	.621	.564	.396	.276	.285
Net realized and unrealized gain (loss)	(.206)	(.022)	(.007)	.098	.446
Total from investment operations	.415	.542	.389	.374	.731
Distributions from net investment income	(.625)	(.553)	(.390)	(.286)	(.303)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.627)	(.553)	(.400)	(.286)	(.303)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A,B	4.30%	5.60%	3.98%	3.87%	7.87%
Ratios to Average Net Assets D,F
Expenses before reductions	1.03%	1.11%	1.13%	1.17%	1.18%
Expenses net of fee waivers, if any	1.03%	1.11%	1.13%	1.17%	1.18%
Expenses net of all reductions	1.02%	1.11%	1.13%	1.17%	1.18%
Net investment income	6.28%	5.67%	3.98%	2.81%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 472	$ 511	$ 389	$ 113
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income C	.569	.513	.346	.231	.243
Net realized and unrealized gain (loss)	(.206)	(.022)	(.008)	.096	.444
Total from investment operations	.363	.491	.338	.327	.687
Distributions from net investment income	(.573)	(.502)	(.339)	(.239)	(.259)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.575)	(.502)	(.349)	(.239)	(.259)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A,B	3.76%	5.06%	3.46%	3.38%	7.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.55%	1.63%	1.64%	1.65%	1.64%
Expenses net of fee waivers, if any	1.55%	1.63%	1.64%	1.65%	1.63%
Expenses net of all reductions	1.55%	1.62%	1.64%	1.65%	1.63%
Net investment income	5.75%	5.16%	3.47%	2.33%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$ 100	$ 143	$ 173	$ 184	$ 134
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.97	$ 9.87	$ 9.45
Income from Investment Operations
Net investment income C	.553	.508	.341	.224	.235
Net realized and unrealized gain (loss)	(.207)	(.022)	(.008)	.107	.434
Total from investment operations	.346	.486	.333	.331	.669
Distributions from net investment income	(.556)	(.497)	(.334)	(.233)	(.251)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.558)	(.497)	(.344)	(.233)	(.251)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.74	$ 9.95	$ 9.96	$ 9.97	$ 9.87
Total Return A,B	3.58%	5.00%	3.40%	3.41%	7.18%
Ratios to Average Net Assets D,F
Expenses before reductions	1.71%	1.68%	1.69%	1.71%	1.72%
Expenses net of fee waivers, if any	1.71%	1.68%	1.69%	1.71%	1.71%
Expenses net of all reductions	1.71%	1.68%	1.69%	1.71%	1.71%
Net investment income	5.59%	5.10%	3.42%	2.27%	2.42%
Supplemental Data
Net assets, end of period (in millions)	$ 345	$ 450	$ 539	$ 524	$ 269
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income B	.650	.593	.427	.309	.311
Net realized and unrealized gain (loss)	(.196)	(.021)	(.008)	.099	.450
Total from investment operations	.454	.572	.419	.408	.761
Distributions from net investment income	(.654)	(.583)	(.420)	(.320)	(.333)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.656)	(.583)	(.430)	(.320)	(.333)
Redemption fees added to paid in capital B	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.74	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A	4.72%	5.92%	4.30%	4.22%	8.20%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.73%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.72%	.81%	.82%	.84%	.86%
Net investment income	6.58%	5.97%	4.29%	3.14%	3.27%
Supplemental Data
Net assets, end of period (in millions)	$ 2,679	$ 2,989	$ 2,471	$ 1,982	$ 811
Portfolio turnover rate D	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.86	$ 9.44
Income from Investment Operations
Net investment income B	.647	.591	.424	.304	.312
Net realized and unrealized gain (loss)	(.206)	(.021)	(.007)	.110	.436
Total from investment operations	.441	.570	.417	.414	.748
Distributions from net investment income	(.651)	(.581)	(.418)	(.316)	(.330)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.653)	(.581)	(.428)	(.316)	(.330)
Redemption fees added to paid in capital B	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.86
Total ReturnA	4.58%	5.89%	4.27%	4.29%	8.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.76%	.84%	.85%	.87%	.90%
Expenses net of fee waivers, if any	.76%	.84%	.85%	.87%	.89%
Expenses net of all reductions	.76%	.83%	.85%	.87%	.89%
Net investment income	6.55%	5.95%	4.26%	3.11%	3.24%
Supplemental Data
Net assets, end of period (in millions)	$ 207	$ 275	$ 285	$ 182	$ 36
Portfolio turnover rate D	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 829
Unrealized depreciation	(80,588)
Net unrealized appreciation (depreciation)	(79,759)
Capital loss carryforward	(16,996)

Cost for federal income tax purposes	$ 4,018,790

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 295,734	$ 254,554
Long-term Capital Gains	932	-
Total	$ 296,666	$ 254,554

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities and U.S. government securities, aggregated $2,815,855 and $3,351,997, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% (.55% prior to February 1, 2007) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .59% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 557	$ 51
Class T	0%	.25%	1,020	5
Class B	.55%	.15%	865	680
Class C	.75%	.25%	3,677	497
			$ 6,119	$ 1,233

On January 18, 2007, the Board of Trustees approved an increase in Class A's service fee from .15% to .25% and an increase in Class C's distribution fee from .55% to ..75%. The new fee rates were effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A and Class T shares (3.75% for Class A shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 118
Class T	26
Class B*	223
Class C*	87
$ 454

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 483.18
Class T	575.14
Class B	264.21
Class C	667.17
Fidelity Floating Rate High Income Fund	2,859.09
Institutional Class	334.12
	$ 5,182

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $10

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit - continued

and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $87. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 1
Fidelity Floating Rate High Income Fund	8
$ 9

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 16,980	$ 17,229
Class T	25,808	27,896
Class B	7,185	7,934
Class C	22,768	24,590
Fidelity Floating Rate High Income Fund	205,034	159,948
Institutional Class	17,959	16,957
Total	$ 295,734	$ 254,554
From net realized gain
Class A	$ 56	$ -
Class T	92	-
Class B	28	-
Class C	89	-
Fidelity Floating Rate High Income Fund	612	-
Institutional Class	55	-
Total	$ 932	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	13,247	12,422	$ 130,736	$ 123,689
Reinvestment of distributions	1,258	1,255	12,401	12,492
Shares redeemed	(16,816)	(16,310)	(165,336)	(162,319)
Net increase (decrease)	(2,311)	(2,633)	$ (22,199)	$ (26,138)
Class T
Shares sold	10,196	17,758	$ 101,349	$ 176,613
Reinvestment of distributions	2,326	2,513	22,926	24,979
Shares redeemed	(28,319)	(24,131)	(278,187)	(239,998)
Net increase (decrease)	(15,797)	(3,860)	$ (153,912)	$ (38,406)
Class B
Shares sold	1,012	1,874	$ 10,008	$ 18,623
Reinvestment of distributions	543	591	5,357	5,877
Shares redeemed	(5,618)	(5,517)	(55,301)	(54,870)
Net increase (decrease)	(4,063)	(3,052)	$ (39,936)	$ (30,370)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	6,240	9,134	$ 61,832	$ 90,864
Reinvestment of distributions	1,565	1,673	15,441	16,649
Shares redeemed	(17,554)	(19,730)	(172,933)	(196,393)
Net increase (decrease)	(9,749)	(8,923)	$ (95,660)	$ (88,880)
Fidelity Floating Rate High Income Fund
Shares sold	157,899	141,867	$ 1,564,638	$ 1,411,172
Reinvestment of distributions	17,687	13,747	174,341	136,672
Shares redeemed	(201,041)	(103,278)	(1,967,636)	(1,027,044)
Net increase (decrease)	(25,455)	52,336	$ (228,657)	$ 520,800
Institutional Class
Shares sold	16,545	16,093	$ 164,024	$ 159,986
Reinvestment of distributions	883	756	8,716	7,512
Shares redeemed	(23,840)	(17,805)	(234,021)	(176,951)
Net increase (decrease)	(6,412)	(956)	$ (61,281)	$ (9,453)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians, agent banks and brokers; where replies were not received from these financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 24, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates $230,222,964 of distributions paid during the period January 1, 2007 to October 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, as available, the cumulative total returns of Fidelity Floating Rate High Income (retail class) and Class C, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Floating Rate High Income (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Floating Rate High Income (retail class) was in the second quartile for the one-year period and the first quartile for the three-year period. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because of the small size of the peer group. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 58% means that 42% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2006. The Board considered that the fund's investment strategy of normally investing at least 80% of the fund's assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and the ASPG.

Furthermore, the Board considered that, on January 18, 2007, after the periods shown in the chart above, it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that, if the individual fund fee reduction had been in effect in 2006, the fund's management fee would have ranked below the median of its Total Mapped Group and below the median of its ASPG.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2006, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that, if the fund's amended management contract had been in effect (and the fund's individual fund fee rate had been reduced) in 2006, each class's total expenses would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AFRI-UANN-1207
1.784742.104

(Fidelity Investment logo)(registered trademark)

Fidelity

Floating Rate High Income

Fund

(A Class of Fidelity® Advisor
Floating Rate High Income Fund)

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Fidelity Floating Rate High Income FundB	4.72%	5.46%	4.62%

A From August 16, 2000.

B The initial offering of retail shares took place on September 19, 2002. Returns prior to September 19, 2002 are those of the Institutional class of Fidelity Advisor Floating Rate High Income Fund, one of the original classes of the fund.

Annual Report

Performance - continued

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity Floating Rate High Income Fund, a class of the fund, on August 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's®
(S&P®)/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period. The initial offering of Fidelity Floating Rate High Income Fund took place on September 19, 2002. See above for additional information regarding the performance of Fidelity Floating Rate High Income. Effective May 1, 2007, the fund changed its benchmark from the Credit Suisse Leveraged Loan Index to the S&P/LSTA Leveraged Performing Loan Index because the S&P/LSTA Leveraged Performing Loan Index conforms more closely to the fund's investment strategy.

* From August 31, 2000 (first date follwing the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Christine McConnell, Portfolio Manager of Fidelity Floating Rate High Income Fund

The Standard & Poor's® (S&P®)/LSTA Leveraged Performing Loan Index returned 4.38% during the year ending October 31, 2007, comprising 7.74% from income and 3.36% of price degradation. Profit performance in the second half of the period of approximately 0.55% was hurt by what S&P described as a "six sigma" event in market volatility. Demand in the first half of the period was strong, with the market capitalization of the index growing 33%. Collateralized loan obligations (CLOs) represented 62% of that demand. By late spring, the new-issue calendar grew to exceed $300 billion, comprising predominantly large merger-and-acquisition transactions. At that time, financing for structured vehicles became more challenging due to concerns about the housing market, and anticipated demand from CLOs disappeared. New issues could not clear the market and underwriters were unable to place commitments. The technical imbalance pushed prices down and spreads wider. At the trough, B+ loans traded at a spread of more than 400 basis points (bps) and a yield of 9.5%, with the default rate at 0.5%. According to S&P, the historical average spread was 283 bps with a default rate of 3.2%. Technicals improved in August as new investors were drawn to opportunities in loans, and supply was cancelled or postponed.

During the year, Floating Rate High Income returned 4.72%, compared with 4.38% for the S&P/LSTA index - which became the fund's primary benchmark on May 1, 2007, because it conforms more closely to the fund's investment strategy. The fund's previous benchmark, the Credit Suisse Leveraged Loan Index, returned 4.15%. The fund was defensively positioned with a cash position and an overweighting in names rated BB or higher. According to S&P, BBs outperformed, increasing 3.24%, while Bs rose 2.69%. Favorable security selection in publishing, with an underweighting in newspapers (Tribune and Star Tribune), helped performance relative to the S&P/LSTA index, as did successful security selection and an underweighting in building and development (Landsource). An overweighting in telecommunications (including Qwest) and an underweighting in services in general also helped performance. Performance was hurt by an underweighting in leisure and a position in sports promotion company Zuffa, with underperformance coming from cable and satellite television (Charter Communications) as well. Further, Fresenius Medical and Ford Motor Credit Company lagged. Some securities I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,009.20	$ 5.22
Hypothetical A	$ 1,000.00	$ 1,020.01	$ 5.24
Class T
Actual	$ 1,000.00	$ 1,008.30	$ 5.01
Hypothetical A	$ 1,000.00	$ 1,020.21	$ 5.04
Class B
Actual	$ 1,000.00	$ 1,005.70	$ 7.63
Hypothetical A	$ 1,000.00	$ 1,017.59	$ 7.68
Class C
Actual	$ 1,000.00	$ 1,004.40	$ 8.89
Hypothetical A	$ 1,000.00	$ 1,016.33	$ 8.94
Fidelity Floating Rate High Income Fund
Actual	$ 1,000.00	$ 1,010.90	$ 3.55
Hypothetical A	$ 1,000.00	$ 1,021.68	$ 3.57
Institutional Class
Actual	$ 1,000.00	$ 1,009.70	$ 3.70
Hypothetical A	$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.03%
Class T	.99%
Class B	1.51%
Class C	1.76%
Fidelity Floating Rate High Income Fund	.70%
Institutional Class	.73%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.8	2.4
Charter Communications Operating LLC	2.8	0.5
CSC Holdings, Inc.	2.3	2.2
NRG Energy, Inc.	2.0	2.3
Georgia-Pacific Corp.	2.0	1.8
	11.9
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	11.1	9.4
Cable TV	8.8	8.7
Electric Utilities	6.5	5.4
Technology	6.0	5.5
Telecommunications	5.9	7.6
Quality Diversification (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
BBB 3.5%	BBB 4.8%
BB 55.8%	BB 47.5%
B 18.7%	B 20.1%
CCC,CC,C 0.5%	CCC,CC,C 0.1%
Not Rated 10.8%	Not Rated 17.9%
Short-Term Investments and Net Other Assets 10.7%	Short-Term Investments and Net Other Assets 9.6%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2007 *		As of April 30, 2007 **
	Floating Rate Loans 86.6%		Floating Rate Loans 80.9%
	Nonconvertible Bonds 2.7%		Nonconvertible Bonds 9.5%
	Short-Term Investments and Net Other Assets 10.7%		Short-Term Investments and Net Other Assets 9.6%
* Foreign investments	3.9%	** Foreign investments	5.2%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Floating Rate Loans (d) - 86.6%
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
BE Aerospace, Inc. term loan B 7.0417% 8/24/12 (c)	$ 5,935	$ 5,935
McKechnie Aerospace Holdings Ltd. Tranche 1LN, term loan 7.2% 5/11/14 (c)	2,464	2,365
Mid-Western Aircraft Systems, Inc. Tranche B, term loan 6.9013% 12/31/11 (c)	11,857	11,739
TransDigm, Inc. term loan 7.2% 6/23/13 (c)	17,340	17,037
Wesco Aircraft Hardware Corp. Tranche 1LN, term loan 7.45% 9/29/13 (c)	7,576	7,472
		44,548
Air Transportation - 0.2%
Delta Air Lines, Inc. Tranche 1LN, Revolving Credit-Linked Deposit 6.8291% 4/30/12 (c)	6,000	5,850
United Air Lines, Inc. Tranche B, term loan 7.0006% 2/1/14 (c)	3,980	3,801
		9,651
Auto Parts Distribution - 1.9%
Delphi Corp. term loan:
7.375% 12/31/07 (c)	3,000	3,000
7.875% 12/31/07 (c)	34,000	34,000
Tenneco, Inc. Credit-Linked Deposit 6.6206% 3/16/14 (c)	6,000	5,820
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 6.43% 4/30/14 (c)	29,000	28,130
TRW Automotive Holdings Corp. Tranche B1, term loan 6.4065% 2/9/14 (c)	4,988	4,950
		75,900
Automotive - 2.0%
AM General LLC:
Tranche B, term loan 8.2395% 9/30/13 (c)	2,758	2,748
8.125% 9/30/12 (c)	97	96
Dana Corp. term loan 7.98% 4/13/08 (c)	6,120	6,082
Ford Motor Co. term loan 8.7% 12/15/13 (c)	11,823	11,379
General Motors Corp. term loan 7.615% 11/29/13 (c)	13,126	12,863
Navistar International Corp.:
term loan 8.2338% 1/19/12 (c)	9,533	9,414
Credit-Linked Deposit 8.2793% 1/19/12 (c)	3,467	3,423
Oshkosh Truck Co. Tranche B, term loan 7.4503% 12/6/13 (c)	24,668	24,205
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Automotive - continued
Rexnord Corp. Tranche B, term loan 7.6032% 7/19/13 (c)	$ 1,989	$ 1,971
Visteon Corp. term loan 8.38% 6/13/13 (c)	4,000	3,810
		75,991
Broadcasting - 4.8%
Citadel Broadcasting Corp. Tranche B, term loan 6.6315% 6/12/14 (c)	25,000	23,750
Discovery Communications, Inc. term loan 7.1981% 5/14/14 (c)	29,047	28,648
Emmis Operating Co. Tranche B, term loan 7.1981% 11/1/13 (c)	4,845	4,742
Entravision Communication Corp. term loan 6.73% 3/29/13 (c)	5,880	5,762
Knology, Inc. term loan 7.48% 4/6/12 (c)	998	963
Liberty Cablevision of Puerto Rico LTC term loan 7.6944% 6/15/14 (c)	3,327	3,210
Local TV Finance LLC term loan 7.31% 5/7/13 (c)	3,122	3,013
Montecito Broadcast Group LLC Tranche 1, term loan 7.8587% 1/27/13 (c)	1,965	1,945
Nexstar Broadcasting, Inc. Tranche B, term loan 6.9481% 10/1/12 (c)	17,769	17,103
Paxson Communications Corp. term loan 8.4925% 1/15/12 (c)	6,000	5,910
Raycom Media, Inc. Tranche B, term loan 6.3125% 6/25/14 (c)	6,430	6,237
Telesat Holding, Inc. term loan:
10/15/14 (e)	315	311
7.9006% 10/15/14 (c)	3,685	3,644
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2042% 9/29/14 (c)	57,987	54,942
Tranche DD 1LN, term loan 9/29/14 (e)	2,013	1,908
VNU, Inc. term loan 7.36% 8/9/13 (c)	26,596	25,864
		187,952
Building Materials - 0.1%
Goodman Global Holdings, Inc. Tranche C, term loan 7.1875% 12/23/11 (c)	1,386	1,372
Nortek Holdings, Inc. Tranche B, term loan 7.0544% 8/27/11 (c)	3,701	3,609
		4,981
Cable TV - 8.7%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (c)	114,000	109,440
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Cable TV - continued
CSC Holdings, Inc. Tranche B, term loan 6.875% 3/31/13 (c)	$ 91,609	$ 89,205
DIRECTV Holdings LLC Tranche B, term loan 6.2525% 4/13/13 (c)	33,892	33,638
Insight Midwest Holdings LLC Tranche B, term loan 7% 4/6/14 (c)	10,000	9,775
Mediacom Broadband LLC/Mediacom Broadband Corp. Tranche D1, term loan 6.61% 1/31/15 (c)	3,901	3,764
Mediacom LLC Tranche C1, term loan 6.61% 1/31/15 (c)	2,784	2,686
NTL Cable PLC Tranche B, term loan 7.2238% 1/10/13 (c)	21,680	21,355
PanAmSat Corp. Tranche B2, term loan 7.1238% 1/3/14 (c)	29,700	29,329
San Juan Cable, Inc. Tranche 1, term loan 7.62% 10/31/12 (c)	4,792	4,600
UPC Broadband Holding BV Tranche N1, term loan 7.13% 12/31/14 (c)	35,008	33,914
		337,706
Capital Goods - 2.8%
Amsted Industries, Inc.:
term loan 7.2788% 4/5/13 (c)	4,764	4,651
Tranche DD, term loan 7.2662% 4/5/13 (c)	3,095	3,022
Ashtead Group PLC term loan 7.125% 8/31/11 (c)	4,950	4,851
Baldor Electric Co. term loan 6.96% 1/31/14 (c)	7,012	6,933
Bucyrus International, Inc. Tranche B, term loan 6.9039% 5/4/14 (c)	10,344	10,215
Chart Industries, Inc. Tranche B, term loan 7.3516% 10/17/12 (c)	2,806	2,771
Dresser, Inc. Tranche B 1LN, term loan 7.9885% 5/4/14 (c)	16,698	16,364
EnergySolutions, Inc.:
Credit-Linked Deposit 7.295% 6/7/13 (c)	189	186
term loan 7.66% 6/7/13 (c)	5,449	5,360
Flowserve Corp. term loan 6.7837% 8/10/12 (c)	25,650	25,265
Hexcel Corp. Tranche B, term loan 6.9128% 3/1/12 (c)	2,616	2,563
Invensys International Holding Ltd.:
term loan 7.3563% 12/15/10 (c)	1,920	1,882
Tranche B, term loan 7.2438% 1/15/11 (c)	2,080	2,038
Kinetek Industries, Inc. Tranche B, term loan 7.6082% 11/10/13 (c)	3,275	3,177
Rexnord Corp. Tranche B A0, term loan 7.6419% 7/19/13 (c)	4,938	4,888
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - continued
Sensus Metering Systems, Inc. Tranche B term loan 7.3253% 12/17/10 (c)	$ 1,792	$ 1,756
Terex Corp. term loan 6.9481% 7/14/13 (c)	13,835	13,697
		109,619
Chemicals - 4.1%
Celanese Holding LLC:
Revolving Credit-Linked Deposit 6.8738% 4/2/13 (c)	5,526	5,353
term loan 6.9788% 4/2/14 (c)	36,892	36,154
Georgia Gulf Corp. term loan 7.6306% 10/3/13 (c)	2,939	2,892
Hercules, Inc. Tranche B, term loan 6.714% 10/8/10 (c)	3,607	3,571
Huntsman International LLC Tranche B, term loan 6.6425% 8/16/12 (c)	19,730	19,533
INEOS US Finance:
Tranche B, term loan 7.3573% 1/31/13 (c)	4,729	4,669
Tranche C, term loan 7.8573% 1/31/14 (c)	4,729	4,669
Innophos, Inc. Tranche B, term loan 7.01% 8/13/10 (c)	2,650	2,624
Lyondell Chemical Co. term loan 6.2515% 8/16/13 (c)	26,693	26,559
MacDermid, Inc. Tranche B, term loan 7.1981% 4/12/14 (c)	5,214	5,057
Momentive Performance Materials, Inc. Tranche B1, term loan 7.8125% 12/4/13 (c)	11,880	11,642
Nalco Co. Tranche B, term loan 6.9739% 11/4/10 (c)	23,152	23,036
Rockwood Specialties Group, Inc. Tranche E, term loan 6.46% 7/30/12 (c)	13,343	13,076
		158,835
Consumer Products - 0.5%
Central Garden & Pet Co. Tranche B, term loan 6.5612% 9/12/12 (c)	2,930	2,666
Jarden Corp.:
term loan 6.9481% 1/24/12 (c)	5,030	4,917
Tranche B2, term loan 6.9481% 1/24/12 (c)	2,632	2,580
Jostens IH Corp. Tranche C, term loan 7.1981% 10/4/11 (c)	5,366	5,312
Sealy Mattress Co. Tranche E, term loan 6.4741% 8/25/12 (c)	4,875	4,802
		20,277
Consumer Services - 0.2%
Weight Watchers International, Inc. Tranche B, term loan 6.75% 1/26/14 (c)	7,940	7,861
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Containers - 1.8%
Berry Plastics Holding Corp. Tranche C, term loan 7.3595% 4/3/15 (c)	$ 1,983	$ 1,933
Bluegrass Container Co. LLC Tranche 1, term loan 7.3958% 6/30/13 (c)	9,764	9,715
BWAY Corp. Tranche B, term loan 7.1875% 7/17/13 (c)	2,104	2,072
Crown Holdings, Inc.:
term loan B 7.3075% 11/15/12 (c)	15,345	15,115
Tranche B, term loan 7.3075% 11/15/12 (c)	9,697	9,551
Owens-Brockway Glass Container, Inc. Tranche B, term loan 6.5913% 6/14/13 (c)	27,122	26,647
Solo Cup Co. Tranche B1, term loan 8.6154% 2/27/11 (c)	6,421	6,405
		71,438
Diversified Financial Services - 0.5%
Ameritrade Holding Corp. Tranche B, term loan 6.25% 1/23/13 (c)	10,753	10,619
Cognis GmbH Tranche B, term loan 6.73% 9/15/13 (c)	1,000	960
LandSource Communities Development LLC Tranche B 1LN, term loan 8.2488% 2/27/13 (c)	2,948	2,579
LPL Investment Holdings, Inc. Tranche D, term loan 7.1981% 6/28/13 (c)	2,067	2,026
Millennium America/Millennium Inorganic Chemicals Ltd. Tranche 1LN, term loan 9.6981% 5/15/14 (c)	2,970	2,851
		19,035
Diversified Media - 0.8%
Lamar Media Corp. Tranche F, term loan 6.5% 3/31/14 (c)	7,650	7,574
LBI Media, Inc. Tranche B, term loan 6.3188% 3/31/12 (c)	2,266	2,164
NextMedia Operating, Inc. Tranche 1, term loan 7.0687% 11/18/12 (c)	3,683	3,499
Quebecor Media, Inc. Tranche B, term loan 7.2425% 1/17/13 (c)	4,913	4,827
R.H. Donnelley Corp. Tranche D1, term loan 7.0454% 6/30/11 (c)	9,330	9,143
Thomson Media, Inc. Tranche B1, term loan 7.2209% 11/8/11 (c)	3,002	2,912
		30,119
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Electric Utilities - 6.0%
AES Corp. term loan 7.125% 8/10/11 (c)	$ 10,071	$ 10,008
Boston Generating LLC:
Credit-Linked Deposit 7.5731% 12/20/13 (c)	1,032	1,011
Tranche 1LN, revolver loan 7.5731% 12/20/13 (c)	289	283
Tranche B 1LN, term loan 7.4481% 12/20/13 (c)	4,629	4,536
Calpine Corp. Tranche D, term loan 7.4481% 3/29/09 (c)	14,403	14,223
Covanta Energy Corp.:
term loan 6.8759% 2/9/14 (c)	5,997	5,817
6.4981% 2/9/14 (c)	2,967	2,878
Dynegy Holdings, Inc.:
Revolving Credit-Linked Deposit 6.3188% 4/2/13 (c)	15,319	14,783
Tranche B, term loan 6.6263% 4/2/13 (c)	2,681	2,587
6.3188% 4/2/13 (c)	14,000	13,510
Energy Investors Funds term loan 6.9635% 4/11/14 (c)	4,988	4,751
LS Power Acquisition Corp.:
Tranche 1LN, term loan 7.19% 5/1/14 (c)	12,720	12,466
Tranche 2LN, term loan 8.94% 11/1/14 (c)	3,000	2,925
MACH Gen LLC:
term loan 7.5% 2/22/14 (c)	3,598	3,490
7.2% 2/22/13 (c)	375	364
Mirant North America LLC term loan 6.5025% 1/3/13 (c)	21,904	21,630
NRG Energy, Inc.:
term loan:
6/8/14 (e)	6,869	6,732
6.9481% 2/1/13 (c)	40,945	40,126
6.8481% 2/1/13 (c)	21,976	21,537
NSG Holdings LLC:
term loan 7.21% 6/15/14 (c)	6,178	5,915
7.21% 6/15/14 (c)	714	684
Reliant Energy, Inc. 6.8775% 6/30/14 (c)	12,150	11,725
Texas Competitive Electric Holdings Co. LLC:
Tranche B2, term loan 8.6219% 10/10/14 (c)	20,000	19,975
Tranche B3, term loan 8.39625% 10/10/14 (c)	10,000	10,000
		231,956
Energy - 3.1%
Alon USA, Inc. term loan 7.0268% 6/22/13 (c)	3,950	3,861
Ashmore Energy International:
Revolving Credit-Linked Deposit 8.0981% 3/30/12 (c)	348	339
term loan 8.1981% 3/30/14 (c)	2,624	2,558
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Energy - continued
Citgo Petroleum Corp. Tranche B, term loan 6.2213% 11/15/12 (c)	$ 11,990	$ 11,930
Coffeyville Resources LLC:
Credit-Linked Deposit 8.5806% 12/28/10 (c)	486	480
Tranche D, term loan 8.5275% 12/28/13 (c)	1,587	1,567
Compagnie Generale de Geophysique SA term loan 7.1288% 1/12/14 (c)	6,931	6,861
El Paso Corp. 7.32% 7/31/11 (c)	27,981	27,701
Energy Transfer Equity LP term loan 7.1063% 11/1/12 (c)	4,000	3,950
Kinder Morgan, Inc. Tranche B, term loan 6.3147% 5/30/14 (c)	10,579	10,288
MEG Energy Corp.:
term loan 7.2% 4/3/13 (c)	2,463	2,413
Tranche DD, term loan 7.23% 4/3/13 (c)(e)	2,500	2,425
Nebraska Energy, Inc.:
Tranche B 1LN, term loan 8.125% 11/1/13 (c)	7,299	6,897
Tranche B, Credit-Linked Deposit 7.75% 11/1/13 (c)	892	843
Petroleum Geo-Services ASA term loan 6.95% 6/29/15 (c)	4,988	4,913
Sandridge Energy, Inc. term loan 8.8538% 4/1/14 (c)	8,000	7,940
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 7.3231% 10/31/12 (c)	2,505	2,480
term loan 7.5253% 10/31/12 (c)	4,491	4,446
Vulcan/Plains Resources, Inc. term loan 7.1213% 8/12/11 (c)	2,884	2,826
Western Refining, Inc. term loan 6.5688% 5/30/14 (c)	16,469	16,078
		120,796
Entertainment/Film - 1.8%
AMC Entertainment, Inc. term loan 6.6063% 1/26/13 (c)	6,326	6,208
Cinemark USA, Inc. term loan 7.245% 10/5/13 (c)	13,771	13,427
MGM Holdings II, Inc. Tranche B, term loan 8.4481% 4/8/12 (c)	10,200	9,792
National CineMedia LLC term loan 7.46% 2/13/15 (c)	16,000	15,440
Regal Cinemas Corp. term loan 6.6981% 10/27/13 (c)	20,084	19,582
Zuffa LLC term loan 7.5625% 6/19/15 (c)	5,985	5,416
		69,865
Environmental - 1.3%
Allied Waste Industries, Inc.:
Credit-Linked Deposit 6.6206% 3/28/14 (c)	17,595	17,199
term loan 6.5813% 3/28/14 (c)	32,711	31,975
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Environmental - continued
Casella Waste Systems, Inc. Tranche B, term loan 7.3306% 4/28/10 (c)	$ 1,990	$ 1,950
Synagro Technologies, Inc. Tranche 1LN, term loan 7.5% 3/30/14 (c)	469	455
		51,579
Food and Drug Retail - 1.1%
Rite Aid Corp. Tranche ABL, term loan 6.7868% 6/4/14 (c)	28,000	27,160
SUPERVALU, Inc. Tranche B, term loan 6.6219% 6/2/12 (c)	15,691	15,534
The Pantry, Inc.:
term loan 6.51% 5/15/14 (c)	776	737
Tranche DD, term loan 5/15/14 (e)	222	211
		43,642
Food/Beverage/Tobacco - 1.9%
Bumble Bee Foods LLC Tranche B, term loan 7.2073% 5/2/12 (c)	3,000	2,948
Constellation Brands, Inc. Tranche B, term loan 6.6875% 6/5/13 (c)	35,032	34,419
Dean Foods Co. Tranche B, term loan 6.7% 4/2/14 (c)	17,893	17,222
Del Monte Corp. Tranche B, term loan 6.4514% 2/8/12 (c)	12,186	12,064
Herbalife International, Inc. term loan 6.26% 7/21/13 (c)	3,719	3,644
Michael Foods, Inc. Tranche B, term loan 7.3609% 11/21/10 (c)	2,020	1,998
Reddy Ice Group, Inc. term loan 6.9975% 8/12/12 (c)	2,000	1,960
		74,255
Gaming - 2.0%
Alliance Gaming Corp. term loan 8.6363% 9/5/09 (c)	3,454	3,359
Ameristar Casinos, Inc. term loan 7.4275% 11/10/12 (c)	5,944	5,900
Choctaw Resort Development Enterprise term loan 6.9481% 11/4/11 (c)	1,864	1,826
Golden Nugget, Inc.:
term loan 6.9405% 6/30/14 (c)	1,273	1,235
Tranche DD, term loan 6/30/14 (e)	727	705
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 7.4129% 2/16/14 (c)	3,777	3,683
Greenwood Racing, Inc. term loan 7.01% 11/28/11 (c)	1,985	1,940
Penn National Gaming, Inc. Tranche B, term loan 6.9006% 10/31/12 (c)	14,209	14,103
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Gaming - continued
Seminole Tribe of Florida:
Tranche B1, term loan 6.9723% 3/5/14 (c)	$ 907	$ 898
Tranche B2, term loan 7.125% 3/5/14 (c)	3,061	3,030
Tranche B3, term loan 6.75% 3/5/14 (c)	3,032	3,002
Town Sports International LLC term loan 7.5% 2/27/14 (c)	3,970	3,752
Tropicana Entertainment term loan 7.4481% 7/3/08 (c)	6,700	6,533
Trump Entertainment Resorts Holdings LP Tranche B, term loan 7.9056% 5/20/12 (c)	10,325	10,171
Venetian Macau Ltd. Tranche B, term loan:
7.45% 5/26/12 (c)	779	764
7.45% 5/26/13 (c)	3,881	3,803
Venetian Macau US Finance, Inc. Tranche B, term loan 7.45% 5/25/13 (c)	4,000	3,920
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. term loan B 7.005% 8/15/13 (c)	9,180	9,146
		77,770
Healthcare - 11.1%
Advanced Medical Optics, Inc. term loan 7.0255% 4/2/14 (c)	2,527	2,395
AMR HoldCo, Inc./EmCare HoldCo, Inc. term loan 7.7121% 2/7/12 (c)	9,966	9,741
Bausch & Lomb, Inc. term loan:
4/26/15 (e)	2,400	2,400
8.1425% 4/26/15 (c)	9,600	9,600
Community Health Systems, Inc.:
term loan 7.7563% 7/25/14 (c)	63,793	62,437
Tranche DD, term loan 7/25/14 (e)	4,207	4,118
Concentra Operating Corp. Tranche B 1LN, term loan 7.4481% 6/25/14 (c)	5,985	5,790
DaVita, Inc. Tranche B1, term loan 6.7801% 10/5/12 (c)	38,257	37,396
DJO, Inc. Tranche B, term loan 6.6349% 4/7/13 (c)	2,116	2,111
Fresenius Medical Care Holdings, Inc. Tranche B, term loan 6.7028% 3/31/12 (c)	26,989	26,584
Gentiva Health Services, Inc. term loan 7.1773% 3/31/13 (c)	1,703	1,669
HCA, Inc. Tranche B, term loan 7.4481% 11/17/13 (c)	113,130	110,295
Health Management Associates, Inc. Tranche B, term loan 6.9481% 2/28/14 (c)	27,683	26,438
HealthSouth Corp. term loan 7.6278% 3/10/13 (c)	4,914	4,815
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Healthcare - continued
Hologic, Inc. Tranche B1, term loan 7.5% 3/31/13 (c)	$ 4,000	$ 3,970
IASIS Healthcare Corp.:
term loan 7.0657% 3/15/14 (c)	6,652	6,336
Tranche DD, term loan 7.6981% 3/15/14 (c)(e)	2,287	2,178
7.32% 3/15/14 (c)	610	581
Inverness Medical Innovations, Inc. Tranche 1LN, term loan 7.1981% 6/26/14 (c)	12,050	11,779
LifePoint Hospitals, Inc. Tranche B, term loan 7.165% 4/15/12 (c)	12,368	12,059
National Renal Institutes, Inc. term loan 7.5% 3/31/13 (c)	3,417	3,263
Polypore, Inc. Tranche B, term loan 7.07% 7/3/14 (c)	3,990	3,850
Psychiatric Solutions, Inc. term loan 7.1775% 7/1/12 (c)	13,284	12,985
PTS Acquisition Corp. term loan 7.4481% 4/10/14 (c)	13,965	13,424
Renal Advantage, Inc. Tranche B, term loan 8.0998% 9/30/12 (c)	6,583	6,418
Skilled Healthcare Group, Inc. Tranche 1, term loan 6.9596% 6/15/12 (c)	3,910	3,822
Sun Healthcare Group, Inc.:
Tranche B, term loan 7.1249% 4/19/14 (c)	4,254	4,116
Tranche DD, term loan 7.065% 4/19/14 (c)(e)	621	601
7.2288% 4/19/13 (c)	966	934
Team Health, Inc. term loan 7.3471% 11/22/12 (c)	16,211	15,401
U.S. Oncology, Inc. Tranche B, term loan 7.2865% 8/20/11 (c)	6,423	6,326
Vanguard Health Holding Co. I term loan 7.4481% 9/23/11 (c)	3,701	3,632
VCA Antech, Inc. term loan 6.3125% 5/16/11 (c)	3,980	3,900
Vicar Operating, Inc. term loan 6.3125% 5/16/11 (c)	9,765	9,570
		430,934
Homebuilding/Real Estate - 0.9%
Blount, Inc. Tranche B1, term loan 6.8775% 8/9/10 (c)	1,632	1,566
CB Richard Ellis Group, Inc. Tranche B, term loan 6.4975% 12/20/13 (c)	6,956	6,800
General Growth Properties, Inc. Tranche A1, term loan 6.38% 2/24/10 (c)	13,803	13,596
Realogy Corp.:
Tranche B, term loan 8.24% 10/10/13 (c)	6,287	5,816
8.24% 10/10/13 (c)	1,697	1,570
Tishman Speyer Properties term loan 6.88% 12/27/12 (c)	5,000	4,913
		34,261
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Insurance - 0.1%
USI Holdings Corp. Tranche B, term loan 7.95% 5/4/14 (c)	$ 1,995	$ 1,935
Leisure - 0.7%
Cedar Fair LP term loan 6.7525% 8/30/12 (c)	1,895	1,857
London Arena & Waterfront Finance LLC Tranche A, term loan 8.2038% 3/8/12 (c)	2,955	2,925
Six Flags, Inc. Tranche B, term loan 7.75% 4/30/15 (c)	5,985	5,686
Universal City Development Partners Ltd. term loan 7.3265% 6/9/11 (c)	16,741	16,532
		27,000
Metals/Mining - 1.4%
Aleris International, Inc. term loan 7.0625% 12/19/13 (c)	2,274	2,172
Alpha National Resources LLC/Alpha National Resources Capital Corp. Tranche B, term loan 6.9481% 10/26/12 (c)	14,750	14,676
Compass Minerals Tranche B, term loan 6.7027% 12/22/12 (c)	9,033	8,942
Noranda Aluminium Acquisition Corp. Tranche B, term loan 7.51% 5/18/14 (c)	7,721	7,566
Novelis Corp. term loan 7.2% 7/6/14 (c)	9,975	9,676
Oxbow Carbon LLC:
Tranche B, term loan 7.2217% 5/8/14 (c)	7,319	7,035
Tranche DD, term loan 7.1981% 5/8/14 (c)	643	618
Stillwater Mining Co. term loan 7.0625% 7/30/10 (c)	2,113	2,089
		52,774
Paper - 3.3%
Appleton Papers, Inc. Tranche B, term loan 7.0162% 6/5/14 (c)	1,995	1,915
Boise Cascade Holdings LLC:
Tranche DD E, term loan 6.7188% 4/30/14 (c)	3,133	3,109
Tranche E, term loan 6.4906% 4/30/14 (c)	13,917	13,813
Georgia-Pacific Corp.:
term loan 7.3718% 12/29/13 (c)	14,888	14,497
Tranche B1, term loan 7.4119% 12/23/12 (c)	63,713	62,040
NewPage Corp. term loan 7.4685% 5/2/11 (c)	3,990	3,970
Smurfit-Stone Container Enterprises, Inc.:
Credit-Linked Deposit 7.23% 11/1/10 (c)	4,164	4,081
Tranche B, term loan 7.4281% 11/1/11 (c)	6,103	6,042
Tranche C, term loan 7.6103% 11/1/11 (c)	7,757	7,679
Tranche C1, term loan 7.3054% 11/1/11 (c)	2,489	2,464
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Paper - continued
Verso Paper Holdings LLC Tranche B, term loan 7% 8/1/13 (c)	$ 5,414	$ 5,251
Xerium Technologies, Inc. Tranche B, term loan 7.9481% 5/18/12 (c)	4,474	4,189
		129,050
Publishing/Printing - 3.6%
Cenveo Corp.:
term loan 6.9875% 6/21/13 (c)	5,473	5,282
Tranche DD, term loan 6.9875% 6/21/13 (c)	192	185
Dex Media East LLC Tranche B, term loan 6.88% 10/24/14 (c)(e)	15,000	15,019
Dex Media West LLC/Dex Media West Finance Co.:
Tranche A, term loan 6.7308% 9/9/09 (c)	2,413	2,389
Tranche B, term loan 7.0291% 3/9/10 (c)	11,143	11,073
Tranche B1, term loan 7.0426% 3/10/10 (c)	11,248	11,136
Idearc, Inc. term loan 7.2% 11/17/14 (c)	30,720	30,183
MediMedia USA, Inc. Tranche B, term loan 7.3743% 10/5/13 (c)	2,762	2,679
R.H. Donnelley Corp. Tranche D2, term loan 6.9871% 6/30/11 (c)	28,228	27,663
The Reader's Digest Association, Inc. term loan 7.5436% 3/2/14 (c)	12,547	11,794
Tribune Co. term loan 7.7438% 5/17/09 (c)	4,933	4,872
Yell Group PLC Tranche B1, term loan 6.7525% 2/10/13 (c)	20,200	19,847
		142,122
Railroad - 0.5%
Kansas City Southern Railway Co.:
Tranche B, term loan 6.678% 4/28/13 (c)	16,788	16,536
Tranche C, term loan 6.5406% 4/28/13 (c)	2,993	2,940
		19,476
Restaurants - 0.8%
Burger King Corp. Tranche B1, term loan 6.75% 6/30/12 (c)	17,476	17,302
Del Taco Tranche B, term loan 7.45% 3/29/13 (c)	2,925	2,706
OSI Restaurant Partners, Inc.:
term loan 7.0625% 6/14/14 (c)	12,344	11,897
7.7731% 6/14/13 (c)	910	877
		32,782
Services - 3.6%
Acosta, Inc. term loan 7.38% 7/28/13 (c)	2,963	2,892
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Services - continued
ARAMARK Corp.:
term loan 7.1981% 1/26/14 (c)	$ 51,939	$ 50,641
7.1981% 1/26/14 (c)	3,712	3,619
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan 7.5282% 2/7/14 (c)	4,766	4,587
Central Parking Corp.:
Tranche B 1LN, term loan 7.6153% 5/22/14 (c)	2,386	2,321
7.4375% 5/22/14 (c)	704	684
Coinmach Corp. Tranche B1, term loan 7.7383% 12/19/12 (c)	5,958	5,913
Coinstar, Inc. term loan 7.13% 7/1/11 (c)	5,491	5,409
Dollar Thrifty Automotive Group, Inc. term loan 7.045% 6/15/14 (c)	2,374	2,327
Education Management LLC/Education Management Finance Corp. Tranche B, term loan 7% 6/1/13 (c)	4,842	4,673
Hertz Corp.:
Credit-Linked Deposit 6.9875% 12/21/12 (c)	1,140	1,120
Tranche B, term loan 6.8709% 12/21/12 (c)	6,337	6,226
Maxim Crane Works LP Tranche B, term loan 7.36% 6/29/14 (c)	2,993	2,828
RSC Equipment Rental term loan 6.9985% 11/30/12 (c)	2,970	2,933
The Geo Group, Inc. term loan 6.3436% 1/24/14 (c)	1,767	1,761
Thomson Learning, Inc. term loan 7.95% 7/5/14 (c)	28,000	27,020
United Rentals, Inc.:
term loan 7.32% 2/14/11 (c)	1,232	1,226
Tranche B, Credit-Linked Deposit 7.57% 2/14/11 (c)	340	339
West Corp. term loan 7.2727% 10/24/13 (c)	13,030	12,769
		139,288
Specialty Retailing - 0.8%
Claire's Stores, Inc. term loan 7.9481% 5/29/14 (c)	8,975	8,459
GNC Corp. term loan 7.48% 9/16/13 (c)	6,965	6,617
Michaels Stores, Inc. term loan 7.6185% 10/31/13 (c)	15,950	15,212
		30,288
Super Retail - 1.4%
Buhrmann US, Inc. Tranche D1, term loan 7.2993% 12/31/10 (c)	5,505	5,436
FTD, Inc. term loan 7.3575% 7/28/13 (c)	3,461	3,426
Gold Toe Investment Corp. Tranche 1LN, term loan 7.6% 10/30/13 (c)	5,955	5,806
J. Crew Group, Inc. term loan 6.7863% 5/15/13 (c)	4,258	4,173
Neiman Marcus Group, Inc. term loan 7.4481% 4/6/13 (c)	8,743	8,590
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Super Retail - continued
PETCO Animal Supplies, Inc. term loan 7.3282% 10/26/13 (c)	$ 11,865	$ 11,598
The Pep Boys - Manny, Moe & Jack term loan 7.54% 10/27/13 (c)	3,672	3,617
Toys 'R' US, Inc. term loan 8.1288% 12/9/08 (c)	13,000	12,854
		55,500
Technology - 5.5%
Acxiom Corp. term loan 6.795% 9/15/12 (c)	2,524	2,486
Affiliated Computer Services, Inc.:
term loan 6.8188% 3/20/13 (c)	13,096	12,900
Tranche B2, term loan 6.9572% 3/20/13 (c)	8,878	8,745
AMI Semiconductor, Inc. term loan 6.8188% 4/1/12 (c)	1,473	1,417
First Data Corp.:
Tranch B3, term loan 7.96% 9/24/14 (c)	3,000	2,903
Tranche B2, term loan 7.96% 9/24/14 (c)	8,660	8,368
Flextronics International Ltd.:
Tranche B-A, term loan 7.3944% 10/1/14 (c)	3,884	3,845
Tranche B-A1, term loan 7.455% 10/1/14 (c)	1,116	1,105
Tranche B-B, term loan 7.455% 10/1/12 (c)	5,000	4,950
Freescale Semiconductor, Inc. term loan 7.33% 12/1/13 (c)	32,708	31,236
Global Tel*Link Corp.:
term loan 8.6981% 2/14/13 (c)	1,538	1,519
8.6968% 2/14/13 (c)	435	429
IPC Systems, Inc. Tranche B1 1LN, term loan 7.4481% 5/31/14 (c)	2,000	1,850
Iron Mountain, Inc. term loan 7.0625% 4/16/14 (c)	9,975	9,925
Itron, Inc. term loan 6.9808% 4/18/14 (c)	2,398	2,368
Kronos, Inc.:
Tranche 1LN, term loan 7.4481% 6/11/14 (c)	6,983	6,738
Tranche 2LN, term loan 10.9481% 6/11/15 (c)	4,000	3,720
Metavante Technologies, Inc. Tranche B, term loan 6.66% 11/1/14 (c)	3,000	2,925
ON Semiconductor Corp. term loan 6.9481% 9/6/13 (c)	4,697	4,580
Open Solutions, Inc. term loan 7.275% 1/23/14 (c)	2,478	2,385
Open Text Corp. term loan 7.0025% 10/2/13 (c)	5,020	4,920
Riverdeep Interactive Learning USA, Inc. term loan:
7.9481% 12/20/13 (c)	24,258	24,137
11.9375% 12/21/07 (c)	4,955	4,906
Serena Software, Inc. term loan 7.175% 3/10/13 (c)	5,175	5,059
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
SunGard Data Systems, Inc. term loan 7.3563% 2/28/14 (c)	$ 59,180	$ 58,440
Verifone, Inc. Tranche B, term loan 6.7092% 10/31/13 (c)	4,253	4,221
		216,077
Telecommunications - 5.4%
American Cellular Corp. Tranche DD, term loan 3/15/14 (e)	774	768
Centennial Cellular Operating Co. LLC term loan 7.2228% 2/9/11 (c)	18,835	18,458
Cincinnati Bell, Inc. Tranche B, term loan 7.0197% 8/31/12 (c)	6,890	6,735
Consolidated Communications, Inc. Tranche D, term loan 6.9481% 10/14/11 (c)	2,000	1,980
Crown Castle International Corp. Tranche B, term loan 6.7306% 3/6/14 (c)	9,945	9,672
Digicel International Finance Ltd. term loan 7.75% 3/30/12 (c)	16,000	15,600
Intelsat Bermuda Ltd. term loan 7.8587% 1/12/14 (c)	20,000	19,750
Intelsat Ltd. Tranche B, term loan 7.1238% 7/3/13 (c)	29,370	29,040
Leap Wireless International, Inc. Tranche B, term loan 7.4481% 6/16/13 (c)	8,910	8,776
Level 3 Communications, Inc. term loan 7.4925% 3/13/14 (c)	19,000	18,454
MetroPCS Wireless, Inc. Tranche B, term loan 7.5789% 11/3/13 (c)	15,835	15,518
NTELOS, Inc. Tranche B1, term loan 7.01% 8/24/11 (c)	3,748	3,711
Paetec Communications, Inc. Tranche B, term loan 7.2525% 2/28/13 (c)	2,577	2,545
Qwest Corp. Tranche B, term loan 6.95% 6/30/10 (c)	11,000	11,275
Time Warner Telecom, Inc. Tranche B, term loan 6.82% 1/7/13 (c)	3,960	3,881
Triton PCS, Inc. term loan 8.01% 11/18/09 (c)	7,729	7,709
Wind Telecomunicazioni SpA:
Tranche B, term loan 7.5694% 9/21/13 (c)	7,500	7,463
Tranche C, term loan 8.3194% 9/21/14 (c)	7,500	7,463
Windstream Corp. Tranche B1, term loan 6.7144% 7/17/13 (c)	20,504	20,299
		209,097
Textiles & Apparel - 0.8%
Hanesbrands, Inc. Tranche B 1LN, term loan 6.743% 9/5/13 (c)	15,566	15,371
Floating Rate Loans (d) - continued
	Principal Amount (000s)	Value (000s)
Textiles & Apparel - continued
Levi Strauss & Co. term loan 7.5681% 4/4/14 (c)	$ 3,000	$ 2,798
Warnaco Group, Inc. term loan 6.673% 1/31/13 (c)	4,951	4,889
William Carter Co. term loan 6.4029% 6/29/12 (c)	6,848	6,754
		29,812
TOTAL FLOATING RATE LOANS (Cost $3,450,601)		3,374,172
Nonconvertible Bonds - 2.7%

Auto Parts Distribution - 0.1%
The Goodyear Tire & Rubber Co. 9.1348% 12/1/09 (c)	2,000	2,025
Automotive - 0.6%
Ford Motor Credit Co. LLC 7.9925% 1/13/12 (c)	26,620	24,690
Broadcasting - 0.1%
Radio One, Inc. 8.875% 7/1/11	4,000	3,940
Building Materials - 0.1%
General Cable Corp. 7.6056% 4/1/15 (c)	3,000	2,970
Cable TV - 0.1%
CSC Holdings, Inc. 7.25% 7/15/08	2,000	2,005
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	1,963	2,022
		4,027
Capital Goods - 0.0%
Esco Corp. 9.5694% 12/15/13 (b)(c)	2,000	2,000
Chemicals - 0.0%
Georgia Gulf Corp. 9.5% 10/15/14	1,360	1,183
Containers - 0.1%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	3,000	3,030
Electric Utilities - 0.5%
Energy Future Holdings 10.875% 11/1/17 (b)	10,000	10,100
NRG Energy, Inc. 7.375% 2/1/16	9,000	9,000
		19,100
Gaming - 0.1%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	3,000	2,940
Metals/Mining - 0.0%
Noranda Aluminium Acquisition Corp. 9.36% 5/15/15 pay-in-kind (b)(c)	2,000	1,860
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
Technology - 0.5%
Freescale Semiconductor, Inc. 9.5694% 12/15/14 (c)	$ 10,000	$ 9,188
Intelsat Ltd. 11.4091% 6/15/13 (c)	2,000	2,075
NXP BV 7.9925% 10/15/13 (c)	9,000	8,528
		19,791
Telecommunications - 0.5%
Centennial Communications Corp. 10.9806% 1/1/13 (c)	2,000	2,000
IPCS, Inc. 7.4813% 5/1/13 (c)	3,000	2,910
Level 3 Financing, Inc. 9.15% 2/15/15 (c)	4,000	3,590
Rural Cellular Corp.:
8.25% 3/15/12	6,000	6,270
8.6213% 6/1/13 (b)(c)	3,000	3,060
		17,830
TOTAL NONCONVERTIBLE BONDS (Cost $109,009)		105,386
Money Market Funds - 11.8%
	Shares
Fidelity Cash Central Fund, 4.97% (a)	459,184,799	459,185
Fidelity Money Market Central Fund, 5.37% (a)	288,123	288
TOTAL MONEY MARKET FUNDS (Cost $459,473)		459,473
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $4,019,083)		3,939,031
NET OTHER ASSETS - (1.1)%		(42,009)
NET ASSETS - 100%		$ 3,897,022
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,020,000 or 0.4% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(e) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $26,096,000 and $25,626,000 respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 21,812
Fidelity Money Market Central Fund	1,023
Total	$ 22,835
Income Tax Information
At October 31, 2007, the fund had a capital loss carryforward of approximately $16,995,874 all of which will expire on October 31, 2015.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,559,610)	$ 3,479,558
Fidelity Central Funds (cost $459,473)	459,473
Total Investments (cost $4,019,083)		$ 3,939,031
Cash		4,286
Receivable for investments sold		14,552
Receivable for fund shares sold		3,698
Interest receivable		30,297
Distributions receivable from Fidelity Central Funds		1,960
Prepaid expenses		2
Total assets		3,993,826

Liabilities
Payable for investments purchased	$ 81,554
Payable for fund shares redeemed	8,449
Distributions payable	3,889
Accrued management fee	1,849
Distribution fees payable	471
Other affiliated payables	491
Other payables and accrued expenses	101
Total liabilities		96,804

Net Assets		$ 3,897,022
Net Assets consist of:
Paid in capital		$ 3,995,810
Distributions in excess of net investment income		(1,059)
Accumulated undistributed net realized gain (loss) on investments		(17,677)
Net unrealized appreciation (depreciation) on investments		(80,052)
Net Assets		$ 3,897,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($257,009 ÷ 26,372 shares)	$ 9.75

Maximum offering price per share (100/97.25 of $9.75)	$ 10.03
Class T: Net Asset Value and redemption price per share ($308,661 ÷ 31,710 shares)	$ 9.73

Maximum offering price per share (100/97.25 of $9.73)	$ 10.01
Class B: Net Asset Value and offering price per share ($100,262 ÷ 10,301 shares)A	$ 9.73

Class C: Net Asset Value and offering price per share ($345,261 ÷ 35,434 shares)A	$ 9.74

Fidelity Floating Rate High Income Fund: Net Asset Value, offering price and redemption price per share ($2,678,799 ÷ 275,170 shares)	$ 9.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($207,030 ÷ 21,280 shares)	$ 9.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Interest		$ 311,243
Income from Fidelity Central Funds		22,835
Total income		334,078

Expenses
Management fee	$ 27,095
Transfer agent fees	5,182
Distribution fees	6,119
Accounting fees and expenses	1,363
Custodian fees and expenses	108
Independent trustees' compensation	16
Registration fees	233
Audit	160
Legal	42
Miscellaneous	36
Total expenses before reductions	40,354
Expense reductions	(109)	40,245
Net investment income		293,833
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(20,062)
Change in net unrealized appreciation (depreciation) on investment securities		(93,038)
Net gain (loss)		(113,100)
Net increase (decrease) in net assets resulting from operations		$ 180,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 293,833	$ 258,782
Net realized gain (loss)	(20,062)	3,037
Change in net unrealized appreciation (depreciation)	(93,038)	(12,428)
Net increase (decrease) in net assets resulting from operations	180,733	249,391
Distributions to shareholders from net investment income	(295,734)	(254,554)
Distributions to shareholders from net realized gain	(932)	-
Total distributions	(296,666)	(254,554)
Share transactions - net increase (decrease)	(601,645)	327,553
Redemption fees	917	305
Total increase (decrease) in net assets	(716,661)	322,695

Net Assets
Beginning of period	4,613,683	4,290,988
End of period (including distributions in excess of net investment income of $1,059 and undistributed net investment income of $3,814, respectively)	$ 3,897,022	$ 4,613,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.97	$ 9.88	$ 9.45
Income from Investment Operations
Net investment income C	.621	.571	.404	.285	.292
Net realized and unrealized gain (loss)	(.196)	(.022)	(.008)	.098	.447
Total from investment operations	.425	.549	.396	.383	.739
Distributions from net investment income	(.625)	(.560)	(.397)	(.295)	(.311)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.627)	(.560)	(.407)	(.295)	(.311)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.75	$ 9.95	$ 9.96	$ 9.97	$ 9.88
Total Return A,B	4.40%	5.66%	4.05%	3.96%	7.95%
Ratios to Average Net Assets D,F
Expenses before reductions	1.02%	1.05%	1.06%	1.08%	1.10%
Expenses net of fee waivers, if any	1.02%	1.05%	1.06%	1.08%	1.10%
Expenses net of all reductions	1.02%	1.05%	1.06%	1.08%	1.09%
Net investment income	6.28%	5.73%	4.05%	2.90%	3.04%
Supplemental Data
Net assets, end of period (in millions)	$ 257	$ 285	$ 312	$ 299	$ 88
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income C	.621	.564	.396	.276	.285
Net realized and unrealized gain (loss)	(.206)	(.022)	(.007)	.098	.446
Total from investment operations	.415	.542	.389	.374	.731
Distributions from net investment income	(.625)	(.553)	(.390)	(.286)	(.303)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.627)	(.553)	(.400)	(.286)	(.303)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A,B	4.30%	5.60%	3.98%	3.87%	7.87%
Ratios to Average Net Assets D,F
Expenses before reductions	1.03%	1.11%	1.13%	1.17%	1.18%
Expenses net of fee waivers, if any	1.03%	1.11%	1.13%	1.17%	1.18%
Expenses net of all reductions	1.02%	1.11%	1.13%	1.17%	1.18%
Net investment income	6.28%	5.67%	3.98%	2.81%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 309	$ 472	$ 511	$ 389	$ 113
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income C	.569	.513	.346	.231	.243
Net realized and unrealized gain (loss)	(.206)	(.022)	(.008)	.096	.444
Total from investment operations	.363	.491	.338	.327	.687
Distributions from net investment income	(.573)	(.502)	(.339)	(.239)	(.259)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.575)	(.502)	(.349)	(.239)	(.259)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A,B	3.76%	5.06%	3.46%	3.38%	7.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.55%	1.63%	1.64%	1.65%	1.64%
Expenses net of fee waivers, if any	1.55%	1.63%	1.64%	1.65%	1.63%
Expenses net of all reductions	1.55%	1.62%	1.64%	1.65%	1.63%
Net investment income	5.75%	5.16%	3.47%	2.33%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$ 100	$ 143	$ 173	$ 184	$ 134
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 9.96	$ 9.97	$ 9.87	$ 9.45
Income from Investment Operations
Net investment income C	.553	.508	.341	.224	.235
Net realized and unrealized gain (loss)	(.207)	(.022)	(.008)	.107	.434
Total from investment operations	.346	.486	.333	.331	.669
Distributions from net investment income	(.556)	(.497)	(.334)	(.233)	(.251)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.558)	(.497)	(.344)	(.233)	(.251)
Redemption fees added to paid in capital C	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.74	$ 9.95	$ 9.96	$ 9.97	$ 9.87
Total Return A,B	3.58%	5.00%	3.40%	3.41%	7.18%
Ratios to Average Net Assets D,F
Expenses before reductions	1.71%	1.68%	1.69%	1.71%	1.72%
Expenses net of fee waivers, if any	1.71%	1.68%	1.69%	1.71%	1.71%
Expenses net of all reductions	1.71%	1.68%	1.69%	1.71%	1.71%
Net investment income	5.59%	5.10%	3.42%	2.27%	2.42%
Supplemental Data
Net assets, end of period (in millions)	$ 345	$ 450	$ 539	$ 524	$ 269
Portfolio turnover rate E	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Floating Rate High Income Fund

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.87	$ 9.44
Income from Investment Operations
Net investment income B	.650	.593	.427	.309	.311
Net realized and unrealized gain (loss)	(.196)	(.021)	(.008)	.099	.450
Total from investment operations	.454	.572	.419	.408	.761
Distributions from net investment income	(.654)	(.583)	(.420)	(.320)	(.333)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.656)	(.583)	(.430)	(.320)	(.333)
Redemption fees added to paid in capital B	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.74	$ 9.94	$ 9.95	$ 9.96	$ 9.87
Total Return A	4.72%	5.92%	4.30%	4.22%	8.20%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.73%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.72%	.81%	.82%	.84%	.86%
Net investment income	6.58%	5.97%	4.29%	3.14%	3.27%
Supplemental Data
Net assets, end of period (in millions)	$ 2,679	$ 2,989	$ 2,471	$ 1,982	$ 811
Portfolio turnover rate D	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.94	$ 9.95	$ 9.96	$ 9.86	$ 9.44
Income from Investment Operations
Net investment income B	.647	.591	.424	.304	.312
Net realized and unrealized gain (loss)	(.206)	(.021)	(.007)	.110	.436
Total from investment operations	.441	.570	.417	.414	.748
Distributions from net investment income	(.651)	(.581)	(.418)	(.316)	(.330)
Distributions from net realized gain	(.002)	-	(.010)	-	-
Total distributions	(.653)	(.581)	(.428)	(.316)	(.330)
Redemption fees added to paid in capital B	.002	.001	.001	.002	.002
Net asset value, end of period	$ 9.73	$ 9.94	$ 9.95	$ 9.96	$ 9.86
Total ReturnA	4.58%	5.89%	4.27%	4.29%	8.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.76%	.84%	.85%	.87%	.90%
Expenses net of fee waivers, if any	.76%	.84%	.85%	.87%	.89%
Expenses net of all reductions	.76%	.83%	.85%	.87%	.89%
Net investment income	6.55%	5.95%	4.26%	3.11%	3.24%
Supplemental Data
Net assets, end of period (in millions)	$ 207	$ 275	$ 285	$ 182	$ 36
Portfolio turnover rate D	69%	61%	66%	61%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, Fidelity Floating Rate High Income Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 829
Unrealized depreciation	(80,588)
Net unrealized appreciation (depreciation)	(79,759)
Capital loss carryforward	(16,996)

Cost for federal income tax purposes	$ 4,018,790

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 295,734	$ 254,554
Long-term Capital Gains	932	-
Total	$ 296,666	$ 254,554

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities and U.S. government securities, aggregated $2,815,855 and $3,351,997, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% (.55% prior to February 1, 2007) of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .59% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 557	$ 51
Class T	0%	.25%	1,020	5
Class B	.55%	.15%	865	680
Class C	.75%	.25%	3,677	497
			$ 6,119	$ 1,233

On January 18, 2007, the Board of Trustees approved an increase in Class A's service fee from .15% to .25% and an increase in Class C's distribution fee from .55% to ..75%. The new fee rates were effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 2.75% for selling Class A and Class T shares (3.75% for Class A shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 3.50% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 118
Class T	26
Class B*	223
Class C*	87
$ 454

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity Floating Rate High Income Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Floating Rate High Income Fund shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 483.18
Class T	575.14
Class B	264.21
Class C	667.17
Fidelity Floating Rate High Income Fund	2,859.09
Institutional Class	334.12
	$ 5,182

Accounting Fees. FSC maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $10

Annual Report

7. Committed Line of Credit - continued

and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $87. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class C	$ 1
Fidelity Floating Rate High Income Fund	8
$ 9

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 16,980	$ 17,229
Class T	25,808	27,896
Class B	7,185	7,934
Class C	22,768	24,590
Fidelity Floating Rate High Income Fund	205,034	159,948
Institutional Class	17,959	16,957
Total	$ 295,734	$ 254,554
From net realized gain
Class A	$ 56	$ -
Class T	92	-
Class B	28	-
Class C	89	-
Fidelity Floating Rate High Income Fund	612	-
Institutional Class	55	-
Total	$ 932	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	13,247	12,422	$ 130,736	$ 123,689
Reinvestment of distributions	1,258	1,255	12,401	12,492
Shares redeemed	(16,816)	(16,310)	(165,336)	(162,319)
Net increase (decrease)	(2,311)	(2,633)	$ (22,199)	$ (26,138)
Class T
Shares sold	10,196	17,758	$ 101,349	$ 176,613
Reinvestment of distributions	2,326	2,513	22,926	24,979
Shares redeemed	(28,319)	(24,131)	(278,187)	(239,998)
Net increase (decrease)	(15,797)	(3,860)	$ (153,912)	$ (38,406)
Class B
Shares sold	1,012	1,874	$ 10,008	$ 18,623
Reinvestment of distributions	543	591	5,357	5,877
Shares redeemed	(5,618)	(5,517)	(55,301)	(54,870)
Net increase (decrease)	(4,063)	(3,052)	$ (39,936)	$ (30,370)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	6,240	9,134	$ 61,832	$ 90,864
Reinvestment of distributions	1,565	1,673	15,441	16,649
Shares redeemed	(17,554)	(19,730)	(172,933)	(196,393)
Net increase (decrease)	(9,749)	(8,923)	$ (95,660)	$ (88,880)
Fidelity Floating Rate High Income Fund
Shares sold	157,899	141,867	$ 1,564,638	$ 1,411,172
Reinvestment of distributions	17,687	13,747	174,341	136,672
Shares redeemed	(201,041)	(103,278)	(1,967,636)	(1,027,044)
Net increase (decrease)	(25,455)	52,336	$ (228,657)	$ 520,800
Institutional Class
Shares sold	16,545	16,093	$ 164,024	$ 159,986
Reinvestment of distributions	883	756	8,716	7,512
Shares redeemed	(23,840)	(17,805)	(234,021)	(176,951)
Net increase (decrease)	(6,412)	(956)	$ (61,281)	$ (9,453)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians, agent banks and brokers; where replies were not received from these financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 24, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2000

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund designates $230,222,964 of distributions paid during the period January 1, 2007 to October 31, 2007 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, as available, the cumulative total returns of Fidelity Floating Rate High Income (retail class) and Class C, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Floating Rate High Income (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Floating Rate High Income (retail class) was in the second quartile for the one-year period and the first quartile for the three-year period. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because of the small size of the peer group. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 58% means that 42% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2006. The Board considered that the fund's investment strategy of normally investing at least 80% of the fund's assets in floating rate loans is more specialized than that of the other funds in the Total Mapped Group and the ASPG.

Furthermore, the Board considered that, on January 18, 2007, after the periods shown in the chart above, it had approved an amendment (effective February 1, 2007) to the fund's management contract that lowered the individual fund fee rate from 55 basis points to 45 basis points. The Board considered that, if the individual fund fee reduction had been in effect in 2006, the fund's management fee would have ranked below the median of its Total Mapped Group and below the median of its ASPG.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C, and Fidelity Floating Rate High Income (retail class) ranked below its competitive median for 2006, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Furthermore, the Board considered that, if the fund's amended management contract had been in effect (and the fund's individual fund fee rate had been reduced) in 2006, each class's total expenses would have ranked below the median.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases. The Board also noted that the reduction in the fund's individual fund fee rate by 10 basis points delivers significant economies to fund shareholders.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

High Income Advantage

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge) (dagger)	8.69%	19.12%	6.70%
Class T (incl. 4.00% sales charge)(dagger)	8.64%	19.04%	6.63%
Class B (incl. contingent deferred sales charge) A	7.36%	19.01%	6.59%
Class C (incl. contingent deferred sales charge)B	11.37%	19.11%	6.26%

A Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 0.90% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 1%, 0%, and 0%, respectively.

8 The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 4.75% for Class A and 3.50% for Class T.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Class T on October 31, 1997, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

The high-yield bond market gained 6.96% as measured by the Merrill Lynch® U.S. High Yield Master II Constrained Index during the 12-month period ending October 31, 2007. In general, up until June corporate high-yield debt continued to be aided by a record-low default rate, solid earnings, stable long-term interest rates and improved balance sheets, as well as an increase in mergers and acquisitions (M&As) and leveraged buyout activity. However, as the subprime mortgage crisis gripped the credit markets in June and July, investors generally fled riskier debt in favor of higher-quality bonds. In response, the Merrill Lynch index fell nearly five percentage points during that two-month stretch. The junk bond market recovered quickly, though. A half-point interest rate cut by the Federal Reserve Board and the apparent willingness of underwriters to improve pricing and lower leverage on some M&A deals all contributed to the market's resilience in the final three months of the period, and the Merrill Lynch index recouped much of what it had lost in the June-July time frame.

For the 12 months ending October 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 13.22%, 13.16%, 12.36% and 12.37%, respectively (excluding sales charges), solidly outperforming the Merrill Lynch index. The fund benefited from its holdings of common stocks, as equities outperformed high-yield bonds. The performance of the fund's high-yield bond allocation also topped that of the index. Strong security selection in air transportation, telecommunications, shipping and metals/mining contributed most. Less-favorable issue selection in leisure, consumer products and building materials detracted. Top contributors included stock and bond holdings of Delta Air Lines, as well as common stock holdings of telecommunication services provider McLeodUSA; chemical company Celanese; semiconductor packaging and testing company Amkor Technology; Bahamas-based Teekay Corp.; and coal producer Alpha Natural. Among the detractors were bond and stock positions in amusement park operator Six Flags; common stock holdings of cosmetic manufacturer Revlon; two out-of-benchmark positions - the stock of building materials manufacturer Owens Corning and bonds issued by truck part manufacturer IdleAire Technologies - and equity and bond holdings of semiconductor manufacturer Advanced Micro Devices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,010.80	$ 5.32
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.35
Class T
Actual	$ 1,000.00	$ 1,010.90	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14
Class B
Actual	$ 1,000.00	$ 1,006.50	$ 8.75
HypotheticalA	$ 1,000.00	$ 1,016.48	$ 8.79
Class C
Actual	$ 1,000.00	$ 1,007.10	$ 8.95
HypotheticalA	$ 1,000.00	$ 1,016.28	$ 9.00
Institutional Class
Actual	$ 1,000.00	$ 1,011.70	$ 4.01
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.05%
Class T	1.01%
Class B	1.73%
Class C	1.77%
Institutional Class	.79%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Holdings I LLC/Charter Communications Holdings I Cap Corp.	3.9	4.3
General Motors Corp.	3.8	2.0
Ford Motor Credit Co. LLC	3.2	2.8
Intelsat Ltd.	2.8	2.8
El Paso Corp.	2.8	2.9
	16.5
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.8	10.5
Automotive	9.4	8.1
Telecommunications	8.9	8.4
Technology	7.0	6.9
Healthcare	5.8	6.7
Quality Diversification (% of fund's net assets)
As of October 31, 2007*	As of April 30, 2007**
AAA,AA,A 0.0%	AAA,AA,A 0.3%
BBB 0.6%	BBB 0.0%
BB 10.9%	BB 8.5%
B 27.0%	B 26.0%
CCC,CC,C 29.3%	CCC,CC,C 28.0%
D 0.7%	D 1.0%
Not Rated 3.2%	Not Rated 5.9%
Equities 21.7%	Equities 22.0%
Short-Term Investments and Net Other Assets 6.6%	Short-Term Investments and Net Other Assets 8.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2007*		As of April 30, 2007**
	Nonconvertible Bonds 68.7%		Nonconvertible Bonds 66.4%
	Convertible Bonds, Preferred Stocks 4.2%		Convertible Bonds, Preferred Stocks 4.1%
	Common Stocks 18.1%		Common Stocks 18.5%
	Floating Rate Loans 2.4%		Floating Rate Loans 2.7%
	Short-Term Investments and Net Other Assets 6.6%		Short-Term Investments and Net Other Assets 8.3%
* Foreign investments	10.7%	** Foreign investments	9.6%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Corporate Bonds - 69.3%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.6%
Air Transportation - 0.2%
UAL Corp. 4.5% 6/30/21 (g)	$ 5,200	$ 7,924
Broadcasting - 0.1%
Charter Communications, Inc. 6.5% 10/1/27	2,964	2,590
Telecommunications - 0.3%
ICO North America, Inc. 7.5% 8/15/09 (i)	10,695	11,230
TOTAL CONVERTIBLE BONDS		21,744
Nonconvertible Bonds - 68.7%
Aerospace - 0.2%
Alion Science & Technology Corp. 10.25% 2/1/15	1,430	1,330
Orbimage Holdings, Inc. 14.88% 7/1/12 (h)	3,710	4,044
		5,374
Air Transportation - 0.9%
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19	11,607	10,852
10.18% 1/2/13	5,040	4,939
Continental Airlines, Inc. 7.339% 4/19/14	2,480	2,331
Continental Airlines, Inc.:
6.903% 4/19/22	1,480	1,376
8.705% 6/2/13 (h)	7,330	7,110
Delta Air Lines, Inc.:
8% 12/15/07 (a)(g)	10,571	687
10% 8/15/08 (a)	29,000	1,885
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	1,429	1,410
Northwest Airlines Corp. 10% 2/1/09 (a)	1,524	61
Northwest Airlines, Inc.:
7.875% 3/15/08 (a)	7,755	349
9.875% 3/15/07 (a)	6,255	250
		31,250
Auto Parts Distribution - 0.6%
Allison Transmission, Inc.:
11% 11/1/15 (g)	5,120	5,222
11.25% 11/1/15 pay-in-kind (g)	7,320	7,247
IdleAire Technologies Corp. 0% 12/15/12 (d)	16,350	9,320
		21,789
Automotive - 8.6%
Accuride Corp. 8.5% 2/1/15	4,780	4,481
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
Ford Motor Credit Co. LLC:
7% 10/1/13	$ 46,900	$ 42,210
7.25% 10/25/11	1,335	1,242
7.375% 2/1/11	28,795	27,159
7.8% 6/1/12	27,200	25,466
8% 12/15/16	7,110	6,648
9.75% 9/15/10	9,074	9,029
General Motors Acceptance Corp.:
6.75% 12/1/14	21,705	19,263
6.875% 9/15/11	4,335	4,021
8% 11/1/31	27,070	24,904
General Motors Corp. 8.375% 7/15/33	149,020	134,854
Tenneco, Inc. 8.625% 11/15/14	2,870	2,927
United Components, Inc. 9.375% 6/15/13	2,225	2,270
		304,474
Broadcasting - 0.4%
Local TV Finance LLC 9.25% 6/15/15 pay-in-kind (g)	2,340	2,235
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (d)	10,005	9,930
Paxson Communications Corp. 11.4925% 1/15/13 (g)(h)	3,255	3,288
		15,453
Building Materials - 1.8%
Goodman Global Holdings, Inc. 7.875% 12/15/12	13,870	14,633
Masonite Corp. 11% 4/6/15	39,708	33,553
NTK Holdings, Inc. 0% 3/1/14 (d)	17,240	11,292
U.S. Concrete, Inc. 8.375% 4/1/14	2,940	2,675
		62,153
Cable TV - 4.5%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15	129,339	125,614
11% 10/1/15	10,460	10,186
CSC Holdings, Inc. 6.75% 4/15/12	22,870	22,070
		157,870
Capital Goods - 1.9%
Actuant Corp. 6.875% 6/15/17 (g)	9,080	9,012
Baldor Electric Co. 8.625% 2/15/17	2,250	2,346
Belden, Inc. 7% 3/15/17	6,290	6,259
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Capital Goods - continued
Mueller Water Products, Inc. 7.375% 6/1/17	$ 14,360	$ 13,355
Park-Ohio Industries, Inc. 8.375% 11/15/14	20,525	19,088
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	1,440	1,469
9.5% 8/1/14	2,040	2,132
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	5,567
Titan International, Inc. 8% 1/15/12	6,970	6,970
		66,198
Chemicals - 1.5%
Georgia Gulf Corp. 9.5% 10/15/14	15,655	13,620
Huntsman LLC 11.625% 10/15/10	5,972	6,315
Lyondell Chemical Co. 8.25% 9/15/16	7,370	8,411
MacDermid, Inc. 9.5% 4/15/17 (g)	900	871
Momentive Performance Materials, Inc. 10.125% 12/1/14 pay-in-kind (g)	5,855	5,592
Phibro Animal Health Corp.:
10% 8/1/13 (g)	3,380	3,465
13% 8/1/14 (g)	6,760	6,895
Reichhold Industries, Inc. 9% 8/15/14 (g)	6,790	6,892
Sterling Chemicals, Inc. 10.25% 4/1/15 (g)	705	723
		52,784
Consumer Products - 0.1%
Simmons Bedding Co. 0% 12/15/14 (d)	5,215	4,211
Containers - 0.4%
Graham Packaging Co. LP/GPC Capital Corp. 9.875% 10/15/14	14,530	14,276
Diversified Financial Services - 0.7%
Cardtronics, Inc. 9.25% 8/15/13	2,840	2,741
Nuveen Investments, Inc. 10.5% 11/15/15 (g)	10,450	10,450
Residential Capital Corp.:
7.5% 4/17/13	4,535	3,311
7.875% 6/30/15	6,080	4,438
8.0444% 4/17/09 (g)(h)	715	429
Triad Acquisition Corp. 11.125% 5/1/13	4,170	3,482
		24,851
Diversified Media - 0.4%
Affinion Group, Inc. 11.5% 10/15/15	6,715	7,000
Nielsen Finance LLC/Nielsen Finance Co. 0% 8/1/16 (d)	10,235	7,395
		14,395
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - 3.9%
Calpine Corp.:
8.5% 7/15/10 (g)	$ 16,320	$ 17,462
8.75% 7/15/13 (g)	5,865	6,334
Edison Mission Energy 7.625% 5/15/27 (g)	18,110	17,272
Energy Future Holdings 10.875% 11/1/17 (g)	29,270	29,563
Intergen NV 9% 6/30/17 (g)	32,660	34,620
Mirant Americas Generation LLC:
8.5% 10/1/21	6,645	6,545
9.125% 5/1/31	9,625	9,625
Mirant North America LLC 7.375% 12/31/13	10,560	10,692
Reliant Energy, Inc. 7.875% 6/15/17	7,050	7,085
		139,198
Energy - 6.2%
Allis-Chalmers Energy, Inc. 8.5% 3/1/17	2,140	2,092
Bristow Group, Inc. 7.5% 9/15/17 (g)	7,330	7,477
Chaparral Energy, Inc.:
8.5% 12/1/15	4,490	4,176
8.875% 2/1/17 (g)	3,650	3,404
Chesapeake Energy Corp. 6.5% 8/15/17	8,900	8,611
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	830	853
7.75% 5/15/17	1,760	1,813
Complete Production Services, Inc. 8% 12/15/16	8,260	7,992
Denbury Resources, Inc. 7.5% 12/15/15	10,000	10,175
El Paso Corp. 6.95% 6/1/28	15,800	14,773
El Paso Energy Corp. 7.75% 1/15/32	1,970	1,979
Energy Partners Ltd.:
9.75% 4/15/14 (g)	6,000	5,903
10.3675% 4/15/13 (g)(h)	7,215	7,287
Energy XXI Gulf Coast, Inc. 10% 6/15/13	14,380	13,949
Forest Oil Corp. 7.25% 6/15/19 (g)	11,935	11,965
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (g)	5,190	5,125
9% 6/1/16 (g)	6,640	6,839
Inergy LP/Inergy Finance Corp. 8.25% 3/1/16	3,260	3,399
Mariner Energy, Inc. 8% 5/15/17	2,620	2,574
OPTI Canada, Inc. 8.25% 12/15/14 (g)	7,120	7,129
Petrohawk Energy Corp. 9.125% 7/15/13	19,920	21,141
Plains Exploration & Production Co. 7.75% 6/15/15	22,700	22,587
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Pogo Producing Co.:
6.625% 3/15/15	$ 5,205	$ 5,257
7.875% 5/1/13	4,790	4,850
Stone Energy Corp.:
6.75% 12/15/14	12,105	11,197
8.25% 12/15/11	5,295	5,269
Venoco, Inc. 8.75% 12/15/11	3,670	3,688
W&T Offshore, Inc. 8.25% 6/15/14 (g)	9,070	8,798
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	6,820	7,042
		217,344
Entertainment/Film - 0.4%
Cinemark, Inc. 0% 3/15/14 (d)	7,430	7,021
Livent, Inc. yankee 9.375% 10/15/04 (k)	11,100	111
Marquee Holdings, Inc. 0% 8/15/14 (d)	6,990	5,942
		13,074
Environmental - 1.1%
Allied Waste North America, Inc.:
7.25% 3/15/15	17,340	17,470
7.375% 4/15/14	21,790	21,790
		39,260
Food and Drug Retail - 1.3%
Ahold Finance USA, Inc. 8.25% 7/15/10	14,385	15,308
Albertsons, Inc. 8% 5/1/31	20,200	21,060
Nutritional Sourcing Corp. 10.125% 8/1/09	7,424	3,712
SUPERVALU, Inc. 7.5% 11/15/14	7,095	7,290
		47,370
Food/Beverage/Tobacco - 0.1%
AmeriQual Group LLC/AmeriQual Finance Corp. 9.5% 4/1/12 (g)	3,000	2,490
Pierre Foods, Inc. 9.875% 7/15/12	2,240	1,837
		4,327
Gaming - 1.6%
Downstream Development Authority 12% 10/15/15 (g)	8,750	8,444
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (g)	4,590	4,280
Indianapolis Downs LLC & Capital Corp. 11% 11/1/12 (g)	3,650	3,687
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
MGM Mirage, Inc.:
6.625% 7/15/15	$ 7,380	$ 6,974
6.875% 4/1/16	1,155	1,100
7.5% 6/1/16	12,830	12,718
7.625% 1/15/17	5,360	5,360
MTR Gaming Group, Inc. 9% 6/1/12	1,810	1,792
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (g)	2,960	2,986
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (d)	2,990	2,183
9% 1/15/12	1,360	1,278
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	6,680	6,546
		57,348
Healthcare - 4.0%
Cardinal Health, Inc. 9.5% 4/15/15 pay-in-kind (g)	7,080	6,797
Community Health Systems, Inc. 8.875% 7/15/15 (g)	27,240	27,581
CRC Health Group, Inc. 10.75% 2/1/16	3,340	3,540
DaVita, Inc. 7.25% 3/15/15	6,105	6,166
HCA, Inc. 6.375% 1/15/15	4,730	4,021
Multiplan, Inc. 10.375% 4/15/16 (g)	3,660	3,733
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 11.75% 11/15/14	20,745	19,915
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	9,190	9,695
Tenet Healthcare Corp.:
6.5% 6/1/12	11,360	9,628
7.375% 2/1/13	28,785	24,467
9.25% 2/1/15	11,960	10,555
9.875% 7/1/14	11,290	10,274
US Oncology Holdings, Inc. 10.0094% 3/15/12 pay-in-kind (g)(h)	3,875	3,410
Viant Holdings, Inc. 10.125% 7/15/17 (g)	1,978	1,859
		141,641
Homebuilding/Real Estate - 0.6%
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	2,910	2,212
6.25% 1/15/16	8,755	6,873
6.375% 12/15/14	1,535	1,190
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
Standard Pacific Corp.:
6.25% 4/1/14	$ 2,165	$ 1,597
7% 8/15/15	10,430	7,614
7.75% 3/15/13	1,660	1,253
		20,739
Insurance - 1.2%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,794
7.25% 3/15/28	17,830	18,390
Unum Group 7.375% 6/15/32	9,190	9,527
UnumProvident Corp. 6.75% 12/15/28	11,350	10,726
USI Holdings Corp. 9.75% 5/15/15 (g)	1,550	1,387
		43,824
Leisure - 2.6%
Festival Fun Parks LLC 10.875% 4/15/14	2,470	2,501
Six Flags, Inc.:
8.875% 2/1/10	1,355	1,159
9.625% 6/1/14	73,815	57,945
9.75% 4/15/13	37,380	30,278
		91,883
Metals/Mining - 2.6%
Drummond Co., Inc. 7.375% 2/15/16 (g)	9,205	8,653
FMG Finance Property Ltd. 10.625% 9/1/16 (g)	13,835	16,360
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	7,390	8,000
8.375% 4/1/17	21,580	23,630
8.3944% 4/1/15 (h)	5,000	5,175
Massey Energy Co. 6.875% 12/15/13	10,720	10,130
Novelis, Inc. 7.25% 2/15/15	10,000	9,575
PNA Group, Inc. 10.75% 9/1/16	6,790	6,909
Ryerson Tull, Inc. 12% 11/1/15 (g)	2,880	2,945
Tube City IMS Corp. 9.75% 2/1/15	670	660
		92,037
Paper - 0.6%
Georgia-Pacific Corp. 7.7% 6/15/15	10,645	10,485
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Paper - continued
Jefferson Smurfit Corp. U.S.:
7.5% 6/1/13	$ 6,960	$ 6,751
8.25% 10/1/12	5,000	4,988
		22,224
Publishing/Printing - 2.0%
Cadmus Communications Corp. 8.375% 6/15/14	3,260	3,081
Cenveo Corp. 7.875% 12/1/13	3,240	3,038
The Reader's Digest Association, Inc. 9% 2/15/17 (g)	5,480	4,877
TL Acquisitions, Inc.:
0% 7/15/15 (d)(g)	20,040	16,232
10.5% 1/15/15 (g)	23,450	23,216
Valassis Communications, Inc. 8.25% 3/1/15	19,845	16,670
Vertis, Inc. 13.5% 12/7/09 (g)	6,990	4,753
		71,867
Restaurants - 0.7%
OSI Restaurant Partners, Inc. 10% 6/15/15 (g)	20,000	17,100
Uno Restaurant Corp. 10% 2/15/11 (g)	8,670	6,936
		24,036
Services - 1.8%
ARAMARK Corp. 8.5% 2/1/15	10,870	11,033
Ashtead Capital, Inc. 9% 8/15/16 (g)	5,960	5,781
Ashtead Holdings PLC 8.625% 8/1/15 (g)	2,500	2,375
Cardtronics, Inc. 9.25% 8/15/13 (g)	7,250	6,996
Cornell Companies, Inc. 10.75% 7/1/12	7,345	7,859
Deluxe Corp.:
5% 12/15/12	7,295	6,420
5.125% 10/1/14	3,645	3,107
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16	4,020	4,211
Language Line, Inc. 11.125% 6/15/12	4,610	4,962
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	6,460	6,080
Rental Service Corp. 9.5% 12/1/14	5,720	5,491
		64,315
Shipping - 0.9%
Britannia Bulk PLC 11% 12/1/11	10,905	11,450
Navios Maritime Holdings, Inc. 9.5% 12/15/14	8,730	9,254
Ship Finance International Ltd. 8.5% 12/15/13	11,965	12,234
		32,938
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Specialty Retailing - 2.6%
Claire's Stores, Inc. 10.5% 6/1/17 (g)	$ 3,615	$ 2,747
General Nutrition Centers, Inc. 10.0094% 3/15/14 (h)	14,050	13,523
Michaels Stores, Inc. 11.375% 11/1/16	23,645	23,586
Sally Holdings LLC 10.5% 11/15/16	22,275	22,219
VWR Funding, Inc. 10.25% 7/15/15 (g)	30,000	29,475
		91,550
Super Retail - 1.7%
NBC Acquisition Corp. 0% 3/15/13 (d)	12,830	11,547
The Bon-Ton Department Stores, Inc. 10.25% 3/15/14	17,750	15,975
Toys 'R' US, Inc.:
7.625% 8/1/11	7,035	6,367
7.875% 4/15/13	28,540	24,544
		58,433
Technology - 4.5%
Activant Solutions, Inc. 9.5% 5/1/16	2,310	2,119
Advanced Micro Devices, Inc. 7.75% 11/1/12	9,075	8,406
Avago Technologies Finance Ltd.:
10.125% 12/1/13	19,280	20,822
11.875% 12/1/15	10,280	11,514
Ceridian Corp. 11.25% 11/15/15 (g)	7,320	7,247
Freescale Semiconductor, Inc. 10.125% 12/15/16	27,795	25,191
Intcomex, Inc. 11.75% 1/15/11	6,260	6,448
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 8.9444% 12/15/11 (h)	3,840	3,360
Nortel Networks Corp.:
10.125% 7/15/13 (g)	6,370	6,497
10.75% 7/15/16 (g)	6,630	6,895
NXP BV:
7.875% 10/15/14	7,310	7,155
9.5% 10/15/15	24,980	23,512
Open Solutions, Inc. 9.75% 2/1/15 (g)	1,550	1,469
SS&C Technologies, Inc. 11.75% 12/1/13	9,920	10,614
SunGard Data Systems, Inc. 10.25% 8/15/15	5,555	5,805
Viasystems, Inc. 10.5% 1/15/11	12,680	12,807
		159,861
Telecommunications - 6.0%
Broadview Networks Holdings, Inc. 11.375% 9/1/12 (g)	8,660	9,180
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	$ 5,000	$ 5,325
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	6,680	6,814
Cincinnati Bell, Inc. 8.375% 1/15/14	3,095	3,095
Citizens Communications Co. 7.875% 1/15/27	6,970	6,883
Cricket Communications, Inc. 9.375% 11/1/14	6,920	6,885
Digicel Group Ltd. 8.875% 1/15/15 (g)	19,270	17,825
Intelsat Ltd.:
6.5% 11/1/13	56,412	44,283
7.625% 4/15/12	31,775	27,644
11.25% 6/15/16	27,225	29,267
Level 3 Financing, Inc. 12.25% 3/15/13	6,100	6,504
MetroPCS Wireless, Inc. 9.25% 11/1/14 (g)	13,840	13,771
Qwest Capital Funding, Inc. 7.75% 2/15/31	14,425	13,127
U.S. West Communications 6.875% 9/15/33	15,000	14,138
Windstream Corp. 8.625% 8/1/16	7,030	7,540
		212,281
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 8.7841% 12/15/14 (g)(h)	9,940	9,990
TOTAL NONCONVERTIBLE BONDS		2,430,618
TOTAL CORPORATE BONDS (Cost $2,494,647)		2,452,362
Common Stocks - 18.1%
	Shares
Air Transportation - 1.8%
Delta Air Lines, Inc. (a)	2,575,847	53,578
Northwest Airlines Corp. (a)	449,462	8,338
		61,916
Auto Parts Distribution - 0.0%
IdleAire Technologies Corp. warrants 12/15/15 (a)(g)	16,350	16
Broadcasting - 0.0%
Gray Television, Inc.	134,070	1,268
Common Stocks - continued
	Shares	Value (000s)
Building Materials - 0.5%
Armstrong World Industries, Inc. (a)	72,089	$ 2,956
Owens Corning (a)	630,222	14,564
		17,520
Cable TV - 0.1%
Charter Communications, Inc. Class A (a)(e)	2,032,900	4,208
Virgin Media, Inc. warrants 1/10/11 (a)	3	0
		4,208
Chemicals - 0.4%
Celanese Corp. Class A	300,000	12,588
Consumer Products - 1.3%
Revlon, Inc. Class A (sub. vtg.) (a)(f)	41,158,562	47,332
Containers - 0.2%
Anchor Glass Container Corp. (a)	172,857	6,914
Pliant Corp. (a)	2,041	0
Trivest 1992 Special Fund Ltd. (i)	3,037,732	0
		6,914
Diversified Media - 0.1%
Virgin Media, Inc.	181,530	4,014
Electric Utilities - 1.4%
AES Corp. (a)	1,392,509	29,814
Mirant Corp. (a)	435,642	18,454
		48,268
Energy - 1.3%
Chesapeake Energy Corp. (e)	850,000	33,558
El Paso Corp.	750,900	13,261
		46,819
Healthcare - 1.8%
DaVita, Inc. (a)	906,946	59,124
Service Corp. International	272,300	3,940
		63,064
Leisure - 0.0%
Six Flags, Inc. (a)	343,900	1,114
Metals/Mining - 1.1%
Alpha Natural Resources, Inc. (a)	1,198,900	32,898
Peabody Energy Corp.	87,000	4,850
		37,748
Publishing/Printing - 0.8%
Cenveo, Inc. (a)	1,235,258	27,892
Common Stocks - continued
	Shares	Value (000s)
Shipping - 2.6%
Frontline Ltd. (NY Shares) (e)	100,000	$ 4,540
Overseas Shipholding Group, Inc.	409,900	30,497
Ship Finance International Ltd. (NY Shares)	511,328	14,000
Teekay Corp.	765,000	42,802
		91,839
Technology - 2.3%
Advanced Micro Devices, Inc. (a)	300,000	3,924
Amkor Technology, Inc. (a)	3,200,000	36,256
Flextronics International Ltd. (a)	2,665,000	32,806
Viasystems Group, Inc. (i)	1,026,780	9,344
		82,330
Telecommunications - 2.4%
ICO Global Communications Holdings Ltd. Class A (a)	43,772	190
McLeodUSA, Inc. (a)	4,914,174	73,036
One Communications (a)(i)	925,628	12,033
		85,259
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(i)	42,253	254
Pillowtex Corp. (a)	490,256	0
		254
TOTAL COMMON STOCKS (Cost $497,712)		640,363
Preferred Stocks - 3.6%

Convertible Preferred Stocks - 3.2%
Energy - 2.8%
El Paso Corp. 4.99%	49,100	71,709
EXCO Resources, Inc. Series A1:
11.00% (i)	2,173	21,914
7.00% (i)	527	5,315
		98,938
Metals/Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	89,300	15,240
TOTAL CONVERTIBLE PREFERRED STOCKS		114,178
Nonconvertible Preferred Stocks - 0.4%
Broadcasting - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	3,671	3,873
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
Containers - 0.3%
Pliant Corp. Series AA 13.00%	18,036	$ 8,116
TOTAL NONCONVERTIBLE PREFERRED STOCKS		11,989
TOTAL PREFERRED STOCKS (Cost $113,604)		126,167
Floating Rate Loans - 2.4%
	Principal Amount (000s)
Aerospace - 0.0%
DeCrane Aircraft Holdings, Inc. Tranche 2LN, term loan 12.2438% 2/21/14 (h)	$ 250	245
McKechnie Aerospace Holdings Ltd. Tranche 2LN, term loan 10.2% 5/11/15 pay-in-kind (h)	130	125
		370
Air Transportation - 0.0%
Delta Air Lines, Inc. Tranche 2LN, term loan 8.0819% 4/30/14 (h)	1,097	1,075
Auto Parts Distribution - 0.1%
Delphi Corp. term loan 7.875% 12/31/07 (h)	3,920	3,920
Automotive - 0.8%
AM General LLC term loan 11.26% 4/17/12 (h)	7,670	7,641
Ford Motor Co. term loan 8.7% 12/15/13 (h)	20,723	19,946
		27,587
Broadcasting - 0.2%
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2042% 9/29/14 (h)	7,302	6,919
Tranche DD 1LN, term loan 0% 9/29/14 (h)(j)	128	121
		7,040
Building Materials - 0.1%
Masonite International Corp. term loan 7.36% 4/5/13 (h)	2,548	2,388
Diversified Financial Services - 0.1%
AX Acquisition Corp. Tranche B1, term loan 8.875% 8/15/14 (h)	2,890	2,832
Diversified Media - 0.0%
Advanstar, Inc. Tranche 2LN, term loan 10.1981% 11/30/14 (h)	710	669
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Energy - 0.5%
Antero Resources Corp. Tranche 2LN, term loan 9.7% 4/12/14 (h)	$ 7,670	$ 7,517
Sandridge Energy, Inc. term loan 8.625% 4/1/15 (h)	7,950	7,851
Venoco, Inc. Tranche 2LN, term loan 9.125% 5/7/14 (h)	760	752
		16,120
Paper - 0.2%
White Birch Paper Co.:
Tranche 1LN, term loan 7.95% 5/8/14 (h)	2,900	2,030
Tranche 2LN, term loan 10% 11/8/14 (h)	8,620	6,034
		8,064
Services - 0.0%
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 11.3375% 2/7/15 (h)	1,175	1,134
Technology - 0.2%
Freescale Semiconductor, Inc. term loan 7.33% 12/1/13 (h)	7,342	7,011
Telecommunications - 0.2%
Paetec Communications, Inc. Tranche B, term loan 7.2525% 2/28/13 (h)	548	541
Wind Telecomunicazioni SpA term loan 12.4488% 12/12/11 pay-in-kind (h)	6,613	6,616
		7,157
TOTAL FLOATING RATE LOANS (Cost $89,389)		85,367
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	237,848,516	237,849
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	11,660,575	11,661
TOTAL MONEY MARKET FUNDS (Cost $249,510)		249,510
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 4.54%, dated 10/31/07 due 11/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $5,290)	$ 5,291	$ 5,290
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,450,152)		3,559,059
NET OTHER ASSETS - (0.5)%		(18,475)
NET ASSETS - 100%		$ 3,540,584
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $528,100,000 or 14.9% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $60,090,000 or 1.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
EXCO Resources, Inc. Series A1, 11.00%	3/28/07	$ 21,730
EXCO Resources, Inc. Series A1, 7.00%	3/28/07	$ 5,270
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 2/14/07	$ 10,783
One Communications	11/18/04 - 6/29/06	$ 4,418
Trivest 1992 Special Fund Ltd.	7/30/92	$ 763
Viasystems Group, Inc.	2/13/04	$ 20,664

(j) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $128,000 and $121,000, respectively. The coupon rate will be determined at time of settlement.

(k) Non-income producing - issuer is in default.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$5,290,000 due 11/01/07 at 4.54%
Banc of America Securities LLC	$ 3,004
Lehman Brothers, Inc.	2,286
$ 5,290
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,063
Fidelity Securities Lending Cash Central Fund	239
Total	$ 9,302
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.3%
Bermuda	4.1%
Netherlands	1.9%
Marshall Islands	1.5%
Canada	1.0%
Others (individually less than 1%)	2.2%
100.0%
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Revlon, Inc. Class A (sub. vtg.)	$ 44,476	$ 8,104	$ -	$ -	$ 47,332
Income Tax Information
At October 31, 2007, the fund had a capital loss carryforward of approximately $783,170,000 of which $304,252,000 and $478,918,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $11,733 and repurchase agreements of $5,290) - See accompanying schedule: Unaffiliated issuers (cost $3,122,065)	$ 3,262,217
Fidelity Central Funds (cost $249,510)	249,510
Other affiliated issuers (cost $78,577)	47,332
Total Investments (cost $3,450,152)		$ 3,559,059
Cash		1
Receivable for investments sold		3,222
Receivable for fund shares sold		9,769
Dividends receivable		163
Interest receivable		58,618
Distributions receivable from Fidelity Central Funds		931
Prepaid expenses		1
Other receivables		76
Total assets		3,631,840

Liabilities
Payable for investments purchased	$ 66,418
Payable for fund shares redeemed	6,562
Distributions payable	3,528
Accrued management fee	1,637
Distribution fees payable	707
Other affiliated payables	594
Other payables and accrued expenses	149
Collateral on securities loaned, at value	11,661
Total liabilities		91,256

Net Assets		$ 3,540,584
Net Assets consist of:
Paid in capital		$ 4,187,448
Undistributed net investment income		28,057
Accumulated undistributed net realized gain (loss) on investments		(783,828)
Net unrealized appreciation (depreciation) on investments		108,907
Net Assets		$ 3,540,584

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($822,987 ÷ 76,916 shares)	$ 10.70

Maximum offering price per share (100/96.00 of $10.70)	$ 11.15
Class T: Net Asset Value and redemption price per share ($1,137,592 ÷ 105,944 shares)	$ 10.74

Maximum offering price per share (100/96.00 of $10.74)	$ 11.19
Class B: Net Asset Value and offering price per share ($141,172 ÷ 13,254 shares)A	$ 10.65

Class C: Net Asset Value and offering price per share ($236,670 ÷ 22,145 shares)A	$ 10.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,202,163 ÷ 116,863 shares)	$ 10.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007

Investment Income
Dividends		$ 9,271
Interest		212,606
Income from Fidelity Central Funds		9,302
Total income		231,179

Expenses
Management fee	$ 17,758
Transfer agent fees	5,698
Distribution fees	8,172
Accounting and security lending fees	1,024
Custodian fees and expenses	44
Independent trustees' compensation	11
Registration fees	193
Audit	86
Legal	59
Miscellaneous	22
Total expenses before reductions	33,067
Expense reductions	(69)	32,998
Net investment income		198,181
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		93,855
Change in net unrealized appreciation (depreciation) on investment securities		71,047
Net gain (loss)		164,902
Net increase (decrease) in net assets resulting from operations		$ 363,083

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 198,181	$ 166,022
Net realized gain (loss)	93,855	68,572
Change in net unrealized appreciation (depreciation)	71,047	56,134
Net increase (decrease) in net assets resulting from operations	363,083	290,728
Distributions to shareholders from net investment income	(207,828)	(158,973)
Distributions to shareholders from net realized gain	-	(7,252)
Total distributions	(207,828)	(166,225)
Share transactions - net increase (decrease)	707,546	279,191
Redemption fees	606	336
Total increase (decrease) in net assets	863,407	404,030

Net Assets
Beginning of period	2,677,177	2,273,147
End of period (including undistributed net investment income of $28,057 and undistributed net investment income of $26,832, respectively)	$ 3,540,584	$ 2,677,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 9.60	$ 9.64	$ 9.50	$ 6.40
Income from Investment Operations
Net investment income C	.677	.673	.695	.797	.873
Net realized and unrealized gain (loss)	.629	.500	.134	.307	2.875
Total from investment operations	1.306	1.173	.829	1.104	3.748
Distributions from net investment income	(.708)	(.644)	(.871)	(.966)	(.648)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.708)	(.674)	(.871)	(.966)	(.648)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.70	$ 10.10	$ 9.60	$ 9.64	$ 9.50
Total Return A, B	13.22%	12.62%	8.71%	12.23%	60.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	.98%	1.00%	.98%	.99%
Expenses net of fee waivers, if any	1.02%	.98%	1.00%	.98%	.99%
Expenses net of all reductions	1.02%	.98%	.99%	.98%	.99%
Net investment income	6.36%	6.83%	7.08%	8.38%	10.45%
Supplemental Data
Net assets, end of period (in millions)	$ 823	$ 583	$ 424	$ 297	$ 307
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 9.63	$ 9.67	$ 9.52	$ 6.42
Income from Investment Operations
Net investment income C	.680	.670	.693	.793	.859
Net realized and unrealized gain (loss)	.626	.507	.129	.315	2.883
Total from investment operations	1.306	1.177	.822	1.108	3.742
Distributions from net investment income	(.708)	(.638)	(.864)	(.960)	(.642)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.708)	(.668)	(.864)	(.960)	(.642)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.74	$ 10.14	$ 9.63	$ 9.67	$ 9.52
Total Return A, B	13.16%	12.62%	8.61%	12.24%	60.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.04%	1.06%	1.06%	1.06%
Expenses net of fee waivers, if any	1.02%	1.04%	1.06%	1.06%	1.06%
Expenses net of all reductions	1.02%	1.04%	1.06%	1.06%	1.06%
Net investment income	6.36%	6.77%	7.02%	8.30%	10.38%
Supplemental Data
Net assets, end of period (in millions)	$ 1,138	$ 1,083	$ 1,003	$ 1,245	$ 1,398
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.06	$ 9.56	$ 9.61	$ 9.47	$ 6.38
Income from Investment Operations
Net investment income C	.599	.597	.622	.723	.802
Net realized and unrealized gain (loss)	.621	.501	.123	.310	2.873
Total from investment operations	1.220	1.098	.745	1.033	3.675
Distributions from net investment income	(.632)	(.569)	(.797)	(.895)	(.585)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.632)	(.599)	(.797)	(.895)	(.585)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.65	$ 10.06	$ 9.56	$ 9.61	$ 9.47
Total Return A, B	12.36%	11.82%	7.82%	11.44%	59.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.74%	1.75%	1.74%	1.75%
Expenses net of fee waivers, if any	1.74%	1.74%	1.74%	1.74%	1.75%
Expenses net of all reductions	1.74%	1.74%	1.74%	1.74%	1.75%
Net investment income	5.64%	6.06%	6.33%	7.62%	9.69%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 202	$ 313	$ 498	$ 613
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.59	$ 9.63	$ 9.49	$ 6.40
Income from Investment Operations
Net investment income C	.595	.592	.615	.718	.801
Net realized and unrealized gain (loss)	.629	.500	.133	.309	2.868
Total from investment operations	1.224	1.092	.748	1.027	3.669
Distributions from net investment income	(.626)	(.563)	(.790)	(.889)	(.579)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.626)	(.593)	(.790)	(.889)	(.579)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.69	$ 10.09	$ 9.59	$ 9.63	$ 9.49
Total Return A, B	12.37%	11.72%	7.83%	11.33%	59.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.80%	1.82%	1.81%	1.82%
Expenses net of fee waivers, if any	1.79%	1.80%	1.82%	1.81%	1.82%
Expenses net of all reductions	1.79%	1.80%	1.82%	1.81%	1.82%
Net investment income	5.59%	6.01%	6.26%	7.55%	9.62%
Supplemental Data
Net assets, end of period (in millions)	$ 237	$ 198	$ 182	$ 193	$ 219
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.28	$ 9.35	$ 9.24	$ 6.24
Income from Investment Operations
Net investment income B	.673	.665	.691	.786	.867
Net realized and unrealized gain (loss)	.607	.485	.125	.305	2.796
Total from investment operations	1.280	1.150	.816	1.091	3.663
Distributions from net investment income	(.732)	(.661)	(.888)	(.983)	(.663)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.732)	(.691)	(.888)	(.983)	(.663)
Redemption fees added to paid in capital B	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.29	$ 9.74	$ 9.28	$ 9.35	$ 9.24
Total Return A	13.46%	12.83%	8.85%	12.46%	60.82%
Ratios to Average Net AssetsC, E
Expenses before reductions	.80%	.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.81%	.81%	.83%	.82%
Expenses net of all reductions	.80%	.81%	.81%	.83%	.82%
Net investment income	6.58%	6.99%	7.26%	8.53%	10.62%
Supplemental Data
Net assets, end of period (in millions)	$ 1,202	$ 610	$ 351	$ 245	$ 218
Portfolio turnover rateD	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's(FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 293,538
Unrealized depreciation	(171,611)
Net unrealized appreciation (depreciation)	121,927
Undistributed ordinary income	14,460
Capital loss carryforward	(783,170)

Cost for federal income tax purposes	$ 3,437,132

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 207,828	$ 166,225

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,589,619 and $1,025,746, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,481	$ 90
Class T	0%	.25%	2,891	81
Class B	.65%	.25%	1,555	1,125
Class C	.75%	.25%	2,245	452
			$ 8,172	$ 1,748

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares (4.75% for Class A and 3.50% for Class T shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 214
Class T	70
Class B*	327
Class C*	39
$ 650

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,391.20
Class T	1,841.16
Class B	391.23
Class C	396.18
Institutional Class	1,679.19
	$ 5,698

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $239.

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 13
Class T	6
Class B	1
Class C	2
Institutional Class	22
$ 44

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 45,931	$ 32,695
Class T	76,325	67,200
Class B	10,472	15,265
Class C	13,114	10,986
Institutional Class	61,986	32,827
Total	$ 207,828	$ 158,973

Annual Report

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended October 31,	2007	2006
From net realized gain
Class A	$ -	$ 1,358
Class T	-	3,190
Class B	-	948
Class C	-	578
Institutional Class	-	1,178
Total	$ -	$ 7,252

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	35,666	25,729	$ 381,108	$ 254,114
Reinvestment of distributions	3,136	2,397	33,324	23,672
Shares redeemed	(19,586)	(14,626)	(207,904)	(144,291)
Net increase (decrease)	19,216	13,500	$ 206,528	$ 133,495
Class T
Shares sold	29,143	29,261	$ 311,661	$ 288,708
Reinvestment of distributions	6,039	5,903	64,422	58,456
Shares redeemed	(36,101)	(32,456)	(384,890)	(320,819)
Net increase (decrease)	(919)	2,708	$ (8,807)	$ 26,345
Class B
Shares sold	3,367	3,183	$ 35,741	$ 31,241
Reinvestment of distributions	625	1,058	6,612	10,392
Shares redeemed	(10,830)	(16,913)	(114,797)	(166,272)
Net increase (decrease)	(6,838)	(12,672)	$ (72,444)	$ (124,639)
Class C
Shares sold	7,719	5,331	$ 82,581	$ 52,542
Reinvestment of distributions	751	715	7,975	7,048
Shares redeemed	(5,983)	(5,406)	(63,310)	(53,306)
Net increase (decrease)	2,487	640	$ 27,246	$ 6,284
Institutional Class
Shares sold	65,566	37,402	$ 670,968	$ 357,166
Reinvestment of distributions	5,410	3,242	55,342	30,912
Shares redeemed	(16,751)	(15,826)	(171,287)	(150,372)
Net increase (decrease)	54,225	24,818	$ 555,023	$ 237,706

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 24, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call fidelity at 1-877-208-0098.
Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Advisor High Income Advantage. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor High Income Advantage. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income Advantage. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income Advantage. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor High Income Advantage. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of .14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $149,015,599 of distributions paid during the period January 1, 2007 to October 31, 2007, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2006, the total expenses of Class C ranked equal to its competitive median for 2006, and the total expenses of Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

HY-UANN-1207
1.784750.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

High Income Advantage

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	13.46%	20.30%	7.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Advantage Fund - Institutional Class on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor High Income Advantage Fund

The high-yield bond market gained 6.96% as measured by the Merrill Lynch® U.S. High Yield Master II Constrained Index during the 12-month period ending October 31, 2007. In general, up until June corporate high-yield debt continued to be aided by a record-low default rate, solid earnings, stable long-term interest rates and improved balance sheets, as well as an increase in mergers and acquisitions (M&As) and leveraged buyout activity. However, as the subprime mortgage crisis gripped the credit markets in June and July, investors generally fled riskier debt in favor of higher-quality bonds. In response, the Merrill Lynch index fell nearly five percentage points during that two-month stretch. The junk bond market recovered quickly, though. A half-point interest rate cut by the Federal Reserve Board and the apparent willingness of underwriters to improve pricing and lower leverage on some M&A deals all contributed to the market's resilience in the final three months of the period, and the Merrill Lynch index recouped much of what it had lost in the June-July time frame.

For the 12 months ending October 31, 2007, the fund's Institutional Class shares returned 13.46%, solidly outperforming the Merrill Lynch index. The fund benefited from its holdings of common stocks, as equities outperformed high-yield bonds. The performance of the fund's high-yield bond allocation also topped that of the index. Strong security selection in air transportation, telecommunications, shipping and metals/mining contributed most. Less-favorable issue selection in leisure, consumer products and building materials detracted. Top contributors included stock and bond holdings of Delta Air Lines, as well as common stock holdings of telecommunication services provider McLeodUSA; chemical company Celanese; semiconductor packaging and testing company Amkor Technology; Bahamas-based Teekay Corp.; and coal producer Alpha Natural. Among the detractors were bond and stock positions in amusement park operator Six Flags; common stock holdings of cosmetic manufacturer Revlon; two out-of-benchmark positions - the stock of building materials manufacturer Owens Corning and bonds issued by truck-part manufacturer IdleAire Technologies - and equity and bond holdings of semiconductor manufacturer Advanced Micro Devices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,010.80	$ 5.32
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.35
Class T
Actual	$ 1,000.00	$ 1,010.90	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14
Class B
Actual	$ 1,000.00	$ 1,006.50	$ 8.75
HypotheticalA	$ 1,000.00	$ 1,016.48	$ 8.79
Class C
Actual	$ 1,000.00	$ 1,007.10	$ 8.95
HypotheticalA	$ 1,000.00	$ 1,016.28	$ 9.00
Institutional Class
Actual	$ 1,000.00	$ 1,011.70	$ 4.01
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 4.02

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.05%
Class T	1.01%
Class B	1.73%
Class C	1.77%
Institutional Class	.79%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Charter Communications Holdings I LLC/Charter Communications Holdings I Cap Corp.	3.9	4.3
General Motors Corp.	3.8	2.0
Ford Motor Credit Co. LLC	3.2	2.8
Intelsat Ltd.	2.8	2.8
El Paso Corp.	2.8	2.9
	16.5
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	10.8	10.5
Automotive	9.4	8.1
Telecommunications	8.9	8.4
Technology	7.0	6.9
Healthcare	5.8	6.7
Quality Diversification (% of fund's net assets)
As of October 31, 2007*	As of April 30, 2007**
AAA,AA,A 0.0%	AAA,AA,A 0.3%
BBB 0.6%	BBB 0.0%
BB 10.9%	BB 8.5%
B 27.0%	B 26.0%
CCC,CC,C 29.3%	CCC,CC,C 28.0%
D 0.7%	D 1.0%
Not Rated 3.2%	Not Rated 5.9%
Equities 21.7%	Equities 22.0%
Short-Term Investments and Net Other Assets 6.6%	Short-Term Investments and Net Other Assets 8.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2007*		As of April 30, 2007**
	Nonconvertible Bonds 68.7%		Nonconvertible Bonds 66.4%
	Convertible Bonds, Preferred Stocks 4.2%		Convertible Bonds, Preferred Stocks 4.1%
	Common Stocks 18.1%		Common Stocks 18.5%
	Floating Rate Loans 2.4%		Floating Rate Loans 2.7%
	Short-Term Investments and Net Other Assets 6.6%		Short-Term Investments and Net Other Assets 8.3%
* Foreign investments	10.7%	** Foreign investments	9.6%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Corporate Bonds - 69.3%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.6%
Air Transportation - 0.2%
UAL Corp. 4.5% 6/30/21 (g)	$ 5,200	$ 7,924
Broadcasting - 0.1%
Charter Communications, Inc. 6.5% 10/1/27	2,964	2,590
Telecommunications - 0.3%
ICO North America, Inc. 7.5% 8/15/09 (i)	10,695	11,230
TOTAL CONVERTIBLE BONDS		21,744
Nonconvertible Bonds - 68.7%
Aerospace - 0.2%
Alion Science & Technology Corp. 10.25% 2/1/15	1,430	1,330
Orbimage Holdings, Inc. 14.88% 7/1/12 (h)	3,710	4,044
		5,374
Air Transportation - 0.9%
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19	11,607	10,852
10.18% 1/2/13	5,040	4,939
Continental Airlines, Inc. 7.339% 4/19/14	2,480	2,331
Continental Airlines, Inc.:
6.903% 4/19/22	1,480	1,376
8.705% 6/2/13 (h)	7,330	7,110
Delta Air Lines, Inc.:
8% 12/15/07 (a)(g)	10,571	687
10% 8/15/08 (a)	29,000	1,885
Delta Air Lines, Inc. pass thru trust certificates 7.779% 1/2/12	1,429	1,410
Northwest Airlines Corp. 10% 2/1/09 (a)	1,524	61
Northwest Airlines, Inc.:
7.875% 3/15/08 (a)	7,755	349
9.875% 3/15/07 (a)	6,255	250
		31,250
Auto Parts Distribution - 0.6%
Allison Transmission, Inc.:
11% 11/1/15 (g)	5,120	5,222
11.25% 11/1/15 pay-in-kind (g)	7,320	7,247
IdleAire Technologies Corp. 0% 12/15/12 (d)	16,350	9,320
		21,789
Automotive - 8.6%
Accuride Corp. 8.5% 2/1/15	4,780	4,481
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - continued
Ford Motor Credit Co. LLC:
7% 10/1/13	$ 46,900	$ 42,210
7.25% 10/25/11	1,335	1,242
7.375% 2/1/11	28,795	27,159
7.8% 6/1/12	27,200	25,466
8% 12/15/16	7,110	6,648
9.75% 9/15/10	9,074	9,029
General Motors Acceptance Corp.:
6.75% 12/1/14	21,705	19,263
6.875% 9/15/11	4,335	4,021
8% 11/1/31	27,070	24,904
General Motors Corp. 8.375% 7/15/33	149,020	134,854
Tenneco, Inc. 8.625% 11/15/14	2,870	2,927
United Components, Inc. 9.375% 6/15/13	2,225	2,270
		304,474
Broadcasting - 0.4%
Local TV Finance LLC 9.25% 6/15/15 pay-in-kind (g)	2,340	2,235
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (d)	10,005	9,930
Paxson Communications Corp. 11.4925% 1/15/13 (g)(h)	3,255	3,288
		15,453
Building Materials - 1.8%
Goodman Global Holdings, Inc. 7.875% 12/15/12	13,870	14,633
Masonite Corp. 11% 4/6/15	39,708	33,553
NTK Holdings, Inc. 0% 3/1/14 (d)	17,240	11,292
U.S. Concrete, Inc. 8.375% 4/1/14	2,940	2,675
		62,153
Cable TV - 4.5%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15	129,339	125,614
11% 10/1/15	10,460	10,186
CSC Holdings, Inc. 6.75% 4/15/12	22,870	22,070
		157,870
Capital Goods - 1.9%
Actuant Corp. 6.875% 6/15/17 (g)	9,080	9,012
Baldor Electric Co. 8.625% 2/15/17	2,250	2,346
Belden, Inc. 7% 3/15/17	6,290	6,259
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Capital Goods - continued
Mueller Water Products, Inc. 7.375% 6/1/17	$ 14,360	$ 13,355
Park-Ohio Industries, Inc. 8.375% 11/15/14	20,525	19,088
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	1,440	1,469
9.5% 8/1/14	2,040	2,132
Thermadyne Holdings Corp. 9.25% 2/1/14	5,710	5,567
Titan International, Inc. 8% 1/15/12	6,970	6,970
		66,198
Chemicals - 1.5%
Georgia Gulf Corp. 9.5% 10/15/14	15,655	13,620
Huntsman LLC 11.625% 10/15/10	5,972	6,315
Lyondell Chemical Co. 8.25% 9/15/16	7,370	8,411
MacDermid, Inc. 9.5% 4/15/17 (g)	900	871
Momentive Performance Materials, Inc. 10.125% 12/1/14 pay-in-kind (g)	5,855	5,592
Phibro Animal Health Corp.:
10% 8/1/13 (g)	3,380	3,465
13% 8/1/14 (g)	6,760	6,895
Reichhold Industries, Inc. 9% 8/15/14 (g)	6,790	6,892
Sterling Chemicals, Inc. 10.25% 4/1/15 (g)	705	723
		52,784
Consumer Products - 0.1%
Simmons Bedding Co. 0% 12/15/14 (d)	5,215	4,211
Containers - 0.4%
Graham Packaging Co. LP/GPC Capital Corp. 9.875% 10/15/14	14,530	14,276
Diversified Financial Services - 0.7%
Cardtronics, Inc. 9.25% 8/15/13	2,840	2,741
Nuveen Investments, Inc. 10.5% 11/15/15 (g)	10,450	10,450
Residential Capital Corp.:
7.5% 4/17/13	4,535	3,311
7.875% 6/30/15	6,080	4,438
8.0444% 4/17/09 (g)(h)	715	429
Triad Acquisition Corp. 11.125% 5/1/13	4,170	3,482
		24,851
Diversified Media - 0.4%
Affinion Group, Inc. 11.5% 10/15/15	6,715	7,000
Nielsen Finance LLC/Nielsen Finance Co. 0% 8/1/16 (d)	10,235	7,395
		14,395
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - 3.9%
Calpine Corp.:
8.5% 7/15/10 (g)	$ 16,320	$ 17,462
8.75% 7/15/13 (g)	5,865	6,334
Edison Mission Energy 7.625% 5/15/27 (g)	18,110	17,272
Energy Future Holdings 10.875% 11/1/17 (g)	29,270	29,563
Intergen NV 9% 6/30/17 (g)	32,660	34,620
Mirant Americas Generation LLC:
8.5% 10/1/21	6,645	6,545
9.125% 5/1/31	9,625	9,625
Mirant North America LLC 7.375% 12/31/13	10,560	10,692
Reliant Energy, Inc. 7.875% 6/15/17	7,050	7,085
		139,198
Energy - 6.2%
Allis-Chalmers Energy, Inc. 8.5% 3/1/17	2,140	2,092
Bristow Group, Inc. 7.5% 9/15/17 (g)	7,330	7,477
Chaparral Energy, Inc.:
8.5% 12/1/15	4,490	4,176
8.875% 2/1/17 (g)	3,650	3,404
Chesapeake Energy Corp. 6.5% 8/15/17	8,900	8,611
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	830	853
7.75% 5/15/17	1,760	1,813
Complete Production Services, Inc. 8% 12/15/16	8,260	7,992
Denbury Resources, Inc. 7.5% 12/15/15	10,000	10,175
El Paso Corp. 6.95% 6/1/28	15,800	14,773
El Paso Energy Corp. 7.75% 1/15/32	1,970	1,979
Energy Partners Ltd.:
9.75% 4/15/14 (g)	6,000	5,903
10.3675% 4/15/13 (g)(h)	7,215	7,287
Energy XXI Gulf Coast, Inc. 10% 6/15/13	14,380	13,949
Forest Oil Corp. 7.25% 6/15/19 (g)	11,935	11,965
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (g)	5,190	5,125
9% 6/1/16 (g)	6,640	6,839
Inergy LP/Inergy Finance Corp. 8.25% 3/1/16	3,260	3,399
Mariner Energy, Inc. 8% 5/15/17	2,620	2,574
OPTI Canada, Inc. 8.25% 12/15/14 (g)	7,120	7,129
Petrohawk Energy Corp. 9.125% 7/15/13	19,920	21,141
Plains Exploration & Production Co. 7.75% 6/15/15	22,700	22,587
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Pogo Producing Co.:
6.625% 3/15/15	$ 5,205	$ 5,257
7.875% 5/1/13	4,790	4,850
Stone Energy Corp.:
6.75% 12/15/14	12,105	11,197
8.25% 12/15/11	5,295	5,269
Venoco, Inc. 8.75% 12/15/11	3,670	3,688
W&T Offshore, Inc. 8.25% 6/15/14 (g)	9,070	8,798
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	6,820	7,042
		217,344
Entertainment/Film - 0.4%
Cinemark, Inc. 0% 3/15/14 (d)	7,430	7,021
Livent, Inc. yankee 9.375% 10/15/04 (k)	11,100	111
Marquee Holdings, Inc. 0% 8/15/14 (d)	6,990	5,942
		13,074
Environmental - 1.1%
Allied Waste North America, Inc.:
7.25% 3/15/15	17,340	17,470
7.375% 4/15/14	21,790	21,790
		39,260
Food and Drug Retail - 1.3%
Ahold Finance USA, Inc. 8.25% 7/15/10	14,385	15,308
Albertsons, Inc. 8% 5/1/31	20,200	21,060
Nutritional Sourcing Corp. 10.125% 8/1/09	7,424	3,712
SUPERVALU, Inc. 7.5% 11/15/14	7,095	7,290
		47,370
Food/Beverage/Tobacco - 0.1%
AmeriQual Group LLC/AmeriQual Finance Corp. 9.5% 4/1/12 (g)	3,000	2,490
Pierre Foods, Inc. 9.875% 7/15/12	2,240	1,837
		4,327
Gaming - 1.6%
Downstream Development Authority 12% 10/15/15 (g)	8,750	8,444
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.25% 6/15/15 (g)	4,590	4,280
Indianapolis Downs LLC & Capital Corp. 11% 11/1/12 (g)	3,650	3,687
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
MGM Mirage, Inc.:
6.625% 7/15/15	$ 7,380	$ 6,974
6.875% 4/1/16	1,155	1,100
7.5% 6/1/16	12,830	12,718
7.625% 1/15/17	5,360	5,360
MTR Gaming Group, Inc. 9% 6/1/12	1,810	1,792
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (g)	2,960	2,986
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (d)	2,990	2,183
9% 1/15/12	1,360	1,278
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	6,680	6,546
		57,348
Healthcare - 4.0%
Cardinal Health, Inc. 9.5% 4/15/15 pay-in-kind (g)	7,080	6,797
Community Health Systems, Inc. 8.875% 7/15/15 (g)	27,240	27,581
CRC Health Group, Inc. 10.75% 2/1/16	3,340	3,540
DaVita, Inc. 7.25% 3/15/15	6,105	6,166
HCA, Inc. 6.375% 1/15/15	4,730	4,021
Multiplan, Inc. 10.375% 4/15/16 (g)	3,660	3,733
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 11.75% 11/15/14	20,745	19,915
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	9,190	9,695
Tenet Healthcare Corp.:
6.5% 6/1/12	11,360	9,628
7.375% 2/1/13	28,785	24,467
9.25% 2/1/15	11,960	10,555
9.875% 7/1/14	11,290	10,274
US Oncology Holdings, Inc. 10.0094% 3/15/12 pay-in-kind (g)(h)	3,875	3,410
Viant Holdings, Inc. 10.125% 7/15/17 (g)	1,978	1,859
		141,641
Homebuilding/Real Estate - 0.6%
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	2,910	2,212
6.25% 1/15/16	8,755	6,873
6.375% 12/15/14	1,535	1,190
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
Standard Pacific Corp.:
6.25% 4/1/14	$ 2,165	$ 1,597
7% 8/15/15	10,430	7,614
7.75% 3/15/13	1,660	1,253
		20,739
Insurance - 1.2%
Provident Companies, Inc.:
7% 7/15/18	3,650	3,794
7.25% 3/15/28	17,830	18,390
Unum Group 7.375% 6/15/32	9,190	9,527
UnumProvident Corp. 6.75% 12/15/28	11,350	10,726
USI Holdings Corp. 9.75% 5/15/15 (g)	1,550	1,387
		43,824
Leisure - 2.6%
Festival Fun Parks LLC 10.875% 4/15/14	2,470	2,501
Six Flags, Inc.:
8.875% 2/1/10	1,355	1,159
9.625% 6/1/14	73,815	57,945
9.75% 4/15/13	37,380	30,278
		91,883
Metals/Mining - 2.6%
Drummond Co., Inc. 7.375% 2/15/16 (g)	9,205	8,653
FMG Finance Property Ltd. 10.625% 9/1/16 (g)	13,835	16,360
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	7,390	8,000
8.375% 4/1/17	21,580	23,630
8.3944% 4/1/15 (h)	5,000	5,175
Massey Energy Co. 6.875% 12/15/13	10,720	10,130
Novelis, Inc. 7.25% 2/15/15	10,000	9,575
PNA Group, Inc. 10.75% 9/1/16	6,790	6,909
Ryerson Tull, Inc. 12% 11/1/15 (g)	2,880	2,945
Tube City IMS Corp. 9.75% 2/1/15	670	660
		92,037
Paper - 0.6%
Georgia-Pacific Corp. 7.7% 6/15/15	10,645	10,485
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Paper - continued
Jefferson Smurfit Corp. U.S.:
7.5% 6/1/13	$ 6,960	$ 6,751
8.25% 10/1/12	5,000	4,988
		22,224
Publishing/Printing - 2.0%
Cadmus Communications Corp. 8.375% 6/15/14	3,260	3,081
Cenveo Corp. 7.875% 12/1/13	3,240	3,038
The Reader's Digest Association, Inc. 9% 2/15/17 (g)	5,480	4,877
TL Acquisitions, Inc.:
0% 7/15/15 (d)(g)	20,040	16,232
10.5% 1/15/15 (g)	23,450	23,216
Valassis Communications, Inc. 8.25% 3/1/15	19,845	16,670
Vertis, Inc. 13.5% 12/7/09 (g)	6,990	4,753
		71,867
Restaurants - 0.7%
OSI Restaurant Partners, Inc. 10% 6/15/15 (g)	20,000	17,100
Uno Restaurant Corp. 10% 2/15/11 (g)	8,670	6,936
		24,036
Services - 1.8%
ARAMARK Corp. 8.5% 2/1/15	10,870	11,033
Ashtead Capital, Inc. 9% 8/15/16 (g)	5,960	5,781
Ashtead Holdings PLC 8.625% 8/1/15 (g)	2,500	2,375
Cardtronics, Inc. 9.25% 8/15/13 (g)	7,250	6,996
Cornell Companies, Inc. 10.75% 7/1/12	7,345	7,859
Deluxe Corp.:
5% 12/15/12	7,295	6,420
5.125% 10/1/14	3,645	3,107
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16	4,020	4,211
Language Line, Inc. 11.125% 6/15/12	4,610	4,962
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	6,460	6,080
Rental Service Corp. 9.5% 12/1/14	5,720	5,491
		64,315
Shipping - 0.9%
Britannia Bulk PLC 11% 12/1/11	10,905	11,450
Navios Maritime Holdings, Inc. 9.5% 12/15/14	8,730	9,254
Ship Finance International Ltd. 8.5% 12/15/13	11,965	12,234
		32,938
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Specialty Retailing - 2.6%
Claire's Stores, Inc. 10.5% 6/1/17 (g)	$ 3,615	$ 2,747
General Nutrition Centers, Inc. 10.0094% 3/15/14 (h)	14,050	13,523
Michaels Stores, Inc. 11.375% 11/1/16	23,645	23,586
Sally Holdings LLC 10.5% 11/15/16	22,275	22,219
VWR Funding, Inc. 10.25% 7/15/15 (g)	30,000	29,475
		91,550
Super Retail - 1.7%
NBC Acquisition Corp. 0% 3/15/13 (d)	12,830	11,547
The Bon-Ton Department Stores, Inc. 10.25% 3/15/14	17,750	15,975
Toys 'R' US, Inc.:
7.625% 8/1/11	7,035	6,367
7.875% 4/15/13	28,540	24,544
		58,433
Technology - 4.5%
Activant Solutions, Inc. 9.5% 5/1/16	2,310	2,119
Advanced Micro Devices, Inc. 7.75% 11/1/12	9,075	8,406
Avago Technologies Finance Ltd.:
10.125% 12/1/13	19,280	20,822
11.875% 12/1/15	10,280	11,514
Ceridian Corp. 11.25% 11/15/15 (g)	7,320	7,247
Freescale Semiconductor, Inc. 10.125% 12/15/16	27,795	25,191
Intcomex, Inc. 11.75% 1/15/11	6,260	6,448
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 8.9444% 12/15/11 (h)	3,840	3,360
Nortel Networks Corp.:
10.125% 7/15/13 (g)	6,370	6,497
10.75% 7/15/16 (g)	6,630	6,895
NXP BV:
7.875% 10/15/14	7,310	7,155
9.5% 10/15/15	24,980	23,512
Open Solutions, Inc. 9.75% 2/1/15 (g)	1,550	1,469
SS&C Technologies, Inc. 11.75% 12/1/13	9,920	10,614
SunGard Data Systems, Inc. 10.25% 8/15/15	5,555	5,805
Viasystems, Inc. 10.5% 1/15/11	12,680	12,807
		159,861
Telecommunications - 6.0%
Broadview Networks Holdings, Inc. 11.375% 9/1/12 (g)	8,660	9,180
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	$ 5,000	$ 5,325
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	6,680	6,814
Cincinnati Bell, Inc. 8.375% 1/15/14	3,095	3,095
Citizens Communications Co. 7.875% 1/15/27	6,970	6,883
Cricket Communications, Inc. 9.375% 11/1/14	6,920	6,885
Digicel Group Ltd. 8.875% 1/15/15 (g)	19,270	17,825
Intelsat Ltd.:
6.5% 11/1/13	56,412	44,283
7.625% 4/15/12	31,775	27,644
11.25% 6/15/16	27,225	29,267
Level 3 Financing, Inc. 12.25% 3/15/13	6,100	6,504
MetroPCS Wireless, Inc. 9.25% 11/1/14 (g)	13,840	13,771
Qwest Capital Funding, Inc. 7.75% 2/15/31	14,425	13,127
U.S. West Communications 6.875% 9/15/33	15,000	14,138
Windstream Corp. 8.625% 8/1/16	7,030	7,540
		212,281
Textiles & Apparel - 0.3%
Hanesbrands, Inc. 8.7841% 12/15/14 (g)(h)	9,940	9,990
TOTAL NONCONVERTIBLE BONDS		2,430,618
TOTAL CORPORATE BONDS (Cost $2,494,647)		2,452,362
Common Stocks - 18.1%
		Shares
Air Transportation - 1.8%
Delta Air Lines, Inc. (a)	2,575,847	53,578
Northwest Airlines Corp. (a)	449,462	8,338
		61,916
Auto Parts Distribution - 0.0%
IdleAire Technologies Corp. warrants 12/15/15 (a)(g)	16,350	16
Broadcasting - 0.0%
Gray Television, Inc.	134,070	1,268
Common Stocks - continued
	Shares	Value (000s)
Building Materials - 0.5%
Armstrong World Industries, Inc. (a)	72,089	$ 2,956
Owens Corning (a)	630,222	14,564
		17,520
Cable TV - 0.1%
Charter Communications, Inc. Class A (a)(e)	2,032,900	4,208
Virgin Media, Inc. warrants 1/10/11 (a)	3	0
		4,208
Chemicals - 0.4%
Celanese Corp. Class A	300,000	12,588
Consumer Products - 1.3%
Revlon, Inc. Class A (sub. vtg.) (a)(f)	41,158,562	47,332
Containers - 0.2%
Anchor Glass Container Corp. (a)	172,857	6,914
Pliant Corp. (a)	2,041	0
Trivest 1992 Special Fund Ltd. (i)	3,037,732	0
		6,914
Diversified Media - 0.1%
Virgin Media, Inc.	181,530	4,014
Electric Utilities - 1.4%
AES Corp. (a)	1,392,509	29,814
Mirant Corp. (a)	435,642	18,454
		48,268
Energy - 1.3%
Chesapeake Energy Corp. (e)	850,000	33,558
El Paso Corp.	750,900	13,261
		46,819
Healthcare - 1.8%
DaVita, Inc. (a)	906,946	59,124
Service Corp. International	272,300	3,940
		63,064
Leisure - 0.0%
Six Flags, Inc. (a)	343,900	1,114
Metals/Mining - 1.1%
Alpha Natural Resources, Inc. (a)	1,198,900	32,898
Peabody Energy Corp.	87,000	4,850
		37,748
Publishing/Printing - 0.8%
Cenveo, Inc. (a)	1,235,258	27,892
Common Stocks - continued
	Shares	Value (000s)
Shipping - 2.6%
Frontline Ltd. (NY Shares) (e)	100,000	$ 4,540
Overseas Shipholding Group, Inc.	409,900	30,497
Ship Finance International Ltd. (NY Shares)	511,328	14,000
Teekay Corp.	765,000	42,802
		91,839
Technology - 2.3%
Advanced Micro Devices, Inc. (a)	300,000	3,924
Amkor Technology, Inc. (a)	3,200,000	36,256
Flextronics International Ltd. (a)	2,665,000	32,806
Viasystems Group, Inc. (i)	1,026,780	9,344
		82,330
Telecommunications - 2.4%
ICO Global Communications Holdings Ltd. Class A (a)	43,772	190
McLeodUSA, Inc. (a)	4,914,174	73,036
One Communications (a)(i)	925,628	12,033
		85,259
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(i)	42,253	254
Pillowtex Corp. (a)	490,256	0
		254
TOTAL COMMON STOCKS (Cost $497,712)		640,363
Preferred Stocks - 3.6%

Convertible Preferred Stocks - 3.2%
Energy - 2.8%
El Paso Corp. 4.99%	49,100	71,709
EXCO Resources, Inc. Series A1:
11.00% (i)	2,173	21,914
7.00% (i)	527	5,315
		98,938
Metals/Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	89,300	15,240
TOTAL CONVERTIBLE PREFERRED STOCKS		114,178
Nonconvertible Preferred Stocks - 0.4%
Broadcasting - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%	3,671	3,873
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
Containers - 0.3%
Pliant Corp. Series AA 13.00%	18,036	$ 8,116
TOTAL NONCONVERTIBLE PREFERRED STOCKS		11,989
TOTAL PREFERRED STOCKS (Cost $113,604)		126,167
Floating Rate Loans - 2.4%
	Principal Amount (000s)
Aerospace - 0.0%
DeCrane Aircraft Holdings, Inc. Tranche 2LN, term loan 12.2438% 2/21/14 (h)	$ 250	245
McKechnie Aerospace Holdings Ltd. Tranche 2LN, term loan 10.2% 5/11/15 pay-in-kind (h)	130	125
		370
Air Transportation - 0.0%
Delta Air Lines, Inc. Tranche 2LN, term loan 8.0819% 4/30/14 (h)	1,097	1,075
Auto Parts Distribution - 0.1%
Delphi Corp. term loan 7.875% 12/31/07 (h)	3,920	3,920
Automotive - 0.8%
AM General LLC term loan 11.26% 4/17/12 (h)	7,670	7,641
Ford Motor Co. term loan 8.7% 12/15/13 (h)	20,723	19,946
		27,587
Broadcasting - 0.2%
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2042% 9/29/14 (h)	7,302	6,919
Tranche DD 1LN, term loan 0% 9/29/14 (h)(j)	128	121
		7,040
Building Materials - 0.1%
Masonite International Corp. term loan 7.36% 4/5/13 (h)	2,548	2,388
Diversified Financial Services - 0.1%
AX Acquisition Corp. Tranche B1, term loan 8.875% 8/15/14 (h)	2,890	2,832
Diversified Media - 0.0%
Advanstar, Inc. Tranche 2LN, term loan 10.1981% 11/30/14 (h)	710	669
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Energy - 0.5%
Antero Resources Corp. Tranche 2LN, term loan 9.7% 4/12/14 (h)	$ 7,670	$ 7,517
Sandridge Energy, Inc. term loan 8.625% 4/1/15 (h)	7,950	7,851
Venoco, Inc. Tranche 2LN, term loan 9.125% 5/7/14 (h)	760	752
		16,120
Paper - 0.2%
White Birch Paper Co.:
Tranche 1LN, term loan 7.95% 5/8/14 (h)	2,900	2,030
Tranche 2LN, term loan 10% 11/8/14 (h)	8,620	6,034
		8,064
Services - 0.0%
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 11.3375% 2/7/15 (h)	1,175	1,134
Technology - 0.2%
Freescale Semiconductor, Inc. term loan 7.33% 12/1/13 (h)	7,342	7,011
Telecommunications - 0.2%
Paetec Communications, Inc. Tranche B, term loan 7.2525% 2/28/13 (h)	548	541
Wind Telecomunicazioni SpA term loan 12.4488% 12/12/11 pay-in-kind (h)	6,613	6,616
		7,157
TOTAL FLOATING RATE LOANS (Cost $89,389)		85,367
Money Market Funds - 7.0%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	237,848,516	237,849
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	11,660,575	11,661
TOTAL MONEY MARKET FUNDS (Cost $249,510)		249,510
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 4.54%, dated 10/31/07 due 11/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $5,290)	$ 5,291	$ 5,290
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,450,152)		3,559,059
NET OTHER ASSETS - (0.5)%		(18,475)
NET ASSETS - 100%		$ 3,540,584
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $528,100,000 or 14.9% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $60,090,000 or 1.7% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$ 1,538
EXCO Resources, Inc. Series A1, 11.00%	3/28/07	$ 21,730
EXCO Resources, Inc. Series A1, 7.00%	3/28/07	$ 5,270
ICO North America, Inc. 7.5% 8/15/09	8/12/05 - 2/14/07	$ 10,783
One Communications	11/18/04 - 6/29/06	$ 4,418
Trivest 1992 Special Fund Ltd.	7/30/92	$ 763
Viasystems Group, Inc.	2/13/04	$ 20,664

(j) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $128,000 and $121,000, respectively. The coupon rate will be determined at time of settlement.

(k) Non-income producing - issuer is in default.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$5,290,000 due 11/01/07 at 4.54%
Banc of America Securities LLC	$ 3,004
Lehman Brothers, Inc.	2,286
$ 5,290
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 9,063
Fidelity Securities Lending Cash Central Fund	239
Total	$ 9,302
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.3%
Bermuda	4.1%
Netherlands	1.9%
Marshall Islands	1.5%
Canada	1.0%
Others (individually less than 1%)	2.2%
100.0%
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Revlon, Inc. Class A (sub. vtg.)	$ 44,476	$ 8,104	$ -	$ -	$ 47,332
Income Tax Information
At October 31, 2007, the fund had a capital loss carryforward of approximately $783,170,000 of which $304,252,000 and $478,918,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $11,733 and repurchase agreements of $5,290) - See accompanying schedule: Unaffiliated issuers (cost $3,122,065)	$ 3,262,217
Fidelity Central Funds (cost $249,510)	249,510
Other affiliated issuers (cost $78,577)	47,332
Total Investments (cost $3,450,152)		$ 3,559,059
Cash		1
Receivable for investments sold		3,222
Receivable for fund shares sold		9,769
Dividends receivable		163
Interest receivable		58,618
Distributions receivable from Fidelity Central Funds		931
Prepaid expenses		1
Other receivables		76
Total assets		3,631,840

Liabilities
Payable for investments purchased	$ 66,418
Payable for fund shares redeemed	6,562
Distributions payable	3,528
Accrued management fee	1,637
Distribution fees payable	707
Other affiliated payables	594
Other payables and accrued expenses	149
Collateral on securities loaned, at value	11,661
Total liabilities		91,256

Net Assets		$ 3,540,584
Net Assets consist of:
Paid in capital		$ 4,187,448
Undistributed net investment income		28,057
Accumulated undistributed net realized gain (loss) on investments		(783,828)
Net unrealized appreciation (depreciation) on investments		108,907
Net Assets		$ 3,540,584

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($822,987 ÷ 76,916 shares)	$ 10.70

Maximum offering price per share (100/96.00 of $10.70)	$ 11.15
Class T: Net Asset Value and redemption price per share ($1,137,592 ÷ 105,944 shares)	$ 10.74

Maximum offering price per share (100/96.00 of $10.74)	$ 11.19
Class B: Net Asset Value and offering price per share ($141,172 ÷ 13,254 shares)A	$ 10.65

Class C: Net Asset Value and offering price per share ($236,670 ÷ 22,145 shares)A	$ 10.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,202,163 ÷ 116,863 shares)	$ 10.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2007

Investment Income
Dividends		$ 9,271
Interest		212,606
Income from Fidelity Central Funds		9,302
Total income		231,179

Expenses
Management fee	$ 17,758
Transfer agent fees	5,698
Distribution fees	8,172
Accounting and security lending fees	1,024
Custodian fees and expenses	44
Independent trustees' compensation	11
Registration fees	193
Audit	86
Legal	59
Miscellaneous	22
Total expenses before reductions	33,067
Expense reductions	(69)	32,998
Net investment income		198,181
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		93,855
Change in net unrealized appreciation (depreciation) on investment securities		71,047
Net gain (loss)		164,902
Net increase (decrease) in net assets resulting from operations		$ 363,083

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 198,181	$ 166,022
Net realized gain (loss)	93,855	68,572
Change in net unrealized appreciation (depreciation)	71,047	56,134
Net increase (decrease) in net assets resulting from operations	363,083	290,728
Distributions to shareholders from net investment income	(207,828)	(158,973)
Distributions to shareholders from net realized gain	-	(7,252)
Total distributions	(207,828)	(166,225)
Share transactions - net increase (decrease)	707,546	279,191
Redemption fees	606	336
Total increase (decrease) in net assets	863,407	404,030

Net Assets
Beginning of period	2,677,177	2,273,147
End of period (including undistributed net investment income of $28,057 and undistributed net investment income of $26,832, respectively)	$ 3,540,584	$ 2,677,177

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 9.60	$ 9.64	$ 9.50	$ 6.40
Income from Investment Operations
Net investment income C	.677	.673	.695	.797	.873
Net realized and unrealized gain (loss)	.629	.500	.134	.307	2.875
Total from investment operations	1.306	1.173	.829	1.104	3.748
Distributions from net investment income	(.708)	(.644)	(.871)	(.966)	(.648)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.708)	(.674)	(.871)	(.966)	(.648)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.70	$ 10.10	$ 9.60	$ 9.64	$ 9.50
Total Return A, B	13.22%	12.62%	8.71%	12.23%	60.58%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	.98%	1.00%	.98%	.99%
Expenses net of fee waivers, if any	1.02%	.98%	1.00%	.98%	.99%
Expenses net of all reductions	1.02%	.98%	.99%	.98%	.99%
Net investment income	6.36%	6.83%	7.08%	8.38%	10.45%
Supplemental Data
Net assets, end of period (in millions)	$ 823	$ 583	$ 424	$ 297	$ 307
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 9.63	$ 9.67	$ 9.52	$ 6.42
Income from Investment Operations
Net investment income C	.680	.670	.693	.793	.859
Net realized and unrealized gain (loss)	.626	.507	.129	.315	2.883
Total from investment operations	1.306	1.177	.822	1.108	3.742
Distributions from net investment income	(.708)	(.638)	(.864)	(.960)	(.642)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.708)	(.668)	(.864)	(.960)	(.642)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.74	$ 10.14	$ 9.63	$ 9.67	$ 9.52
Total Return A, B	13.16%	12.62%	8.61%	12.24%	60.26%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.04%	1.06%	1.06%	1.06%
Expenses net of fee waivers, if any	1.02%	1.04%	1.06%	1.06%	1.06%
Expenses net of all reductions	1.02%	1.04%	1.06%	1.06%	1.06%
Net investment income	6.36%	6.77%	7.02%	8.30%	10.38%
Supplemental Data
Net assets, end of period (in millions)	$ 1,138	$ 1,083	$ 1,003	$ 1,245	$ 1,398
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.06	$ 9.56	$ 9.61	$ 9.47	$ 6.38
Income from Investment Operations
Net investment income C	.599	.597	.622	.723	.802
Net realized and unrealized gain (loss)	.621	.501	.123	.310	2.873
Total from investment operations	1.220	1.098	.745	1.033	3.675
Distributions from net investment income	(.632)	(.569)	(.797)	(.895)	(.585)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.632)	(.599)	(.797)	(.895)	(.585)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.65	$ 10.06	$ 9.56	$ 9.61	$ 9.47
Total Return A, B	12.36%	11.82%	7.82%	11.44%	59.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.74%	1.74%	1.75%	1.74%	1.75%
Expenses net of fee waivers, if any	1.74%	1.74%	1.74%	1.74%	1.75%
Expenses net of all reductions	1.74%	1.74%	1.74%	1.74%	1.75%
Net investment income	5.64%	6.06%	6.33%	7.62%	9.69%
Supplemental Data
Net assets, end of period (in millions)	$ 141	$ 202	$ 313	$ 498	$ 613
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 9.59	$ 9.63	$ 9.49	$ 6.40
Income from Investment Operations
Net investment income C	.595	.592	.615	.718	.801
Net realized and unrealized gain (loss)	.629	.500	.133	.309	2.868
Total from investment operations	1.224	1.092	.748	1.027	3.669
Distributions from net investment income	(.626)	(.563)	(.790)	(.889)	(.579)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.626)	(.593)	(.790)	(.889)	(.579)
Redemption fees added to paid in capital C	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.69	$ 10.09	$ 9.59	$ 9.63	$ 9.49
Total Return A, B	12.37%	11.72%	7.83%	11.33%	59.11%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.80%	1.82%	1.81%	1.82%
Expenses net of fee waivers, if any	1.79%	1.80%	1.82%	1.81%	1.82%
Expenses net of all reductions	1.79%	1.80%	1.82%	1.81%	1.82%
Net investment income	5.59%	6.01%	6.26%	7.55%	9.62%
Supplemental Data
Net assets, end of period (in millions)	$ 237	$ 198	$ 182	$ 193	$ 219
Portfolio turnover rate E	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.74	$ 9.28	$ 9.35	$ 9.24	$ 6.24
Income from Investment Operations
Net investment income B	.673	.665	.691	.786	.867
Net realized and unrealized gain (loss)	.607	.485	.125	.305	2.796
Total from investment operations	1.280	1.150	.816	1.091	3.663
Distributions from net investment income	(.732)	(.661)	(.888)	(.983)	(.663)
Distributions from net realized gain	-	(.030)	-	-	-
Total distributions	(.732)	(.691)	(.888)	(.983)	(.663)
Redemption fees added to paid in capital B	.002	.001	.002	.002	-
Net asset value, end of period	$ 10.29	$ 9.74	$ 9.28	$ 9.35	$ 9.24
Total Return A	13.46%	12.83%	8.85%	12.46%	60.82%
Ratios to Average Net AssetsC, E
Expenses before reductions	.80%	.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.81%	.81%	.83%	.82%
Expenses net of all reductions	.80%	.81%	.81%	.83%	.82%
Net investment income	6.58%	6.99%	7.26%	8.53%	10.62%
Supplemental Data
Net assets, end of period (in millions)	$ 1,202	$ 610	$ 351	$ 245	$ 218
Portfolio turnover rateD	35%	51%	53%	67%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's(FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 293,538
Unrealized depreciation	(171,611)
Net unrealized appreciation (depreciation)	121,927
Undistributed ordinary income	14,460
Capital loss carryforward	(783,170)

Cost for federal income tax purposes	$ 3,437,132

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 207,828	$ 166,225

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,589,619 and $1,025,746, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,481	$ 90
Class T	0%	.25%	2,891	81
Class B	.65%	.25%	1,555	1,125
Class C	.75%	.25%	2,245	452
			$ 8,172	$ 1,748

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares (4.75% for Class A and 3.50% for Class T shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 214
Class T	70
Class B*	327
Class C*	39
$ 650

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,391.20
Class T	1,841.16
Class B	391.23
Class C	396.18
Institutional Class	1,679.19
	$ 5,698

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $239.

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 13
Class T	6
Class B	1
Class C	2
Institutional Class	22
$ 44

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

10. Other - continued

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 45,931	$ 32,695
Class T	76,325	67,200
Class B	10,472	15,265
Class C	13,114	10,986
Institutional Class	61,986	32,827
Total	$ 207,828	$ 158,973

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended October 31,	2007	2006
From net realized gain
Class A	$ -	$ 1,358
Class T	-	3,190
Class B	-	948
Class C	-	578
Institutional Class	-	1,178
Total	$ -	$ 7,252

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	35,666	25,729	$ 381,108	$ 254,114
Reinvestment of distributions	3,136	2,397	33,324	23,672
Shares redeemed	(19,586)	(14,626)	(207,904)	(144,291)
Net increase (decrease)	19,216	13,500	$ 206,528	$ 133,495
Class T
Shares sold	29,143	29,261	$ 311,661	$ 288,708
Reinvestment of distributions	6,039	5,903	64,422	58,456
Shares redeemed	(36,101)	(32,456)	(384,890)	(320,819)
Net increase (decrease)	(919)	2,708	$ (8,807)	$ 26,345
Class B
Shares sold	3,367	3,183	$ 35,741	$ 31,241
Reinvestment of distributions	625	1,058	6,612	10,392
Shares redeemed	(10,830)	(16,913)	(114,797)	(166,272)
Net increase (decrease)	(6,838)	(12,672)	$ (72,444)	$ (124,639)
Class C
Shares sold	7,719	5,331	$ 82,581	$ 52,542
Reinvestment of distributions	751	715	7,975	7,048
Shares redeemed	(5,983)	(5,406)	(63,310)	(53,306)
Net increase (decrease)	2,487	640	$ 27,246	$ 6,284
Institutional Class
Shares sold	65,566	37,402	$ 670,968	$ 357,166
Reinvestment of distributions	5,410	3,242	55,342	30,912
Shares redeemed	(16,751)	(15,826)	(171,287)	(150,372)
Net increase (decrease)	54,225	24,818	$ 555,023	$ 237,706

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 24, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor High Income Advantage. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Advisor High Income Advantage. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor High Income Advantage. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor High Income Advantage. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income Advantage. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income Advantage. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income Advantage. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income Advantage. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income Advantage. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor High Income Advantage. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income Advantage. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of .14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $149,015,599 of distributions paid during the period January 1, 2007 to October 31, 2007, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class T, and Class B ranked below its competitive median for 2006, the total expenses of Class C ranked equal to its competitive median for 2006, and the total expenses of Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

HYI-UANN-1207
1.784751.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 4.00% sales charge)(dagger)	2.20%	10.31%	6.45%
Class T (incl. 4.00% sales charge)(dagger)	2.15%	10.20%	6.34%
Class B (incl. contingent deferred sales charge) B	0.68%	10.12%	6.29%
Class C (incl. contingent deferred sales charge) C	4.53%	10.29%	6.08%

A From September 7, 1999.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0% and 0%, respectively.

* The current sales charge is as of April 1, 2007. Prior to April 1, 2007, the sales charge was 4.75% for Class A and 3.50% for Class T.

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Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor High Income Fund - Class T on September 7, 1999, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

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Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

The high-yield bond market gained 6.96% as measured by the Merrill Lynch® U.S. High Yield Master II Constrained Index during the 12-month period ending October 31, 2007. In general, up until June corporate high-yield debt continued to be aided by a record-low default rate, solid earnings, stable long-term interest rates and improved balance sheets, as well as an increase in mergers and acquisitions (M&As) and leveraged buyout activity. However, as the subprime mortgage crisis gripped the credit markets in June and July, investors generally fled riskier debt in favor of higher-quality bonds. In response, the Merrill Lynch index fell nearly five percentage points during that two-month stretch. The junk bond market recovered quickly, though. A half-point interest rate cut by the Federal Reserve Board and the apparent willingness of underwriters to improve pricing and lower leverage on some M&A deals all contributed to the market's resilience in the final three months of the period, and the Merrill Lynch index recouped much of what it had lost in the June-July time frame.

For the 12 months ending October 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 6.46%, 6.40%, 5.61% and 5.51%, respectively (excluding sales charges), underperforming the Merrill Lynch index. The fund's higher-quality bias detracted from relative performance, as lower-quality bonds outperformed, though our security selection in that area of the market was helpful. On a sector basis, unfavorable security selection in the technology and automotive groups detracted, as did underweighting the latter. Contributions came from successful security selection in electric utilities, shipping and restaurants, as well from underweighting homebuilding/real estate. Individual detractors included telecommunications company Level 3 Communications - listed as Level 3 Financing - homebuilder Technical Olympic (TOUSA), Freescale Semiconductor, General Motors Acceptance Corp. and food processing company Pierre Foods. Lyondell Chemical, Friendly Ice Cream - no longer held - Nebraska Book and tanker company Ship Finance were the top contributors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 999.20	$ 5.39
HypotheticalA	$ 1,000.00	$ 1,019.81	$ 5.45
Class T
Actual	$ 1,000.00	$ 999.10	$ 5.54
HypotheticalA	$ 1,000.00	$ 1,019.66	$ 5.60
Class B
Actual	$ 1,000.00	$ 995.80	$ 8.80
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class C
Actual	$ 1,000.00	$ 995.40	$ 9.20
HypotheticalA	$ 1,000.00	$ 1,015.98	$ 9.30
Institutional Class
Actual	$ 1,000.00	$ 1,000.40	$ 4.29
HypotheticalA	$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.07%
Class T	1.10%
Class B	1.75%
Class C	1.83%
Institutional Class	.85%

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Investment Changes

Top Five Holdings as of October 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	2.1	1.6
Level 3 Financing, Inc.	2.0	2.1
Intelsat Ltd.	1.9	1.9
Chesapeake Energy Corp.	1.7	1.4
HCA, Inc.	1.4	1.1
	9.1
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	11.0	9.1
Telecommunications	9.0	8.6
Gaming	7.3	5.9
Healthcare	5.9	6.8
Metals/Mining	5.8	4.6
Quality Diversification (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
AAA,AA,A 0.1%	AAA,AA,A 0.6%
BBB 0.6%	BBB 0.8%
BB 36.4%	BB 34.5%
B 42.4%	B 43.9%
CCC,CC,C 11.9%	CCC,CC,C 11.2%
Not Rated 2.0%	Not Rated 2.1%
Equities 0.9%	Equities 0.3%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 6.6%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2007 *		As of April 30, 2007 **
	Nonconvertible Bonds 84.6%		Nonconvertible Bonds 84.3%
	Convertible Bonds, Preferred Stocks 1.6%		Convertible Bonds, Preferred Stocks 0.3%
	Foreign Government & Government Agency Obligations 0.0%		Foreign Government & Government Agency Obligations 0.2%
	Floating Rate Loans 8.1%		Floating Rate Loans 8.5%
	Short-Term Investments and Net Other Assets 5.7%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	14.4%	** Foreign investments	14.8%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Corporate Bonds - 85.3%
	Principal Amount	Value
Convertible Bonds - 0.7%
Energy - 0.1%
Chesapeake Energy Corp. 2.75% 11/15/35	$ 457,000	$ 544,287
Shipping - 0.3%
Horizon Lines, Inc. 4.25% 8/15/12 (d)	981,000	1,084,790
Technology - 0.3%
Lucent Technologies, Inc. 2.875% 6/15/25	903,000	838,056
Nortel Networks Corp. 1.75% 4/15/12 (d)	761,000	626,394
		1,464,450
TOTAL CONVERTIBLE BONDS		3,093,527
Nonconvertible Bonds - 84.6%
Aerospace - 1.2%
Bombardier, Inc.:
7.45% 5/1/34 (d)	2,384,000	2,384,000
8% 11/15/14 (d)	975,000	1,014,000
L-3 Communications Corp.:
6.375% 10/15/15	470,000	470,000
7.625% 6/15/12	1,770,000	1,823,100
		5,691,100
Air Transportation - 2.9%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	3,100,000	3,022,500
7.324% 4/15/11	960,000	950,400
8.608% 10/1/12	200,000	202,000
AMR Corp. 9% 8/1/12	775,000	792,438
Continental Airlines, Inc.:
7.339% 4/19/14	420,000	394,800
7.875% 7/2/18	192,014	188,174
9.558% 9/1/19	227,574	238,953
Continental Airlines, Inc. pass thru trust certificates:
8.312% 10/2/12	110,974	109,587
8.388% 5/1/22	217,700	217,156
9.798% 4/1/21	3,383,207	3,552,368
Delta Air Lines, Inc. pass thru trust certificates:
8.021% 8/10/22 (d)	640,000	640,000
8.954% 8/10/14 (d)	970,000	971,213
Northwest Airlines, Inc. pass thru trust certificates:
7.027% 11/1/19	593,000	598,930
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Air Transportation - continued
Northwest Airlines, Inc. pass thru trust certificates: - continued
8.028% 11/1/17	$ 280,000	$ 282,800
United Air Lines, Inc. pass-thru certificates Class B, 7.336% 7/2/19	1,320,000	1,267,200
		13,428,519
Automotive - 2.5%
Ford Motor Co. 7.45% 7/16/31	835,000	659,650
Ford Motor Credit Co. LLC:
7% 10/1/13	1,175,000	1,057,500
7.375% 10/28/09	730,000	704,051
7.8% 6/1/12	360,000	337,050
7.9925% 1/13/12 (e)	1,635,000	1,516,463
10.9444% 6/15/11 (e)	1,773,000	1,764,135
General Motors Acceptance Corp.:
6.75% 12/1/14	495,000	439,313
6.875% 9/15/11	1,025,000	950,688
GMAC LLC:
6% 12/15/11	2,115,000	1,882,350
6.625% 5/15/12	2,800,000	2,527,000
		11,838,200
Broadcasting - 1.0%
Nexstar Broadcasting, Inc. 7% 1/15/14	1,355,000	1,294,025
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (b)	710,000	704,675
Umbrella Acquisition, Inc. 9.75% 3/15/15 pay-in-kind (d)	2,550,000	2,499,000
		4,497,700
Building Materials - 0.2%
Anixter International, Inc. 5.95% 3/1/15	620,000	564,200
General Cable Corp. 7.125% 4/1/17	495,000	497,475
		1,061,675
Cable TV - 3.6%
Cablevision Systems Corp.:
9.82% 4/1/09 (e)	1,030,000	1,053,175
8% 4/15/12	850,000	828,750
Charter Communications Holdings I LLC:
9.92% 4/1/14	2,590,000	2,072,000
11.125% 1/15/14	1,005,000	874,350
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings I LLC: - continued
12.125% 1/15/15 (c)	$ 1,105,000	$ 966,875
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	2,230,000	2,165,776
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	1,465,000	1,479,650
CSC Holdings, Inc. 7.625% 7/15/18	470,000	451,200
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	1,800,000	1,737,000
EchoStar Communications Corp.:
6.375% 10/1/11	480,000	486,000
6.625% 10/1/14	805,000	823,113
7% 10/1/13	1,490,000	1,545,875
Kabel Deutschland GmbH 10.625% 7/1/14	1,265,000	1,363,038
NTL Cable PLC 9.125% 8/15/16	925,000	973,563
		16,820,365
Capital Goods - 0.4%
Belden, Inc. 7% 3/15/17	625,000	621,875
Leucadia National Corp. 7% 8/15/13	175,000	169,750
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,045,000	1,024,100
		1,815,725
Chemicals - 3.6%
Chemtura Corp. 6.875% 6/1/16	1,385,000	1,322,675
Equistar Chemicals LP 7.55% 2/15/26	540,000	469,800
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	430,000	447,200
10.125% 9/1/08	210,000	216,825
Lyondell Chemical Co.:
6.875% 6/15/17	2,890,000	3,150,100
8% 9/15/14	1,150,000	1,277,938
8.25% 9/15/16	1,150,000	1,312,438
Momentive Performance Materials, Inc. 9.75% 12/1/14 (d)	3,505,000	3,364,800
Nalco Co.:
7.75% 11/15/11	1,155,000	1,178,100
8.875% 11/15/13	110,000	116,050
Nell AF Sarl 8.375% 8/15/15 (d)	800,000	712,000
NOVA Chemicals Corp. 8.4838% 11/15/13 (e)	865,000	848,781
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Chemicals - continued
Phibro Animal Health Corp.:
10% 8/1/13 (d)	$ 735,000	$ 753,375
13% 8/1/14 (d)	1,535,000	1,565,700
		16,735,782
Consumer Products - 0.2%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	195,000	190,613
Jostens Holding Corp. 0% 12/1/13 (b)	680,000	639,200
		829,813
Containers - 0.7%
BWAY Corp. 10% 10/15/10	1,855,000	1,896,738
Greif, Inc. 6.75% 2/1/17	1,530,000	1,522,350
		3,419,088
Diversified Financial Services - 0.3%
Residential Capital Corp.:
6.125% 11/21/08	225,000	189,563
7.375% 6/30/10	605,000	446,188
7.5% 4/17/13	182,000	132,860
7.875% 6/30/15	450,000	328,500
Residential Capital LLC 6.2238% 6/9/08 (e)	370,000	328,375
		1,425,486
Diversified Media - 1.5%
Affinion Group, Inc. 11.5% 10/15/15	1,285,000	1,339,613
LBI Media Holdings, Inc. 0% 10/15/13 (b)	1,240,000	1,147,000
Liberty Media Corp. 8.25% 2/1/30	230,000	226,095
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (b)	1,920,000	1,387,200
10% 8/1/14	885,000	933,675
Quebecor Media, Inc. 7.75% 3/15/16	2,040,000	1,994,100
		7,027,683
Drug Stores - 0.5%
Rite Aid Corp. 7.5% 3/1/17	2,655,000	2,469,150
Electric Utilities - 5.5%
AES Corp.:
7.75% 3/1/14	580,000	580,725
7.75% 10/15/15 (d)	970,000	970,000
8% 10/15/17 (d)	970,000	980,913
9.375% 9/15/10	730,000	773,800
Aquila, Inc. 14.875% 7/1/12	885,000	1,115,100
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
Edison Mission Energy 7.2% 5/15/19 (d)	$ 970,000	$ 946,963
Energy Future Holdings:
10.875% 11/1/17 (d)	2,440,000	2,464,400
11.25% 11/1/17 pay-in-kind (d)	1,310,000	1,323,100
Intergen NV 9% 6/30/17 (d)	1,650,000	1,749,000
Mirant Americas Generation LLC 9.125% 5/1/31	490,000	490,000
NRG Energy, Inc.:
7.25% 2/1/14	430,000	430,645
7.375% 2/1/16	1,850,000	1,850,000
7.375% 1/15/17	2,015,000	2,015,000
NSG Holdings II, LLC 7.75% 12/15/25 (d)	2,730,000	2,702,700
Reliant Energy, Inc.:
7.625% 6/15/14	1,505,000	1,512,525
7.875% 6/15/17	1,485,000	1,492,425
Tenaska Alabama Partners LP 7% 6/30/21 (d)	1,218,182	1,224,273
Texas Competitive Electric Holdings Co. LLC 10.25% 11/1/15 (d)	1,470,000	1,477,350
Utilicorp Canada Finance Corp. 7.75% 6/15/11	1,550,000	1,631,375
Utilicorp United, Inc. 9.95% 2/1/11 (e)	29,000	31,538
		25,761,832
Energy - 8.9%
Atlas Pipeline Partners LP 8.125% 12/15/15	1,440,000	1,432,800
Chaparral Energy, Inc.:
8.5% 12/1/15	1,010,000	939,300
8.875% 2/1/17 (d)	660,000	615,450
Chesapeake Energy Corp.:
6.5% 8/15/17	1,945,000	1,881,788
6.875% 1/15/16	2,265,000	2,250,844
7.625% 7/15/13	1,850,000	1,926,313
7.75% 1/15/15	1,225,000	1,249,500
Compagnie Generale de Geophysique SA 7.75% 5/15/17	520,000	535,600
Complete Production Services, Inc. 8% 12/15/16	1,340,000	1,296,450
Energy Partners Ltd.:
9.75% 4/15/14 (d)	990,000	973,913
10.3675% 4/15/13 (d)(e)	1,090,000	1,100,900
Forest Oil Corp.:
7.25% 6/15/19 (d)	1,905,000	1,909,763
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Forest Oil Corp.: - continued
7.75% 5/1/14	$ 540,000	$ 545,400
8% 12/15/11	540,000	558,900
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (d)	2,120,000	2,093,500
9% 6/1/16 (d)	1,630,000	1,678,900
OPTI Canada, Inc.:
7.875% 12/15/14 (d)	1,660,000	1,645,558
8.25% 12/15/14 (d)	1,595,000	1,597,074
Pan American Energy LLC 7.75% 2/9/12 (d)	1,830,000	1,797,975
Parker Drilling Co. 9.625% 10/1/13	880,000	941,600
Petrohawk Energy Corp. 9.125% 7/15/13	2,405,000	2,552,427
Pioneer Natural Resources Co. 6.65% 3/15/17	860,000	821,300
Plains Exploration & Production Co. 7% 3/15/17	1,530,000	1,457,325
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	1,600,000	1,556,000
7.375% 7/15/13	2,515,000	2,565,300
Seitel, Inc. 9.75% 2/15/14	1,620,000	1,502,550
Tesoro Corp. 6.5% 6/1/17 (d)	1,125,000	1,108,125
W&T Offshore, Inc. 8.25% 6/15/14 (d)	1,730,000	1,678,100
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	1,060,000	1,094,450
		41,307,105
Entertainment/Film - 0.4%
AMC Entertainment, Inc. 8% 3/1/14	1,790,000	1,745,250
Environmental - 0.7%
Allied Waste North America, Inc.:
6.875% 6/1/17	1,745,000	1,736,275
7.125% 5/15/16	1,265,000	1,274,488
Browning-Ferris Industries, Inc. 7.4% 9/15/35	220,000	204,600
		3,215,363
Food and Drug Retail - 0.8%
Albertsons, Inc.:
7.45% 8/1/29	855,000	849,579
7.75% 6/15/26	980,000	984,900
8% 5/1/31	630,000	656,832
SUPERVALU, Inc. 7.5% 11/15/14	890,000	914,475
		3,405,786
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - 0.8%
Dean Foods Co. 6.9% 10/15/17	$ 585,000	$ 532,350
Dean Foods Co. 7% 6/1/16	195,000	182,325
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,110,000	1,115,550
Pierre Foods, Inc. 9.875% 7/15/12	1,235,000	1,012,700
Smithfield Foods, Inc. 7.75% 7/1/17	1,230,000	1,266,900
		4,109,825
Gaming - 7.0%
Chukchansi Economic Development Authority:
8% 11/15/13 (d)	795,000	802,950
8.8588% 11/15/12 (d)(e)	360,000	361,800
Mandalay Resort Group 9.375% 2/15/10	2,365,000	2,483,250
MGM Mirage, Inc.:
6.625% 7/15/15	1,845,000	1,743,525
6.75% 9/1/12	3,010,000	2,968,613
6.75% 4/1/13	195,000	190,125
6.875% 4/1/16	1,460,000	1,390,650
7.625% 1/15/17	3,585,000	3,585,000
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	640,000	609,600
6.375% 7/15/09	580,000	582,175
7.125% 8/15/14	585,000	574,763
Park Place Entertainment Corp. 7% 4/15/13	2,160,000	2,265,300
Scientific Games Corp. 6.25% 12/15/12	925,000	888,000
Seminole Hard Rock Entertainment, Inc. 8.1944% 3/15/14 (d)(e)	1,090,000	1,062,750
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	1,450,000	1,464,500
7.25% 5/1/12	2,135,000	2,156,350
Snoqualmie Entertainment Authority:
9.0625% 2/1/14 (d)(e)	1,280,000	1,232,000
9.125% 2/1/15 (d)	1,350,000	1,328,063
Station Casinos, Inc. 6.875% 3/1/16	960,000	780,000
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)	590,000	430,700
9% 1/15/12	1,380,000	1,297,200
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,305,000	2,305,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	2,010,000	1,969,800
		32,472,114
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - 5.4%
Community Health Systems, Inc. 8.875% 7/15/15 (d)	$ 1,350,000	$ 1,366,875
FMC Finance III SA 6.875% 7/15/17 (d)	2,020,000	2,020,000
HCA, Inc.:
6.5% 2/15/16	1,000,000	852,500
9.125% 11/15/14	1,905,000	1,976,438
9.25% 11/15/16	2,320,000	2,436,000
9.625% 11/15/16 pay-in-kind	1,480,000	1,563,250
HealthSouth Corp. 10.75% 6/15/16	625,000	659,375
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	1,385,000	1,395,388
LVB Acquisition Merger Sub, Inc.:
10% 10/15/17 (d)	195,000	199,388
10.375% 10/15/17 pay-in-kind (d)	210,000	211,050
11.625% 10/15/17 (d)	195,000	196,950
Multiplan, Inc. 10.375% 4/15/16 (d)	935,000	953,700
Omega Healthcare Investors, Inc.:
7% 4/1/14	2,840,000	2,861,300
7% 1/15/16	1,635,000	1,639,088
Rural/Metro Corp. 9.875% 3/15/15	515,000	494,400
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	1,305,000	1,376,775
United Surgical Partners International, Inc.:
8.875% 5/1/17	590,000	595,163
9.25% 5/1/17 pay-in-kind	760,000	759,050
Universal Hospital Services, Inc. 8.5% 6/1/15 pay-in-kind (d)	415,000	417,075
US Oncology Holdings, Inc. 10.0094% 3/15/12 pay-in-kind (d)(e)	900,000	792,000
Ventas Realty LP:
6.5% 6/1/16	945,000	928,463
6.625% 10/15/14	650,000	646,750
Viant Holdings, Inc. 10.125% 7/15/17 (d)	928,000	872,320
		25,213,298
Homebuilding/Real Estate - 1.7%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	825,000	800,250
7.125% 2/15/13 (d)	1,585,000	1,545,375
8.125% 6/1/12	2,920,000	2,934,600
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	$ 360,000	$ 273,600
8.875% 4/1/12	870,000	663,375
KB Home 7.75% 2/1/10	1,595,000	1,535,188
TOUSA, Inc. 7.5% 1/15/15	415,000	41,500
		7,793,888
Hotels - 0.8%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	1,020,000	1,060,800
Host Marriott LP 7.125% 11/1/13	2,415,000	2,451,225
		3,512,025
Insurance - 1.2%
Leucadia National Corp. 7.125% 3/15/17	3,080,000	2,895,200
Unum Group 7.375% 6/15/32	660,000	684,193
USI Holdings Corp.:
9.4325% 11/15/14 (d)(e)	1,660,000	1,560,400
9.75% 5/15/15 (d)	505,000	451,975
		5,591,768
Leisure - 2.5%
NCL Corp. Ltd. 10.625% 7/15/14	2,160,000	2,181,600
Royal Caribbean Cruises Ltd. yankee:
7% 6/15/13	515,000	517,025
7.25% 6/15/16	590,000	587,050
7.5% 10/15/27	1,680,000	1,570,800
Six Flags, Inc.:
9.625% 6/1/14	295,000	231,575
9.75% 4/15/13	595,000	481,950
Town Sports International Holdings, Inc. 0% 2/1/14 (b)	708,000	665,520
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,660,000	2,773,050
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	225,000	226,688
10.1063% 5/1/10 (e)	2,180,000	2,223,600
		11,458,858
Metals/Mining - 5.8%
Arch Western Finance LLC 6.75% 7/1/13	2,260,000	2,200,675
Compass Minerals International, Inc. 0% 6/1/13 (b)	1,620,000	1,652,400
Drummond Co., Inc. 7.375% 2/15/16 (d)	2,570,000	2,415,800
FMG Finance Property Ltd.:
9.6213% 9/1/11 (d)(e)	995,000	1,032,313
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Metals/Mining - continued
FMG Finance Property Ltd.: - continued
10% 9/1/13 (d)	$ 575,000	$ 633,938
10.625% 9/1/16 (d)	935,000	1,105,638
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	540,000	584,550
8.375% 4/1/17	565,000	618,675
Massey Energy Co. 6.875% 12/15/13	2,880,000	2,721,600
Noranda Aluminium Acquisition Corp. 9.36% 5/15/15 pay-in-kind (d)(e)	1,165,000	1,083,450
Peabody Energy Corp.:
7.375% 11/1/16	1,000,000	1,046,250
7.875% 11/1/26	1,005,000	1,047,713
PNA Group, Inc. 10.75% 9/1/16	1,670,000	1,699,225
PNA Intermediate Holding Corp. 12.5575% 2/15/13 pay-in-kind (d)(e)	540,000	529,200
RathGibson, Inc. 11.25% 2/15/14	1,710,000	1,761,300
Ryerson Tull, Inc.:
12% 11/1/15 (d)	410,000	419,225
12.6188% 11/1/14 (d)(e)	490,000	501,025
Steel Dynamics, Inc.:
6.75% 4/1/15 (d)	3,060,000	2,922,300
7.375% 11/1/12 (d)	900,000	900,000
Vedanta Resources PLC 6.625% 2/22/10 (d)	2,055,000	2,047,397
		26,922,674
Paper - 1.3%
Georgia-Pacific Corp.:
7% 1/15/15 (d)	2,680,000	2,619,700
8.875% 5/15/31	1,255,000	1,242,450
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	870,000	843,900
Stone Container Finance Co. 7.375% 7/15/14	1,480,000	1,428,200
		6,134,250
Publishing/Printing - 1.1%
Scholastic Corp. 5% 4/15/13	1,035,000	895,275
The Reader's Digest Association, Inc. 9% 2/15/17 (d)	1,245,000	1,108,050
TL Acquisitions, Inc.:
0% 7/15/15 (b)(d)	645,000	522,450
10.5% 1/15/15 (d)	1,700,000	1,683,000
Valassis Communications, Inc. 8.25% 3/1/15	1,050,000	882,000
		5,090,775
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Railroad - 0.2%
Kansas City Southern Railway Co. 7.5% 6/15/09	$ 1,100,000	$ 1,111,000
Restaurants - 0.9%
Carrols Corp. 9% 1/15/13	2,035,000	1,945,969
Landry's Restaurants, Inc. 9.5% 12/15/14	2,305,000	2,310,763
		4,256,732
Services - 4.5%
ARAMARK Corp.:
8.5% 2/1/15	1,150,000	1,167,250
8.8563% 2/1/15 (e)	635,000	638,175
Ashtead Capital, Inc. 9% 8/15/16 (d)	1,200,000	1,164,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,065,000	1,049,025
7.75% 5/15/16	1,940,000	1,901,200
8.0575% 5/15/14 (e)	120,000	118,200
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16	1,320,000	1,382,700
FTI Consulting, Inc.:
7.625% 6/15/13	2,425,000	2,473,500
7.75% 10/1/16	595,000	622,519
Hertz Corp.:
8.875% 1/1/14	485,000	499,550
10.5% 1/1/16	845,000	908,375
Iron Mountain, Inc.:
6.625% 1/1/16	600,000	570,000
7.75% 1/15/15	1,030,000	1,042,875
8.25% 7/1/11	735,000	731,325
8.625% 4/1/13	1,110,000	1,129,425
Penhall International Corp. 12% 8/1/14 (d)	490,000	499,800
Rental Service Corp. 9.5% 12/1/14	1,070,000	1,027,200
Rural/Metro Corp. 0% 3/15/16 (b)	1,305,000	913,500
Service Corp. International:
6.75% 4/1/15	845,000	834,438
7.5% 4/1/27	1,720,000	1,599,600
US Investigations Services, Inc.:
10.5% 11/1/15 (d)	490,000	466,725
11.75% 5/1/16 (d)	290,000	270,425
		21,009,807
Shipping - 1.9%
Britannia Bulk PLC 11% 12/1/11	1,410,000	1,480,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Shipping - continued
Navios Maritime Holdings, Inc. 9.5% 12/15/14	$ 1,825,000	$ 1,934,500
Ship Finance International Ltd. 8.5% 12/15/13	3,995,000	4,084,888
Teekay Corp. 8.875% 7/15/11	1,460,000	1,518,400
		9,018,288
Specialty Retailing - 0.4%
VWR Funding, Inc. 10.25% 7/15/15 (d)	1,750,000	1,719,375
Super Retail - 1.0%
NBC Acquisition Corp. 0% 3/15/13 (b)	1,980,000	1,782,000
Nebraska Book Co., Inc. 8.625% 3/15/12	1,475,000	1,467,625
Toys 'R' US, Inc. 7.625% 8/1/11	1,800,000	1,629,000
		4,878,625
Technology - 4.3%
Amkor Technology, Inc. 7.75% 5/15/13	340,000	328,100
Celestica, Inc. 7.875% 7/1/11	1,140,000	1,108,650
First Data Corp. 9.875% 9/24/15 (d)	490,000	469,175
Flextronics International Ltd. 6.25% 11/15/14	860,000	810,550
Freescale Semiconductor, Inc.:
8.875% 12/15/14	1,495,000	1,414,719
9.125% 12/15/14 pay-in-kind	775,000	701,375
9.5694% 12/15/14 (e)	1,515,000	1,391,982
10.125% 12/15/16	1,410,000	1,277,883
Hynix Semiconductor, Inc. 7.875% 6/27/17 (d)	1,075,000	1,025,281
Lucent Technologies, Inc.:
6.45% 3/15/29	2,625,000	2,205,000
6.5% 1/15/28	1,065,000	894,600
Nortel Networks Corp.:
9.4925% 7/15/11 (d)(e)	1,335,000	1,318,313
10.125% 7/15/13 (d)	1,520,000	1,550,400
NXP BV 7.9925% 10/15/13 (e)	1,485,000	1,407,038
Seagate Technology HDD Holdings 6.8% 10/1/16	470,000	464,125
STATS ChipPAC Ltd. 7.5% 7/19/10	345,000	354,074
Xerox Capital Trust I 8% 2/1/27	3,445,000	3,427,775
		20,149,040
Telecommunications - 8.1%
Cincinnati Bell, Inc. 8.375% 1/15/14	1,065,000	1,065,000
Digicel Group Ltd.:
8.875% 1/15/15 (d)	1,540,000	1,424,500
9.125% 1/15/15 pay-in-kind (d)	695,000	642,875
9.25% 9/1/12 (d)	2,360,000	2,413,100
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Ltd.:
6.5% 11/1/13	$ 2,940,000	$ 2,307,900
7.625% 4/15/12	2,090,000	1,818,300
9.25% 6/15/16	2,360,000	2,442,600
11.25% 6/15/16	2,080,000	2,236,000
Level 3 Financing, Inc.:
8.75% 2/15/17	575,000	523,969
9.15% 2/15/15 (e)	1,865,000	1,673,838
9.25% 11/1/14	5,410,000	5,098,899
12.25% 3/15/13	1,750,000	1,865,938
MetroPCS Wireless, Inc. 9.25% 11/1/14 (d)	1,675,000	1,666,625
Mobile Telesystems Finance SA 8% 1/28/12 (d)	1,301,000	1,349,788
Orascom Telecom Finance SCA 7.875% 2/8/14 (d)	1,370,000	1,316,913
PanAmSat Corp. 9% 8/15/14	729,000	756,338
Qwest Corp.:
6.5% 6/1/17 (d)	1,040,000	1,023,506
7.625% 6/15/15	795,000	838,725
8.9444% 6/15/13 (e)	3,080,000	3,287,900
Rural Cellular Corp. 8.6213% 6/1/13 (d)(e)	1,150,000	1,173,000
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	525,000	546,000
U.S. West Communications:
6.875% 9/15/33	1,005,000	947,213
7.5% 6/15/23	1,040,000	1,029,600
Windstream Corp. 8.125% 8/1/13	195,000	206,700
		37,655,227
Textiles & Apparel - 0.8%
Hanesbrands, Inc. 8.7841% 12/15/14 (d)(e)	1,025,000	1,030,125
Levi Strauss & Co. 8.875% 4/1/16	2,870,000	2,927,400
		3,957,525
TOTAL NONCONVERTIBLE BONDS		394,550,716
TOTAL CORPORATE BONDS (Cost $400,844,567)		397,644,243
Preferred Stocks - 0.9%
	Shares	Value
Convertible Preferred Stocks - 0.5%
Electric Utilities - 0.1%
AES Trust III 6.75%	11,600	$ 563,760
Energy - 0.4%
El Paso Corp. 4.99%	1,360	1,986,237
TOTAL CONVERTIBLE PREFERRED STOCKS		2,549,997
Nonconvertible Preferred Stocks - 0.4%
Telecommunications - 0.4%
Rural Cellular Corp. 12.25% pay-in-kind	1,426	1,782,500
TOTAL PREFERRED STOCKS (Cost $4,076,941)		4,332,497
Floating Rate Loans - 8.1%
	Principal Amount
Auto Parts Distribution - 0.3%
Federal-Mogul Corp. term loan 6.65% 12/31/07 (e)	$ 1,170,000	1,165,613
Automotive - 0.7%
Ford Motor Co. term loan 8.7% 12/15/13 (e)	2,499,596	2,405,861
Navistar International Corp.:
term loan 8.2338% 1/19/12 (e)	726,000	716,925
Credit-Linked Deposit 8.2793% 1/19/12 (e)	264,000	260,700
		3,383,486
Broadcasting - 0.3%
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2042% 9/29/14 (e)	1,565,638	1,483,442
Tranche DD 1LN, term loan 9/29/14 (f)	54,362	51,508
		1,534,950
Cable TV - 1.2%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (e)	1,515,000	1,454,400
CSC Holdings, Inc. Tranche B, term loan 6.875% 3/31/13 (e)	2,531,450	2,464,999
Insight Midwest Holdings LLC Tranche B, term loan 7% 4/6/14 (e)	1,800,000	1,759,500
		5,678,899
Floating Rate Loans - continued
	Principal Amount	Value
Capital Goods - 0.5%
Dresser, Inc.:
Tranche 2LN, term loan 11.1288% 5/4/15 pay-in-kind (e)	$ 1,240,000	$ 1,209,000
Tranche B 1LN, term loan 7.9885% 5/4/14 (e)	168,267	164,902
Penhall International Corp. term loan 12.6425% 4/1/12 (e)	850,725	833,711
		2,207,613
Electric Utilities - 0.0%
NRG Energy, Inc. term loan 6/8/14 (f)	211,461	207,231
Energy - 1.6%
Ashmore Energy International:
Revolving Credit-Linked Deposit 8.0981% 3/30/12 (e)	250,608	244,343
term loan 8.1981% 3/30/14 (e)	1,888,962	1,841,738
Kinder Morgan, Inc. Tranche B, term loan 6.3147% 5/30/14 (e)	2,862,903	2,784,173
Petroleum Geo-Services ASA term loan 6.95% 6/29/15 (e)	1,197,000	1,179,045
Sandridge Energy, Inc. term loan:
8.625% 4/1/15 (e)	1,350,000	1,333,125
8.8538% 4/1/14 (e)	250,000	248,125
		7,630,549
Entertainment/Film - 0.4%
Zuffa LLC term loan 7.5625% 6/19/15 (e)	1,775,550	1,606,873
Gaming - 0.3%
Fantasy Springs Resort Casino term loan 12.25% 8/6/12 (e)	1,200,000	1,194,000
Healthcare - 0.5%
Community Health Systems, Inc.:
term loan 7.7563% 7/25/14 (e)	2,054,501	2,010,843
Tranche DD, term loan 7/25/14 (f)	135,499	132,619
		2,143,462
Paper - 0.4%
Georgia-Pacific Corp. Tranche B1, term loan 7.4119% 12/23/12 (e)	2,007,160	1,954,472
Services - 0.7%
Adesa, Inc. term loan 7.45% 10/20/13 (e)	2,214,450	2,139,712
Floating Rate Loans - continued
	Principal Amount	Value
Services - continued
NES Rentals Holdings, Inc. Tranche 2, term loan 12.125% 7/20/13 (e)	$ 163,943	$ 159,024
RSC Equipment Rental Tranche 2LN, term loan 8.75% 11/30/13 (e)	1,069,508	1,040,096
		3,338,832
Technology - 0.5%
Kronos, Inc.:
Tranche 1LN, term loan 7.4481% 6/11/14 (e)	1,296,750	1,251,364
Tranche 2LN, term loan 10.9481% 6/11/15 (e)	1,250,000	1,162,500
		2,413,864
Telecommunications - 0.5%
Digicel International Finance Ltd. term loan 7.75% 3/30/12 (e)	1,410,000	1,374,750
Level 3 Communications, Inc. term loan 7.4925% 3/13/14 (e)	940,000	912,975
		2,287,725
Textiles & Apparel - 0.2%
Levi Strauss & Co. term loan 7.5681% 4/4/14 (e)	880,000	820,600
TOTAL FLOATING RATE LOANS (Cost $38,721,660)		37,568,169
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 4.97% (a) (Cost $12,301,355)	12,301,355	12,301,355
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 4.54%, dated 10/31/07 due 11/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $2,562,000)	$ 2,562,323	2,562,000
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $458,506,523)		454,408,264
NET OTHER ASSETS - 2.6%		12,030,319
NET ASSETS - 100%		$ 466,438,583
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $102,136,112 or 21.9% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $401,322 and $391,358, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,562,000 due 11/01/07 at 4.54%
Banc of America Securities LLC	$ 1,454,651
Lehman Brothers, Inc.	1,107,349
$ 2,562,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,129,491
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.6%
Bermuda	4.2%
Canada	3.6%
Luxembourg	1.2%
United Kingdom	1.0%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $2,562,000) - See accompanying schedule: Unaffiliated issuers (cost $446,205,168)	$ 442,106,909
Fidelity Central Funds (cost $12,301,355)	12,301,355
Total Investments (cost $458,506,523)		$ 454,408,264
Cash		26,444
Receivable for investments sold		4,260,031
Receivable for fund shares sold		703,090
Interest receivable		9,029,080
Distributions receivable from Fidelity Central Funds		97,173
Prepaid expenses		224
Receivable from investment adviser for expense reductions		4,921
Other receivables		28,490
Total assets		468,557,717

Liabilities
Payable for investments purchased	$ 427,651
Payable for fund shares redeemed	685,579
Distributions payable	508,919
Accrued management fee	224,809
Distribution fees payable	108,423
Other affiliated payables	107,275
Other payables and accrued expenses	56,478
Total liabilities		2,119,134

Net Assets		$ 466,438,583
Net Assets consist of:
Paid in capital		$ 464,989,888
Undistributed net investment income		1,534,434
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,012,520
Net unrealized appreciation (depreciation) on investments		(4,098,259)
Net Assets		$ 466,438,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($110,703,124 ÷ 12,129,972 shares)	$ 9.13

Maximum offering price per share (100/96.00 of $9.13)	$ 9.51
Class T: Net Asset Value and redemption price per share ($57,798,301 ÷ 6,340,105 shares)	$ 9.12

Maximum offering price per share (100/96.00 of $9.12)	$ 9.50
Class B: Net Asset Value and offering price per share ($41,049,162 ÷ 4,505,883 shares)A	$ 9.11

Class C: Net Asset Value and offering price per share ($50,700,081 ÷ 5,564,846 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($206,187,915 ÷ 22,567,821 shares)	$ 9.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 217,722
Interest		40,042,451
Income from Fidelity Central Funds		1,129,491
Total income		41,389,664

Expenses
Management fee	$ 2,882,349
Transfer agent fees	1,157,838
Distribution fees	1,386,474
Accounting fees and expenses	211,435
Custodian fees and expenses	21,024
Independent trustees' compensation	1,741
Registration fees	96,374
Audit	64,974
Legal	5,589
Miscellaneous	4,204
Total expenses before reductions	5,832,002
Expense reductions	(168,324)	5,663,678
Net investment income		35,725,986
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,994,651
Foreign currency transactions	103
Total net realized gain (loss)		3,994,754
Change in net unrealized appreciation (depreciation) on investment securities		(9,671,363)
Net gain (loss)		(5,676,609)
Net increase (decrease) in net assets resulting from operations		$ 30,049,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 35,725,986	$ 35,542,146
Net realized gain (loss)	3,994,754	3,829,006
Change in net unrealized appreciation (depreciation)	(9,671,363)	7,124,502
Net increase (decrease) in net assets resulting from operations	30,049,377	46,495,654
Distributions to shareholders from net investment income	(35,953,402)	(34,347,748)
Distributions to shareholders from net realized gain	(2,796,940)	(7,477,368)
Total distributions	(38,750,342)	(41,825,116)
Share transactions - net increase (decrease)	(36,444,831)	188,578
Redemption fees	67,957	576,163
Total increase (decrease) in net assets	(45,077,839)	5,435,279

Net Assets
Beginning of period	511,516,422	506,081,143
End of period (including undistributed net investment income of $1,534,434 and undistributed net investment income of $1,420,855, respectively)	$ 466,438,583	$ 511,516,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 9.15	$ 9.59	$ 9.33	$ 7.89
Income from Investment Operations
Net investment incomeC	.661	.634	.615	.675	.725
Net realized and unrealized gain (loss)	(.078)	.214	(.288)	.267	1.360
Total from investment operations	.583	.848	.327	.942	2.085
Distributions from net investment income	(.664)	(.613)	(.629)	(.683)	(.645)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.714)	(.748)	(.769)	(.683)	(.645)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.13	$ 9.26	$ 9.15	$ 9.59	$ 9.33
Total ReturnA,B	6.46%	9.82%	3.53%	10.50%	27.23%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.04%	1.01%	1.02%	1.01%	1.00%
Expenses net of fee waivers, if any	1.04%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.03%	1.00%	1.00%	1.00%	1.00%
Net investment income	7.11%	6.95%	6.58%	7.21%	8.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,703	$ 130,666	$ 115,345	$ 94,349	$ 61,084
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.14	$ 9.58	$ 9.33	$ 7.89
Income from Investment Operations
Net investment incomeC	.654	.624	.607	.668	.717
Net realized and unrealized gain (loss)	(.077)	.215	(.289)	.255	1.359
Total from investment operations	.577	.839	.318	.923	2.076
Distributions from net investment income	(.658)	(.604)	(.620)	(.674)	(.636)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.708)	(.739)	(.760)	(.674)	(.636)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.12	$ 9.25	$ 9.14	$ 9.58	$ 9.33
Total ReturnA,B	6.40%	9.73%	3.43%	10.29%	27.11%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.15%	1.18%	1.19%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.04%	6.85%	6.49%	7.11%	8.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,798	$ 68,487	$ 69,091	$ 91,707	$ 81,735
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Income from Investment Operations
Net investment incomeC	.593	.565	.546	.606	.658
Net realized and unrealized gain (loss)	(.086)	.215	(.279)	.256	1.361
Total from investment operations	.507	.780	.267	.862	2.019
Distributions from net investment income	(.598)	(.545)	(.559)	(.613)	(.579)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.648)	(.680)	(.699)	(.613)	(.579)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Total ReturnA,B	5.61%	9.03%	2.87%	9.58%	26.32%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.79%	1.81%	1.81%	1.80%	1.80%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	6.39%	6.20%	5.84%	6.46%	7.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,049	$ 51,362	$ 64,804	$ 79,997	$ 70,661
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Income from Investment Operations
Net investment incomeC	.584	.556	.536	.597	.651
Net realized and unrealized gain (loss)	(.085)	.215	(.278)	.256	1.359
Total from investment operations	.499	.771	.258	.853	2.010
Distributions from net investment income	(.590)	(.536)	(.550)	(.604)	(.570)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.640)	(.671)	(.690)	(.604)	(.570)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Total ReturnA,B	5.51%	8.92%	2.77%	9.47%	26.19%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.84%	1.86%	1.87%	1.87%	1.88%
Expenses net of fee waivers, if any	1.84%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.84%	1.85%	1.85%	1.85%	1.85%
Net investment income	6.30%	6.10%	5.74%	6.36%	7.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,700	$ 52,796	$ 56,036	$ 64,187	$ 59,655
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 9.16	$ 9.60	$ 9.34	$ 7.90
Income from Investment Operations
Net investment incomeB	.678	.648	.630	.690	.739
Net realized and unrealized gain (loss)	(.078)	.214	(.289)	.267	1.359
Total from investment operations	.600	.862	.341	.957	2.098
Distributions from net investment income	(.681)	(.627)	(.643)	(.698)	(.658)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.731)	(.762)	(.783)	(.698)	(.658)
Redemption fees added to paid in capitalB	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.14	$ 9.27	$ 9.16	$ 9.60	$ 9.34
Total ReturnA	6.65%	9.98%	3.68%	10.66%	27.38%
Ratios to Average Net AssetsC,E
Expenses before reductions	.90%	.91%	.91%	.90%	.96%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income	7.29%	7.10%	6.73%	7.36%	8.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,188	$ 208,205	$ 200,804	$ 171,625	$ 108,885
Portfolio turnover rateD	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make

Annual Report

3. Significant Accounting Policies - continued

certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, foreign currency transactions, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,791,721
Unrealized depreciation	(10,485,489)
Net unrealized appreciation (depreciation)	(3,693,768)
Undistributed ordinary income	971,332
Undistributed long-term capital gain	3,052,376

Cost for federal income tax purposes	$ 458,102,032

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 36,512,790	$ 36,009,385
Long-term Capital Gains	2,237,552	5,815,731
Total	$ 38,750,342	$ 41,825,116

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $330,635,627 and $371,248,714, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 267,824	$ 8,688
Class T	-%	.25%	164,490	2,228
Class B	.65%	.25%	423,364	306,013
Class C	.75%	.25%	530,796	86,023
			$ 1,386,474	$ 402,952

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A and Class T shares (4.75% for Class A and 3.50% for Class T shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,264
Class T	8,217
Class B*	112,516
Class C*	6,333
$ 161,330

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 239,460.18
Class T	165,317.25
Class B	115,945.25
Class C	102,873.19
Institutional Class	534,243.25
	$ 1,157,838

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,080 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class T	1.10%	$ 31,438
Class B	1.75%	20,304
Institutional Class	.85%	97,870
		$ 149,612

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,927. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 665
Class C	183
$ 848

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were

Annual Report

Notes to Financial Statements - continued

9. Other - continued

employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 9,302,068	$ 8,132,325
Class T	4,669,869	4,364,476
Class B	3,042,316	3,396,706
Class C	3,375,711	3,076,065
Institutional Class	15,563,438	15,378,176
Total	$ 35,953,402	$ 34,347,748
From net realized gain
Class A	$ 717,818	$ 1,726,911
Class T	372,057	982,007
Class B	273,621	927,262
Class C	287,733	811,022
Institutional Class	1,145,711	3,030,166
Total	$ 2,796,940	$ 7,477,368

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	4,823,567	4,921,122	$ 44,899,363	$ 44,901,425
Reinvestment of distributions	872,007	887,253	8,089,795	8,091,586
Shares redeemed	(7,670,370)	(4,307,073)	(70,188,611)	(39,280,504)
Net increase (decrease)	(1,974,796)	1,501,302	$ (17,199,453)	$ 13,712,507
Class T
Shares sold	1,319,743	2,122,712	$ 12,314,694	$ 19,339,885
Reinvestment of distributions	435,214	473,437	4,034,667	4,311,964
Shares redeemed	(2,817,309)	(2,751,537)	(25,961,241)	(25,073,627)
Net increase (decrease)	(1,062,352)	(155,388)	$ (9,611,880)	$ (1,421,778)
Class B
Shares sold	603,470	723,865	$ 5,609,729	$ 6,590,070
Reinvestment of distributions	214,017	279,486	1,982,494	2,542,733
Shares redeemed	(1,865,682)	(2,541,737)	(17,283,240)	(23,161,228)
Net increase (decrease)	(1,048,195)	(1,538,386)	$ (9,691,017)	$ (14,028,425)
Class C
Shares sold	1,319,230	1,340,176	$ 12,243,579	$ 12,225,070
Reinvestment of distributions	252,132	266,004	2,334,124	2,420,777
Shares redeemed	(1,715,151)	(2,030,012)	(15,837,856)	(18,484,174)
Net increase (decrease)	(143,789)	(423,832)	$ (1,260,153)	$ (3,838,327)
Institutional Class
Shares sold	7,848,485	27,984,682	$ 72,659,708	$ 253,342,940
Reinvestment of distributions	1,665,509	1,859,946	15,453,928	16,967,286
Shares redeemed	(9,402,619)	(29,311,604)	(86,795,964)	(264,545,625)
Net increase (decrease)	111,375	533,024	$ 1,317,672	$ 5,764,601
Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 24, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-
2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Advisor High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor High Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor High Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/10/07	12/07/07	$.06
Class T	12/10/07	12/07/07	$.06
Class B	12/10/07	12/07/07	$.06
Class C	12/10/07	12/07/07	$.06

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $3,734,861, or, if subsequently determined to be different, the net capital gain of such year.

A total of .10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $25,028,911 of distributions paid during the period January 1, 2007 to October 31, 2007, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2006, the total expenses of Class T ranked equal to its competitive median for 2006, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AHI-UANN-1207
1.784748.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

High Income

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	6.65%	11.38%	7.17%

A From September 7, 1999.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor High Income Fund - Institutional Class on September 7, 1999, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of Fidelity® Advisor High Income Fund

The high-yield bond market gained 6.96% as measured by the Merrill Lynch® U.S. High Yield Master II Constrained Index during the 12-month period ending October 31, 2007. In general, up until June corporate high-yield debt continued to be aided by a record-low default rate, solid earnings, stable long-term interest rates and improved balance sheets, as well as an increase in mergers and acquisitions (M&As) and leveraged buyout activity. However, as the subprime mortgage crisis gripped the credit markets in June and July, investors generally fled riskier debt in favor of higher-quality bonds. In response, the Merrill Lynch index fell nearly five percentage points during that two-month stretch. The junk bond market recovered quickly, though. A half-point interest rate cut by the Federal Reserve Board and the apparent willingness of underwriters to improve pricing and lower leverage on some M&A deals all contributed to the market's resilience in the final three months of the period, and the Merrill Lynch index recouped much of what it had lost in the June-July time frame.

For the 12 months ending October 31, 2007, the fund's Institutional Class shares returned 6.65%, slightly underperforming the Merrill Lynch index. The fund's higher-quality bias detracted from relative performance, as lower-quality bonds outperformed, though our security selection in that area of the market was helpful. On a sector basis, unfavorable security selection in the technology and automotive groups detracted, as did underweighting the latter. Contributions came from successful security selection in electric utilities, shipping and restaurants, as well from underweighting homebuilding/real estate. Individual detractors included telecommunications company Level 3 Communications - listed as Level 3 Financing - homebuilder Technical Olympic (TOUSA), Freescale Semiconductor, General Motors Acceptance Corp. and food processing company Pierre Foods. Lyondell Chemical, Friendly Ice Cream - no longer held - Nebraska Book and tanker company Ship Finance were the top contributors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 999.20	$ 5.39
HypotheticalA	$ 1,000.00	$ 1,019.81	$ 5.45
Class T
Actual	$ 1,000.00	$ 999.10	$ 5.54
HypotheticalA	$ 1,000.00	$ 1,019.66	$ 5.60
Class B
Actual	$ 1,000.00	$ 995.80	$ 8.80
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class C
Actual	$ 1,000.00	$ 995.40	$ 9.20
HypotheticalA	$ 1,000.00	$ 1,015.98	$ 9.30
Institutional Class
Actual	$ 1,000.00	$ 1,000.40	$ 4.29
HypotheticalA	$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.07%
Class T	1.10%
Class B	1.75%
Class C	1.83%
Institutional Class	.85%

Annual Report

Investment Changes

Top Five Holdings as of October 31, 2007
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
MGM Mirage, Inc.	2.1	1.6
Level 3 Financing, Inc.	2.0	2.1
Intelsat Ltd.	1.9	1.9
Chesapeake Energy Corp.	1.7	1.4
HCA, Inc.	1.4	1.1
	9.1
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	11.0	9.1
Telecommunications	9.0	8.6
Gaming	7.3	5.9
Healthcare	5.9	6.8
Metals/Mining	5.8	4.6
Quality Diversification (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
AAA,AA,A 0.1%	AAA,AA,A 0.6%
BBB 0.6%	BBB 0.8%
BB 36.4%	BB 34.5%
B 42.4%	B 43.9%
CCC,CC,C 11.9%	CCC,CC,C 11.2%
Not Rated 2.0%	Not Rated 2.1%
Equities 0.9%	Equities 0.3%
Short-Term Investments and Net Other Assets 5.7%	Short-Term Investments and Net Other Assets 6.6%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2007 *		As of April 30, 2007 **
	Nonconvertible Bonds 84.6%		Nonconvertible Bonds 84.3%
	Convertible Bonds, Preferred Stocks 1.6%		Convertible Bonds, Preferred Stocks 0.3%
	Foreign Government & Government Agency Obligations 0.0%		Foreign Government & Government Agency Obligations 0.2%
	Floating Rate Loans 8.1%		Floating Rate Loans 8.5%
	Short-Term Investments and Net Other Assets 5.7%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	14.4%	** Foreign investments	14.8%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Corporate Bonds - 85.3%
	Principal Amount	Value
Convertible Bonds - 0.7%
Energy - 0.1%
Chesapeake Energy Corp. 2.75% 11/15/35	$ 457,000	$ 544,287
Shipping - 0.3%
Horizon Lines, Inc. 4.25% 8/15/12 (d)	981,000	1,084,790
Technology - 0.3%
Lucent Technologies, Inc. 2.875% 6/15/25	903,000	838,056
Nortel Networks Corp. 1.75% 4/15/12 (d)	761,000	626,394
		1,464,450
TOTAL CONVERTIBLE BONDS		3,093,527
Nonconvertible Bonds - 84.6%
Aerospace - 1.2%
Bombardier, Inc.:
7.45% 5/1/34 (d)	2,384,000	2,384,000
8% 11/15/14 (d)	975,000	1,014,000
L-3 Communications Corp.:
6.375% 10/15/15	470,000	470,000
7.625% 6/15/12	1,770,000	1,823,100
		5,691,100
Air Transportation - 2.9%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	3,100,000	3,022,500
7.324% 4/15/11	960,000	950,400
8.608% 10/1/12	200,000	202,000
AMR Corp. 9% 8/1/12	775,000	792,438
Continental Airlines, Inc.:
7.339% 4/19/14	420,000	394,800
7.875% 7/2/18	192,014	188,174
9.558% 9/1/19	227,574	238,953
Continental Airlines, Inc. pass thru trust certificates:
8.312% 10/2/12	110,974	109,587
8.388% 5/1/22	217,700	217,156
9.798% 4/1/21	3,383,207	3,552,368
Delta Air Lines, Inc. pass thru trust certificates:
8.021% 8/10/22 (d)	640,000	640,000
8.954% 8/10/14 (d)	970,000	971,213
Northwest Airlines, Inc. pass thru trust certificates:
7.027% 11/1/19	593,000	598,930
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Air Transportation - continued
Northwest Airlines, Inc. pass thru trust certificates: - continued
8.028% 11/1/17	$ 280,000	$ 282,800
United Air Lines, Inc. pass-thru certificates Class B, 7.336% 7/2/19	1,320,000	1,267,200
		13,428,519
Automotive - 2.5%
Ford Motor Co. 7.45% 7/16/31	835,000	659,650
Ford Motor Credit Co. LLC:
7% 10/1/13	1,175,000	1,057,500
7.375% 10/28/09	730,000	704,051
7.8% 6/1/12	360,000	337,050
7.9925% 1/13/12 (e)	1,635,000	1,516,463
10.9444% 6/15/11 (e)	1,773,000	1,764,135
General Motors Acceptance Corp.:
6.75% 12/1/14	495,000	439,313
6.875% 9/15/11	1,025,000	950,688
GMAC LLC:
6% 12/15/11	2,115,000	1,882,350
6.625% 5/15/12	2,800,000	2,527,000
		11,838,200
Broadcasting - 1.0%
Nexstar Broadcasting, Inc. 7% 1/15/14	1,355,000	1,294,025
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 0% 4/1/13 (b)	710,000	704,675
Umbrella Acquisition, Inc. 9.75% 3/15/15 pay-in-kind (d)	2,550,000	2,499,000
		4,497,700
Building Materials - 0.2%
Anixter International, Inc. 5.95% 3/1/15	620,000	564,200
General Cable Corp. 7.125% 4/1/17	495,000	497,475
		1,061,675
Cable TV - 3.6%
Cablevision Systems Corp.:
9.82% 4/1/09 (e)	1,030,000	1,053,175
8% 4/15/12	850,000	828,750
Charter Communications Holdings I LLC:
9.92% 4/1/14	2,590,000	2,072,000
11.125% 1/15/14	1,005,000	874,350
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings I LLC: - continued
12.125% 1/15/15 (c)	$ 1,105,000	$ 966,875
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	2,230,000	2,165,776
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	1,465,000	1,479,650
CSC Holdings, Inc. 7.625% 7/15/18	470,000	451,200
DirecTV Holdings LLC/DirecTV Financing, Inc. 6.375% 6/15/15	1,800,000	1,737,000
EchoStar Communications Corp.:
6.375% 10/1/11	480,000	486,000
6.625% 10/1/14	805,000	823,113
7% 10/1/13	1,490,000	1,545,875
Kabel Deutschland GmbH 10.625% 7/1/14	1,265,000	1,363,038
NTL Cable PLC 9.125% 8/15/16	925,000	973,563
		16,820,365
Capital Goods - 0.4%
Belden, Inc. 7% 3/15/17	625,000	621,875
Leucadia National Corp. 7% 8/15/13	175,000	169,750
Sensus Metering Systems, Inc. 8.625% 12/15/13	1,045,000	1,024,100
		1,815,725
Chemicals - 3.6%
Chemtura Corp. 6.875% 6/1/16	1,385,000	1,322,675
Equistar Chemicals LP 7.55% 2/15/26	540,000	469,800
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	430,000	447,200
10.125% 9/1/08	210,000	216,825
Lyondell Chemical Co.:
6.875% 6/15/17	2,890,000	3,150,100
8% 9/15/14	1,150,000	1,277,938
8.25% 9/15/16	1,150,000	1,312,438
Momentive Performance Materials, Inc. 9.75% 12/1/14 (d)	3,505,000	3,364,800
Nalco Co.:
7.75% 11/15/11	1,155,000	1,178,100
8.875% 11/15/13	110,000	116,050
Nell AF Sarl 8.375% 8/15/15 (d)	800,000	712,000
NOVA Chemicals Corp. 8.4838% 11/15/13 (e)	865,000	848,781
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Chemicals - continued
Phibro Animal Health Corp.:
10% 8/1/13 (d)	$ 735,000	$ 753,375
13% 8/1/14 (d)	1,535,000	1,565,700
		16,735,782
Consumer Products - 0.2%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	195,000	190,613
Jostens Holding Corp. 0% 12/1/13 (b)	680,000	639,200
		829,813
Containers - 0.7%
BWAY Corp. 10% 10/15/10	1,855,000	1,896,738
Greif, Inc. 6.75% 2/1/17	1,530,000	1,522,350
		3,419,088
Diversified Financial Services - 0.3%
Residential Capital Corp.:
6.125% 11/21/08	225,000	189,563
7.375% 6/30/10	605,000	446,188
7.5% 4/17/13	182,000	132,860
7.875% 6/30/15	450,000	328,500
Residential Capital LLC 6.2238% 6/9/08 (e)	370,000	328,375
		1,425,486
Diversified Media - 1.5%
Affinion Group, Inc. 11.5% 10/15/15	1,285,000	1,339,613
LBI Media Holdings, Inc. 0% 10/15/13 (b)	1,240,000	1,147,000
Liberty Media Corp. 8.25% 2/1/30	230,000	226,095
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (b)	1,920,000	1,387,200
10% 8/1/14	885,000	933,675
Quebecor Media, Inc. 7.75% 3/15/16	2,040,000	1,994,100
		7,027,683
Drug Stores - 0.5%
Rite Aid Corp. 7.5% 3/1/17	2,655,000	2,469,150
Electric Utilities - 5.5%
AES Corp.:
7.75% 3/1/14	580,000	580,725
7.75% 10/15/15 (d)	970,000	970,000
8% 10/15/17 (d)	970,000	980,913
9.375% 9/15/10	730,000	773,800
Aquila, Inc. 14.875% 7/1/12	885,000	1,115,100
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
Edison Mission Energy 7.2% 5/15/19 (d)	$ 970,000	$ 946,963
Energy Future Holdings:
10.875% 11/1/17 (d)	2,440,000	2,464,400
11.25% 11/1/17 pay-in-kind (d)	1,310,000	1,323,100
Intergen NV 9% 6/30/17 (d)	1,650,000	1,749,000
Mirant Americas Generation LLC 9.125% 5/1/31	490,000	490,000
NRG Energy, Inc.:
7.25% 2/1/14	430,000	430,645
7.375% 2/1/16	1,850,000	1,850,000
7.375% 1/15/17	2,015,000	2,015,000
NSG Holdings II, LLC 7.75% 12/15/25 (d)	2,730,000	2,702,700
Reliant Energy, Inc.:
7.625% 6/15/14	1,505,000	1,512,525
7.875% 6/15/17	1,485,000	1,492,425
Tenaska Alabama Partners LP 7% 6/30/21 (d)	1,218,182	1,224,273
Texas Competitive Electric Holdings Co. LLC 10.25% 11/1/15 (d)	1,470,000	1,477,350
Utilicorp Canada Finance Corp. 7.75% 6/15/11	1,550,000	1,631,375
Utilicorp United, Inc. 9.95% 2/1/11 (e)	29,000	31,538
		25,761,832
Energy - 8.9%
Atlas Pipeline Partners LP 8.125% 12/15/15	1,440,000	1,432,800
Chaparral Energy, Inc.:
8.5% 12/1/15	1,010,000	939,300
8.875% 2/1/17 (d)	660,000	615,450
Chesapeake Energy Corp.:
6.5% 8/15/17	1,945,000	1,881,788
6.875% 1/15/16	2,265,000	2,250,844
7.625% 7/15/13	1,850,000	1,926,313
7.75% 1/15/15	1,225,000	1,249,500
Compagnie Generale de Geophysique SA 7.75% 5/15/17	520,000	535,600
Complete Production Services, Inc. 8% 12/15/16	1,340,000	1,296,450
Energy Partners Ltd.:
9.75% 4/15/14 (d)	990,000	973,913
10.3675% 4/15/13 (d)(e)	1,090,000	1,100,900
Forest Oil Corp.:
7.25% 6/15/19 (d)	1,905,000	1,909,763
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Forest Oil Corp.: - continued
7.75% 5/1/14	$ 540,000	$ 545,400
8% 12/15/11	540,000	558,900
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (d)	2,120,000	2,093,500
9% 6/1/16 (d)	1,630,000	1,678,900
OPTI Canada, Inc.:
7.875% 12/15/14 (d)	1,660,000	1,645,558
8.25% 12/15/14 (d)	1,595,000	1,597,074
Pan American Energy LLC 7.75% 2/9/12 (d)	1,830,000	1,797,975
Parker Drilling Co. 9.625% 10/1/13	880,000	941,600
Petrohawk Energy Corp. 9.125% 7/15/13	2,405,000	2,552,427
Pioneer Natural Resources Co. 6.65% 3/15/17	860,000	821,300
Plains Exploration & Production Co. 7% 3/15/17	1,530,000	1,457,325
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	1,600,000	1,556,000
7.375% 7/15/13	2,515,000	2,565,300
Seitel, Inc. 9.75% 2/15/14	1,620,000	1,502,550
Tesoro Corp. 6.5% 6/1/17 (d)	1,125,000	1,108,125
W&T Offshore, Inc. 8.25% 6/15/14 (d)	1,730,000	1,678,100
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	1,060,000	1,094,450
		41,307,105
Entertainment/Film - 0.4%
AMC Entertainment, Inc. 8% 3/1/14	1,790,000	1,745,250
Environmental - 0.7%
Allied Waste North America, Inc.:
6.875% 6/1/17	1,745,000	1,736,275
7.125% 5/15/16	1,265,000	1,274,488
Browning-Ferris Industries, Inc. 7.4% 9/15/35	220,000	204,600
		3,215,363
Food and Drug Retail - 0.8%
Albertsons, Inc.:
7.45% 8/1/29	855,000	849,579
7.75% 6/15/26	980,000	984,900
8% 5/1/31	630,000	656,832
SUPERVALU, Inc. 7.5% 11/15/14	890,000	914,475
		3,405,786
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - 0.8%
Dean Foods Co. 6.9% 10/15/17	$ 585,000	$ 532,350
Dean Foods Co. 7% 6/1/16	195,000	182,325
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,110,000	1,115,550
Pierre Foods, Inc. 9.875% 7/15/12	1,235,000	1,012,700
Smithfield Foods, Inc. 7.75% 7/1/17	1,230,000	1,266,900
		4,109,825
Gaming - 7.0%
Chukchansi Economic Development Authority:
8% 11/15/13 (d)	795,000	802,950
8.8588% 11/15/12 (d)(e)	360,000	361,800
Mandalay Resort Group 9.375% 2/15/10	2,365,000	2,483,250
MGM Mirage, Inc.:
6.625% 7/15/15	1,845,000	1,743,525
6.75% 9/1/12	3,010,000	2,968,613
6.75% 4/1/13	195,000	190,125
6.875% 4/1/16	1,460,000	1,390,650
7.625% 1/15/17	3,585,000	3,585,000
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	640,000	609,600
6.375% 7/15/09	580,000	582,175
7.125% 8/15/14	585,000	574,763
Park Place Entertainment Corp. 7% 4/15/13	2,160,000	2,265,300
Scientific Games Corp. 6.25% 12/15/12	925,000	888,000
Seminole Hard Rock Entertainment, Inc. 8.1944% 3/15/14 (d)(e)	1,090,000	1,062,750
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	1,450,000	1,464,500
7.25% 5/1/12	2,135,000	2,156,350
Snoqualmie Entertainment Authority:
9.0625% 2/1/14 (d)(e)	1,280,000	1,232,000
9.125% 2/1/15 (d)	1,350,000	1,328,063
Station Casinos, Inc. 6.875% 3/1/16	960,000	780,000
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (b)	590,000	430,700
9% 1/15/12	1,380,000	1,297,200
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,305,000	2,305,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	2,010,000	1,969,800
		32,472,114
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - 5.4%
Community Health Systems, Inc. 8.875% 7/15/15 (d)	$ 1,350,000	$ 1,366,875
FMC Finance III SA 6.875% 7/15/17 (d)	2,020,000	2,020,000
HCA, Inc.:
6.5% 2/15/16	1,000,000	852,500
9.125% 11/15/14	1,905,000	1,976,438
9.25% 11/15/16	2,320,000	2,436,000
9.625% 11/15/16 pay-in-kind	1,480,000	1,563,250
HealthSouth Corp. 10.75% 6/15/16	625,000	659,375
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	1,385,000	1,395,388
LVB Acquisition Merger Sub, Inc.:
10% 10/15/17 (d)	195,000	199,388
10.375% 10/15/17 pay-in-kind (d)	210,000	211,050
11.625% 10/15/17 (d)	195,000	196,950
Multiplan, Inc. 10.375% 4/15/16 (d)	935,000	953,700
Omega Healthcare Investors, Inc.:
7% 4/1/14	2,840,000	2,861,300
7% 1/15/16	1,635,000	1,639,088
Rural/Metro Corp. 9.875% 3/15/15	515,000	494,400
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	1,305,000	1,376,775
United Surgical Partners International, Inc.:
8.875% 5/1/17	590,000	595,163
9.25% 5/1/17 pay-in-kind	760,000	759,050
Universal Hospital Services, Inc. 8.5% 6/1/15 pay-in-kind (d)	415,000	417,075
US Oncology Holdings, Inc. 10.0094% 3/15/12 pay-in-kind (d)(e)	900,000	792,000
Ventas Realty LP:
6.5% 6/1/16	945,000	928,463
6.625% 10/15/14	650,000	646,750
Viant Holdings, Inc. 10.125% 7/15/17 (d)	928,000	872,320
		25,213,298
Homebuilding/Real Estate - 1.7%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	825,000	800,250
7.125% 2/15/13 (d)	1,585,000	1,545,375
8.125% 6/1/12	2,920,000	2,934,600
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Homebuilding/Real Estate - continued
K. Hovnanian Enterprises, Inc.:
6.25% 1/15/15	$ 360,000	$ 273,600
8.875% 4/1/12	870,000	663,375
KB Home 7.75% 2/1/10	1,595,000	1,535,188
TOUSA, Inc. 7.5% 1/15/15	415,000	41,500
		7,793,888
Hotels - 0.8%
Grupo Posadas SA de CV 8.75% 10/4/11 (d)	1,020,000	1,060,800
Host Marriott LP 7.125% 11/1/13	2,415,000	2,451,225
		3,512,025
Insurance - 1.2%
Leucadia National Corp. 7.125% 3/15/17	3,080,000	2,895,200
Unum Group 7.375% 6/15/32	660,000	684,193
USI Holdings Corp.:
9.4325% 11/15/14 (d)(e)	1,660,000	1,560,400
9.75% 5/15/15 (d)	505,000	451,975
		5,591,768
Leisure - 2.5%
NCL Corp. Ltd. 10.625% 7/15/14	2,160,000	2,181,600
Royal Caribbean Cruises Ltd. yankee:
7% 6/15/13	515,000	517,025
7.25% 6/15/16	590,000	587,050
7.5% 10/15/27	1,680,000	1,570,800
Six Flags, Inc.:
9.625% 6/1/14	295,000	231,575
9.75% 4/15/13	595,000	481,950
Town Sports International Holdings, Inc. 0% 2/1/14 (b)	708,000	665,520
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,660,000	2,773,050
Universal City Florida Holding Co. I/II:
8.375% 5/1/10	225,000	226,688
10.1063% 5/1/10 (e)	2,180,000	2,223,600
		11,458,858
Metals/Mining - 5.8%
Arch Western Finance LLC 6.75% 7/1/13	2,260,000	2,200,675
Compass Minerals International, Inc. 0% 6/1/13 (b)	1,620,000	1,652,400
Drummond Co., Inc. 7.375% 2/15/16 (d)	2,570,000	2,415,800
FMG Finance Property Ltd.:
9.6213% 9/1/11 (d)(e)	995,000	1,032,313
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Metals/Mining - continued
FMG Finance Property Ltd.: - continued
10% 9/1/13 (d)	$ 575,000	$ 633,938
10.625% 9/1/16 (d)	935,000	1,105,638
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	540,000	584,550
8.375% 4/1/17	565,000	618,675
Massey Energy Co. 6.875% 12/15/13	2,880,000	2,721,600
Noranda Aluminium Acquisition Corp. 9.36% 5/15/15 pay-in-kind (d)(e)	1,165,000	1,083,450
Peabody Energy Corp.:
7.375% 11/1/16	1,000,000	1,046,250
7.875% 11/1/26	1,005,000	1,047,713
PNA Group, Inc. 10.75% 9/1/16	1,670,000	1,699,225
PNA Intermediate Holding Corp. 12.5575% 2/15/13 pay-in-kind (d)(e)	540,000	529,200
RathGibson, Inc. 11.25% 2/15/14	1,710,000	1,761,300
Ryerson Tull, Inc.:
12% 11/1/15 (d)	410,000	419,225
12.6188% 11/1/14 (d)(e)	490,000	501,025
Steel Dynamics, Inc.:
6.75% 4/1/15 (d)	3,060,000	2,922,300
7.375% 11/1/12 (d)	900,000	900,000
Vedanta Resources PLC 6.625% 2/22/10 (d)	2,055,000	2,047,397
		26,922,674
Paper - 1.3%
Georgia-Pacific Corp.:
7% 1/15/15 (d)	2,680,000	2,619,700
8.875% 5/15/31	1,255,000	1,242,450
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	870,000	843,900
Stone Container Finance Co. 7.375% 7/15/14	1,480,000	1,428,200
		6,134,250
Publishing/Printing - 1.1%
Scholastic Corp. 5% 4/15/13	1,035,000	895,275
The Reader's Digest Association, Inc. 9% 2/15/17 (d)	1,245,000	1,108,050
TL Acquisitions, Inc.:
0% 7/15/15 (b)(d)	645,000	522,450
10.5% 1/15/15 (d)	1,700,000	1,683,000
Valassis Communications, Inc. 8.25% 3/1/15	1,050,000	882,000
		5,090,775
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Railroad - 0.2%
Kansas City Southern Railway Co. 7.5% 6/15/09	$ 1,100,000	$ 1,111,000
Restaurants - 0.9%
Carrols Corp. 9% 1/15/13	2,035,000	1,945,969
Landry's Restaurants, Inc. 9.5% 12/15/14	2,305,000	2,310,763
		4,256,732
Services - 4.5%
ARAMARK Corp.:
8.5% 2/1/15	1,150,000	1,167,250
8.8563% 2/1/15 (e)	635,000	638,175
Ashtead Capital, Inc. 9% 8/15/16 (d)	1,200,000	1,164,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	1,065,000	1,049,025
7.75% 5/15/16	1,940,000	1,901,200
8.0575% 5/15/14 (e)	120,000	118,200
Education Management LLC/Education Management Finance Corp. 10.25% 6/1/16	1,320,000	1,382,700
FTI Consulting, Inc.:
7.625% 6/15/13	2,425,000	2,473,500
7.75% 10/1/16	595,000	622,519
Hertz Corp.:
8.875% 1/1/14	485,000	499,550
10.5% 1/1/16	845,000	908,375
Iron Mountain, Inc.:
6.625% 1/1/16	600,000	570,000
7.75% 1/15/15	1,030,000	1,042,875
8.25% 7/1/11	735,000	731,325
8.625% 4/1/13	1,110,000	1,129,425
Penhall International Corp. 12% 8/1/14 (d)	490,000	499,800
Rental Service Corp. 9.5% 12/1/14	1,070,000	1,027,200
Rural/Metro Corp. 0% 3/15/16 (b)	1,305,000	913,500
Service Corp. International:
6.75% 4/1/15	845,000	834,438
7.5% 4/1/27	1,720,000	1,599,600
US Investigations Services, Inc.:
10.5% 11/1/15 (d)	490,000	466,725
11.75% 5/1/16 (d)	290,000	270,425
		21,009,807
Shipping - 1.9%
Britannia Bulk PLC 11% 12/1/11	1,410,000	1,480,500
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Shipping - continued
Navios Maritime Holdings, Inc. 9.5% 12/15/14	$ 1,825,000	$ 1,934,500
Ship Finance International Ltd. 8.5% 12/15/13	3,995,000	4,084,888
Teekay Corp. 8.875% 7/15/11	1,460,000	1,518,400
		9,018,288
Specialty Retailing - 0.4%
VWR Funding, Inc. 10.25% 7/15/15 (d)	1,750,000	1,719,375
Super Retail - 1.0%
NBC Acquisition Corp. 0% 3/15/13 (b)	1,980,000	1,782,000
Nebraska Book Co., Inc. 8.625% 3/15/12	1,475,000	1,467,625
Toys 'R' US, Inc. 7.625% 8/1/11	1,800,000	1,629,000
		4,878,625
Technology - 4.3%
Amkor Technology, Inc. 7.75% 5/15/13	340,000	328,100
Celestica, Inc. 7.875% 7/1/11	1,140,000	1,108,650
First Data Corp. 9.875% 9/24/15 (d)	490,000	469,175
Flextronics International Ltd. 6.25% 11/15/14	860,000	810,550
Freescale Semiconductor, Inc.:
8.875% 12/15/14	1,495,000	1,414,719
9.125% 12/15/14 pay-in-kind	775,000	701,375
9.5694% 12/15/14 (e)	1,515,000	1,391,982
10.125% 12/15/16	1,410,000	1,277,883
Hynix Semiconductor, Inc. 7.875% 6/27/17 (d)	1,075,000	1,025,281
Lucent Technologies, Inc.:
6.45% 3/15/29	2,625,000	2,205,000
6.5% 1/15/28	1,065,000	894,600
Nortel Networks Corp.:
9.4925% 7/15/11 (d)(e)	1,335,000	1,318,313
10.125% 7/15/13 (d)	1,520,000	1,550,400
NXP BV 7.9925% 10/15/13 (e)	1,485,000	1,407,038
Seagate Technology HDD Holdings 6.8% 10/1/16	470,000	464,125
STATS ChipPAC Ltd. 7.5% 7/19/10	345,000	354,074
Xerox Capital Trust I 8% 2/1/27	3,445,000	3,427,775
		20,149,040
Telecommunications - 8.1%
Cincinnati Bell, Inc. 8.375% 1/15/14	1,065,000	1,065,000
Digicel Group Ltd.:
8.875% 1/15/15 (d)	1,540,000	1,424,500
9.125% 1/15/15 pay-in-kind (d)	695,000	642,875
9.25% 9/1/12 (d)	2,360,000	2,413,100
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Ltd.:
6.5% 11/1/13	$ 2,940,000	$ 2,307,900
7.625% 4/15/12	2,090,000	1,818,300
9.25% 6/15/16	2,360,000	2,442,600
11.25% 6/15/16	2,080,000	2,236,000
Level 3 Financing, Inc.:
8.75% 2/15/17	575,000	523,969
9.15% 2/15/15 (e)	1,865,000	1,673,838
9.25% 11/1/14	5,410,000	5,098,899
12.25% 3/15/13	1,750,000	1,865,938
MetroPCS Wireless, Inc. 9.25% 11/1/14 (d)	1,675,000	1,666,625
Mobile Telesystems Finance SA 8% 1/28/12 (d)	1,301,000	1,349,788
Orascom Telecom Finance SCA 7.875% 2/8/14 (d)	1,370,000	1,316,913
PanAmSat Corp. 9% 8/15/14	729,000	756,338
Qwest Corp.:
6.5% 6/1/17 (d)	1,040,000	1,023,506
7.625% 6/15/15	795,000	838,725
8.9444% 6/15/13 (e)	3,080,000	3,287,900
Rural Cellular Corp. 8.6213% 6/1/13 (d)(e)	1,150,000	1,173,000
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	525,000	546,000
U.S. West Communications:
6.875% 9/15/33	1,005,000	947,213
7.5% 6/15/23	1,040,000	1,029,600
Windstream Corp. 8.125% 8/1/13	195,000	206,700
		37,655,227
Textiles & Apparel - 0.8%
Hanesbrands, Inc. 8.7841% 12/15/14 (d)(e)	1,025,000	1,030,125
Levi Strauss & Co. 8.875% 4/1/16	2,870,000	2,927,400
		3,957,525
TOTAL NONCONVERTIBLE BONDS		394,550,716
TOTAL CORPORATE BONDS (Cost $400,844,567)		397,644,243
Preferred Stocks - 0.9%
	Shares	Value
Convertible Preferred Stocks - 0.5%
Electric Utilities - 0.1%
AES Trust III 6.75%	11,600	$ 563,760
Energy - 0.4%
El Paso Corp. 4.99%	1,360	1,986,237
TOTAL CONVERTIBLE PREFERRED STOCKS		2,549,997
Nonconvertible Preferred Stocks - 0.4%
Telecommunications - 0.4%
Rural Cellular Corp. 12.25% pay-in-kind	1,426	1,782,500
TOTAL PREFERRED STOCKS (Cost $4,076,941)		4,332,497
Floating Rate Loans - 8.1%
	Principal Amount
Auto Parts Distribution - 0.3%
Federal-Mogul Corp. term loan 6.65% 12/31/07 (e)	$ 1,170,000	1,165,613
Automotive - 0.7%
Ford Motor Co. term loan 8.7% 12/15/13 (e)	2,499,596	2,405,861
Navistar International Corp.:
term loan 8.2338% 1/19/12 (e)	726,000	716,925
Credit-Linked Deposit 8.2793% 1/19/12 (e)	264,000	260,700
		3,383,486
Broadcasting - 0.3%
Univision Communications, Inc.:
Tranche 1LN, term loan 7.2042% 9/29/14 (e)	1,565,638	1,483,442
Tranche DD 1LN, term loan 9/29/14 (f)	54,362	51,508
		1,534,950
Cable TV - 1.2%
Charter Communications Operating LLC Tranche B 1LN, term loan 6.99% 3/6/14 (e)	1,515,000	1,454,400
CSC Holdings, Inc. Tranche B, term loan 6.875% 3/31/13 (e)	2,531,450	2,464,999
Insight Midwest Holdings LLC Tranche B, term loan 7% 4/6/14 (e)	1,800,000	1,759,500
		5,678,899
Floating Rate Loans - continued
	Principal Amount	Value
Capital Goods - 0.5%
Dresser, Inc.:
Tranche 2LN, term loan 11.1288% 5/4/15 pay-in-kind (e)	$ 1,240,000	$ 1,209,000
Tranche B 1LN, term loan 7.9885% 5/4/14 (e)	168,267	164,902
Penhall International Corp. term loan 12.6425% 4/1/12 (e)	850,725	833,711
		2,207,613
Electric Utilities - 0.0%
NRG Energy, Inc. term loan 6/8/14 (f)	211,461	207,231
Energy - 1.6%
Ashmore Energy International:
Revolving Credit-Linked Deposit 8.0981% 3/30/12 (e)	250,608	244,343
term loan 8.1981% 3/30/14 (e)	1,888,962	1,841,738
Kinder Morgan, Inc. Tranche B, term loan 6.3147% 5/30/14 (e)	2,862,903	2,784,173
Petroleum Geo-Services ASA term loan 6.95% 6/29/15 (e)	1,197,000	1,179,045
Sandridge Energy, Inc. term loan:
8.625% 4/1/15 (e)	1,350,000	1,333,125
8.8538% 4/1/14 (e)	250,000	248,125
		7,630,549
Entertainment/Film - 0.4%
Zuffa LLC term loan 7.5625% 6/19/15 (e)	1,775,550	1,606,873
Gaming - 0.3%
Fantasy Springs Resort Casino term loan 12.25% 8/6/12 (e)	1,200,000	1,194,000
Healthcare - 0.5%
Community Health Systems, Inc.:
term loan 7.7563% 7/25/14 (e)	2,054,501	2,010,843
Tranche DD, term loan 7/25/14 (f)	135,499	132,619
		2,143,462
Paper - 0.4%
Georgia-Pacific Corp. Tranche B1, term loan 7.4119% 12/23/12 (e)	2,007,160	1,954,472
Services - 0.7%
Adesa, Inc. term loan 7.45% 10/20/13 (e)	2,214,450	2,139,712
Floating Rate Loans - continued
	Principal Amount	Value
Services - continued
NES Rentals Holdings, Inc. Tranche 2, term loan 12.125% 7/20/13 (e)	$ 163,943	$ 159,024
RSC Equipment Rental Tranche 2LN, term loan 8.75% 11/30/13 (e)	1,069,508	1,040,096
		3,338,832
Technology - 0.5%
Kronos, Inc.:
Tranche 1LN, term loan 7.4481% 6/11/14 (e)	1,296,750	1,251,364
Tranche 2LN, term loan 10.9481% 6/11/15 (e)	1,250,000	1,162,500
		2,413,864
Telecommunications - 0.5%
Digicel International Finance Ltd. term loan 7.75% 3/30/12 (e)	1,410,000	1,374,750
Level 3 Communications, Inc. term loan 7.4925% 3/13/14 (e)	940,000	912,975
		2,287,725
Textiles & Apparel - 0.2%
Levi Strauss & Co. term loan 7.5681% 4/4/14 (e)	880,000	820,600
TOTAL FLOATING RATE LOANS (Cost $38,721,660)		37,568,169
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 4.97% (a) (Cost $12,301,355)	12,301,355	12,301,355
Cash Equivalents - 0.5%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 4.54%, dated 10/31/07 due 11/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $2,562,000)	$ 2,562,323	2,562,000
TOTAL INVESTMENT PORTFOLIO - 97.4% (Cost $458,506,523)		454,408,264
NET OTHER ASSETS - 2.6%		12,030,319
NET ASSETS - 100%		$ 466,438,583
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $102,136,112 or 21.9% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $401,322 and $391,358, respectively. The coupon rate will be determined at time of settlement.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,562,000 due 11/01/07 at 4.54%
Banc of America Securities LLC	$ 1,454,651
Lehman Brothers, Inc.	1,107,349
$ 2,562,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,129,491
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.6%
Bermuda	4.2%
Canada	3.6%
Luxembourg	1.2%
United Kingdom	1.0%
Others (individually less than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including repurchase agreements of $2,562,000) - See accompanying schedule: Unaffiliated issuers (cost $446,205,168)	$ 442,106,909
Fidelity Central Funds (cost $12,301,355)	12,301,355
Total Investments (cost $458,506,523)		$ 454,408,264
Cash		26,444
Receivable for investments sold		4,260,031
Receivable for fund shares sold		703,090
Interest receivable		9,029,080
Distributions receivable from Fidelity Central Funds		97,173
Prepaid expenses		224
Receivable from investment adviser for expense reductions		4,921
Other receivables		28,490
Total assets		468,557,717

Liabilities
Payable for investments purchased	$ 427,651
Payable for fund shares redeemed	685,579
Distributions payable	508,919
Accrued management fee	224,809
Distribution fees payable	108,423
Other affiliated payables	107,275
Other payables and accrued expenses	56,478
Total liabilities		2,119,134

Net Assets		$ 466,438,583
Net Assets consist of:
Paid in capital		$ 464,989,888
Undistributed net investment income		1,534,434
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,012,520
Net unrealized appreciation (depreciation) on investments		(4,098,259)
Net Assets		$ 466,438,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($110,703,124 ÷ 12,129,972 shares)	$ 9.13

Maximum offering price per share (100/96.00 of $9.13)	$ 9.51
Class T: Net Asset Value and redemption price per share ($57,798,301 ÷ 6,340,105 shares)	$ 9.12

Maximum offering price per share (100/96.00 of $9.12)	$ 9.50
Class B: Net Asset Value and offering price per share ($41,049,162 ÷ 4,505,883 shares)A	$ 9.11

Class C: Net Asset Value and offering price per share ($50,700,081 ÷ 5,564,846 shares)A	$ 9.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($206,187,915 ÷ 22,567,821 shares)	$ 9.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 217,722
Interest		40,042,451
Income from Fidelity Central Funds		1,129,491
Total income		41,389,664

Expenses
Management fee	$ 2,882,349
Transfer agent fees	1,157,838
Distribution fees	1,386,474
Accounting fees and expenses	211,435
Custodian fees and expenses	21,024
Independent trustees' compensation	1,741
Registration fees	96,374
Audit	64,974
Legal	5,589
Miscellaneous	4,204
Total expenses before reductions	5,832,002
Expense reductions	(168,324)	5,663,678
Net investment income		35,725,986
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,994,651
Foreign currency transactions	103
Total net realized gain (loss)		3,994,754
Change in net unrealized appreciation (depreciation) on investment securities		(9,671,363)
Net gain (loss)		(5,676,609)
Net increase (decrease) in net assets resulting from operations		$ 30,049,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 35,725,986	$ 35,542,146
Net realized gain (loss)	3,994,754	3,829,006
Change in net unrealized appreciation (depreciation)	(9,671,363)	7,124,502
Net increase (decrease) in net assets resulting from operations	30,049,377	46,495,654
Distributions to shareholders from net investment income	(35,953,402)	(34,347,748)
Distributions to shareholders from net realized gain	(2,796,940)	(7,477,368)
Total distributions	(38,750,342)	(41,825,116)
Share transactions - net increase (decrease)	(36,444,831)	188,578
Redemption fees	67,957	576,163
Total increase (decrease) in net assets	(45,077,839)	5,435,279

Net Assets
Beginning of period	511,516,422	506,081,143
End of period (including undistributed net investment income of $1,534,434 and undistributed net investment income of $1,420,855, respectively)	$ 466,438,583	$ 511,516,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 9.15	$ 9.59	$ 9.33	$ 7.89
Income from Investment Operations
Net investment incomeC	.661	.634	.615	.675	.725
Net realized and unrealized gain (loss)	(.078)	.214	(.288)	.267	1.360
Total from investment operations	.583	.848	.327	.942	2.085
Distributions from net investment income	(.664)	(.613)	(.629)	(.683)	(.645)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.714)	(.748)	(.769)	(.683)	(.645)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.13	$ 9.26	$ 9.15	$ 9.59	$ 9.33
Total ReturnA,B	6.46%	9.82%	3.53%	10.50%	27.23%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.04%	1.01%	1.02%	1.01%	1.00%
Expenses net of fee waivers, if any	1.04%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.03%	1.00%	1.00%	1.00%	1.00%
Net investment income	7.11%	6.95%	6.58%	7.21%	8.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,703	$ 130,666	$ 115,345	$ 94,349	$ 61,084
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.14	$ 9.58	$ 9.33	$ 7.89
Income from Investment Operations
Net investment incomeC	.654	.624	.607	.668	.717
Net realized and unrealized gain (loss)	(.077)	.215	(.289)	.255	1.359
Total from investment operations	.577	.839	.318	.923	2.076
Distributions from net investment income	(.658)	(.604)	(.620)	(.674)	(.636)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.708)	(.739)	(.760)	(.674)	(.636)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.12	$ 9.25	$ 9.14	$ 9.58	$ 9.33
Total ReturnA,B	6.40%	9.73%	3.43%	10.29%	27.11%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.15%	1.18%	1.19%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.04%	6.85%	6.49%	7.11%	8.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,798	$ 68,487	$ 69,091	$ 91,707	$ 81,735
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Income from Investment Operations
Net investment incomeC	.593	.565	.546	.606	.658
Net realized and unrealized gain (loss)	(.086)	.215	(.279)	.256	1.361
Total from investment operations	.507	.780	.267	.862	2.019
Distributions from net investment income	(.598)	(.545)	(.559)	(.613)	(.579)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.648)	(.680)	(.699)	(.613)	(.579)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Total ReturnA,B	5.61%	9.03%	2.87%	9.58%	26.32%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.79%	1.81%	1.81%	1.80%	1.80%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	6.39%	6.20%	5.84%	6.46%	7.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,049	$ 51,362	$ 64,804	$ 79,997	$ 70,661
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.14	$ 9.57	$ 9.32	$ 7.88
Income from Investment Operations
Net investment incomeC	.584	.556	.536	.597	.651
Net realized and unrealized gain (loss)	(.085)	.215	(.278)	.256	1.359
Total from investment operations	.499	.771	.258	.853	2.010
Distributions from net investment income	(.590)	(.536)	(.550)	(.604)	(.570)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.640)	(.671)	(.690)	(.604)	(.570)
Redemption fees added to paid in capitalC	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.11	$ 9.25	$ 9.14	$ 9.57	$ 9.32
Total ReturnA,B	5.51%	8.92%	2.77%	9.47%	26.19%
Ratios to Average Net AssetsD,F
Expenses before reductions	1.84%	1.86%	1.87%	1.87%	1.88%
Expenses net of fee waivers, if any	1.84%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.84%	1.85%	1.85%	1.85%	1.85%
Net investment income	6.30%	6.10%	5.74%	6.36%	7.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,700	$ 52,796	$ 56,036	$ 64,187	$ 59,655
Portfolio turnover rateE	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 9.16	$ 9.60	$ 9.34	$ 7.90
Income from Investment Operations
Net investment incomeB	.678	.648	.630	.690	.739
Net realized and unrealized gain (loss)	(.078)	.214	(.289)	.267	1.359
Total from investment operations	.600	.862	.341	.957	2.098
Distributions from net investment income	(.681)	(.627)	(.643)	(.698)	(.658)
Distributions from net realized gain	(.050)	(.135)	(.140)	-	-
Total distributions	(.731)	(.762)	(.783)	(.698)	(.658)
Redemption fees added to paid in capitalB	.001	.010	.002	.001	-
Net asset value, end of period	$ 9.14	$ 9.27	$ 9.16	$ 9.60	$ 9.34
Total ReturnA	6.65%	9.98%	3.68%	10.66%	27.38%
Ratios to Average Net AssetsC,E
Expenses before reductions	.90%	.91%	.91%	.90%	.96%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income	7.29%	7.10%	6.73%	7.36%	8.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,188	$ 208,205	$ 200,804	$ 171,625	$ 108,885
Portfolio turnover rateD	69%	72%	115%	126%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, foreign currency transactions, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,791,721
Unrealized depreciation	(10,485,489)
Net unrealized appreciation (depreciation)	(3,693,768)
Undistributed ordinary income	971,332
Undistributed long-term capital gain	3,052,376

Cost for federal income tax purposes	$ 458,102,032

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 36,512,790	$ 36,009,385
Long-term Capital Gains	2,237,552	5,815,731
Total	$ 38,750,342	$ 41,825,116

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $330,635,627 and $371,248,714, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 267,824	$ 8,688
Class T	-%	.25%	164,490	2,228
Class B	.65%	.25%	423,364	306,013
Class C	.75%	.25%	530,796	86,023
			$ 1,386,474	$ 402,952

On January 18, 2007, the Board of Trustees approved an increase in Class A's Service fee from .15% to .25%, effective April 1, 2007.

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A and Class T shares (4.75% for Class A and 3.50% for Class T shares prior to April 1, 2007), some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,264
Class T	8,217
Class B*	112,516
Class C*	6,333
$ 161,330

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 239,460.18
Class T	165,317.25
Class B	115,945.25
Class C	102,873.19
Institutional Class	534,243.25
	$ 1,157,838

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $1,080 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class T	1.10%	$ 31,438
Class B	1.75%	20,304
Institutional Class	.85%	97,870
		$ 149,612

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,927. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 665
Class C	183
$ 848

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were

Annual Report

9. Other - continued

employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 9,302,068	$ 8,132,325
Class T	4,669,869	4,364,476
Class B	3,042,316	3,396,706
Class C	3,375,711	3,076,065
Institutional Class	15,563,438	15,378,176
Total	$ 35,953,402	$ 34,347,748
From net realized gain
Class A	$ 717,818	$ 1,726,911
Class T	372,057	982,007
Class B	273,621	927,262
Class C	287,733	811,022
Institutional Class	1,145,711	3,030,166
Total	$ 2,796,940	$ 7,477,368

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	4,823,567	4,921,122	$ 44,899,363	$ 44,901,425
Reinvestment of distributions	872,007	887,253	8,089,795	8,091,586
Shares redeemed	(7,670,370)	(4,307,073)	(70,188,611)	(39,280,504)
Net increase (decrease)	(1,974,796)	1,501,302	$ (17,199,453)	$ 13,712,507
Class T
Shares sold	1,319,743	2,122,712	$ 12,314,694	$ 19,339,885
Reinvestment of distributions	435,214	473,437	4,034,667	4,311,964
Shares redeemed	(2,817,309)	(2,751,537)	(25,961,241)	(25,073,627)
Net increase (decrease)	(1,062,352)	(155,388)	$ (9,611,880)	$ (1,421,778)
Class B
Shares sold	603,470	723,865	$ 5,609,729	$ 6,590,070
Reinvestment of distributions	214,017	279,486	1,982,494	2,542,733
Shares redeemed	(1,865,682)	(2,541,737)	(17,283,240)	(23,161,228)
Net increase (decrease)	(1,048,195)	(1,538,386)	$ (9,691,017)	$ (14,028,425)
Class C
Shares sold	1,319,230	1,340,176	$ 12,243,579	$ 12,225,070
Reinvestment of distributions	252,132	266,004	2,334,124	2,420,777
Shares redeemed	(1,715,151)	(2,030,012)	(15,837,856)	(18,484,174)
Net increase (decrease)	(143,789)	(423,832)	$ (1,260,153)	$ (3,838,327)
Institutional Class
Shares sold	7,848,485	27,984,682	$ 72,659,708	$ 253,342,940
Reinvestment of distributions	1,665,509	1,859,946	15,453,928	16,967,286
Shares redeemed	(9,402,619)	(29,311,604)	(86,795,964)	(264,545,625)
Net increase (decrease)	111,375	533,024	$ 1,317,672	$ 5,764,601

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 24, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-
2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor High Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Advisor High Income. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor High Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor High Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor High Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor High Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor High Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor High Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor High Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor High Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/10/07	12/07/07	$.06

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $3,734,861, or, if subsequently determined to be different, the net capital gain of such year.

A total of .10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $25,028,911 of distributions paid during the period January 1, 2007 to October 31, 2007, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor High Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Institutional Class (Class I) of the fund compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Class B ranked below its competitive median for 2006, the total expenses of Class T ranked equal to its competitive median for 2006, and the total expenses of each of Class C and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

AHII-UANN-1207
1.784749.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

In December 2006, the Board of Trustees approved a new management contract for Fidelity® Advisor Value Fund. It is expected that fund shareholders will be asked to vote on the new management contract at a shareholder meeting on or about April 16, 2008. If approved by shareholders, the new management contract will add a performance adjustment component to the management fee based on the fund's performance versus the Russell Midcap® Value Index and will allow the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

The note above is not a solicitation of any proxy. More detailed information will be contained in the proxy statement, which is expected to be available after February 19, 2008.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	8.65%	13.61%
Class T (incl. 3.50% sales charge)	10.98%	14.02%
Class B (incl. contingent deferred sales charge)B	9.39%	13.97%
Class C (incl. c ontingent deferred sales charge)C	13.37%	14.49%

A From December 23, 2003.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Fund - Class T on December 23, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

Despite a slowing housing market, the subprime mortgage loan crisis, a credit crunch and sharply higher energy prices, U.S. stock markets performed very well during the 12-month period ending October 31, 2007. Upbeat corporate earnings and persistently solid economic data drove much of the positive momentum for equities. There were only three notably bad months during the period: February, when equities fell on the first whispers of the subprime woes and a brief slump in Asian stocks; and June and July, as crude oil prices spiked, the dollar fell to new lows and subprime mortgage concerns accelerated. The Federal Reserve Board helped spark a late-period rally, first in August by lowering its discount rate to inject liquidity into the financial system, then with reductions in the federal funds target rate in September and October. For the 12 months overall, the Dow Jones Industrial AverageSM rose 17.94%, the Standard & Poor's 500SM Index returned 14.56% and the NASDAQ Composite® Index shot up 21.75%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 15.28%, 15.01%, 14.39% and 14.37%, respectively, (excluding sales charges), solidly beating the Russell Midcap® Value Index, which rose 9.73%. Although I was on a planned leave of absence from July through September of this period, I remained actively involved and in close contact with Matthew Friedman, who managed the fund in my absence. The fund's outperformance was fueled by an overweighting in energy stocks overall and by strong stock picking in the energy services area, including National Oilwell Varco, FMC Technologies, Cameron International and Smith International. Heavily underweighting financials - as well as not owning index components Sovereign Bancorp, KeyCorp and MGIC Investment - also contributed, as the entire sector struggled. Further gains were generated within health care equipment and services, including out-of-index stocks Baxter International and Medco Health Solutions. Elsewhere, non-index capital goods stocks Deere and Fluor boosted performance, as did glass container maker Owens-Illinois in the materials area. On the flip side, weak picks in consumer discretionary hurt, particularly overweightings in retailers Liz Claiborne and OfficeMax, and boat manufacturer Brunswick. Underweighting materials stocks also detracted, including having no exposure to strong-performing index components Mosaic, U.S. Steel, Freeport-McMoRan Copper & Gold and Lyondell Chemical. Elsewhere, a lack of exposure to energy giant and index component Hess was a negative, as was an out-of-index investment in Countrywide Financial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,017.20	$ 6.36
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,016.00	$ 7.57
HypotheticalA	$ 1,000.00	$ 1,017.69	$ 7.58
Class B
Actual	$ 1,000.00	$ 1,013.10	$ 10.15
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,013.10	$ 10.15
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,018.30	$ 4.83
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.49%
Class B	2.00%
Class C	2.00%
Institutional Class	.95%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Owens-Illinois, Inc.	1.2	1.2
National Oilwell Varco, Inc.	1.2	1.0
Xerox Corp.	1.1	1.3
Avon Products, Inc.	1.1	1.1
AT&T, Inc.	1.1	1.0
Agilent Technologies, Inc.	1.0	0.9
Eastman Kodak Co.	1.0	0.8
FMC Technologies, Inc.	1.0	0.6
The Brink's Co.	1.0	0.9
Fluor Corp.	0.9	0.7
	10.6
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	17.3
Consumer Discretionary	18.0	18.4
Financials	13.9	14.8
Energy	12.3	9.4
Industrials	9.0	9.2
Asset Allocation (% of fund's net assets)
As of October 31, 2007*		As of April 30, 2007**
	Stocks 99.4%		Stocks 96.3%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	10.6%	** Foreign investments	9.4%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 18.0%
Auto Components - 0.3%
Gentex Corp.	19,151	$ 397,958
The Goodyear Tire & Rubber Co. (a)	6,700	202,005
		599,963
Automobiles - 1.5%
Ford Motor Co. (a)	111,100	985,457
Nissan Motor Co. Ltd.	22,702	261,414
Renault SA	7,555	1,268,605
Winnebago Industries, Inc.	19,102	492,450
		3,007,926
Diversified Consumer Services - 0.6%
H&R Block, Inc.	41,900	913,420
Service Corp. International	14,100	204,027
		1,117,447
Hotels, Restaurants & Leisure - 2.1%
Aristocrat Leisure Ltd.	17,221	168,447
Brinker International, Inc.	30,030	762,462
Carnival Corp. unit	25,900	1,242,682
Royal Caribbean Cruises Ltd.	38,660	1,657,741
WMS Industries, Inc. (a)(d)	7,700	266,959
		4,098,291
Household Durables - 3.2%
Beazer Homes USA, Inc.	1,300	14,599
Black & Decker Corp.	14,490	1,302,796
Centex Corp.	10,200	255,612
Ethan Allen Interiors, Inc. (d)	18,400	567,824
KB Home	6,300	174,132
La-Z-Boy, Inc. (d)	13,900	109,671
Leggett & Platt, Inc.	43,200	839,376
Samson Holding Ltd.	9,000	2,746
Sealy Corp., Inc. (d)	30,700	405,854
The Stanley Works	27,660	1,591,833
Whirlpool Corp.	11,100	878,898
		6,143,341
Leisure Equipment & Products - 2.1%
Brunswick Corp.	46,930	1,047,008
Eastman Kodak Co. (d)	69,420	1,989,577
Mattel, Inc.	14,200	296,638
Polaris Industries, Inc. (d)	17,100	840,978
		4,174,201
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 2.6%
Cinemark Holdings, Inc.	15,300	$ 263,313
E.W. Scripps Co. Class A (d)	29,558	1,330,406
Gannett Co., Inc.	20,800	882,128
Grupo Televisa SA de CV (CPO) sponsored ADR	3,600	89,460
Live Nation, Inc. (a)	14,762	301,735
Omnicom Group, Inc.	11,600	591,368
R.H. Donnelley Corp. (a)	18,000	987,300
Regal Entertainment Group Class A	26,100	589,077
The McClatchy Co. Class A (d)	200	3,318
Valassis Communications, Inc. (a)	12,220	120,367
		5,158,472
Multiline Retail - 0.9%
Family Dollar Stores, Inc.	35,100	889,785
Retail Ventures, Inc. (a)	15,553	134,845
Sears Holdings Corp. (a)	4,400	593,076
Tuesday Morning Corp.	9,220	70,256
		1,687,962
Specialty Retail - 4.0%
AnnTaylor Stores Corp. (a)	17,483	541,798
Asbury Automotive Group, Inc.	17,553	321,746
AutoZone, Inc. (a)	4,200	522,522
Best Buy Co., Inc.	3,700	179,524
Chico's FAS, Inc. (a)	12,200	160,308
Foot Locker, Inc.	14,687	218,689
Gap, Inc.	54,300	1,026,270
Group 1 Automotive, Inc.	12,939	401,756
OfficeMax, Inc.	34,300	1,085,595
PetSmart, Inc.	36,600	1,096,170
RadioShack Corp.	2,800	57,736
Select Comfort Corp. (a)(d)	14,848	169,713
Staples, Inc.	13,349	311,566
The Children's Place Retail Stores, Inc. (a)	3,600	92,160
Tiffany & Co., Inc.	9,300	503,874
Williams-Sonoma, Inc. (d)	38,600	1,213,584
		7,903,011
Textiles, Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc. (d)	47,504	1,352,439
TOTAL CONSUMER DISCRETIONARY		35,243,053
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 4.3%
Beverages - 0.3%
Cott Corp. (a)	31,700	$ 224,606
SABMiller PLC	15,600	468,659
		693,265
Food & Staples Retailing - 1.4%
Rite Aid Corp. (a)(d)	159,650	624,232
SUPERVALU, Inc.	6,600	255,750
Sysco Corp.	44,900	1,539,621
Winn-Dixie Stores, Inc. (a)(d)	11,357	268,479
		2,688,082
Food Products - 1.3%
Bunge Ltd.	8,250	950,318
Chiquita Brands International, Inc. (a)	9,373	175,744
Groupe Danone	900	77,625
Leroy Seafood Group ASA	9,900	210,305
Marine Harvest ASA (a)	186,000	188,547
Ralcorp Holdings, Inc. (a)(d)	5,083	286,173
Tyson Foods, Inc. Class A	45,400	717,320
		2,606,032
Household Products - 0.1%
Central Garden & Pet Co.	8,000	66,320
Central Garden & Pet Co. Class A (non-vtg.) (a)	6,863	57,100
		123,420
Personal Products - 1.1%
Avon Products, Inc.	53,100	2,176,038
Tobacco - 0.1%
Altria Group, Inc.	2,400	175,032
Imperial Tobacco Group PLC	1,200	60,700
		235,732
TOTAL CONSUMER STAPLES		8,522,569
ENERGY - 12.3%
Energy Equipment & Services - 7.3%
Baker Hughes, Inc.	10,500	910,560
Cameron International Corp. (a)	15,900	1,548,024
ENSCO International, Inc. (d)	8,770	486,647
Exterran Holdings, Inc. (a)	7,767	653,981
FMC Technologies, Inc. (a)	32,060	1,943,798
GlobalSantaFe Corp.	8,300	672,549
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	16,400	$ 646,488
Hornbeck Offshore Services, Inc. (a)	1,200	46,920
Key Energy Services, Inc. (a)	12,750	175,058
National Oilwell Varco, Inc. (a)	30,632	2,243,488
Noble Corp.	12,580	666,111
Oceaneering International, Inc. (a)	2,700	208,629
Smith International, Inc.	27,100	1,789,955
Subsea 7, Inc. (a)	1,500	44,023
Superior Energy Services, Inc. (a)	11,600	430,128
Transocean, Inc. (a)	6,402	764,207
Weatherford International Ltd. (a)	16,020	1,039,858
		14,270,424
Oil, Gas & Consumable Fuels - 5.0%
Arch Coal, Inc.	19,130	784,330
Cabot Oil & Gas Corp.	19,500	773,955
Canadian Natural Resources Ltd.	6,900	574,099
Cheniere Energy Partners LP	3,500	66,605
CONSOL Energy, Inc.	5,600	316,400
Copano Energy LLC	6,846	265,009
EOG Resources, Inc.	7,500	664,500
EXCO Resources, Inc. (a)	19,900	335,912
Foundation Coal Holdings, Inc. (d)	21,900	935,568
Noble Energy, Inc.	5,500	420,970
Peabody Energy Corp.	5,694	317,441
Southwestern Energy Co. (a)	2,400	124,152
Suncor Energy, Inc.	7,500	821,727
Ultra Petroleum Corp. (a)	10,400	736,944
Valero Energy Corp.	22,080	1,555,094
Williams Companies, Inc.	27,600	1,007,124
Williams Partners LP	1,300	59,475
		9,759,305
TOTAL ENERGY		24,029,729
FINANCIALS - 13.9%
Capital Markets - 1.8%
Ares Capital Corp.	16,191	269,418
Bank New York Mellon Corp.	4,647	227,006
Bear Stearns Companies, Inc.	3,300	374,880
Janus Capital Group, Inc.	4,300	148,393
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Legg Mason, Inc.	11,900	$ 986,986
Lehman Brothers Holdings, Inc.	11,300	715,742
State Street Corp.	6,369	508,055
TD Ameritrade Holding Corp. (a)(d)	17,852	341,687
		3,572,167
Commercial Banks - 1.5%
Appalachian Bancshares, Inc. (a)	1,200	17,184
Associated Banc-Corp.	4,791	138,268
Boston Private Financial Holdings, Inc.	6,105	175,580
Colonial Bancgroup, Inc.	5,000	95,900
PNC Financial Services Group, Inc.	2,300	165,968
Popular, Inc. (d)	7,200	75,960
Sterling Financial Corp., Washington	2,700	60,750
U.S. Bancorp, Delaware	4,400	145,904
UCBH Holdings, Inc.	15,334	261,751
UnionBanCal Corp.	9,046	488,574
Wachovia Corp.	17,550	802,562
Zions Bancorp	9,600	567,456
		2,995,857
Consumer Finance - 0.8%
Capital One Financial Corp. (d)	17,600	1,154,384
Cash America International, Inc.	5,718	223,002
Discover Financial Services	4,700	90,710
		1,468,096
Diversified Financial Services - 1.0%
Bank of America Corp.	20,568	993,023
Deutsche Boerse AG	800	126,219
JPMorgan Chase & Co.	16,000	752,000
Maiden Holdings Ltd. (e)	6,800	61,200
		1,932,442
Insurance - 2.6%
AMBAC Financial Group, Inc.	15,360	565,709
Assurant, Inc.	4,300	251,292
Genworth Financial, Inc. Class A (non-vtg.)	6,300	171,990
Marsh & McLennan Companies, Inc.	35,769	926,059
MBIA, Inc.	17,390	748,466
MetLife, Inc.	1,360	93,636
Montpelier Re Holdings Ltd.	3,400	60,860
National Financial Partners Corp.	8,000	437,360
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Principal Financial Group, Inc.	10,271	$ 695,039
Prudential Financial, Inc.	1,800	174,096
The Chubb Corp.	6,500	346,775
Willis Group Holdings Ltd.	13,400	567,222
		5,038,504
Real Estate Investment Trusts - 4.0%
Alexandria Real Estate Equities, Inc.	3,700	381,618
American Financial Realty Trust (SBI)	23,100	155,694
Annaly Capital Management, Inc.	23,200	396,488
BRE Properties, Inc. Class A (d)	7,700	421,960
British Land Co. PLC	4,700	105,923
Developers Diversified Realty Corp.	9,600	483,840
Duke Realty LP	17,890	575,164
Education Realty Trust, Inc.	7,100	91,874
General Growth Properties, Inc.	22,419	1,218,697
GMH Communities Trust	7,100	52,398
HCP, Inc.	22,600	769,304
Highwoods Properties, Inc. (SBI)	3,300	118,668
Kimco Realty Corp.	12,200	506,544
Public Storage	7,800	631,566
Senior Housing Properties Trust (SBI)	1,144	25,648
Simon Property Group, Inc.	4,200	437,262
UDR, Inc.	16,900	401,206
Vornado Realty Trust (d)	9,220	1,030,058
		7,803,912
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (a)	10,200	248,676
Thrifts & Mortgage Finance - 2.1%
Countrywide Financial Corp.	24,960	387,379
Fannie Mae	24,540	1,399,762
Freddie Mac	22,070	1,152,716
Hudson City Bancorp, Inc.	41,800	654,588
New York Community Bancorp, Inc.	24,400	454,084
		4,048,529
TOTAL FINANCIALS		27,108,183
HEALTH CARE - 8.9%
Biotechnology - 0.7%
Amgen, Inc. (a)	12,420	721,726
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Cephalon, Inc. (a)	8,700	$ 641,538
Molecular Insight Pharmaceuticals, Inc. (d)	1,800	12,150
		1,375,414
Health Care Equipment & Supplies - 2.0%
American Medical Systems Holdings, Inc. (a)	7,100	90,809
Baxter International, Inc.	25,264	1,516,093
Becton, Dickinson & Co.	12,570	1,049,092
C.R. Bard, Inc.	2,400	200,664
Covidien Ltd.	16,487	685,859
Hillenbrand Industries, Inc.	2,204	121,705
Wright Medical Group, Inc. (a)	12,200	323,300
		3,987,522
Health Care Providers & Services - 3.3%
Brookdale Senior Living, Inc.	6,078	224,217
Community Health Systems, Inc. (a)(d)	29,210	961,885
DaVita, Inc. (a)	18,600	1,212,534
Emeritus Corp. (a)	4,304	142,032
Health Net, Inc. (a)	14,600	782,706
HealthSouth Corp. (a)	2,298	46,075
McKesson Corp.	20,300	1,341,830
Medco Health Solutions, Inc. (a)	6,800	641,784
Universal Health Services, Inc. Class B	20,470	997,913
		6,350,976
Health Care Technology - 0.4%
IMS Health, Inc.	27,989	705,603
Life Sciences Tools & Services - 0.3%
Charles River Laboratories International, Inc. (a)	11,400	661,200
Pharmaceuticals - 2.2%
Alpharma, Inc. Class A	27,130	559,421
Barr Pharmaceuticals, Inc. (a)	21,150	1,212,318
MGI Pharma, Inc. (a)	37,525	1,222,565
Schering-Plough Corp.	43,190	1,318,159
		4,312,463
TOTAL HEALTH CARE		17,393,178
INDUSTRIALS - 9.0%
Aerospace & Defense - 0.3%
Honeywell International, Inc.	9,040	546,106
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	17,400	$ 1,306,740
Airlines - 0.1%
Delta Air Lines, Inc. (a)	6,400	133,120
Building Products - 0.6%
Masco Corp. (d)	52,770	1,270,702
Commercial Services & Supplies - 2.4%
ACCO Brands Corp. (a)(d)	27,210	583,382
Allied Waste Industries, Inc. (a)	109,938	1,389,616
Cintas Corp. (d)	6,700	245,220
Equifax, Inc.	6,200	238,700
R.R. Donnelley & Sons Co.	9,100	366,639
The Brink's Co.	29,436	1,844,165
		4,667,722
Construction & Engineering - 1.2%
Fluor Corp.	11,370	1,796,460
Washington Group International, Inc. (a)	5,053	491,910
		2,288,370
Industrial Conglomerates - 0.3%
Tyco International Ltd.	16,487	678,770
Machinery - 2.4%
Albany International Corp. Class A	4,050	151,875
Briggs & Stratton Corp. (d)	22,600	508,726
Bucyrus International, Inc. Class A	7,400	610,500
Deere & Co.	1,969	304,998
Eaton Corp.	2,100	194,418
Illinois Tool Works, Inc.	23,600	1,351,336
Pentair, Inc.	28,600	1,012,154
Sulzer AG (Reg.)	278	445,933
Wabash National Corp.	10,163	103,154
		4,683,094
Road & Rail - 0.8%
Canadian National Railway Co.	7,910	443,922
Con-way, Inc.	15,300	651,933
CSX Corp.	1,700	76,109
Ryder System, Inc.	6,800	325,380
		1,497,344
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Beacon Roofing Supply, Inc. (a)	10,401	$ 93,505
WESCO International, Inc. (a)	3,000	139,950
		233,455
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Co. LLC	7,327	305,976
TOTAL INDUSTRIALS		17,611,399
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 2.3%
Alcatel-Lucent SA sponsored ADR	100,410	972,973
Avocent Corp. (a)	19,754	533,951
Dycom Industries, Inc. (a)	34,730	981,123
Motorola, Inc.	72,150	1,355,699
Nortel Networks Corp. (a)	18,270	294,890
Powerwave Technologies, Inc. (a)	27,275	151,649
Telefonaktiebolaget LM Ericsson (B Shares)	32,000	96,160
		4,386,445
Computers & Peripherals - 2.6%
Diebold, Inc.	20,435	855,000
Intermec, Inc. (a)	48,103	1,222,778
NCR Corp. (a)	13,900	383,501
Network Appliance, Inc. (a)	31,000	976,190
SanDisk Corp. (a)	8,300	368,520
Seagate Technology	37,560	1,045,670
Sun Microsystems, Inc. (a)	53,700	306,627
		5,158,286
Electronic Equipment & Instruments - 5.1%
Agilent Technologies, Inc. (a)	54,000	1,989,900
Arrow Electronics, Inc. (a)	31,380	1,254,572
Avnet, Inc. (a)	38,120	1,590,366
Flextronics International Ltd. (a)	145,670	1,793,198
Ingram Micro, Inc. Class A (a)	20,400	433,296
Itron, Inc. (a)(d)	3,087	331,822
Jabil Circuit, Inc.	35,200	764,896
Molex, Inc.	28,252	806,877
Tyco Electronics Ltd.	29,012	1,034,858
		9,999,785
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
ValueClick, Inc. (a)	15,400	$ 418,726
VeriSign, Inc. (a)	19,202	654,596
Yahoo!, Inc. (a)	53,900	1,676,290
		2,749,612
IT Services - 1.1%
MoneyGram International, Inc.	14,700	234,465
Perot Systems Corp. Class A (a)	16,779	244,973
The Western Union Co.	43,600	960,944
Unisys Corp. (a)	113,170	688,074
		2,128,456
Office Electronics - 1.1%
Xerox Corp. (a)	127,970	2,231,797
Semiconductors & Semiconductor Equipment - 4.5%
Advanced Micro Devices, Inc. (a)	47,300	618,684
Applied Materials, Inc.	50,900	988,478
ASML Holding NV (NY Shares) (a)	36,355	1,269,517
Atmel Corp. (a)	37,400	182,886
Fairchild Semiconductor International, Inc. (a)	75,190	1,372,218
Integrated Device Technology, Inc. (a)	37,400	502,282
Intersil Corp. Class A	22,600	685,684
LSI Corp. (a)	27,300	180,180
Maxim Integrated Products, Inc.	19,700	533,870
MKS Instruments, Inc. (a)	13,352	268,108
National Semiconductor Corp.	68,200	1,714,548
Standard Microsystems Corp. (a)	11,953	466,167
		8,782,622
Software - 1.4%
Electronic Arts, Inc. (a)	18,100	1,106,272
Fair Isaac Corp.	12,479	473,204
Parametric Technology Corp. (a)	11,600	221,560
Quest Software, Inc. (a)	14,600	254,040
Symantec Corp. (a)	37,899	711,743
		2,766,819
TOTAL INFORMATION TECHNOLOGY		38,203,822
MATERIALS - 3.6%
Chemicals - 1.2%
Albemarle Corp.	9,322	445,219
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Arkema sponsored ADR (a)	2,000	$ 136,000
Chemtura Corp.	100,004	932,037
Georgia Gulf Corp. (d)	4,600	55,660
H.B. Fuller Co.	13,600	400,248
Lubrizol Corp.	4,800	325,824
		2,294,988
Containers & Packaging - 1.2%
Owens-Illinois, Inc. (a)	53,616	2,381,620
Metals & Mining - 1.2%
Agnico-Eagle Mines Ltd.	2,100	120,079
Alcoa, Inc.	22,370	885,628
ArcelorMittal SA (NY Shares) Class A	2,200	175,890
Barrick Gold Corp.	2,800	124,550
Compass Minerals International, Inc.	6,798	250,914
Kinross Gold Corp. (a)	7,600	150,358
Lihir Gold Ltd. (a)	37,014	146,950
Newcrest Mining Ltd.	6,287	191,649
Randgold Resources Ltd. sponsored ADR	3,900	140,166
Titanium Metals Corp. (a)	4,000	140,800
		2,326,984
TOTAL MATERIALS		7,003,592
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	50,400	2,106,216
Cbeyond, Inc. (a)	1,766	69,086
CenturyTel, Inc.	160	7,048
Cincinnati Bell, Inc. (a)	26,237	142,205
NeuStar, Inc. Class A (a)	5,300	181,260
Verizon Communications, Inc.	19,040	877,173
		3,382,988
Wireless Telecommunication Services - 0.9%
Crown Castle International Corp. (a)	8,200	336,774
MTN Group Ltd.	9,100	176,777
Sprint Nextel Corp.	67,100	1,147,410
		1,660,961
TOTAL TELECOMMUNICATION SERVICES		5,043,949
Common Stocks - continued
	Shares	Value
UTILITIES - 7.3%
Electric Utilities - 4.4%
Allegheny Energy, Inc.	17,400	$ 1,055,484
American Electric Power Co., Inc.	13,700	660,477
DPL, Inc.	24,400	708,576
Edison International	17,860	1,038,559
Entergy Corp.	12,070	1,446,831
FirstEnergy Corp.	9,200	641,240
FPL Group, Inc.	11,200	766,304
Great Plains Energy, Inc.	2,333	69,617
PPL Corp.	22,488	1,162,630
Reliant Energy, Inc. (a)	37,010	1,018,515
		8,568,233
Gas Utilities - 0.4%
Equitable Resources, Inc.	14,501	816,696
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	20,230	433,124
Constellation Energy Group, Inc.	12,200	1,155,340
Mirant Corp. (a)	3,243	137,373
NRG Energy, Inc. (a)	31,700	1,447,422
		3,173,259
Multi-Utilities - 0.9%
CMS Energy Corp.	15,400	261,338
Public Service Enterprise Group, Inc.	12,000	1,147,200
Wisconsin Energy Corp.	5,700	272,916
		1,681,454
TOTAL UTILITIES		14,239,642
TOTAL COMMON STOCKS (Cost $172,332,019)		194,399,116
Convertible Preferred Stocks - 0.1%
	Shares	Value
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. 4.75%	6,070	$ 286,808
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $230,881)		286,808
Money Market Funds - 7.8%

Fidelity Cash Central Fund, 4.97% (b)	476,492	476,492
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	14,754,200	14,754,200
TOTAL MONEY MARKET FUNDS (Cost $15,230,692)		15,230,692
TOTAL INVESTMENT PORTFOLIO - 107.3% (Cost $187,793,592)		209,916,616
NET OTHER ASSETS - (7.3)%		(14,342,744)
NET ASSETS - 100%		$ 195,573,872
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,200 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 271,729
Fidelity Securities Lending Cash Central Fund	49,754
Total	$ 321,483
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.4%
Bermuda	1.9%
Canada	1.8%
France	1.2%
Cayman Islands	1.2%
Others (individually less than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $14,494,207) - See accompanying schedule: Unaffiliated issuers (cost $172,562,900)	$ 194,685,924
Fidelity Central Funds (cost $15,230,692)	15,230,692
Total Investments (cost $187,793,592)		$ 209,916,616
Foreign currency held at value (cost $9)		9
Receivable for investments sold		1,524,311
Receivable for fund shares sold		333,069
Dividends receivable		136,233
Distributions receivable from Fidelity Central Funds		11,368
Prepaid expenses		51
Other receivables		880
Total assets		211,922,537

Liabilities
Payable for investments purchased	$ 1,028,663
Payable for fund shares redeemed	287,616
Accrued management fee	95,037
Distribution fees payable	72,611
Other affiliated payables	51,703
Other payables and accrued expenses	58,835
Collateral on securities loaned, at value	14,754,200
Total liabilities		16,348,665

Net Assets		$ 195,573,872
Net Assets consist of:
Paid in capital		$ 160,902,581
Undistributed net investment income		8,228
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,540,092
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,122,971
Net Assets		$ 195,573,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($75,384,329 ÷ 4,555,686 shares)	$ 16.55

Maximum offering price per share (100/94.25 of $16.55)	$ 17.56
Class T: Net Asset Value and redemption price per share ($53,228,708 ÷ 3,232,598 shares)	$ 16.47

Maximum offering price per share (100/96.50 of $16.47)	$ 17.07
Class B: Net Asset Value and offering price per share ($15,564,616 ÷ 954,799 shares)A	$ 16.30

Class C: Net Asset Value and offering price per share ($25,733,346 ÷ 1,581,519 shares)A	$ 16.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,662,873 ÷ 1,541,647 shares)	$ 16.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 2,178,970
Interest		7,119
Income from Fidelity Central Funds		321,483
Total income		2,507,572

Expenses
Management fee	$ 957,084
Transfer agent fees	497,879
Distribution fees	825,816
Accounting and security lending fees	68,966
Custodian fees and expenses	65,086
Independent trustees' compensation	563
Registration fees	72,868
Audit	50,504
Legal	1,556
Miscellaneous	(1,266)
Total expenses before reductions	2,539,056
Expense reductions	(13,303)	2,525,753
Net investment income (loss)		(18,181)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,725,577
Foreign currency transactions	(579)
Total net realized gain (loss)		12,724,998
Change in net unrealized appreciation (depreciation) on: Investment securities	9,101,775
Assets and liabilities in foreign currencies	(37)
Total change in net unrealized appreciation (depreciation)		9,101,738
Net gain (loss)		21,826,736
Net increase (decrease) in net assets resulting from operations		$ 21,808,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (18,181)	$ (53,610)
Net realized gain (loss)	12,724,998	4,077,931
Change in net unrealized appreciation (depreciation)	9,101,738	10,142,197
Net increase (decrease) in net assets resulting from operations	21,808,555	14,166,518
Distributions to shareholders from net realized gain	(3,620,566)	(1,071,267)
Share transactions - net increase (decrease)	45,851,233	56,605,448
Total increase (decrease) in net assets	64,039,222	69,700,699

Net Assets
Beginning of period	131,534,650	61,833,951
End of period (including undistributed net investment income of $8,228 and undistributed net investment income of $1,045, respectively)	$ 195,573,872	$ 131,534,650

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 12.72	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.03	.01	(.02) H
Net realized and unrealized gain (loss)	2.18	2.25	1.64	1.12
Total from investment operations	2.21	2.28	1.65	1.10
Distributions from net realized gain	(.43)	(.23)	(.03)	-
Net asset value, end of period	$ 16.55	$ 14.77	$ 12.72	$ 11.10
Total Return B, C, D	15.28%	18.11%	14.84%	11.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.25%	1.35%	1.62%	4.33% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.27%	1.50% A
Expenses net of all reductions	1.24%	1.24%	1.26%	1.48% A
Net investment income (loss)	.22%	.24%	.04%	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 75,384	$ 47,960	$ 15,657	$ 2,543
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 12.67	$ 11.08	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	- K	(.03)	(.04) H
Net realized and unrealized gain (loss)	2.16	2.23	1.64	1.12
Total from investment operations	2.16	2.23	1.61	1.08
Distributions from net realized gain	(.39)	(.20)	(.02)	-
Net asset value, end of period	$ 16.47	$ 14.70	$ 12.67	$ 11.08
Total Return B, C, D	15.01%	17.78%	14.54%	10.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.49%	1.59%	1.86%	4.29% A
Expenses net of fee waivers, if any	1.49%	1.50%	1.53%	1.75% A
Expenses net of all reductions	1.49%	1.49%	1.52%	1.73% A
Net investment income (loss)	(.03)%	(.01)%	(.21)%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,229	$ 43,716	$ 22,938	$ 5,581
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.57	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.14	2.22	1.64	1.11
Total from investment operations	2.06	2.15	1.55	1.03
Distributions from net realized gain	(.33)	(.15)	(.01)	-
Net asset value, end of period	$ 16.30	$ 14.57	$ 12.57	$ 11.03
Total Return B, C, D	14.39%	17.21%	14.01%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.03%	2.15%	2.44%	5.09% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.04%	2.25% A
Expenses net of all reductions	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.54)%	(.51)%	(.72)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,565	$ 14,625	$ 12,084	$ 3,473
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.55	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.13	2.22	1.63	1.11
Total from investment operations	2.05	2.15	1.54	1.03
Distributions from net realized gain	(.33)	(.17)	-	-
Net asset value, end of period	$ 16.27	$ 14.55	$ 12.57	$ 11.03
Total Return B, C, D	14.37%	17.22%	13.96%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.02%	2.13%	2.42%	5.11% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.03%	2.25% A
Expenses net of all reductions	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.54)%	(.51)%	(.71)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,733	$ 19,093	$ 9,007	$ 2,372
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.85	$ 12.79	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.07	.03	.01 G
Net realized and unrealized gain (loss)	2.18	2.25	1.66	1.12
Total from investment operations	2.26	2.32	1.69	1.13
Distributions from net realized gain	(.46)	(.26)	(.03)	-
Net asset value, end of period	$ 16.65	$ 14.85	$ 12.79	$ 11.13
Total Return B, C	15.61%	18.32%	15.16%	11.30%
Ratios to Average Net Assets E, I
Expenses before reductions	.95%	1.00%	1.32%	4.35% A
Expenses net of fee waivers, if any	.95%	1.00%	1.05%	1.25% A
Expenses net of all reductions	.95%	.99%	1.03%	1.23% A
Net investment income (loss)	.51%	.49%	.27%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,663	$ 6,140	$ 2,148	$ 891
Portfolio turnover rate F	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period December 23, 2003 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 33,086,423
Unrealized depreciation	(10,988,545)
Net unrealized appreciation (depreciation)	22,097,878
Undistributed ordinary income	221,309
Undistributed long-term capital gain	10,849,428

Cost for federal income tax purposes	$ 187,818,738

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 571,253	$ 581,680
Long-term Capital Gains	3,049,313	489,587
Total	$ 3,620,566	$ 1,071,267

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $117,877,882 and $71,733,155, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract for the Fund. Shareholders will be asked to vote on the new contract on or about April 16, 2008. If approved by the shareholders, the new contract will add a performance adjustment component to the management fee based on the Fund's performance, calculated by reference to the investment performance of the Fund's Institutional Class relative to an appropriate benchmark index.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 161,894	$ 19,924
Class T	.25%	.25%	262,548	1,586
Class B	.75%	.25%	157,173	117,960
Class C	.75%	.25%	244,201	79,267
			$ 825,816	$ 218,737

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 58,180
Class T	12,769
Class B*	15,805
Class C*	7,153
$ 93,907

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 189,278.29
Class T	147,821.28
Class B	48,807.31
Class C	75,758.31
Institutional Class	36,215.26
	$ 497,879

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,087 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $341 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $49,754.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class B	2.00%	$ 4,087
Class C	2.00%	4,054
		$ 8,141

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,524 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $830. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 712
Institutional Class	120
$ 832

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

10. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net realized gain
Class A	$ 1,408,419	$ 340,660
Class T	1,212,214	397,148
Class B	331,720	153,858
Class C	450,108	136,860
Institutional Class	218,105	42,741
Total	$ 3,620,566	$ 1,071,267

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	2,380,262	2,644,989	$ 37,600,639	$ 36,973,471
Reinvestment of distributions	89,257	23,516	1,318,328	315,822
Shares redeemed	(1,160,178)	(652,599)	(18,379,503)	(9,059,106)
Net increase (decrease)	1,309,341	2,015,906	$ 20,539,464	$ 28,230,187
Class T
Shares sold	1,090,377	1,852,588	$ 17,098,047	$ 25,728,181
Reinvestment of distributions	79,731	28,119	1,174,441	376,797
Shares redeemed	(910,726)	(717,416)	(14,510,660)	(9,990,794)
Net increase (decrease)	259,382	1,163,291	$ 3,761,828	$ 16,114,184
Class B
Shares sold	234,870	400,725	$ 3,643,216	$ 5,502,291
Reinvestment of distributions	20,325	10,801	297,767	144,088
Shares redeemed	(303,968)	(369,052)	(4,752,246)	(5,083,680)
Net increase (decrease)	(48,773)	42,474	$ (811,263)	$ 562,699
Class C
Shares sold	724,458	835,526	$ 11,299,990	$ 11,528,790
Reinvestment of distributions	26,703	9,282	390,661	123,634
Shares redeemed	(481,747)	(249,048)	(7,626,826)	(3,434,887)
Net increase (decrease)	269,414	595,760	$ 4,063,825	$ 8,217,537
Institutional Class
Shares sold	1,415,138	331,617	$ 22,923,242	$ 4,687,887
Reinvestment of distributions	10,280	2,506	152,355	33,787
Shares redeemed	(297,108)	(88,770)	(4,778,218)	(1,240,833)
Net increase (decrease)	1,128,310	245,353	$ 18,297,379	$ 3,480,841

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/10/07	12/07/07	$.968

Class T	12/10/07	12/07/07	$.930

Class B	12/10/07	12/07/07	$.930

Class C	12/10/07	12/07/07	$.930

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31 2007, $10,849,428, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class C, and Class T designates 100% of the dividend distributed in December 2006, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class C, and Class T designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.
The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

FAV-UANN-1207
1.809012.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

In December 2006, the Board of Trustees approved a new management contract for Fidelity® Advisor Value Fund. It is expected that fund shareholders will be asked to vote on the new management contract at a shareholder meeting on or about April 16, 2008. If approved by shareholders, the new management contract will add a performance adjustment component to the management fee based on the fund's performance versus the Russell Midcap® Value Index and will allow the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

The note above is not a solicitation of any proxy. More detailed information will be contained in the proxy statement, which is expected to be available after February 19, 2008.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fund A
Institutional Class	15.61%	15.66%

A From December 23, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Fund - Institutional Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of Fidelity® Advisor Value Fund

Despite a slowing housing market, the subprime mortgage loan crisis, a credit crunch and sharply higher energy prices, U.S. stock markets performed very well during the 12-month period ending October 31, 2007. Upbeat corporate earnings and persistently solid economic data drove much of the positive momentum for equities. There were only three notably bad months during the period: February, when equities fell on the first whispers of the subprime woes and a brief slump in Asian stocks; and June and July, as crude oil prices spiked, the dollar fell to new lows and subprime mortgage concerns accelerated. The Federal Reserve Board helped spark a late-period rally, first in August by lowering its discount rate to inject liquidity into the financial system, then with reductions in the federal funds target rate in September and October. For the 12 months overall, the Dow Jones Industrial AverageSM rose 17.94%, the Standard & Poor's 500SM Index returned 14.56% and the NASDAQ Composite® Index shot up 21.75%.

During the past year, the fund's Institutional Class shares returned 15.61%, solidly beating the Russell Midcap® Value Index, which rose 9.73%. Although I was on a planned leave of absence from July through September of this period, I remained actively involved and in close contact with Matthew Friedman, who managed the fund in my absence. The fund's outperformance was fueled by an overweighting in energy stocks overall and by strong stock picking in the energy services area, including National Oilwell Varco, FMC Technologies, Cameron International and Smith International. Heavily underweighting financials - as well as not owning index components Sovereign Bancorp, KeyCorp and MGIC Investment - also contributed, as the entire sector struggled. Further gains were generated within health care equipment and services, including out-of-index stocks Baxter International and Medco Health Solutions. Elsewhere, non-index capital goods stocks Deere and Fluor boosted performance, as did glass container maker Owens-Illinois in the materials area. On the flip side, weak picks in consumer discretionary hurt, particularly overweightings in retailers Liz Claiborne and OfficeMax, and boat manufacturer Brunswick. Underweighting materials stocks also detracted, including having no exposure to strong-performing index components Mosaic, U.S. Steel, Freeport-McMoRan Copper & Gold and Lyondell Chemical. Elsewhere, a lack of exposure to energy giant and index component Hess was a negative, as was an out-of-index investment in Countrywide Financial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,017.20	$ 6.36
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,016.00	$ 7.57
HypotheticalA	$ 1,000.00	$ 1,017.69	$ 7.58
Class B
Actual	$ 1,000.00	$ 1,013.10	$ 10.15
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,013.10	$ 10.15
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,018.30	$ 4.83
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.49%
Class B	2.00%
Class C	2.00%
Institutional Class	.95%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Owens-Illinois, Inc.	1.2	1.2
National Oilwell Varco, Inc.	1.2	1.0
Xerox Corp.	1.1	1.3
Avon Products, Inc.	1.1	1.1
AT&T, Inc.	1.1	1.0
Agilent Technologies, Inc.	1.0	0.9
Eastman Kodak Co.	1.0	0.8
FMC Technologies, Inc.	1.0	0.6
The Brink's Co.	1.0	0.9
Fluor Corp.	0.9	0.7
	10.6
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	17.3
Consumer Discretionary	18.0	18.4
Financials	13.9	14.8
Energy	12.3	9.4
Industrials	9.0	9.2
Asset Allocation (% of fund's net assets)
As of October 31, 2007*		As of April 30, 2007**
	Stocks 99.4%		Stocks 96.3%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	10.6%	** Foreign investments	9.4%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 18.0%
Auto Components - 0.3%
Gentex Corp.	19,151	$ 397,958
The Goodyear Tire & Rubber Co. (a)	6,700	202,005
		599,963
Automobiles - 1.5%
Ford Motor Co. (a)	111,100	985,457
Nissan Motor Co. Ltd.	22,702	261,414
Renault SA	7,555	1,268,605
Winnebago Industries, Inc.	19,102	492,450
		3,007,926
Diversified Consumer Services - 0.6%
H&R Block, Inc.	41,900	913,420
Service Corp. International	14,100	204,027
		1,117,447
Hotels, Restaurants & Leisure - 2.1%
Aristocrat Leisure Ltd.	17,221	168,447
Brinker International, Inc.	30,030	762,462
Carnival Corp. unit	25,900	1,242,682
Royal Caribbean Cruises Ltd.	38,660	1,657,741
WMS Industries, Inc. (a)(d)	7,700	266,959
		4,098,291
Household Durables - 3.2%
Beazer Homes USA, Inc.	1,300	14,599
Black & Decker Corp.	14,490	1,302,796
Centex Corp.	10,200	255,612
Ethan Allen Interiors, Inc. (d)	18,400	567,824
KB Home	6,300	174,132
La-Z-Boy, Inc. (d)	13,900	109,671
Leggett & Platt, Inc.	43,200	839,376
Samson Holding Ltd.	9,000	2,746
Sealy Corp., Inc. (d)	30,700	405,854
The Stanley Works	27,660	1,591,833
Whirlpool Corp.	11,100	878,898
		6,143,341
Leisure Equipment & Products - 2.1%
Brunswick Corp.	46,930	1,047,008
Eastman Kodak Co. (d)	69,420	1,989,577
Mattel, Inc.	14,200	296,638
Polaris Industries, Inc. (d)	17,100	840,978
		4,174,201
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 2.6%
Cinemark Holdings, Inc.	15,300	$ 263,313
E.W. Scripps Co. Class A (d)	29,558	1,330,406
Gannett Co., Inc.	20,800	882,128
Grupo Televisa SA de CV (CPO) sponsored ADR	3,600	89,460
Live Nation, Inc. (a)	14,762	301,735
Omnicom Group, Inc.	11,600	591,368
R.H. Donnelley Corp. (a)	18,000	987,300
Regal Entertainment Group Class A	26,100	589,077
The McClatchy Co. Class A (d)	200	3,318
Valassis Communications, Inc. (a)	12,220	120,367
		5,158,472
Multiline Retail - 0.9%
Family Dollar Stores, Inc.	35,100	889,785
Retail Ventures, Inc. (a)	15,553	134,845
Sears Holdings Corp. (a)	4,400	593,076
Tuesday Morning Corp.	9,220	70,256
		1,687,962
Specialty Retail - 4.0%
AnnTaylor Stores Corp. (a)	17,483	541,798
Asbury Automotive Group, Inc.	17,553	321,746
AutoZone, Inc. (a)	4,200	522,522
Best Buy Co., Inc.	3,700	179,524
Chico's FAS, Inc. (a)	12,200	160,308
Foot Locker, Inc.	14,687	218,689
Gap, Inc.	54,300	1,026,270
Group 1 Automotive, Inc.	12,939	401,756
OfficeMax, Inc.	34,300	1,085,595
PetSmart, Inc.	36,600	1,096,170
RadioShack Corp.	2,800	57,736
Select Comfort Corp. (a)(d)	14,848	169,713
Staples, Inc.	13,349	311,566
The Children's Place Retail Stores, Inc. (a)	3,600	92,160
Tiffany & Co., Inc.	9,300	503,874
Williams-Sonoma, Inc. (d)	38,600	1,213,584
		7,903,011
Textiles, Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc. (d)	47,504	1,352,439
TOTAL CONSUMER DISCRETIONARY		35,243,053
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 4.3%
Beverages - 0.3%
Cott Corp. (a)	31,700	$ 224,606
SABMiller PLC	15,600	468,659
		693,265
Food & Staples Retailing - 1.4%
Rite Aid Corp. (a)(d)	159,650	624,232
SUPERVALU, Inc.	6,600	255,750
Sysco Corp.	44,900	1,539,621
Winn-Dixie Stores, Inc. (a)(d)	11,357	268,479
		2,688,082
Food Products - 1.3%
Bunge Ltd.	8,250	950,318
Chiquita Brands International, Inc. (a)	9,373	175,744
Groupe Danone	900	77,625
Leroy Seafood Group ASA	9,900	210,305
Marine Harvest ASA (a)	186,000	188,547
Ralcorp Holdings, Inc. (a)(d)	5,083	286,173
Tyson Foods, Inc. Class A	45,400	717,320
		2,606,032
Household Products - 0.1%
Central Garden & Pet Co.	8,000	66,320
Central Garden & Pet Co. Class A (non-vtg.) (a)	6,863	57,100
		123,420
Personal Products - 1.1%
Avon Products, Inc.	53,100	2,176,038
Tobacco - 0.1%
Altria Group, Inc.	2,400	175,032
Imperial Tobacco Group PLC	1,200	60,700
		235,732
TOTAL CONSUMER STAPLES		8,522,569
ENERGY - 12.3%
Energy Equipment & Services - 7.3%
Baker Hughes, Inc.	10,500	910,560
Cameron International Corp. (a)	15,900	1,548,024
ENSCO International, Inc. (d)	8,770	486,647
Exterran Holdings, Inc. (a)	7,767	653,981
FMC Technologies, Inc. (a)	32,060	1,943,798
GlobalSantaFe Corp.	8,300	672,549
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	16,400	$ 646,488
Hornbeck Offshore Services, Inc. (a)	1,200	46,920
Key Energy Services, Inc. (a)	12,750	175,058
National Oilwell Varco, Inc. (a)	30,632	2,243,488
Noble Corp.	12,580	666,111
Oceaneering International, Inc. (a)	2,700	208,629
Smith International, Inc.	27,100	1,789,955
Subsea 7, Inc. (a)	1,500	44,023
Superior Energy Services, Inc. (a)	11,600	430,128
Transocean, Inc. (a)	6,402	764,207
Weatherford International Ltd. (a)	16,020	1,039,858
		14,270,424
Oil, Gas & Consumable Fuels - 5.0%
Arch Coal, Inc.	19,130	784,330
Cabot Oil & Gas Corp.	19,500	773,955
Canadian Natural Resources Ltd.	6,900	574,099
Cheniere Energy Partners LP	3,500	66,605
CONSOL Energy, Inc.	5,600	316,400
Copano Energy LLC	6,846	265,009
EOG Resources, Inc.	7,500	664,500
EXCO Resources, Inc. (a)	19,900	335,912
Foundation Coal Holdings, Inc. (d)	21,900	935,568
Noble Energy, Inc.	5,500	420,970
Peabody Energy Corp.	5,694	317,441
Southwestern Energy Co. (a)	2,400	124,152
Suncor Energy, Inc.	7,500	821,727
Ultra Petroleum Corp. (a)	10,400	736,944
Valero Energy Corp.	22,080	1,555,094
Williams Companies, Inc.	27,600	1,007,124
Williams Partners LP	1,300	59,475
		9,759,305
TOTAL ENERGY		24,029,729
FINANCIALS - 13.9%
Capital Markets - 1.8%
Ares Capital Corp.	16,191	269,418
Bank New York Mellon Corp.	4,647	227,006
Bear Stearns Companies, Inc.	3,300	374,880
Janus Capital Group, Inc.	4,300	148,393
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Legg Mason, Inc.	11,900	$ 986,986
Lehman Brothers Holdings, Inc.	11,300	715,742
State Street Corp.	6,369	508,055
TD Ameritrade Holding Corp. (a)(d)	17,852	341,687
		3,572,167
Commercial Banks - 1.5%
Appalachian Bancshares, Inc. (a)	1,200	17,184
Associated Banc-Corp.	4,791	138,268
Boston Private Financial Holdings, Inc.	6,105	175,580
Colonial Bancgroup, Inc.	5,000	95,900
PNC Financial Services Group, Inc.	2,300	165,968
Popular, Inc. (d)	7,200	75,960
Sterling Financial Corp., Washington	2,700	60,750
U.S. Bancorp, Delaware	4,400	145,904
UCBH Holdings, Inc.	15,334	261,751
UnionBanCal Corp.	9,046	488,574
Wachovia Corp.	17,550	802,562
Zions Bancorp	9,600	567,456
		2,995,857
Consumer Finance - 0.8%
Capital One Financial Corp. (d)	17,600	1,154,384
Cash America International, Inc.	5,718	223,002
Discover Financial Services	4,700	90,710
		1,468,096
Diversified Financial Services - 1.0%
Bank of America Corp.	20,568	993,023
Deutsche Boerse AG	800	126,219
JPMorgan Chase & Co.	16,000	752,000
Maiden Holdings Ltd. (e)	6,800	61,200
		1,932,442
Insurance - 2.6%
AMBAC Financial Group, Inc.	15,360	565,709
Assurant, Inc.	4,300	251,292
Genworth Financial, Inc. Class A (non-vtg.)	6,300	171,990
Marsh & McLennan Companies, Inc.	35,769	926,059
MBIA, Inc.	17,390	748,466
MetLife, Inc.	1,360	93,636
Montpelier Re Holdings Ltd.	3,400	60,860
National Financial Partners Corp.	8,000	437,360
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Principal Financial Group, Inc.	10,271	$ 695,039
Prudential Financial, Inc.	1,800	174,096
The Chubb Corp.	6,500	346,775
Willis Group Holdings Ltd.	13,400	567,222
		5,038,504
Real Estate Investment Trusts - 4.0%
Alexandria Real Estate Equities, Inc.	3,700	381,618
American Financial Realty Trust (SBI)	23,100	155,694
Annaly Capital Management, Inc.	23,200	396,488
BRE Properties, Inc. Class A (d)	7,700	421,960
British Land Co. PLC	4,700	105,923
Developers Diversified Realty Corp.	9,600	483,840
Duke Realty LP	17,890	575,164
Education Realty Trust, Inc.	7,100	91,874
General Growth Properties, Inc.	22,419	1,218,697
GMH Communities Trust	7,100	52,398
HCP, Inc.	22,600	769,304
Highwoods Properties, Inc. (SBI)	3,300	118,668
Kimco Realty Corp.	12,200	506,544
Public Storage	7,800	631,566
Senior Housing Properties Trust (SBI)	1,144	25,648
Simon Property Group, Inc.	4,200	437,262
UDR, Inc.	16,900	401,206
Vornado Realty Trust (d)	9,220	1,030,058
		7,803,912
Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc. Class A (a)	10,200	248,676
Thrifts & Mortgage Finance - 2.1%
Countrywide Financial Corp.	24,960	387,379
Fannie Mae	24,540	1,399,762
Freddie Mac	22,070	1,152,716
Hudson City Bancorp, Inc.	41,800	654,588
New York Community Bancorp, Inc.	24,400	454,084
		4,048,529
TOTAL FINANCIALS		27,108,183
HEALTH CARE - 8.9%
Biotechnology - 0.7%
Amgen, Inc. (a)	12,420	721,726
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Cephalon, Inc. (a)	8,700	$ 641,538
Molecular Insight Pharmaceuticals, Inc. (d)	1,800	12,150
		1,375,414
Health Care Equipment & Supplies - 2.0%
American Medical Systems Holdings, Inc. (a)	7,100	90,809
Baxter International, Inc.	25,264	1,516,093
Becton, Dickinson & Co.	12,570	1,049,092
C.R. Bard, Inc.	2,400	200,664
Covidien Ltd.	16,487	685,859
Hillenbrand Industries, Inc.	2,204	121,705
Wright Medical Group, Inc. (a)	12,200	323,300
		3,987,522
Health Care Providers & Services - 3.3%
Brookdale Senior Living, Inc.	6,078	224,217
Community Health Systems, Inc. (a)(d)	29,210	961,885
DaVita, Inc. (a)	18,600	1,212,534
Emeritus Corp. (a)	4,304	142,032
Health Net, Inc. (a)	14,600	782,706
HealthSouth Corp. (a)	2,298	46,075
McKesson Corp.	20,300	1,341,830
Medco Health Solutions, Inc. (a)	6,800	641,784
Universal Health Services, Inc. Class B	20,470	997,913
		6,350,976
Health Care Technology - 0.4%
IMS Health, Inc.	27,989	705,603
Life Sciences Tools & Services - 0.3%
Charles River Laboratories International, Inc. (a)	11,400	661,200
Pharmaceuticals - 2.2%
Alpharma, Inc. Class A	27,130	559,421
Barr Pharmaceuticals, Inc. (a)	21,150	1,212,318
MGI Pharma, Inc. (a)	37,525	1,222,565
Schering-Plough Corp.	43,190	1,318,159
		4,312,463
TOTAL HEALTH CARE		17,393,178
INDUSTRIALS - 9.0%
Aerospace & Defense - 0.3%
Honeywell International, Inc.	9,040	546,106
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	17,400	$ 1,306,740
Airlines - 0.1%
Delta Air Lines, Inc. (a)	6,400	133,120
Building Products - 0.6%
Masco Corp. (d)	52,770	1,270,702
Commercial Services & Supplies - 2.4%
ACCO Brands Corp. (a)(d)	27,210	583,382
Allied Waste Industries, Inc. (a)	109,938	1,389,616
Cintas Corp. (d)	6,700	245,220
Equifax, Inc.	6,200	238,700
R.R. Donnelley & Sons Co.	9,100	366,639
The Brink's Co.	29,436	1,844,165
		4,667,722
Construction & Engineering - 1.2%
Fluor Corp.	11,370	1,796,460
Washington Group International, Inc. (a)	5,053	491,910
		2,288,370
Industrial Conglomerates - 0.3%
Tyco International Ltd.	16,487	678,770
Machinery - 2.4%
Albany International Corp. Class A	4,050	151,875
Briggs & Stratton Corp. (d)	22,600	508,726
Bucyrus International, Inc. Class A	7,400	610,500
Deere & Co.	1,969	304,998
Eaton Corp.	2,100	194,418
Illinois Tool Works, Inc.	23,600	1,351,336
Pentair, Inc.	28,600	1,012,154
Sulzer AG (Reg.)	278	445,933
Wabash National Corp.	10,163	103,154
		4,683,094
Road & Rail - 0.8%
Canadian National Railway Co.	7,910	443,922
Con-way, Inc.	15,300	651,933
CSX Corp.	1,700	76,109
Ryder System, Inc.	6,800	325,380
		1,497,344
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Beacon Roofing Supply, Inc. (a)	10,401	$ 93,505
WESCO International, Inc. (a)	3,000	139,950
		233,455
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Co. LLC	7,327	305,976
TOTAL INDUSTRIALS		17,611,399
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 2.3%
Alcatel-Lucent SA sponsored ADR	100,410	972,973
Avocent Corp. (a)	19,754	533,951
Dycom Industries, Inc. (a)	34,730	981,123
Motorola, Inc.	72,150	1,355,699
Nortel Networks Corp. (a)	18,270	294,890
Powerwave Technologies, Inc. (a)	27,275	151,649
Telefonaktiebolaget LM Ericsson (B Shares)	32,000	96,160
		4,386,445
Computers & Peripherals - 2.6%
Diebold, Inc.	20,435	855,000
Intermec, Inc. (a)	48,103	1,222,778
NCR Corp. (a)	13,900	383,501
Network Appliance, Inc. (a)	31,000	976,190
SanDisk Corp. (a)	8,300	368,520
Seagate Technology	37,560	1,045,670
Sun Microsystems, Inc. (a)	53,700	306,627
		5,158,286
Electronic Equipment & Instruments - 5.1%
Agilent Technologies, Inc. (a)	54,000	1,989,900
Arrow Electronics, Inc. (a)	31,380	1,254,572
Avnet, Inc. (a)	38,120	1,590,366
Flextronics International Ltd. (a)	145,670	1,793,198
Ingram Micro, Inc. Class A (a)	20,400	433,296
Itron, Inc. (a)(d)	3,087	331,822
Jabil Circuit, Inc.	35,200	764,896
Molex, Inc.	28,252	806,877
Tyco Electronics Ltd.	29,012	1,034,858
		9,999,785
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
ValueClick, Inc. (a)	15,400	$ 418,726
VeriSign, Inc. (a)	19,202	654,596
Yahoo!, Inc. (a)	53,900	1,676,290
		2,749,612
IT Services - 1.1%
MoneyGram International, Inc.	14,700	234,465
Perot Systems Corp. Class A (a)	16,779	244,973
The Western Union Co.	43,600	960,944
Unisys Corp. (a)	113,170	688,074
		2,128,456
Office Electronics - 1.1%
Xerox Corp. (a)	127,970	2,231,797
Semiconductors & Semiconductor Equipment - 4.5%
Advanced Micro Devices, Inc. (a)	47,300	618,684
Applied Materials, Inc.	50,900	988,478
ASML Holding NV (NY Shares) (a)	36,355	1,269,517
Atmel Corp. (a)	37,400	182,886
Fairchild Semiconductor International, Inc. (a)	75,190	1,372,218
Integrated Device Technology, Inc. (a)	37,400	502,282
Intersil Corp. Class A	22,600	685,684
LSI Corp. (a)	27,300	180,180
Maxim Integrated Products, Inc.	19,700	533,870
MKS Instruments, Inc. (a)	13,352	268,108
National Semiconductor Corp.	68,200	1,714,548
Standard Microsystems Corp. (a)	11,953	466,167
		8,782,622
Software - 1.4%
Electronic Arts, Inc. (a)	18,100	1,106,272
Fair Isaac Corp.	12,479	473,204
Parametric Technology Corp. (a)	11,600	221,560
Quest Software, Inc. (a)	14,600	254,040
Symantec Corp. (a)	37,899	711,743
		2,766,819
TOTAL INFORMATION TECHNOLOGY		38,203,822
MATERIALS - 3.6%
Chemicals - 1.2%
Albemarle Corp.	9,322	445,219
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Arkema sponsored ADR (a)	2,000	$ 136,000
Chemtura Corp.	100,004	932,037
Georgia Gulf Corp. (d)	4,600	55,660
H.B. Fuller Co.	13,600	400,248
Lubrizol Corp.	4,800	325,824
		2,294,988
Containers & Packaging - 1.2%
Owens-Illinois, Inc. (a)	53,616	2,381,620
Metals & Mining - 1.2%
Agnico-Eagle Mines Ltd.	2,100	120,079
Alcoa, Inc.	22,370	885,628
ArcelorMittal SA (NY Shares) Class A	2,200	175,890
Barrick Gold Corp.	2,800	124,550
Compass Minerals International, Inc.	6,798	250,914
Kinross Gold Corp. (a)	7,600	150,358
Lihir Gold Ltd. (a)	37,014	146,950
Newcrest Mining Ltd.	6,287	191,649
Randgold Resources Ltd. sponsored ADR	3,900	140,166
Titanium Metals Corp. (a)	4,000	140,800
		2,326,984
TOTAL MATERIALS		7,003,592
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	50,400	2,106,216
Cbeyond, Inc. (a)	1,766	69,086
CenturyTel, Inc.	160	7,048
Cincinnati Bell, Inc. (a)	26,237	142,205
NeuStar, Inc. Class A (a)	5,300	181,260
Verizon Communications, Inc.	19,040	877,173
		3,382,988
Wireless Telecommunication Services - 0.9%
Crown Castle International Corp. (a)	8,200	336,774
MTN Group Ltd.	9,100	176,777
Sprint Nextel Corp.	67,100	1,147,410
		1,660,961
TOTAL TELECOMMUNICATION SERVICES		5,043,949
Common Stocks - continued
	Shares	Value
UTILITIES - 7.3%
Electric Utilities - 4.4%
Allegheny Energy, Inc.	17,400	$ 1,055,484
American Electric Power Co., Inc.	13,700	660,477
DPL, Inc.	24,400	708,576
Edison International	17,860	1,038,559
Entergy Corp.	12,070	1,446,831
FirstEnergy Corp.	9,200	641,240
FPL Group, Inc.	11,200	766,304
Great Plains Energy, Inc.	2,333	69,617
PPL Corp.	22,488	1,162,630
Reliant Energy, Inc. (a)	37,010	1,018,515
		8,568,233
Gas Utilities - 0.4%
Equitable Resources, Inc.	14,501	816,696
Independent Power Producers & Energy Traders - 1.6%
AES Corp. (a)	20,230	433,124
Constellation Energy Group, Inc.	12,200	1,155,340
Mirant Corp. (a)	3,243	137,373
NRG Energy, Inc. (a)	31,700	1,447,422
		3,173,259
Multi-Utilities - 0.9%
CMS Energy Corp.	15,400	261,338
Public Service Enterprise Group, Inc.	12,000	1,147,200
Wisconsin Energy Corp.	5,700	272,916
		1,681,454
TOTAL UTILITIES		14,239,642
TOTAL COMMON STOCKS (Cost $172,332,019)		194,399,116
Convertible Preferred Stocks - 0.1%
	Shares	Value
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. 4.75%	6,070	$ 286,808
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $230,881)		286,808
Money Market Funds - 7.8%

Fidelity Cash Central Fund, 4.97% (b)	476,492	476,492
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	14,754,200	14,754,200
TOTAL MONEY MARKET FUNDS (Cost $15,230,692)		15,230,692
TOTAL INVESTMENT PORTFOLIO - 107.3% (Cost $187,793,592)		209,916,616
NET OTHER ASSETS - (7.3)%		(14,342,744)
NET ASSETS - 100%		$ 195,573,872
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,200 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 271,729
Fidelity Securities Lending Cash Central Fund	49,754
Total	$ 321,483
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.4%
Bermuda	1.9%
Canada	1.8%
France	1.2%
Cayman Islands	1.2%
Others (individually less than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $14,494,207) - See accompanying schedule: Unaffiliated issuers (cost $172,562,900)	$ 194,685,924
Fidelity Central Funds (cost $15,230,692)	15,230,692
Total Investments (cost $187,793,592)		$ 209,916,616
Foreign currency held at value (cost $9)		9
Receivable for investments sold		1,524,311
Receivable for fund shares sold		333,069
Dividends receivable		136,233
Distributions receivable from Fidelity Central Funds		11,368
Prepaid expenses		51
Other receivables		880
Total assets		211,922,537

Liabilities
Payable for investments purchased	$ 1,028,663
Payable for fund shares redeemed	287,616
Accrued management fee	95,037
Distribution fees payable	72,611
Other affiliated payables	51,703
Other payables and accrued expenses	58,835
Collateral on securities loaned, at value	14,754,200
Total liabilities		16,348,665

Net Assets		$ 195,573,872
Net Assets consist of:
Paid in capital		$ 160,902,581
Undistributed net investment income		8,228
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,540,092
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,122,971
Net Assets		$ 195,573,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($75,384,329 ÷ 4,555,686 shares)	$ 16.55

Maximum offering price per share (100/94.25 of $16.55)	$ 17.56
Class T: Net Asset Value and redemption price per share ($53,228,708 ÷ 3,232,598 shares)	$ 16.47

Maximum offering price per share (100/96.50 of $16.47)	$ 17.07
Class B: Net Asset Value and offering price per share ($15,564,616 ÷ 954,799 shares)A	$ 16.30

Class C: Net Asset Value and offering price per share ($25,733,346 ÷ 1,581,519 shares)A	$ 16.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,662,873 ÷ 1,541,647 shares)	$ 16.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 2,178,970
Interest		7,119
Income from Fidelity Central Funds		321,483
Total income		2,507,572

Expenses
Management fee	$ 957,084
Transfer agent fees	497,879
Distribution fees	825,816
Accounting and security lending fees	68,966
Custodian fees and expenses	65,086
Independent trustees' compensation	563
Registration fees	72,868
Audit	50,504
Legal	1,556
Miscellaneous	(1,266)
Total expenses before reductions	2,539,056
Expense reductions	(13,303)	2,525,753
Net investment income (loss)		(18,181)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,725,577
Foreign currency transactions	(579)
Total net realized gain (loss)		12,724,998
Change in net unrealized appreciation (depreciation) on: Investment securities	9,101,775
Assets and liabilities in foreign currencies	(37)
Total change in net unrealized appreciation (depreciation)		9,101,738
Net gain (loss)		21,826,736
Net increase (decrease) in net assets resulting from operations		$ 21,808,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (18,181)	$ (53,610)
Net realized gain (loss)	12,724,998	4,077,931
Change in net unrealized appreciation (depreciation)	9,101,738	10,142,197
Net increase (decrease) in net assets resulting from operations	21,808,555	14,166,518
Distributions to shareholders from net realized gain	(3,620,566)	(1,071,267)
Share transactions - net increase (decrease)	45,851,233	56,605,448
Total increase (decrease) in net assets	64,039,222	69,700,699

Net Assets
Beginning of period	131,534,650	61,833,951
End of period (including undistributed net investment income of $8,228 and undistributed net investment income of $1,045, respectively)	$ 195,573,872	$ 131,534,650

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 12.72	$ 11.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.03	.01	(.02) H
Net realized and unrealized gain (loss)	2.18	2.25	1.64	1.12
Total from investment operations	2.21	2.28	1.65	1.10
Distributions from net realized gain	(.43)	(.23)	(.03)	-
Net asset value, end of period	$ 16.55	$ 14.77	$ 12.72	$ 11.10
Total Return B, C, D	15.28%	18.11%	14.84%	11.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.25%	1.35%	1.62%	4.33% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.27%	1.50% A
Expenses net of all reductions	1.24%	1.24%	1.26%	1.48% A
Net investment income (loss)	.22%	.24%	.04%	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 75,384	$ 47,960	$ 15,657	$ 2,543
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.70	$ 12.67	$ 11.08	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	- K	(.03)	(.04) H
Net realized and unrealized gain (loss)	2.16	2.23	1.64	1.12
Total from investment operations	2.16	2.23	1.61	1.08
Distributions from net realized gain	(.39)	(.20)	(.02)	-
Net asset value, end of period	$ 16.47	$ 14.70	$ 12.67	$ 11.08
Total Return B, C, D	15.01%	17.78%	14.54%	10.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.49%	1.59%	1.86%	4.29% A
Expenses net of fee waivers, if any	1.49%	1.50%	1.53%	1.75% A
Expenses net of all reductions	1.49%	1.49%	1.52%	1.73% A
Net investment income (loss)	(.03)%	(.01)%	(.21)%	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,229	$ 43,716	$ 22,938	$ 5,581
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.57	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.14	2.22	1.64	1.11
Total from investment operations	2.06	2.15	1.55	1.03
Distributions from net realized gain	(.33)	(.15)	(.01)	-
Net asset value, end of period	$ 16.30	$ 14.57	$ 12.57	$ 11.03
Total Return B, C, D	14.39%	17.21%	14.01%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.03%	2.15%	2.44%	5.09% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.04%	2.25% A
Expenses net of all reductions	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.54)%	(.51)%	(.72)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,565	$ 14,625	$ 12,084	$ 3,473
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004 I
Selected Per-Share Data
Net asset value, beginning of period	$ 14.55	$ 12.57	$ 11.03	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.07)	(.09)	(.08) H
Net realized and unrealized gain (loss)	2.13	2.22	1.63	1.11
Total from investment operations	2.05	2.15	1.54	1.03
Distributions from net realized gain	(.33)	(.17)	-	-
Net asset value, end of period	$ 16.27	$ 14.55	$ 12.57	$ 11.03
Total Return B, C, D	14.37%	17.22%	13.96%	10.30%
Ratios to Average Net Assets F, J
Expenses before reductions	2.02%	2.13%	2.42%	5.11% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.03%	2.25% A
Expenses net of all reductions	2.00%	1.99%	2.02%	2.23% A
Net investment income (loss)	(.54)%	(.51)%	(.71)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,733	$ 19,093	$ 9,007	$ 2,372
Portfolio turnover rate G	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period December 23, 2003 (commencement of operations) to October 31, 2004.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.85	$ 12.79	$ 11.13	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.07	.03	.01 G
Net realized and unrealized gain (loss)	2.18	2.25	1.66	1.12
Total from investment operations	2.26	2.32	1.69	1.13
Distributions from net realized gain	(.46)	(.26)	(.03)	-
Net asset value, end of period	$ 16.65	$ 14.85	$ 12.79	$ 11.13
Total Return B, C	15.61%	18.32%	15.16%	11.30%
Ratios to Average Net Assets E, I
Expenses before reductions	.95%	1.00%	1.32%	4.35% A
Expenses net of fee waivers, if any	.95%	1.00%	1.05%	1.25% A
Expenses net of all reductions	.95%	.99%	1.03%	1.23% A
Net investment income (loss)	.51%	.49%	.27%	.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,663	$ 6,140	$ 2,148	$ 891
Portfolio turnover rate F	43%	35%	25%	30% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period December 23, 2003 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the trust) (formerly of Fidelity Advisor Series II) and is authorized to issue an unlimited number of shares. Effective, April 19, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization whereby the Fund reorganized into Fidelity Advisor Series I effective June 29, 2007 (Trust Reorganization). The Trust Reorganization does not impact the Fund's investment strategies or Fidelity Management & Research Company's (FMR) management of the Fund. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. All legal and other expenses associated with the Trust Reorganization will be paid by FMR.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 33,086,423
Unrealized depreciation	(10,988,545)
Net unrealized appreciation (depreciation)	22,097,878
Undistributed ordinary income	221,309
Undistributed long-term capital gain	10,849,428

Cost for federal income tax purposes	$ 187,818,738

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 571,253	$ 581,680
Long-term Capital Gains	3,049,313	489,587
Total	$ 3,620,566	$ 1,071,267

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $117,877,882 and $71,733,155, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract for the Fund. Shareholders will be asked to vote on the new contract on or about April 16, 2008. If approved by the shareholders, the new contract will add a performance adjustment component to the management fee based on the Fund's performance, calculated by reference to the investment performance of the Fund's Institutional Class relative to an appropriate benchmark index.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 161,894	$ 19,924
Class T	.25%	.25%	262,548	1,586
Class B	.75%	.25%	157,173	117,960
Class C	.75%	.25%	244,201	79,267
			$ 825,816	$ 218,737

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 58,180
Class T	12,769
Class B*	15,805
Class C*	7,153
$ 93,907

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 189,278.29
Class T	147,821.28
Class B	48,807.31
Class C	75,758.31
Institutional Class	36,215.26
	$ 497,879

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,087 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $341 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $49,754.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class B	2.00%	$ 4,087
Class C	2.00%	4,054
		$ 8,141

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,524 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $830. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 712
Institutional Class	120
$ 832

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

10. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net realized gain
Class A	$ 1,408,419	$ 340,660
Class T	1,212,214	397,148
Class B	331,720	153,858
Class C	450,108	136,860
Institutional Class	218,105	42,741
Total	$ 3,620,566	$ 1,071,267

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	2,380,262	2,644,989	$ 37,600,639	$ 36,973,471
Reinvestment of distributions	89,257	23,516	1,318,328	315,822
Shares redeemed	(1,160,178)	(652,599)	(18,379,503)	(9,059,106)
Net increase (decrease)	1,309,341	2,015,906	$ 20,539,464	$ 28,230,187
Class T
Shares sold	1,090,377	1,852,588	$ 17,098,047	$ 25,728,181
Reinvestment of distributions	79,731	28,119	1,174,441	376,797
Shares redeemed	(910,726)	(717,416)	(14,510,660)	(9,990,794)
Net increase (decrease)	259,382	1,163,291	$ 3,761,828	$ 16,114,184
Class B
Shares sold	234,870	400,725	$ 3,643,216	$ 5,502,291
Reinvestment of distributions	20,325	10,801	297,767	144,088
Shares redeemed	(303,968)	(369,052)	(4,752,246)	(5,083,680)
Net increase (decrease)	(48,773)	42,474	$ (811,263)	$ 562,699
Class C
Shares sold	724,458	835,526	$ 11,299,990	$ 11,528,790
Reinvestment of distributions	26,703	9,282	390,661	123,634
Shares redeemed	(481,747)	(249,048)	(7,626,826)	(3,434,887)
Net increase (decrease)	269,414	595,760	$ 4,063,825	$ 8,217,537
Institutional Class
Shares sold	1,415,138	331,617	$ 22,923,242	$ 4,687,887
Reinvestment of distributions	10,280	2,506	152,355	33,787
Shares redeemed	(297,108)	(88,770)	(4,778,218)	(1,240,833)
Net increase (decrease)	1,128,310	245,353	$ 18,297,379	$ 3,480,841

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series I. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Value. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of Advisor Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Value Fund voted to pay on December 10, 2007, to shareholders of record at the opening of business on December 7, 2007, a distribution of $1.022 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $10,849,428, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in December 2006 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

FAVI-UANN-1207
1.809013.103

(Fidelity Investment logo)(registered trademark)

Item 2. Code of Ethics

As of the end of the period, October 31, 2007, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund and Fidelity Advisor Value Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Floating Rate High Income Fund	$135,000	$112,000
Fidelity Advisor High Income Advantage Fund	$66,000	$54,000
Fidelity Advisor High Income Fund	$53,000	$46,000
Fidelity Advisor Value Fund	$41,000	$34,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,300,000	$6,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Floating Rate High Income Fund	$5,200	$4,000
Fidelity Advisor High Income Advantage Fund	$5,200	$4,000
Fidelity Advisor High Income Fund	$5,200	$4,000
Fidelity Advisor Value Fund	$4,200	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Floating Rate High Income Fund	$0	$0
Fidelity Advisor High Income Advantage Fund	$0	$0
Fidelity Advisor High Income Fund	$0	$0
Fidelity Advisor Value Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$260,000	$255,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed by Deloitte Entities of $685,000A and $800,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$280,000	$270,000
Non-Covered Services	$405,000	$530,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 28, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	December 28, 2007